UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Amendment No. 3)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ASIAINFO-LINKAGE, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(c)(1)

	(1)	Title of each class of securities to which transaction applies: Common stock, par value US$0.01 per share of AsiaInfo-Linkage, Inc. (“common stock”)
(2)

Aggregate number of securities to which transaction applies:

(A) 61,737,826 shares of common stock issued and outstanding as of June 30, 2013 (consisting of the 72,864,393 shares of common stock outstanding as of June 30, 2013 minus 11,126,567 shares owned by the Rollover Stockholders and Power Joy (Cayman) Limited), (B) 6,425,841 shares of common stock underlying outstanding options as of June 30, 2013 with an exercise price below US$12.00 per share, and (C) 108,904 shares of common stock underlying outstanding restricted stock units.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 and the Securities and Exchange Commission Fee Rate Advisory #1 for Fiscal Year 2013 (set forth the amount on which the filing fee is calculated and state how it was determined):

The proposed maximum aggregate value of the transaction for purposes of calculating the filing fee is US$763,301,776.89. The maximum aggregate value of the transaction was calculated based upon the sum of (A) 61,737,826 shares of common stock issued and outstanding as of June 30, 2013 (consisting of the 72,864,393 shares of common stock outstanding as of June 30, 2013 minus the shares owned by Rollover Stockholders and Power Joy (Cayman) Limited) multiplied by US$12.00 merger consideration, (B) 6,425,841 shares of common stock underlying outstanding options as of June 30, 2013 with an exercise price below US$12.00 per share multiplied by US$3.29 per share (which is the difference between the US$12.00 merger consideration and the weighted average exercise price of such options of US$8.71 per share), and (C) 108,904 shares of common stock underlying outstanding restricted stock units multiplied by US$12.00 per share. The filing fee equals the product of 0.00013640 multiplied by the maximum aggregate value of the transaction.

	(4)	Proposed maximum aggregate value of transaction: US$763,301,776.89
	(5)	Total fee paid: US$104,114.36

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

ASIAINFO-LINKAGE, INC.

November 18, 2013

To the Stockholders of AsiaInfo-Linkage, Inc.:

You are cordially invited to attend a special meeting of stockholders of AsiaInfo-Linkage, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”) to be held at 3:00 p.m., Beijing time, on December 19, 2013, at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing, People’s Republic of China.

At the special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of May 12, 2013 (as it may be amended from time to time, the “merger agreement”), among the Company, Skipper Limited, a Cayman Islands exempted company with limited liability (“Parent”), and Skipper Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

Under the terms of the merger agreement, Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the merger as a wholly owned subsidiary of Parent. At the effective time of the merger, Parent will be beneficially owned by Skipper Holdings Limited, a corporation formed under the laws of the Cayman Islands and the sole shareholder of Parent (“Holdco”).

If the merger is completed, each share of Company common stock issued and outstanding immediately prior to the effective time of the merger, other than the excluded shares and the dissenting shares, will be converted into the right to receive US$12.00 in cash, without interest. We refer to this amount as the “merger consideration.” An “excluded share” is a share of Company common stock held (i) in the treasury of the Company or (ii) by Parent or any direct or indirect wholly owned subsidiary of Parent (including Merger Sub) immediately prior to the time at which the merger becomes effective, including each share of Company common stock to be contributed to Parent by the Rollover Stockholders (as defined below) in accordance with certain rollover agreements entered into by Parent and the Rollover Stockholders (as amended, the “rollover agreements”) and each share of Company common stock to be contributed to Parent by certain other stockholders of the Company in accordance with certain additional rollover agreements, if any, which are entered into by such stockholders and Parent from the date of the merger agreement until the date that is two business days prior to the closing date of the merger. A “dissenting share” is a share of Company common stock held by a stockholder who is entitled to demand and properly demands appraisal of such share pursuant to, and who complies in all respects with, Section 262 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”).

A special committee of our board of directors, consisting entirely of independent directors (the “special committee”), negotiated, reviewed and considered the terms and conditions of the merger agreement and the transactions contemplated by the merger agreement, including the merger. The special committee unanimously determined that the merger is fair and advisable to, and in the best interests of, the Company and its stockholders (other than Parent, Merger Sub, the sponsors (as defined in the accompanying proxy statement), the buyer group parties (as defined in the accompanying proxy statement) and the directors and officers of the Company, and their respective affiliates), whom we refer to as the “unaffiliated stockholders,” approved the merger agreement and declared its advisability, recommended that the stockholders of the Company adopt the merger agreement, directed that the merger agreement be submitted to the stockholders of the Company for their adoption at a special meeting of the stockholders of the Company, and approved the merger agreement, the rollover agreements, the voting agreement, the consortium agreement and any additional rollover agreements and the transactions contemplated thereby for purposes of Section 203 of the DGCL. Our board of directors, after careful consideration and acting on the unanimous recommendation of the special committee, determined that the merger is fair and advisable to, and in the best interests of, the Company and the unaffiliated stockholders, approved the merger agreement and declared its advisability, recommended that the stockholders of the Company adopt the merger agreement, directed that the merger agreement be submitted to the stockholders of the Company for their adoption at a special meeting of the stockholders of the Company, and approved the merger agreement, the rollover agreement, the voting agreement, the consortium agreement and any additional rollover agreements and the transactions contemplated thereby for purposes of Section 203 of the DGCL. Please note that one of our directors, Mr. Libin Sun, voted against the foregoing recommendations and one of our directors was absent from the meeting at which our board of directors approved these recommendations. Our board of directors recommends that you vote “FOR” the proposal to adopt the merger agreement, “FOR” the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger, and “FOR” the proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

The merger cannot be completed unless the merger agreement is adopted by the affirmative vote of the holders of a majority of the outstanding shares of Company common stock as of the record date. More information about the merger is contained in the accompanying proxy statement and a copy of the merger agreement is attached thereto as Annex A.

In considering the recommendation of the special committee and our board of directors, you should be aware that some of the Company’s directors and officers have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. Mr. Suning (Edward) Tian (one of our directors), Ms. Jean Qin Kong (Mr. Suning (Edward) Tian’s spouse), PacificInfo Limited (one of our stockholders which is wholly owned by Mr. Suning (Edward) Tian), Mr. Jian (James) Ding (our co-chairman), New Media China Investment I, Ltd. (one of our stockholders which is wholly owned by Mr. Jian (James) Ding) and Mr. Steve Zhang (one of our directors and our chief executive officer) (collectively, the “Rollover Stockholders”) and Power Joy (Cayman) Limited (one of our stockholders) beneficially own in the aggregate approximately 15.3% of the total outstanding shares of Company common stock. The Rollover Stockholders have agreed with Parent and Holdco, to contribute to Parent shares of Company common stock owned by them in exchange for newly issued shares of Holdco, immediately prior to the effective time of the merger. Power Joy (Cayman) Limited has agreed with Parent and Holdco to contribute to Parent shares of Company common stock owned by it in exchange for newly issued shares of Holdco, immediately prior to the effective time of the merger. The accompanying proxy statement includes additional information regarding certain interests of the Company’s directors and officers that may be different from, or in addition to, the interests of our stockholders generally.

We encourage you to read the accompanying proxy statement in its entirety because it explains the proposed merger, the documents related to the merger and other related matters.

Regardless of the number of shares of Company common stock you own, your vote is important. The failure to vote will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. Whether or not you plan to attend the special meeting, please take the time to submit a proxy by following the instructions on your proxy card as soon as possible. If your shares of Company common stock are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should instruct your broker, dealer, commercial bank, trust company or other nominee how to vote in accordance with the voting instruction form furnished by your broker, dealer, commercial bank, trust company or other nominee. The failure to instruct your broker, dealer, commercial bank, trust company or other nominee to vote your shares of our common stock “FOR” the proposal to adopt the merger agreement will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.

We appreciate your continued support of the Company.

Sincerely,

/s/ Davin A. Mackenzie Davin A. Mackenzie Director

The merger has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission. Neither the Securities and Exchange Commission nor any state securities commission has passed upon the merits or fairness of the merger or upon the adequacy or accuracy of the information contained in this document or the accompanying proxy statement. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated November 18, 2013 and is first being mailed to stockholders on or about November 19, 2013.

ASIAINFO-LINKAGE, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 19, 2013

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of AsiaInfo-Linkage, Inc. (the “Company,” “we,” “us” or “our”) will be held at 3:00 p.m., Beijing time, on December 19, 2013, at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing, People’s Republic of China, for the following purposes:

1.	To adopt the Agreement and Plan of Merger, dated as of May 12, 2013 (as it may be amended from time to time, the “merger agreement”), among the Company, Skipper Limited, a Cayman Islands exempted company with limited liability (“Parent”), and Skipper Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “merger”), with the Company surviving the merger as a wholly owned subsidiary of Parent;

2.	To approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger; and

3.	To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

For more information about the merger and the other transactions contemplated by the merger agreement, please review the accompanying proxy statement and the merger agreement attached thereto as Annex A.

A special committee of our board of directors, consisting entirely of independent directors (the “special committee”), negotiated, reviewed and considered the terms and conditions of the merger agreement and the transactions contemplated by the merger agreement, including the merger. The special committee unanimously determined that the merger is fair and advisable to, and in the best interests of, the Company and its stockholders (other than Parent, Merger Sub, the sponsors (as defined in the accompanying proxy statement), the buyer group parties (as defined in the accompanying proxy statement) and the directors and officers of the Company, and their respective affiliates), whom we refer to as the “unaffiliated stockholders,” approved the merger agreement and declared its advisability, recommended that the stockholders of the Company adopt the merger agreement, directed that the merger agreement be submitted to the stockholders of the Company for their adoption at a special meeting of the stockholders of the Company, and approved the merger agreement, the rollover agreements (as amended, the “rollover agreements”), the voting agreement, the consortium agreement and any additional rollover agreements and the transactions contemplated thereby for purposes of Section 203 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”). Our board of directors, acting on the unanimous recommendation of the special committee, determined that the merger is fair and advisable to, and in the best interests of, the Company and the unaffiliated stockholders, approved the merger agreement and declared its advisability, recommended that the stockholders of the Company adopt the merger agreement, directed that the merger agreement be submitted to the stockholders of the Company for their adoption at a special meeting of the stockholders of the Company, and approved the merger agreement, the rollover agreements, the voting agreement, the consortium agreement and any additional rollover agreements and the transactions contemplated thereby for purposes of Section 203 of the DGCL. Please note that one of our directors, Mr. Libin Sun, voted against the foregoing recommendations and one of our directors was absent from the meeting at which our board of directors approved these recommendations. Our board of directors recommends that you vote “FOR” the proposal to adopt the merger agreement, “FOR” the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger, and “FOR” the proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

Mr. Suning (Edward) Tian (one of our directors), Ms. Jean Qin Kong (Mr. Suning (Edward) Tian’s spouse), PacificInfo Limited (one of our stockholders which is wholly owned by Mr. Suning (Edward) Tian), Mr. Jian (James) Ding (our co-chairman), New Media China Investment I, Ltd. (one of our stockholders which is wholly owned by Mr. Jian (James) Ding) and Mr. Steve Zhang (one of our directors and our chief executive officer) (collectively, the “Rollover Stockholders”) and Power Joy (Cayman) Limited beneficially own in the aggregate approximately 15.3% of the total outstanding shares of Company common stock. The Rollover Stockholders have agreed with Parent and Skipper Holdings Limited, a corporation formed under the laws of the Cayman Islands and the sole shareholder of Parent (“Holdco”), to contribute to Parent shares of Company common stock owned by them in exchange for newly issued shares of Holdco, immediately prior to the effective time of the merger. Power Joy (Cayman) Limited has agreed with Parent to contribute to Parent shares of Company common stock owned by it in exchange for newly issued shares of Holdco, immediately prior to the effective time of the merger.

Only stockholders of record at the close of business, New York time, on November 14, 2013, are entitled to notice of and to vote at the special meeting and at any and all adjournments or postponements thereof.

The adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Company common stock. The approval, on an advisory, non-binding basis, of the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger requires the affirmative vote of the holders of a majority of the shares of Company common stock present in person or represented by proxy and entitled to vote at the special meeting as of the record date. The approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement requires the affirmative vote of the holders of a majority of the shares of Company common stock present in person or represented by proxy and entitled to vote at the special meeting as of the record date, whether or not a quorum is present.

Regardless of the number of shares of Company common stock you own, your vote is important. The failure to vote will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. Whether or not you plan to attend the special meeting, please take the time to submit a proxy by following the instructions on your proxy card as soon as possible. If your shares of Company common stock are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should instruct your broker, dealer, commercial bank, trust company or other nominee how to vote in accordance with the voting instruction form furnished by your broker, dealer, commercial bank, trust company or other nominee. The failure to instruct your broker, dealer, commercial bank, trust company or other nominee to vote your shares of our common stock “FOR” the proposal to adopt the merger agreement will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.

If you plan to attend the special meeting, please note that you may be asked to present valid photo identification, such as a driver’s license or passport. If you wish to attend the special meeting and your shares of Company common stock are held in an account at a broker, dealer, commercial bank, trust company or other nominee (i.e., in “street name”), you will need to bring a copy of your voting instruction card or statement reflecting your share ownership as of the record date.

By Order of the Board of Directors,

/s/ Davin A. Mackenzie
Davin A. Mackenzie
Director

Important Notice of Internet Availability

This proxy statement for the special meeting to be held on December 19, 2013 is available free of charge at www.envisionreports.com/asia.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE ENCOURAGED TO VOTE AS SOON AS POSSIBLE. YOU MAY VOTE YOUR SHARES OF COMPANY COMMON STOCK BY TELEPHONE, OVER THE INTERNET, OR BY SIGNING AND DATING THE ENCLOSED PAPER COPY OF THE PROXY CARD AND RETURNING IT PROMPTLY. VOTING BY PROXY WILL NOT PREVENT YOU FROM ATTENDING THE MEETING AND VOTING IN PERSON IF YOU SO DESIRE.

SUMMARY VOTING INSTRUCTIONS

Ensure that your shares of Company common stock can be voted at the special meeting by submitting your proxy or contacting your broker, dealer, commercial bank, trust company or other nominee.

If your shares of Company common stock are registered in the name of a broker, dealer, commercial bank, trust company or other nominee: check the voting instruction card forwarded by your broker, dealer, commercial bank, trust company or other nominee to see which voting options are available or contact your broker, dealer, commercial bank, trust company or other nominee in order to obtain directions as to how to ensure that your shares of Company common stock are voted at the special meeting.

If your shares of Company common stock are registered in your name: submit your proxy as soon as possible by telephone, via the Internet or by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope, so that your shares of Company common stock can be voted at the special meeting.

Instructions regarding telephone and Internet voting are included on the proxy card.

The failure to vote will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be voted in favor of the proposal to adopt the merger agreement, the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger, and the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

The failure to instruct your broker, dealer, commercial bank, trust company or other nominee to vote your shares of our common stock “FOR” the proposal to adopt the merger agreement will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.

If you have any questions, require assistance with voting your proxy card, or need additional copies of proxy material, please call D.F. King & Co., Inc., toll free at 1-800-758-5880, collect at 212-269-5550 or by email at asiainfo@dfking.com.

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ASIAINFO-LINKAGE, INC.

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 19, 2013

PROXY STATEMENT

This proxy statement contains information related to a special meeting of stockholders of AsiaInfo-Linkage, Inc. which will be held at 3:00 p.m., Beijing time, on December 19, 2013, at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing, People’s Republic of China, and any adjournments or postponements thereof. We are furnishing this proxy statement to stockholders of AsiaInfo-Linkage, Inc. as part of the solicitation of proxies by our board of directors for use at the special meeting. This proxy statement is dated November 18, 2013 and is first being mailed to stockholders on or about November 19, 2013.

SUMMARY TERM SHEET RELATED TO THE MERGER

This summary term sheet highlights selected information in this proxy statement regarding the merger and may not contain all of the information about the merger that is important to you. We have included page references in parentheses to direct you to more complete descriptions of the topics presented in this summary term sheet. You should carefully read this proxy statement in its entirety, including the annexes and the other documents to which we have referred you, for a more complete understanding of the matters being considered at the special meeting. You may obtain without charge copies of documents incorporated by reference into this proxy statement by following the instructions under “Where You Can Find More Information” beginning on page 136.

In this proxy statement, the terms “we,” “us,” “our,” “AsiaInfo” and the “Company” refer to AsiaInfo-Linkage, Inc. and its subsidiaries. We refer to Skipper Holdings Limited as “Holdco,” Skipper Limited as “Parent” and Skipper Acquisition Corporation as “Merger Sub.” We refer to Mr. Suning (Edward) Tian (one of our directors), Ms. Jean Qin Kong (Mr. Suning (Edward) Tian’s spouse), PacificInfo Limited (one of our stockholders which is wholly owned by Mr. Suning (Edward) Tian), Mr. Jian (James) Ding (our co-chairman), New Media China Investment I, Ltd. (one of our stockholders which is wholly owned by Mr. Jian (James) Ding) and Mr. Steve Zhang (one of our directors and our chief executive officer) collectively as the “Rollover Stockholders.” We refer to stockholders of the Company who may enter into additional rollover agreements with Parent prior to the closing for the contribution of up to 800,000 shares of Company common stock to Parent in exchange for shares of Holdco as the “Additional Rollover Stockholders.” We refer to the Rollover Stockholders, Jun (Michael) Wu, Yadong Jin and Guoxiang Liu collectively as the “Voting Stockholders.” We refer to Power Joy (Cayman) Limited as “Power Joy.” We refer to Power Joy, CITIC Capital (Tianjin) Equity Investment Limited Partnership ( ), CPEChina Fund, L.P., Ellington Investments Pte. Ltd., Al Gharrafa Investment Company, AlpInvest Partners Co-investments 2012 I C.V., AlpInvest Partners Co-investments 2012 II C.V., AlpInvest Partners Co-investments 2011 II C.V., CBC TMT III Limited and InnoValue Capital Ltd. as the “sponsors.” We refer to the parties to any of the rollover agreements (as amended, the “rollover agreements”) and the additional rollover agreements (if any), the voting agreement and the consortium agreement, including all amendments thereto or modifications thereof, other than Parent and Merger Sub or any of their respective affiliates as the “buyer group parties.” We refer to the buyer group parties, Parent and Merger Sub collectively as the “buyer consortium.” We refer to the stockholders of the

Company (other than Parent, Merger Sub, the sponsors, the buyer group parties and the directors and officers of the Company, and their respective affiliates) as the “unaffiliated stockholders.” We refer to Parent, the Rollover Stockholders, the sponsors and their respective affiliates as the “Excluded Persons.” We refer to the Agreement and Plan of Merger, dated as of May 12, 2013, among the Company, Parent and Merger Sub, as the “merger agreement,” as it may be amended from time to time.

The Parties

The Company

AsiaInfo-Linkage, Inc. is a leading provider of high-quality telecommunications software solutions and IT related services in China. Its software and services enable its customers to build, maintain, operate, manage and improve their communications infrastructure. It provides software solutions to telecommunications carriers and cable television, or TV, operators in China as well as telecommunications operators in other countries. It also provides a variety of services including business operational consulting services, IT architecture planning services, system integration services based on its own products and other third party software and hardware, change of request implementation, maintenance on customer premise and management services. The Company’s principal executive offices are located at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, China. The Company’s telephone number is (86)10-8216-6688.

Parent

Skipper Limited was formed under the laws of the Cayman Islands solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement. Parent is a direct, wholly owned subsidiary of Holdco. Parent has not engaged in any business except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger and related financing transactions. The business address of Parent is c/o CITIC Capital Partners Management Limited, 28th Floor CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong, and its telephone number is (852)-3710-6888.

Merger Sub

Skipper Acquisition Corporation was formed under the laws of the State of Delaware by Parent solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement. Merger Sub is a direct, wholly owned subsidiary of Parent. Upon completion of the merger, Merger Sub will no longer exist. Merger Sub has not engaged in any business except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger and related financing transactions. The business address of Merger Sub is c/o CITIC Capital Partners Management Limited, 28th Floor CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong, and its telephone number is (852)-3710-6888.

Holdco

Skipper Holdings Limited was formed under the laws of the Cayman Islands solely for the purpose of owning Parent and consummating certain transactions in connection with the merger. Holdco is currently a direct, wholly owned subsidiary of Skipper Investment Limited. Immediately prior to the effective time of the merger, Holdco will issue certain of its shares to the Rollover Stockholders, any Additional Rollover Stockholders, Power Joy, the sponsors and certain other buyer group parties in consideration for either the contribution of shares of Company common stock owned by them or their equity commitments, as the case may be, to Parent. Holdco has not engaged in any business except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger and related financing transactions. The business address of Holdco is c/o CITIC Capital Partners Management Limited, 28th Floor CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong, and its telephone number is (852)-3710-6888.

Mr. Suning (Edward) Tian

Mr. Suning (Edward) Tian is one of our directors. Mr. Tian’s business address is Unit 906, Level 9, Cyberport 2, 100 Cyberport Road, Hong Kong. His telephone number is (852)-2122-8400. He is a citizen of the People’s Republic of China (the “PRC”). During the past five years, Mr. Tian has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), nor has he been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Ms. Jean Qin Kong

Ms. Jean Qin Kong is the spouse of Mr. Suning (Edward) Tian. Ms. Kong’s address is Unit 906, Level 9, Cyberport 2, 100 Cyberport Road, Hong Kong. Her telephone number is (852)-2122-8400. She is a citizen of the United States. During the past five years, Ms. Kong has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), nor has she been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

PacificInfo Limited

PacificInfo Limited (“PacificInfo”) was formed under the laws of the British Virgin Islands by Mr. Tian for investment holding purposes. PacificInfo is wholly owned by Mr. Suning (Edward) Tian. The business address of PacificInfo is Unit 906, Level 9, Cyberport 2, 100 Cyberport Road, Hong Kong, and its telephone number is (852)-2122-8400.

Mr. Jian (James) Ding

Mr. Jian (James) Ding is the co-chairman of our board of directors. Mr. Ding’s business address is 28-7 Bishui Zhuangyuan, Changping District, Beijing 102206, China. His telephone number is (86)-10-5706-9898. He is a citizen of the Hong Kong SAR. During the past five years, Mr. Ding has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), nor has he been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

New Media China Investment I, Ltd.

New Media China Investment I, Ltd. (“New Media”) was formed under the laws of the British Virgin Islands by Mr. Ding for investment holding purposes. New Media is wholly owned by Mr. Jian (James) Ding. The business address of New Media is Bishui Zhuangyuan, Changping District, Beijing 102206, China, and its telephone number is (86)-10-5706-9898.

Mr. Steve Zhang

Mr. Steve Zhang is one of our directors and president and chief executive officer. Mr. Zhang’s business address is c/o AsiaInfo-Linkage, Inc., 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, China. His telephone number is (86)-10-8216-6688. He is a citizen of the United States. During the past five years, Mr. Zhang has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), nor has he been a party to any judicial or administrative proceeding

(except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Skipper Investment Limited

Skipper Investment Limited (“CCP Co-Investment Co”) was formed under the laws of the Cayman Islands for investment holding purposes and is a direct, wholly owned subsidiary of Power Joy. The business address of CCP Co-Investment Co is c/o CITIC Capital Partners Management Limited, 28th Floor CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong, and its telephone number is (852)-3710-6888.

Power Joy

Power Joy was formed under the laws of the Cayman Islands for investment holding purposes and is a direct, wholly owned subsidiary of CITIC Capital China Partners II, L.P. The business address of Power Joy is c/o CITIC Capital Partners Management Limited, 28th Floor CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong, and its telephone number is (852)-3710-6888.

CITIC Capital MB Investment Limited

CITIC Capital MB Investment Limited (“CITIC Capital MB”) was formed under the laws of the Cayman Islands for investment purposes and is a direct, wholly owned subsidiary of CITIC Capital Holdings Limited. The business address of CITIC Capital MB is 28th Floor CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong, and its telephone number is (852)-3710-6888.

CITIC Capital (Tianjin) Equity Investment Limited Partnership

CITIC Capital (Tianjin) Equity Investment Limited Partnership (“RMB Fund”) was formed under the laws of the PRC for investment purposes. RMB Fund is controlled by CITIC Capital (Tianjin) Investment Management Limited Partnership. The business address of RMB Fund is c/o CITIC Capital Partners Management Limited, 28th Floor CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong, and its telephone number is (852)-3710-6888.

CPEChina Fund L.P.

CPEChina Fund, L.P., (“CPEChina”), is a Cayman Islands exempted limited partnership principally engaged in the business of investment. The principal business address and telephone number for CPEChina is PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, +1 345 949 8066.

Al Gharrafa Investment Company

Al Gharrafa Investment Company (“Al Gharrafa”) was formed under the laws of the Cayman Islands for investment holding purposes. Al Gharrafa is legally and beneficially wholly owned by Qatar Holding LLC. The business address of Al Gharrafa is Q-Tel Tower, 8th Floor, Diplomatic Area Street, West Bay, P.O. Box 23224 Doha, Qatar, and its telephone number is +974 4499-5900.

Ellington Investments Pte. Ltd.

Ellington Investments Pte. Ltd. (“Ellington”) was formed under the laws of Singapore for investment holding purposes. Ellington is wholly owned by Bartley Investments Pte. Ltd., which is a wholly owned subsidiary of Tembusu Capital Pte. Ltd., which is a wholly owned subsidiary of Temasek Holdings (Private) Ltd. The business address of Ellington is 60b Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, and its telephone number is +65-6828-6828.

AlpInvest Partners Co-Investments 2011 II C.V.

AlpInvest Partners Co-Investments 2011 II C.V. (“AlpInvest 2011 II”) is a limited partnership (Commanditaire Vennootschaap) formed under the laws of the Netherlands for securities investment purposes and is controlled by its general partner, AlpInvest Partners 2011 B.V. (“AlpInvest 2011 B.V.”) which is wholly owned and controlled by AlpInvest Partners B.V. (“AlpInvest B.V.”).

AlpInvest Partners Co-investments 2012 I C.V.

AlpInvest Partners Co-Investments 2012 I C.V. (“AlpInvest 2012 I”) is a limited partnership (Commanditaire Vennootschaap) formed under the laws of the Netherlands for securities investment purposes and is controlled by its general partner, AlpInvest Partners 2012 I B.V. (“AlpInvest 2012 I B.V.”) which is wholly owned and controlled by AlpInvest B.V.

AlpInvest Partners Co-investments 2012 II C.V.

AlpInvest Partners Co-Investments 2012 II C.V. (“AlpInvest 2012 II”) is a limited partnership (Commanditaire Vennootschaap) formed under the laws of the Netherlands for securities investment purpose and is controlled by its general partner, AlpInvest Partners 2012 II B.V. (“AlpInvest 2012 II B.V.”) which is wholly owned and controlled by AlpInvest B.V.

Each of AlpInvest 2011 B.V., AlpInvest 2012 I B.V., AlpInvest 2012 II B.V. and AlpInvest B.V. (together with AlpInvest 2011 II, AlpInvest 2012 I and AlpInvest 2012 II, the “AlpInvest Entities”) are principally engaged in investment management.

The principal business address and telephone number for each of the AlpInvest Entities is Jachthavenweg 118, 1081 KJ Amsterdam, the Netherlands, and its telephone number is +31 20 540 7575.

CBC TMT III Limited

CBC TMT III Limited (“CBC”) was formed under the laws of the British Virgin Islands by China Broadband Capital Partners, L.P. for investment holding purposes. CBC is wholly owned by China Broadband Capital Partners II, L.P. The business address of CBC is c/o China Broadband Capital Partners II, L.P., Unit 906, Level 9, Cyberport 2, 100 Cyberport Road, Hong Kong, and its telephone number is (852)-2122-8400.

InnoValue Capital Ltd.

InnoValue Capital Ltd. (“InnoValue”) was formed under the laws of the British Virgin Islands by Ms. Liu Tzu-Lien for investment holding purposes. InnoValue is wholly owned by Ms. Liu Tzu-Lien. The business address of InnoValue is No. 113-3, Sec. 1 An-Ho Road, Taipei 106 Taiwan, and its telephone number is +886 2 2700 6930.

Mr. Jun (Michael) Wu

Mr. Jun (Michael) Wu is our executive vice president and chief financial officer. Mr. Wu’s business address is c/o AsiaInfo-Linkage, Inc., 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, China. His telephone number is (86)-10-8216-6688. He is a citizen of the PRC. During the past five years, Mr. Wu has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), nor has he been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Mr. Yadong Jin

Mr. Yadong Jin is our executive vice president, chief technology officer and general manager of marketing. Mr. Jin’s business address is c/o AsiaInfo-Linkage, Inc., 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, China. His telephone number is (86)-10-8216-6688. He is a citizen of the PRC. During the past five years, Mr. Jin has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), nor has he been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Mr. Guoxiang Liu

Mr. Guoxiang Liu is our executive vice president. Mr. Liu’s business address is c/o AsiaInfo-Linkage, Inc., 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, China. His telephone number is (86)-10-8216-6688. He is a citizen of the PRC. During the past five years, Mr. Liu has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), nor has he been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Overview of the Transaction (page 25)

The Company, Parent and Merger Sub entered into the merger agreement on May 12, 2013. Under the terms of the merger agreement, Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “merger”). The Company, as the surviving corporation, will continue to do business under the name “AsiaInfo-Linkage, Inc.” following the merger.

At the effective time of the merger, each share of Company common stock issued and outstanding immediately prior to the effective time of the merger (other than the excluded shares and the dissenting shares) will be converted into the right to receive US$12.00 in cash without interest (the “merger consideration”). An “excluded share” is a share of Company common stock held (i) in the treasury of the Company or (ii) by Parent or any direct or indirect wholly owned subsidiary of Parent (including Merger Sub) immediately prior to the time at which the merger becomes effective, including each share of Company common stock to be contributed to Parent by the Rollover Stockholders (as defined below) in accordance with certain rollover agreements entered into by Parent and the Rollover Stockholders and each share of Company common stock to be contributed to Parent by certain other stockholders of the Company in accordance with certain additional rollover agreements, if any, which are entered into by such stockholders and Parent from the date of the merger agreement until the date that is two business days prior to the closing date of the merger. A “dissenting share” is a share of Company common stock held by a stockholder who is entitled to demand and properly demands appraisal of such share pursuant to, and who complies in all respects with, Section 262 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”).

Following and as a result of the merger:

•	the unaffiliated stockholders will no longer have any interest in, and will no longer be stockholders of the Company, and will not participate in any of the Company’s future earnings or growth;

•

shares of Company common stock will no longer be listed on the NASDAQ Global Market, and price quotations with respect to shares of Company common stock in the public market will no longer be available; and

•	the registration of shares of Company common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be terminated.

The Special Meeting (page 100)

The special meeting will be held at 3:00 p.m., Beijing time, on December 19, 2013, at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing, People’s Republic of China. At the special meeting, you will be asked to, among other things, adopt the merger agreement. See “Questions and Answers About the Special Meeting and the Merger” for additional information on the special meeting, including how to vote your shares of Company common stock.

Stockholders Entitled to Vote; Vote Required to Adopt the Merger Agreement (page 100)

You may vote at the special meeting and any adjournment or postponement thereof if you owned any shares of Company common stock at the close of business, New York time, on November 14, 2013, the record date for the special meeting. On that date, there were 73,038,788 shares of Company common stock outstanding and entitled to vote at the special meeting. You may cast one vote for each share of Company common stock that you owned on that date. Adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Company common stock. See “The Special Meeting” beginning on page 100 for additional information.

Merger Consideration (page 106)

If the merger is completed, each share of Company common stock issued and outstanding immediately prior to the effective time of the merger, other than as provided below, will be converted into the right to receive the merger consideration in cash without interest. Each excluded share will be automatically cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto. Each dissenting share will be canceled without payment of the merger consideration and the holders of such shares will instead be entitled to appraisal rights under, and in conformity with, the DGCL.

Prior to the effective time of the merger, Parent will designate a commercial bank or trust company reasonably satisfactory to the Company to act as the paying agent. At the effective time of the merger, Parent will deposit, or will cause to be deposited, with the paying agent an amount in cash sufficient for the paying agent to make payments to the holders of shares of Company common stock and the holders of options and restricted stock units that were granted under the stock plans of the Company pursuant to the merger agreement. Promptly after the effective time of the merger (but in any event no later than three business days from the date thereof), each record holder of shares of Company common stock will be sent (i) a letter of transmittal describing how it may exchange its shares of Company common stock for the merger consideration and (ii) instructions for effecting the surrender of share certificates in exchange for its merger consideration. You will not be entitled to receive the merger consideration until you surrender your stock certificate or certificates along with a properly completed and validly executed letter of transmittal to the paying agent or until the paying agent receives an “agent’s message” in the case of shares held in book-entry form, and, in each case, such other documents as may be required by the paying agent and approved by Parent and us. See “The Merger Agreement—Treatment of Common Stock, Company Options and Company Restricted Stock Units” and “The Merger Agreement—Exchange and Payment Procedures” beginning on page 106 for additional information.

Treatment of Company Options and Company Restricted Stock Units (page 106)

At the effective time of the merger, (i) each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by a tier I employee, and (ii) 73.3% of each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by a tier II employee, will be converted into an option to purchase a number of shares of Holdco equal to the number of shares subject to such options to purchase shares of Company common stock (or such applicable portion thereof in the case of a tier II employee). The exercise price of the option to purchase a share of Holdco will be equal to the excess of (x) the fair market value of a share of Holdco immediately following the effective time of the merger as determined by Parent in good faith over (y) the excess of the merger consideration over the per share exercise price of such existing options to purchase shares of Company common stock. The other terms and conditions of such options to purchase shares of Company common stock will continue to apply to the options to purchase shares of Holdco. A “tier I employee” refers to an employee of the Company with the title of vice president or a more senior title as of the date of the merger agreement. A “tier II employee” refers to an employee of the Company with the title of director as of the date of the merger agreement.

At the effective time of the merger, (i) 26.7% of each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by a tier II employee, and (ii) each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by an employee of the Company who is neither a tier I employee nor a tier II employee, will be canceled in consideration of an award of restricted stock units (or in the case of a U.S. taxpayer, restricted stock) that provides for the issuance of a number of shares of Holdco. Such number of shares of Holdco will have an aggregate fair market value as of immediately after the effective time of the merger as determined by Parent in good faith equal to the excess of the merger consideration over the per share exercise price of such options to purchase shares of Company common stock, multiplied by the number of shares of Company common stock subject to such options. The awards of restricted stock units and restricted stock will have the same vesting and forfeiture provisions as applied to such options to purchase shares of Company common stock.

At the effective time of the merger, (x) each outstanding and vested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan, and (y) each outstanding option, whether vested or unvested, to purchase shares of Company common stock that was granted under a stock plan of the Company other than the Company’s 2011 Stock Incentive Plan, will be canceled in consideration of, as soon as practicable after the effective time of the merger, (i) the right to receive a cash payment in an amount equal to the excess of the merger consideration over the per share exercise price of such options, or (ii) at the election of the holder of such options, the right to receive a number of shares of Holdco with an aggregate fair market value as of immediately following the effective time of the merger as determined by Parent in good faith equal to the excess of the merger consideration over the per share exercise price of such options, multiplied by the number of shares of Company common stock subject to such options, which will not be subject to any forfeiture restriction (but may be subject to a transfer restriction).

At the effective time of the merger, each outstanding restricted stock unit relating to a share of Company common stock that was granted under a stock plan of the Company will be converted into a restricted stock unit that provides for the issuance of a share of Holdco, which restricted stock unit shall be subject to the same vesting and forfeiture provisions as applied to such restricted stock unit relating to a share of Company common stock.

The treatment of Company options and Company restricted stock units described in the four immediately preceding paragraphs does not apply to any Company options or Company restricted stock units held by any director of the Company who is not a buyer group party. At the effective time of the merger, each outstanding option to purchase shares of Company common stock held by a director of the Company who is not a buyer group party, whether vested or unvested, will be canceled in consideration of the right to receive a cash payment in an amount equal to the excess of the merger consideration over the per share exercise price of such option, multiplied by the number of shares of Company common stock subject to such option. At the effective time of the merger, each outstanding restricted stock unit relating to a share of Company common stock held by a director of the Company who is not a buyer group party will be converted into the right to receive the merger consideration.

See “The Merger Agreement—Treatment of Common Stock, Company Options and Company Restricted Stock Units” beginning on page 106 for additional information.

Recommendation of Our Board of Directors and Special Committee; Reasons for Recommending the Adoption of the Merger Agreement; Fairness of the Merger (page 52)

Our board of directors, after careful consideration and acting on the unanimous recommendation of the special committee composed entirely of independent directors, recommends that you vote “FOR” the proposal to adopt the merger agreement. Our board of directors also recommends that you vote “FOR” the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger, and “FOR” the proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement. Please note that one of our directors, Mr. Libin Sun, voted against the foregoing recommendations and one of our directors was absent from the meeting at which our board of directors approved these recommendations. Our board of directors and the special committee have determined that the merger is fair to the unaffiliated stockholders. For a discussion of the material factors considered by our board of directors and the special committee in determining to recommend the adoption of the merger agreement and in determining that the merger is fair to the unaffiliated stockholders, see “Special Factors Relating to the Merger—Purposes and Reasons of Our Board of Directors and Special Committee for the Merger” beginning on page 52 and “Special Factors Relating to the Merger—Recommendation of Our Board of Directors and Special Committee; Reasons for Recommending the Adoption of the Merger Agreement; Fairness of the Merger” beginning on page 52.

Positions of the Buyer Consortium Regarding the Fairness of the Merger (page 68)

Each member of the buyer consortium believes that the merger is fair to the unaffiliated stockholders. Their belief is based upon the factors discussed under the caption “Special Factors Relating to the Merger—Positions of the Buyer Consortium Regarding the Fairness of the Merger” beginning on page 68.

Opinion of Goldman Sachs, Financial Advisor to the Special Committee (page 58)

On May 12, 2013, at a meeting of the special committee, Goldman Sachs (Asia) L.L.C. (“Goldman Sachs”), financial advisor to the special committee, rendered to the special committee its oral opinion, subsequently confirmed in writing, that, as of May 12, 2013, and based upon and subject to the limitations and assumptions set forth therein, the consideration of US$12.00 in cash to be paid for each share of Company common stock pursuant to the merger agreement was fair from a financial point of view to the holders (other than Parent, the Rollover Stockholders, the sponsors and their respective affiliates) of shares of Company common stock.

The full text of the written opinion of Goldman Sachs, dated May 12, 2013, which sets forth the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex H. The summary of the Goldman Sachs opinion provided in this proxy statement is qualified in its entirety by reference to the full text of the written opinion. Goldman Sachs’ advisory services and opinion were provided for the information and assistance of the special committee in connection with its consideration of the proposed merger and the opinion does not constitute a recommendation as to how any holder of shares of Company common stock should vote with respect to the proposed merger or any other matter.

Financing of the Merger (page 82)

The buyer consortium estimates that the total amount of funds required to consummate the merger and related transactions will be approximately US$887 million. The buyer consortium expects to fund this amount through a combination of (i) the contribution of approximately 11,126,567 shares of Company common stock from the Rollover Stockholders and Power Joy to Parent (valued at approximately US$134 million based on the merger consideration), (ii) equity financing from each sponsor to purchase or cause the purchase of shares of

Holdco up to an aggregate amount of approximately US$415 million in cash, (iii) debt financing of up to US$330 million from a syndicate of Nomura International (Hong Kong) Limited, Bank of Taiwan, Cathay United Bank, Co., LTD., ICBC International Capital Limited and Maybank Investment Bank Berhad and (iv) the contribution of certain shares of Company common stock underlying restricted stock units pursuant to the merger agreement. See “Special Factors Relating to the Merger—Financing of the Merger” beginning on page 82 for additional information.

Limited Guarantees (page 85)

On May 12, 2013, each of Power Joy, CITIC Capital MB Investment Limited, CPEChina Fund, L.P., InnoValue Capital Ltd., and CBC TMT III Limited delivered a limited guarantee to, and Ellington Investments Pte. Ltd. entered into a payment agreement with, the Company, in which they (collectively, the “guarantors”) agreed to guarantee the obligations of Parent and Merger Sub to pay certain fees and reimburse certain expenses, including the termination fee that may become payable to the Company by Parent under certain circumstances set forth in the merger agreement. See “Special Factors Relating to the Merger—Limited Guarantee” beginning on page 85 and “The Merger Agreement—Fees and Expenses” beginning on page 123 for additional information. Copies of the limited guarantees and the payment agreement are attached as Annexes B to G to this proxy statement.

Voting Agreement (page 85)

Parent and the Voting Stockholders have entered into a voting agreement (as amended) pursuant to which the Voting Stockholders agreed to vote all of their shares in favor of adoption of the merger agreement at the special meeting, and to vote against any (i) acquisition proposal, (ii) reorganization, recapitalization, dissolution, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company, (iii) proposal or corporate action that is made in opposition to or in competition with, or would otherwise frustrate the purposes of, or prevent or delay the consummation of, the transactions contemplated by the merger agreement, including the merger, or (iv) other matter relating to, or in connection with, any of the foregoing matters. The voting agreements terminate upon the earlier of (i) the closing of the merger and (ii) termination of the merger agreement in accordance with its terms. Additionally, the Voting Stockholders have entered into the voting agreements solely in their capacities as stockholders of the Company, and nothing in the voting agreements will restrict or limit any fiduciary duties owed to the Company. See “Special Factors Relating to the Merger—Voting Agreement” beginning on page 85 for additional information.

Consortium Agreement (page 86)

Concurrently with the execution and delivery of the merger agreement, Parent, Merger Sub, Holdco, the sponsors and certain affiliates of the sponsors entered into a consortium agreement that governs the relationship among the parties thereto with respect to the merger agreement and matters relating thereto until the consummation of the merger. See “Special Factors Relating to the Merger—Consortium Agreement” beginning on page 86 for additional information.

Interests of the Company’s Directors and Officers in the Merger (page 86)

When considering the recommendation of our board of directors in favor of the adoption of the merger agreement, you should be aware that the members of our board of directors and certain of our officers have the following interests in the merger in addition to their interests as our stockholders generally. These interests may be different from, or in addition to, your interests as our stockholders.

Concurrently with the execution and delivery of the merger agreement, Parent delivered to us the rollover agreements executed by the Rollover Stockholders. The Rollover Stockholders have agreed, among other things, to contribute shares of Company common stock beneficially owned by them (the “Rollover Shares”) to Parent in exchange for newly issued shares of Holdco. In addition, pursuant to the merger agreement, Parent may enter into additional rollover agreements with Additional Rollover Stockholders prior to the closing for the contribution of up to 800,000 shares of Company common stock to Parent in exchange for shares of Holdco. The effect of these transactions will be to allow the Rollover Stockholders and any Additional Rollover Stockholders to remain indirect owners of the surviving corporation after the merger is completed. Because of their equity ownership of Holdco, each Rollover Stockholder and any Additional Rollover Stockholders will enjoy the benefits from any future earnings and growth of the Company after the merger and will also bear the corresponding risks of any possible decreases in future earnings, growth, or value. The Rollover Stockholders and any Additional Rollover Stockholders may also benefit after the merger from the elimination of expenses associated with public company reporting and compliance requirements and increased flexibility as a private rather than a publicly traded company.

At the effective time of the merger, each outstanding option to purchase shares of Company common stock held by a director of the Company who is not a buyer group party, whether vested or unvested, will be canceled in consideration of the right to receive a cash payment in an amount equal to the excess of the merger consideration over the per share exercise price of such option, multiplied by the number of shares of Company common stock subject to such option. At the effective time of the merger, each outstanding restricted stock unit relating to a share of Company common stock held by a director of the Company who is not a buyer group party will be converted into the right to receive the merger consideration.

Additionally, members of the special committee received compensation for their service of evaluating the merger and alternatives thereto, and negotiating the merger agreement and the transactions contemplated by the merger agreement, including the merger. See “Special Factors Relating to the Merger—Background of the Merger” beginning on page 25. From the effective time of the merger until the sixth anniversary of the effective time of the merger, to the fullest extent the Company would have been permitted to do so under applicable law (for the avoidance of doubt, subject to the limitations on the Company’s ability to indemnify its directors and officers under Section 145 of the DGCL), Parent will indemnify and hold harmless each indemnified party from and against any and all costs or expenses (including reasonable attorneys’ fees and expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of, relating to or in connection with (i) the fact that an indemnified party is or was a director or officer of the Company or any of its subsidiaries, (ii) any acts or omissions occurring or alleged to occur prior to or at the effective time of the merger in such indemnified party’s capacity as a director, officer, employee or agent of the Company or any of its subsidiaries or other affiliates, or (iii) the merger, the merger agreement or any of the transactions contemplated by the merger agreement.

The members of our board of directors were aware of these additional interests, and considered them, when they adopted the merger agreement, the merger and the other transactions contemplated by the merger agreement. See “Special Factors Relating to the Merger—Interests of the Company’s Directors and Officers in the Merger” beginning on page 86.

Conditions to the Merger (page 118)

The respective obligations of each of the Company, Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver of certain conditions. For a more detailed description of these conditions, see “The Merger Agreement—Conditions to the Merger” beginning on page 118.

Regulatory Matters (page 94)

The Company does not believe that any material federal, national, provincial, local or state, whether domestic or foreign, regulatory approvals, filings or notices are required in connection with the merger other than the approvals, filings or notices required under the U.S. federal securities laws, the filing of the certificate of merger with the Secretary of State of the State of Delaware with respect to the merger and the filings under the Anti-Monopoly Law of the PRC (“PRC Anti-Monopoly Law”) and receipt of clearance thereunder approving the merger.

Alternative Takeover Proposals (page 113)

Until the effective time of the merger or, if earlier, the termination of the merger agreement, the Company and its subsidiaries will not, nor will they authorize or direct any of their respective representatives to, directly or indirectly:

•	solicit, initiate or take any other action knowingly to facilitate or encourage any acquisition proposal (as defined below under “The Merger Agreement—Alternative Takeover Proposals”);

•

engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data concerning, the Company or any of its subsidiaries to any third party (other than Parent, Merger Sub or any designees of Parent or Merger Sub) with the intent to induce the making, submission or announcement of, or the intent to encourage, facilitate or assist an acquisition proposal; or

•

approve, endorse, recommend, execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement (other than an acceptable confidentiality agreement) relating to any acquisition proposal.

However, any proposal or suggestion, formal or informal, made by a director of the Company at any meeting of our board of directors or any of its committees, which was not solicited by our board of directors or any of its committees, to take any action described in sub-clause (e) in the definition of “acquisition proposal” and any discussion of such proposal solely for the purpose of informing such director of the Company’s obligations will not (in themselves) be prohibited.

At any time prior to the receipt of the Company’s stockholders’ adoption of the merger agreement, the Company, its subsidiaries and the Company’s and its subsidiaries’ representatives may:

•	grant a waiver, amendment or release under any standstill agreement for the purpose of allowing any third party to make an acquisition proposal;

•	following the receipt of an unsolicited acquisition proposal, contact the third party who has made such acquisition proposal to clarify and understand the terms and conditions thereof;

•

following the receipt of an unsolicited acquisition proposal and the determination in good faith by our board of directors that such acquisition proposal either constitutes a superior proposal (as defined below under “The Merger Agreement—Alternative Takeover Proposals”) or could reasonably be expected to result in a superior proposal, provide information (including any non-public information or data concerning the Company or any of its subsidiaries) in response to the request of the third party who has made such acquisition proposal; and/or

•

following the receipt of an unsolicited acquisition proposal and the determination in good faith by our board of directors that such acquisition proposal either constitutes a superior proposal or could reasonably be expected to result in a superior proposal, engage or participate in any discussions or negotiations with the third party who has made such acquisition proposal.

The merger agreement provides that our board of directors (or any committee thereof composed solely of independent directors, including the special committee) can only (i) effect a “change in the Company recommendation” (as defined below under “The Merger Agreement—Alternative Takeover Proposals) in response to an intervening event or a superior proposal and/or (ii) authorize the Company to terminate the merger agreement to enter into an alternative acquisition agreement (as defined below under “The Merger Agreement—Alternative Takeover Proposals”), if (x) with respect to a change in the Company recommendation, our board of directors (or any committee thereof composed solely of independent directors, including the special committee) determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law or (y) with respect to a termination of the merger agreement to enter into an alternative acquisition agreement with respect to a bona fide, written acquisition proposal, our board of directors (or any committee thereof composed solely of independent directors, including the special committee) determines in good faith, based on information then available and after consultation with its independent financial advisor and outside legal counsel, that such acquisition proposal constitutes a superior proposal.

The Company is not entitled to effect a change in the Company recommendation or terminate the merger agreement to enter into an alternative acquisition agreement unless (i) the Company has delivered the “change or termination notice” to Parent (as defined below under “The Merger Agreement—Alternative Takeover Proposals), and (ii) the Company shall cause its financial and legal advisors to, during the period beginning at 5:00 p.m. Hong Kong time on the day of delivery by the Company to Parent of such change or termination notice (or, if delivered after 5:00 p.m. Hong Kong time or any day other than a business day, beginning at 5:00 p.m. Hong Kong time on the next business day) and ending five business days later at 5:00 p.m. Hong Kong time negotiate with Parent and its representatives in good faith (to the extent Parent desires to negotiate) any proposed modifications to the terms and conditions of the merger agreement and/or the financing documents so that such acquisition proposal ceases to constitute a superior proposal or so that the failure to effect a change in the Company recommendation would no longer reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law, and (iii) following the end of such negotiation period(s), our board of directors (or any committee thereof composed solely of independent directors, including the special committee) will have determined in good faith (after consultation with its independent financial advisor and outside legal counsel), after considering the terms of any proposed amendment or modification to the merger agreement and/or the financing documents, that (A) with respect to a change in the Company recommendation, the failure to effect a change in the Company recommendation would still reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law or (B) with respect to a termination of the merger agreement to enter into an alternative acquisition agreement with respect to an acquisition proposal, such acquisition proposal continues to constitute a superior proposal.

The Company is not restricted from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) of the Exchange Act or taking or disclosing to its stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act (or any similar communication to stockholders in connection with the making or amendment of a tender offer or exchange offer).

The Company agrees that it will promptly (and, in any event, within 48 hours) notify Parent if it or any of its representatives becomes aware that any acquisition proposals are received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company, our board of directors (or any committee thereof composed solely of independent directors, including the special committee) or any representative of the foregoing, indicating, in connection with such notice, the identity of the third party making such acquisition proposal and the material terms and conditions of any acquisition proposals and thereafter will keep Parent reasonably informed of the status and terms of any such acquisition proposals (including any amendments thereto that are material in any respect) and the status of any such discussions or negotiations. None of the Company, our board of directors or any committee thereof will enter into any binding agreement or contract with any person to limit the Company’s ability to give prior notice to Parent of its intention to effect a change in the Company recommendation or to terminate the merger agreement in light of a superior proposal. For a more detailed description of the alternative takeover proposals, see “The Merger Agreement—Alternative Takeover Proposals” beginning on page 113.

Termination of the Merger Agreement (page 119)

The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after receipt of the requisite stockholder approval of the merger (except for termination in connection with the entry into an alternative acquisition agreement with respect to a superior proposal which must occur prior to receipt of the requisite stockholder approval):

•	by mutual written consent of the Company and Parent;

•	by either of the Company or Parent, if:

•

the merger is not consummated by the end date (as defined below under “The Merger Agreement—Termination”); provided that this termination right is not available to a party if the failure of such party to fulfill any of its obligations under the merger agreement or other intentional breach is the material cause or contributing factor to the failure of the closing to occur by that date;

•

any law or order which has the effect of enjoining, restraining, prohibiting or otherwise making illegal the consummation of the transactions contemplated by the merger agreement becomes final and nonappealable; provided, that this termination right is not available to a party if the failure of such party to fulfill any of its obligations under the merger agreement or other intentional breach is the material cause or contributing factor to the issuance of such final, nonappealable law or order; or

•	our stockholders do not adopt the merger agreement at the special meeting or any adjournment or postponement thereof.

•	by the Company:

•

upon a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement under the merger agreement, or if any representation or warranty of Parent and Merger Sub becomes untrue, in either case such that the conditions to the obligations of the Company would not be satisfied and such breach cannot be cured by Parent or Merger Sub by the end date or, if capable of being cured, has not been cured within ten business days following receipt by Parent of written notice from the Company of such breach or before the end date; provided that this termination right is not available to the Company if a material breach of the merger agreement by the Company is the material cause or contributing factor to the failure of such condition to be satisfied;

•	prior to the receipt of the requisite stockholder approval of the merger, in order to enter into an alternative acquisition agreement with respect to a superior proposal; or

•

if (i) all the closing conditions to the obligations of Parent and Merger Sub have been satisfied or waived by Parent, (ii) Parent fails to fund the exchange fund within three business days following the date on which the closing was required to have occurred pursuant to the merger agreement, and (iii) the Company has irrevocably notified Parent in writing that all the closing conditions to the obligations of the Company have been satisfied at the closing or waived by the Company and it stands ready, willing and able to consummate the merger during such period.

•	by Parent, if:

•

upon a breach by the Company of any representation, warranty, covenant or agreement under the merger agreement, or if any representation or warranty of the Company becomes untrue, in either case such that the conditions to the obligations of Parent and Merger Sub would not be satisfied and such breach cannot be cured by the Company by the end date or, if capable of being cured, has not been cured within ten business days following receipt by the Company of written notice from Parent of such breach or before the end date; provided that this termination right is not available to Parent if a material breach of the merger agreement by Parent is the material cause or contributing factor to the failure of such condition to be satisfied;

•

if (i) prior to the receipt of the requisite stockholder approval of the merger, there has been a change of recommendation, (ii) a tender or exchange offer for the common stock of the Company that constitutes an acquisition proposal (whether or not a superior proposal) is commenced by a person unaffiliated with Parent or any Rollover Stockholder and, within five business days after the public announcement of the commencement of such acquisition proposal, the Company has not filed a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the

Exchange Act recommending that the stockholders of the Company reject such acquisition proposal and not tender any shares of Company common stock into such tender or exchange offer, or (iii) at any time after receipt or public announcement of an acquisition proposal, our board of directors fails to reaffirm its recommendation that the stockholders of the Company adopt the merger agreement within five business days after receipt of any written request to do so from Parent; or

•

there is an intentional and material breach by the Company of its covenants relating to holding the stockholders’ meeting and submitting the merger agreement to the stockholders for approval at such meeting, non-solicitation of acquisition proposals and making and changing its recommendation to stockholders under certain conditions.

Termination Fees and Reimbursement of Expenses (page 121)

The Company is required to pay Parent a termination fee of US$18 million in the event the merger agreement is terminated:

•

by Parent, upon a breach by the Company of any representation, warranty, covenant or agreement under the merger agreement, or if any representation or warranty of the Company becomes untrue, in either case such that the conditions to the obligations of Parent and Merger Sub would not be satisfied and such breach cannot be cured by the Company by the end date or, if capable of being cured, has not been cured within ten business days following receipt by the Company of written notice from Parent of such breach or before the end date;

•

by Parent, if (i) prior to the receipt of the requisite stockholder approval of the merger, there has been a change of recommendation, (ii) a tender or exchange offer for the common stock of the Company that constitutes an acquisition proposal (whether or not a superior proposal) is commenced by a person unaffiliated with Parent or any Rollover Stockholder and, within five business days after the public announcement of the commencement of such acquisition proposal, the Company has not filed a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act recommending that the stockholders of the Company reject such acquisition proposal and not tender any shares of Company common stock into such tender or exchange offer, or (iii) at any time after receipt or public announcement of an acquisition proposal, our board of directors fails to reaffirm its recommendation that the stockholders of the Company adopt the merger agreement within five business days after receipt of any written request to do so from Parent;

•

by Parent, if there is an intentional and material breach on the part of the Company of covenants relating to the stockholders’ meeting of the Company, no solicitation of transactions and change of recommendation;

•

by the Company, if our stockholders do not adopt the merger agreement at the special meeting or any adjournment or postponement thereof, but only if at the time of such termination Parent has the right to terminate the merger agreement under any of the three events noted above;

•	by the Company, prior to the receipt of the requisite stockholder approval of the merger, in order to enter into an alternative acquisition agreement with respect to a superior proposal; or

•

by Parent or the Company, (i) due to the fact that (x) the merger is not consummated by the end date, or (y) our stockholders do not adopt the merger agreement at the special meeting or any adjournment or postponement thereof, (ii) at any time between the date of the merger agreement and such termination a third party has publicly disclosed (or solely in the case of termination due to sub-clause (i)(x) above, otherwise communicated to our board of directors (or any committee thereof composed solely of independent directors, including the special committee)) a bona fide acquisition proposal, and (iii) within nine months following such termination, the Company enters into a definitive agreement with respect to, recommends to its stockholders, or consummates, any acquisition proposal.

Parent is required to pay the Company a termination fee in the event the merger agreement is terminated by the Company:

•

upon a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement under the merger agreement, or if any representation or warranty of Parent and Merger Sub becomes untrue, in either case such that the conditions to the obligations of the Company would not be satisfied and such breach cannot be cured by Parent or Merger Sub by the end date or, if capable of being cured, has not been cured within ten business days following receipt by Parent of written notice from the Company of such breach or before the end date, with the termination fee being in the amount of:

•	US$36 million, if such breach by Parent or Merger Sub is a willful breach (as defined below under “The Merger Agreement—Termination Fees and Reimbursement of Expenses”); or

•	US$18 million, in any other circumstance giving rise to the termination mentioned above; or

•

if (i) all the closing conditions to the obligations of Parent and Merger Sub have been satisfied or waived by Parent, (ii) Parent fails to fund the exchange fund within three business days following the date on which the closing was required to have occurred pursuant to the merger agreement, and (iii) the Company has irrevocably notified Parent in writing that all the closing conditions to the obligations of the Company have been satisfied at the closing or waived by the Company and it stands ready, willing and able to consummate the merger during such period, with the termination fee being in the amount of:

•

US$36 million, if (i) Parent’s failure to fund the exchange fund is due to the proceeds of the debt financing not being available, where such unavailability is a result of (x) any willful breach by Parent or Merger Sub of the representations, warranties, covenants or agreements contained in the merger agreement, or (y) any breach by the buyer group parties or any of their respective affiliates (other than the Company and its subsidiaries) of any of the rollover agreements, additional rollover agreements, the voting agreement, the consortium agreement, the debt commitment letter and the equity commitment letters, or (ii) Parent fails to fund the exchange fund when and if the proceeds of the debt financing are available to be drawn down; or

•	US$18 million, in any other circumstance giving rise to the termination mentioned above.

The Company is required to reimburse Parent and its affiliates for 100% of their documented out-of-pocket expenses up to US$5 million actually incurred by any of them in connection with the merger agreement and the transactions contemplated thereunder, in the event the merger agreement is terminated:

•

by Parent, upon a breach by the Company of any representation, warranty, covenant or agreement under the merger agreement, or if any representation or warranty of the Company becomes untrue, in either case such that the conditions to the obligations of Parent and Merger Sub would not be satisfied and such breach cannot be cured by the Company by the end date or, if capable of being cured, has not been cured within ten business days following receipt by the Company of written notice from Parent of such breach or before the end date;

•

by Parent, if (i) prior to the receipt of the requisite stockholder approval of the merger, there has been a change of recommendation, (ii) a tender or exchange offer for the common stock of the Company that constitutes an acquisition proposal (whether or not a superior proposal) is commenced by a person unaffiliated with Parent or any Rollover Stockholder and, within five business days after the public announcement of the commencement of such acquisition proposal, the Company has not filed a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act recommending that the stockholders of the Company reject such acquisition proposal and not tender any shares of Company common stock into such tender or exchange offer, or (iii) at any time after receipt or public announcement of an acquisition proposal, our board of directors fails to reaffirm its recommendation that the stockholders of the Company adopt the merger agreement within five business days after receipt of any written request to do so from Parent;

•

by Parent, there has been an intentional and material breach on the part of the Company of covenants relating to the stockholders’ meeting of the Company, no solicitation of transactions and change of recommendation;

•	by the Company under any of the circumstances in which Parent solely has a right to terminate the merger agreement; or

•	by the Company, prior to the receipt of the requisite stockholder approval of the merger, in order to enter into an alternative acquisition agreement with respect to a superior proposal.

Parent is required to reimburse the Company and its affiliates for 100% of their documented out-of-pocket expenses up to US$5 million actually incurred by any of them in connection with the merger agreement and the transactions contemplated thereunder, in the event the merger agreement is terminated:

•

by the Company, upon a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement under the merger agreement, or if any representation or warranty of Parent and Merger Sub becomes untrue, in either case such that the conditions to the obligations of the Company would not be satisfied and such breach cannot be cured by Parent or Merger Sub by the end date or, if capable of being cured, has not been cured within ten business days following receipt by Parent of written notice from the Company of such breach or before the end date; or

•

by the Company, if (i) all the closing conditions to the obligations of Parent and Merger Sub have been satisfied or waived by Parent, (ii) Parent fails to fund the exchange fund within three business days following the date on which the closing was required to have occurred pursuant to the merger agreement, and (iii) the Company has irrevocably notified Parent in writing that all the closing conditions to the obligations of the Company have been satisfied at the closing or waived by the Company and it stands ready, willing and able to consummate the merger during such period; or

•	by Parent, at the time of such termination, the Company had the right to terminate the merger agreement pursuant to any of the above two sub-items.

Remedies (page 123)

The Company’s right to terminate the merger agreement and receive payment of (i) a termination fee of either US$18 million or US$36 million from Parent, (ii) any reimbursement of costs and expenses pursuant to the merger agreement, and/or (iii) any amount in respect of which it is indemnified by Parent in connection with financing assistance provided by it pursuant to the merger agreement, as may be applicable, is the sole and exclusive remedy of the Company against Parent, Merger Sub, their respective affiliates or financing sources for any loss or damage suffered as a result of any such breach or failure to perform under the merger agreement or other failure of the merger to be consummated.

Subject to any equitable remedies Parent may be entitled to, Parent’s right to receive payment of (i) a termination fee of US$18 million, and/or (ii) any reimbursement of costs and expenses pursuant to the merger agreement, as may be applicable, is the sole and exclusive remedy of Parent and Merger Sub against the Company for any loss or damage suffered as a result of any such breach or failure to perform under the merger agreement or other failure of the merger to be consummated.

Parent and Merger Sub are entitled to specific performance of the terms under the merger agreement, including an injunction or injunctions to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement. The Company is not entitled to an injunction or injunctions to prevent breaches of the merger agreement by Parent or Merger Sub or any remedy to enforce specifically the terms and provisions of the merger agreement.

Appraisal Rights (page 127)

If the merger is consummated, stockholders of the Company who do not vote in favor of adopting the merger agreement will have the right to seek appraisal of the fair value of their shares of Company common stock as determined by the Delaware Court of Chancery, but only if they comply fully with all requirements of Section 262 of the DGCL, which are summarized in this proxy statement. The value so determined could be more or less than, or the same as, merger consideration.

You should read “Appraisal Rights” beginning on page 127 for a more complete discussion of the appraisal rights in relation to the merger as well as Annex I which contains a full text of the applicable Delaware statute.

Material United States Federal Income Tax Consequences (page 95)

The receipt of cash in exchange for Company common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes and may also be taxable under applicable state, local, foreign or other tax laws. In general, a U.S. Holder (as defined below under “Special Factors Relating to the Merger—Material United States Federal Income Tax Consequences”) of Company common stock will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received in the merger and the U.S. Holder’s adjusted tax basis in its shares of Company common stock. In general, a Non-U.S. Holder (as defined below under “Special Factors Relating to the Merger—Material United States Federal Income Tax Consequences”) of shares of Company common stock will not be subject to U.S. federal income tax in respect of cash received in the merger, unless such Non-U.S. Holder has certain connections to the United States. The tax consequences of the merger to you will depend upon your own personal circumstances. You should consult your tax advisors to determine the particular tax consequences to you (including the application and effect of any state, local or foreign income and other tax laws) of the merger.

Material PRC Tax Consequences (page 97)

Under the PRC Enterprise Income Tax Law (the “EIT Law”), which took effect on January 1, 2008, enterprises established outside of the PRC whose “de facto management bodies” are located in the PRC are considered “resident enterprises.” The implementation rules for the EIT Law define the “de facto management body” as an establishment that has substantial management and control over the business, personnel, accounts and properties of an enterprise. Although there has not been a definitive determination of the Company’s status by the PRC tax authorities, the Company does not believe that it should be considered a resident enterprise under the EIT Law or that the gain recognized on the receipt of cash for Company common stock should be subject to PRC tax to holders of such common stock that are not PRC residents. If, however, the PRC tax authorities were to determine that the Company should be considered a resident enterprise or that the receipt of cash for these common stock should otherwise be subject to PRC tax, then gain recognized on the receipt of cash for Company common stock pursuant to the merger (or through the exercise of dissenter’s rights) by holders of such common stock who are not PRC residents could be treated as PRC-source income that would be subject to PRC tax at a rate of 20% in the case of individuals or 10% in the case of enterprises (subject to any applicable treaty relief). You should consult your own tax advisor for a full understanding of the tax consequences of the merger to you, including any PRC tax consequences.

Litigation Relating to the Merger (page 98)

Since our announcement that we entered into the merger agreement, three alleged Company stockholders filed putative class action complaints against us, the members of our board of directors and Merger Sub in the Delaware Court of Chancery (the “Court”). The plaintiffs in these actions (“Plaintiffs”) allege that each member of our board of directors breached his fiduciary duties to our stockholders by favoring Parent over other potential purchasers, favoring his own interests over the interests of our stockholders, failing to take appropriate steps to maximize the value of the Company to our stockholders, agreeing to preclusive deal protection devices and otherwise agreeing to sell the Company for an unfairly low price. Plaintiffs further allege that the Company and Merger Sub aided and abetted those alleged breaches of fiduciary duty. Plaintiffs have requested an injunction, rescission of the merger to the extent consummated, money damages if the merger is consummated, certain other equitable relief, a declaration that the merger is unfair, unjust and inequitable, and an award of Plaintiffs’ costs, including legal fees. On August 6, 2013, the Court entered an order consolidating the three actions under the caption In re AsiaInfo-Linkage, Inc. Stockholder Litigation, Consol. C.A. No. 8583-VCP (the “Consolidated Action”), appointing interim co-lead counsel for Plaintiffs, and resolving other organizational matters.

On August 9, 2013, Plaintiffs filed a Consolidated Amended Class Action Complaint, which adds new claims alleging that the preliminary version of this proxy statement filed on July 23, 2013 omitted certain material information essential to the Company’s stockholders in order to allow them to cast a fully informed vote at the upcoming stockholders’ meeting concerning the merger.

On August 30, 2013, the parties executed a stipulation and proposed protective order to govern discovery in the Consolidated Action. Also on August 30, 2013, in response to a request by Plaintiffs, the defendants commenced the expedited production of non-public documents. Plaintiffs also took the depositions of the chairman of the special committee and a representative of the special committee’s financial advisor.

On October 28, 2013, the parties executed a memorandum of understanding (the “MOU”) setting forth an agreement-in-principle, which, when finalized as a stipulation of settlement (the “Stipulation of Settlement”), is intended to fully and finally resolve and settle the litigation and all related claims (the “Settlement”). Pursuant to the MOU, the Company agreed to make certain disclosures in the definitive proxy statement. The MOU further provides that, among other things, the Settlement is expressly conditioned on and subject to execution of a definitive Stipulation of Settlement that will contain the following conditions: (a) the completion of confirmatory discovery, as well as Plaintiffs’ continued good faith belief that the Settlement is fair, reasonable, adequate, and in the best interests of the class; (b) final certification of the class; (c) final approval of the Settlement by the Court; (d) dismissal with prejudice of the Consolidated Action as to all members of the class (including Plaintiffs) without the award of any damages, costs, fees or the grant of further relief except for the payments contemplated by the Stipulation of Settlement; and (e) the consummation of the Merger. The Settlement will not affect the amount of the merger consideration that Company stockholders are entitled to receive in the merger.

The defendants deny that they engaged in any wrongdoing, committed any violations of law or acted improperly in any way, and believe that they acted properly at all times and that the Consolidated Action has no merit, but wish to settle the Consolidated Action in order to avoid the costs, disruption, and distraction of continued litigation of the Consolidated Action.

Where You Can Find More Information (page 136)

You can find more information about the Company in the periodic reports and other information we file with the SEC. The information is available at the website maintained by the SEC at www.sec.gov. For a more detailed description of the additional information available, see “Where You Can Find More Information” beginning on page 136.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to address commonly asked questions regarding the merger, the merger agreement, and the special meeting. These questions and answers may not address all questions that may be important to you as a Company stockholder. Please refer to the section titled “Summary Term Sheet Related to the Merger” beginning on page 1 and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement, and the documents referred to in this proxy statement, all of which you should read carefully and in their entirety. You may obtain the documents incorporated by reference in this proxy statement without charge by following the instructions in the section titled “Where You Can Find More Information” beginning on page 136.

Q:	When and where is the special meeting of our stockholders?

A:	The special meeting of stockholders will be held at 3:00 p.m., Beijing time, on December 19, 2013, at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing, People’s Republic of China.

Q:	Why am I receiving this proxy statement?

A:	You are receiving this proxy statement in connection with the solicitation of proxies by our board of directors in favor of, among other things, the adoption of the merger agreement. On May 12, 2013, we entered into the merger agreement with Parent and Merger Sub providing for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent. After the merger, shares of Company common stock will not be publicly traded.

Q:	What matters will be voted on at the special meeting?

A:	You will be asked to consider and vote on the following proposals:

•	adoption of the merger agreement, which provides for the merger;

•

approval, on an advisory, non-binding basis, of the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger; and

•

approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

Q:	As a stockholder, what will I receive in the merger?

A:	If the merger is completed, you will be entitled to receive US$12.00 in cash, without interest, for each share of Company common stock that you own immediately prior to the effective time of the merger as described in the merger agreement.

See “Special Factors Relating to the Merger—Material United States Federal Income Tax Consequences” and “—Material PRC Tax Consequences” beginning on pages 95 and 97, respectively, for a more detailed description of the U.S. federal and PRC tax consequences of the merger. You should consult your own tax advisor for a full understanding of how the merger will affect your U.S. federal, state, local, PRC and/or other non-U.S. taxes.

Q:	What vote of our stockholders is required to adopt the merger agreement and other proposals?

A:	The vote requirements to approve the proposals are as follows:

•

For Proposal No. 1 (adoption of the merger agreement), the affirmative vote of the holders of a majority of the outstanding shares of Company common stock must vote “FOR” the proposal to adopt the merger agreement.

•	For Proposal No. 2 (the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger), the affirmative vote of the holders of a majority of shares of Company common stock present or represented by proxy at the meeting and entitled to vote is required. The vote on the payment of merger-related compensation is a vote separate and apart from the vote to adopt the merger agreement. Accordingly, you may vote in favor of the adoption of the merger agreement and not in favor the merger-related compensation proposal, or vice versa. Approval of this proposal is not a condition to completion of the merger, and the vote with respect to this proposal is advisory only and will not be binding on the Company, Parent or Merger Sub. If the merger agreement is adopted and the merger is completed, the named executive officers will become entitled to the compensation and benefits described herein regardless of the outcome of this advisory vote.

•

For Proposal No. 3 (approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement), the affirmative vote of the holders of a majority of the shares of Company common stock present in person or represented by proxy and entitled to vote at the meeting, whether or not a quorum is present, is required.

At the close of business, New York time, on November 14, 2013, the record date, 73,038,788 shares of Company common stock were outstanding and entitled to vote at the special meeting. Pursuant to the voting agreement, as amended, the Voting Stockholders have agreed to vote approximately 11.6% of the total outstanding shares of Company common stock (as of the date of the voting agreement, as amended) in favor of the adoption of the merger agreement.

Q:	Who can attend and vote at the special meeting?

A:	All stockholders of record as of the close of business, New York time, on November 14, 2013, the record date for the special meeting, are entitled to receive notice of and to attend and vote at the special meeting, or any postponement or adjournment thereof. If you wish to attend the special meeting and your shares of Company common stock are held in an account at a broker, dealer, commercial bank, trust company or other nominee (i.e., in “street name”), you will need to bring a copy of your voting instruction card or statement reflecting your share ownership as of the record date. “Street name” holders who wish to vote at the special meeting will need to obtain a proxy from the broker, dealer, commercial bank, trust company or other nominee that holds their shares of Company common stock. Seating will be limited at the special meeting. Admission to the special meeting will be on a first-come, first-served basis.

Q:	Am I entitled to exercise appraisal rights instead of receiving the merger consideration for my shares of Company common stock?

A:	Company stockholders who do not vote in favor of adoption of the merger agreement will have the right to seek appraisal and receive the fair value of their shares of Company common stock in lieu of receiving the merger consideration if the merger closes, but only if they perfect their appraisal rights by complying with the required procedures under Delaware law. See “Appraisal Rights” beginning on page 127 for additional information. For the full text of Section 262 of the DGCL, please see Annex I hereto.

Q:	How do I cast my vote if I am a holder of record?

A:	If you were a holder of record as of the close of business, New York time, on November 14, 2013, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You can submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage paid envelope. Holders of record may also vote by telephone or the Internet by following the instructions on the proxy card.

If you properly transmit your proxy, but do not indicate how you want to vote, your proxy will be voted “FOR” the proposal to adopt the merger agreement, “FOR” the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger, and “FOR” the proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

Q:	How do I cast my vote if my shares of Company common stock are held in “street name” by my broker, dealer, commercial bank, trust company or other nominee?

A:	If you hold your shares in “street name,” which means your shares of Company common stock are held of record on November 14, 2013, by a broker, dealer, commercial bank, trust company or other nominee, you must provide the record holder of your shares of Company common stock with instructions on how to vote your shares of Company common stock in accordance with the voting directions provided by your broker, dealer, commercial bank, trust company or other nominee. If you do not provide your broker, dealer, commercial bank, trust company or other nominee with instructions on how to vote your shares of Company common stock, your shares of Company common stock will not be voted, which will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement. Please refer to the voting instruction card used by your broker, dealer, commercial bank, trust company or other nominee to see if you may submit voting instructions using the Internet or telephone.

Q:	What will happen if I abstain from voting or fail to vote on the proposal to adopt the merger agreement or other proposals?

A:	If you are a beneficial owner of shares of Company common stock held in street name and do not provide the organization that holds your shares of Company common stock with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares of Company common stock may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares of Company common stock does not receive instructions from you on how to vote your shares of Company common stock on a non-routine matter, the organization that holds your shares of Company common stock does not have the authority to vote on the matter with respect to those shares of Company common stock. This is generally referred to as a “broker non-vote.”

A failure to vote your shares of Company common stock, an abstention from voting or a broker non-vote will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. A failure to vote your shares of Company common stock and broker non-votes will have no effect on the outcome of the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger. An abstention from voting will have the same effect as a vote “AGAINST” the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger. A failure to vote your shares of Company common stock and broker non-votes will have no effect on the outcome of the proposal to adjourn the special meeting. An abstention from voting will have the same effect as a vote “AGAINST” the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

All proposals involve matters that we believe will be considered non-routine. We encourage you to provide voting instructions to the organization that holds your shares of Company common stock by carefully following the instructions provided on your proxy card.

Q:	Can I change my vote after I have delivered my proxy?

A:	Yes. If you are a record holder, you can change your vote at any time before your proxy is voted at the special meeting by properly delivering a later-dated proxy either by mail, the Internet or telephone or attending the special meeting in person and voting. You also may revoke your proxy by delivering a notice of revocation to the Company’s Corporate Secretary prior to the vote at the special meeting. If your shares of Company common stock are held in street name, you must contact your broker, dealer, commercial bank, trust company or other nominee to revoke your proxy.

Q:	What should I do if I receive more than one set of voting materials?

A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement or multiple proxy or voting instruction cards. For example, if you hold your shares of Company common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares of Company common stock. If you are a holder of record and your shares of Company common stock are registered in more than one name, you will receive more than one proxy card. Please submit each proxy and voting instruction card that you receive.

Q:	How does our board of directors recommend that I vote?

A:	Our board of directors, after careful consideration and acting on the unanimous recommendation of the special committee composed entirely of independent directors, recommends that our stockholders vote “FOR” the proposal to adopt the merger agreement. Our board of directors also recommends that you vote “FOR” the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger, and “FOR” the proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement. Please note that one of our directors, Mr. Libin Sun, voted against the foregoing recommendations and one of our directors was absent from the meeting at which our board of directors approved these recommendations. See “Special Factors Relating to the Merger—Background of the Merger” beginning on page 25 for more details.

You should read “Special Factors Relating to the Merger—Recommendation of Our Board of Directors and Special Committee; Reasons for Recommending the Adoption of the Merger Agreement; Fairness of the Merger” beginning on page 52 for a discussion of the factors that our special committee and board of directors considered in deciding to recommend the adoption of the merger agreement. In addition, in considering the recommendation of the special committee and our board of directors with respect to the merger agreement, you should be aware that some of the Company’s directors and executive officers may have interests that are different from, or in addition to, the interests of our stockholders generally. See “Special Factors Relating to the Merger—Interests of the Company’s Directors and Officers in the Merger” beginning on page 86.

Q:	If I am a holder of certificated shares of Company common stock, should I send in my stock certificates now?

A:	No. Promptly after the merger is completed, each holder of record as of the time of the merger will be sent written instructions for exchanging their stock certificates for the merger consideration. These instructions will tell you how and where to send in your stock certificates for your cash consideration. You will receive your cash payment after the paying agent receives your share certificates and any other documents requested in the instructions. Please do not send stock certificates with your proxy.

Holders of uncertificated shares of Company common stock (i.e., holders whose shares of Company common stock are held in book-form entry) will automatically receive their cash consideration as soon as practicable after the effective time of the merger without any further action required on the part of such holders.

Q:	What constitutes a quorum for the special meeting?

A:	The presence at the special meeting in person or by proxy of the holders of a majority of shares of Company common stock issued and outstanding and entitled to vote at the special meeting as of the record date will be necessary to constitute a quorum for the purposes of the special meeting.

Q:	Will any proxy solicitors be used in connection with the special meeting?

A:	Yes. To assist in the solicitation of proxies, the Company has engaged D.F. King & Co., Inc.

Q:	What happens if the merger is not completed?

A:	If the merger agreement is not adopted by our stockholders, or if the merger is not completed for any other reason, you will not receive any payment for your Company common stock pursuant to the merger agreement. Instead, we will remain a publicly traded company and our common stock will continue to be registered under the Exchange Act and listed and traded on the NASDAQ Global Market. Under certain circumstances specified in the merger agreement, we may be required to pay Parent a termination fee of US$18 million and reimbursement of expenses, or Parent may be required to pay us a termination fee of US$18 million or US$36 million and reimbursement of expenses. See “The Merger Agreement—Termination Fees and Reimbursement of Expenses” beginning on page 121 for additional information.

Q:	When is the merger expected to be completed?

A:	We are working to complete the merger as quickly as possible. We expect the transaction to close prior to the end date as defined below under “The Merger Agreement—Termination” on page 119; however, we cannot predict the exact timing of the merger. In order to complete the merger, we must obtain the requisite stockholder adoption of the merger agreement and the other closing conditions under the merger agreement must be satisfied or waived.

Q:	When and how will I receive the merger consideration for my shares of Company common stock?

A:	If you are a record holder of shares of Company common stock, promptly after the effective time of the merger (but in any event no later than three business days), you will be sent (i) a letter of transmittal describing how you may exchange your shares of Company common stock for the merger consideration and (ii) instructions for effecting the surrender of share certificates in exchange for your merger consideration. After you surrender your stock certificate or certificates along with a properly completed and validly executed letter of transmittal to the paying agent or after the paying agent receives an “agent’s message” in the case of shares of Company common stock held in book-entry form, and, in each case, such other documents as may be required by the paying agent and approved by Parent and us, the paying agent will issue and deliver to you a check or wire transfer for the amount of cash you are entitled to receive. See “The Merger Agreement—Exchange and Payment Procedures” beginning on page 107 for additional information.

If your shares of Company common stock are held in “street name” by a broker, dealer, commercial bank, trust company or other nominee, you will receive instructions from your broker, dealer, commercial bank, trust company or other nominee on any actions you may need to take to receive the merger consideration for those shares of Company common stock.

Q:	What is householding and how does it affect me?

A:	The Securities and Exchange Commission (“SEC”) permits companies to send a single set of certain disclosure documents to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the Company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. We have not instituted householding for stockholders of record; however, certain brokerage firms may have instituted householding for beneficial owners of Company common stock held through brokerage firms. If your family has multiple accounts holding Company common stock, you may have already received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Q:	Who can help answer my questions?

A:	If you have any questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact D.F. King & Co., Inc., toll free at 1-800-758-5880, collect at 212-269-5550 or by email at asiainfo@dfking.com.

SPECIAL FACTORS RELATING TO THE MERGER

The following is a description of the material aspects of the merger. While we believe that the following description covers the material terms of the merger, the description may not contain all of the information that is important to you. We encourage you to read carefully this entire document, including the merger agreement attached to this proxy statement as Annex A, for a more complete understanding of the merger. The following description is subject to, and is qualified in its entirety by reference to, the merger agreement.

Overview of the Transaction

The Company, Parent and Merger Sub entered into the merger agreement on May 12, 2013. Under the terms of the merger agreement, Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent. The Company, as the surviving corporation, will continue to do business under the name “AsiaInfo-Linkage, Inc.” following the merger.

At the effective time of the merger, each share of Company common stock issued and outstanding immediately prior to the effective time of the merger (other than the excluded shares and the dissenting shares) will be converted into the right to receive US$12.00 in cash without interest (the “merger consideration”) without interest.

Following and as a result of the merger:

•	the unaffiliated stockholders will no longer have any interest in, and will no longer be stockholders of, the Company, and will not participate in any of the Company’s future earnings or growth;

•

shares of Company common stock will no longer be listed on the NASDAQ Global Market, and price quotations with respect to shares of Company common stock in the public market will no longer be available; and

•	the registration of shares of Company common stock under the Exchange Act will be terminated.

Management and Board of Directors of the Surviving Corporation

The board of directors of the surviving corporation will, from and after the effective time of the merger, consist of the directors of Merger Sub as of immediately prior to the effective time of the merger (identified below under “Annex J—Directors and Executive Officers of Each Filing Person”), until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified. The officers of the surviving corporation will, from and after the effective time of the merger, be the officers of the Company as of immediately prior to the effective time of the merger (identified below under “Annex J—Directors and Executive Officers of Each Filing Person”), until their respective successors are duly elected or appointed and qualified, or until their earlier death, resignation or removal.

Background of the Merger

Our board of directors and senior management periodically review the Company’s long-term strategic plans, industry trends, and potential opportunities with the goal of enhancing stockholder value. As part of this ongoing process, our board of directors and senior management have, from time to time, considered potential strategic alternatives for the Company.

On November 29, 2006, AsiaInfo Holdings, Inc., the name of the Company before its business combination with Linkage Technologies International Holdings Limited (“Linkage”), entered into a Strategic Investor’s Agreement with CITIC Capital MB Investment Limited and PacificInfo Limited, pursuant to which CITIC Capital MB Investment Limited acquired approximately 8.7% of the outstanding shares of common stock of AsiaInfo Holdings, Inc. In connection therewith, CITIC Capital MB Investment Limited nominated and the Company appointed the then-current Chief Executive Officer of CITIC Capital Holdings Limited (the parent company of CITIC Capital MB Investment Limited), as a director of the Company.

On April 8, 2009, CITIC Capital MB Investment Limited entered into a broker trade sale pursuant to which it sold all of its shares of common stock of AsiaInfo Holdings, Inc. In connection therewith, CITIC’s designee resigned as a director of AsiaInfo Holdings, Inc.

In December 2009, AsiaInfo Holdings, Inc. entered into a business combination agreement (the “Combination Agreement”), with Linkage, certain stockholders of Linkage, including Mr. Libin Sun, Mr. Guoxiang Liu, Mr. Xiwei Huang, and LT International Limited, an entity controlled by Mr. Sun, and Mr. Sun as agent for the stockholders of Linkage. AsiaInfo Holdings, Inc. entered into a supplemental agreement with such parties on June 5, 2010, which set forth certain ancillary agreements in connection with the Combination Agreement.

Concurrently and as a condition to the execution of the Combination Agreement, the Company entered into a stockholders’ agreement (the “2009 Stockholders’ Agreement”), with each of Linkage, Mr. Tian, our co-founder and a director, and Mr. Sun, our Executive Co–Chairman and a director, containing certain restrictions on the voting of shares of Company common stock and standstill restrictions following the closing under the Combination Agreement. Pursuant to the 2009 Stockholders’ Agreement, Mr. Tian and Mr. Sun each agreed to vote all of their respective voting shares (i) in favor of the election or re-election to our board of directors of the other, and (ii) on all other matters (except their own elections to our board of directors) (“Other Matters”), in proportion to the votes for and against, and the abstentions and withholds, of the outstanding shares of our capital stock entitled to vote generally in the election of directors that are not held by Mr. Tian or Mr. Sun or issued pursuant to the Combination Agreement (the “Proportionality Requirement”). In January 2011, we entered into an amendment to the 2009 Stockholders’ Agreement. Pursuant to the amendment, on all Other Matters, Mr. Tian and Mr. Sun agreed to consult with each other prior to any vote of stockholders and attempt in good faith to agree on whether they will vote their respective voting shares for or against, or abstain or withhold authority with respect to, such Other Matters. In the event they failed to agree on such Other Matters, Mr. Tian and Mr. Sun agreed to vote their respective voting shares according to the Proportionality Requirement. Pursuant to the 2009 Stockholders’ Agreement, each of Mr. Sun and Mr. Tian were prohibited from engaging in certain activities, including the acquisition of any voting securities of the Company, without first obtaining a waiver of such restrictions from a committee of our board of directors comprised solely of independent directors. In addition, as amended, the 2009 Stockholders’ Agreement continued in full force and effect until the earlier of (i) July 1, 2013, and (ii) the date on which either of Mr. Tian or Mr. Sun beneficially owned less than 5% of our voting securities. The 2009 Stockholders’ Agreement terminated on July 1, 2013 in accordance with its terms and the Proportionality Requirement no longer restricts Mr. Tian or Mr. Sun from freely voting their voting shares on elections to our board of directors or Other Matters, including the vote upon the proposal to adopt the merger agreement.

In addition, as a condition to the closing of the Combination Agreement, in June 2010 the Company entered into non-competition agreements with each of Mr. Sun, Mr. Liu, Mr. Huang and certain other former officers and directors of Linkage.

The transactions contemplated by the Combination Agreement closed in July 2010. Upon the closing, Mr. Sun became the Executive Co-Chairman and a director of the Company, Mr. Liu became the Executive Vice President of the Company, and Mr. Huang became the Vice President and Chief Operating Officer and a director of the Company. Pursuant to the Combination Agreement, the Company purchased from Linkage 100% of the outstanding share capital of Linkage’s wholly-owned subsidiary, Linkage Technologies Investment Limited, a company organized under the laws of the British Virgin Islands, for $60 million in cash and 26,832,731 shares of common stock of the Company, subject to certain adjustments.

On January 12, 2012, Power Joy (Cayman) Limited (“Power Joy”), a wholly owned subsidiary of CITIC Capital China Partners II, L.P. (together with Power Joy and their affiliates, “CITIC,” and both affiliates to CITIC Capital MB Investment Limited), submitted a preliminary non-binding letter (the “January 12 Letter”) to our board of directors proposing to acquire all the outstanding shares of Company common stock not already owned by CITIC for US$12.00 per share in cash. The closing price per share of Company common stock on January 11, 2012 was US$7.88. (For more information of historical market prices of Company common stock, see “Market Price and Dividend Information” beginning on page 133). At the time the January 12 Letter was sent, CITIC owned approximately 4.5% of the outstanding shares of Company common stock. In the January 12 Letter, CITIC, among other things: (i) stated that it placed significant value on continuity of the Company’s leadership, expressed CITIC’s desire that both Mr. Sun and Mr. Tian would join their equity interests with CITIC and continue to be major stockholders of the Company following the acquisition, and that its proposal was conditioned on at least one of Mr. Sun or Mr. Tian exchanging the proceeds that they would otherwise receive in the proposed transaction for equity participation in the Company following the consummation of the proposed transaction; (ii) stated that CITIC intended to finance the proposed transaction with a combination of debt and equity capital and that commitments for the debt financing would be in place when definitive transaction documents were executed; (iii) informed our board of directors that CITIC had received a “highly confident letter” in respect of such financing from Morgan Stanley Asia Limited (“Morgan Stanley”); (iv) requested that our board of directors grant CITIC access to confidential due diligence; and (v) requested that the proposed transaction proceed in a confidential manner. CITIC also requested an exclusivity period of four weeks in order to complete its due diligence and concurrently negotiate and execute definitive transaction documents, which would include standard deal protection mechanisms and a post-signing “go-shop” period on customary terms, and stated that it would withdraw its proposal if the Company were to solicit competing proposals from other potential acquirers prior to executing a definitive agreement with CITIC.

On January 18, 2012, our board of directors held a special meeting via teleconference which was attended by representatives of Shearman & Sterling LLP (“Shearman”), then the Company’s U.S. securities law counsel. Shearman advised the directors as to their fiduciary duties to the stockholders of the Company under Delaware law. The directors discussed the role and function of a potential special committee in connection with the evaluation of a potential going-private transaction involving the Company. After Shearman responded to questions from the directors in respect of these matters, our board of directors resolved unanimously that it was in the best interests of the Company and its stockholders to form, and did form, a special committee consisting of three independent directors, Messrs. Davin Mackenzie, Sean Shao and Yungang Lu, which would consider and attend to all matters in connection with the January 12 Letter and any other alternative transactions involving the Company. The members of the special committee were selected based on their meeting the criteria for an “independent director” under the NASDAQ listing rules as well as the belief of our board of directors that the three individuals were free from all personal, professional and business relationships with CITIC and its affiliates and the management of the Company, and from any other personal, professional and business relationships which could affect their ability to act impartially in discharging their duties on behalf of the Company’s stockholders in connection with a potential transaction involving the Company. Our board of directors authorized the special committee to, among other things: (i) consider, review and evaluate the terms and conditions of any proposed transaction; (ii) negotiate the terms and conditions of any proposed transaction; (iii) express its view as to the fairness to the Company and the unaffiliated stockholders of any proposed transaction; (iv) determine whether, and under what process and conditions, to seek or commence solicitations of interest or proposals from other interested parties for transactions with the Company; (v) reject the proposed transaction or any alternative proposals; (vi) recommend to our board of directors what action, if any, should be taken by the Company with respect to any proposed transaction or any alternative proposals; and (vii) retain legal counsel, financial advisors and such other accountants, appraisers, consultants or advisors to assist it in connection with the performance of its duties as the special committee deemed appropriate in its sole discretion. Our board of directors also resolved that the chairperson and each other member of the special committee would receive US$5,000 and US$4,000, respectively, per month for their service on the special committee.

Throughout the course of the next 16 months, the special committee held 48 meetings, received the advice of legal counsel and financial advisors, and reached out to 49 potential transaction partners, including CITIC.

Immediately following the meeting of our board of directors on January 18, 2012, the special committee held a telephonic meeting. During the meeting, the special committee appointed Mr. Mackenzie as its chairman.

After Shearman was excused from the meeting, the special committee also considered the engagement of U.S. legal counsel to represent the committee. The special committee concluded that Shearman’s service to the Company as its U.S. securities law compliance counsel since July 2011 did not impair Shearman’s ability to provide independent advice to the special committee in respect of a proposed transaction and, in fact, provided the benefit of familiarity with the Company and its business. After considering Shearman’s experience in similar transactions and its reputation and other qualifications, the special committee decided to engage Shearman as its U.S. legal counsel in connection with a potential transaction involving the Company.

On January 20, 2012, the special committee held a conference call with representatives of Shearman, CITIC, Morgan Stanley and CITIC’s legal counsel, Davis Polk & Wardwell LLP (“Davis Polk”), to discuss several issues in respect of the CITIC proposal, including CITIC’s request for exclusivity, a press release to announce the proposal and CITIC’s offer being conditioned on at least one of Messrs. Sun and Tian partnering with CITIC. CITIC clarified that it would not expect to withdraw its proposal solely in the event either of Messrs. Sun and Tian were to decline to partner with CITIC in a potential transaction so long as the other agreed to partner with CITIC.

Following this conference call, on January 20, 2012, the special committee held a telephonic meeting with Shearman present. After discussion, the special committee instructed the Company to issue a press release announcing the receipt of the going-private proposal from CITIC before the opening of the U.S. financial markets that day. After considering the possibility of CITIC’s withdrawal of its proposal if its request for an exclusivity period were rejected and the fact that it would take other potential interested investors some time to prepare proposals in respect of a transaction involving the Company, the special committee agreed to grant CITIC a two-week period of exclusivity to begin conducting due diligence. As instructed by the special committee, Shearman conveyed the special committee’s views to Davis Polk. Davis Polk subsequently confirmed that CITIC agreed to accept a two-week exclusivity period. The Company issued a press release later on the same day to announce the receipt of CITIC’s proposal, the formation of the special committee and that the special committee had been charged with considering CITIC’s proposal and any potential alternative transactions, and the engagement of the special committee’s legal counsel.

The Company entered into a confidentiality and standstill agreement, and an exclusivity agreement, with CITIC on January 22, 2012. Thereafter, CITIC commenced confidential due diligence.

On January 22, 2012, the special committee held a telephonic meeting with Shearman at which the special committee discussed the engagement of an independent financial advisor. In addition, the special committee held discussions with Mr. Steve Zhang, the chief executive officer of the Company, in order to obtain management’s perspectives on a potential transaction and to obtain additional information as to the Company’s present financial position and future operations. Mr. Zhang inquired whether there would be any change in the development plan or the management team of the Company following completion of a potential transaction. At the request of the special committee, Mr. Zhang confirmed that management would provide the special committee with updated financial information concerning the Company. As CITIC’s proposal was conditioned on at least one of Messrs. Sun and Tian partnering with CITIC in a potential transaction, the special committee also decided to discuss CITIC’s proposal with each of them. At the invitation of the special committee, Mr. Tian then joined the meeting and told the special committee that he might be interested in participating with CITIC in a potential transaction. The special committee also tried to reach Mr. Sun during the meeting but was unable to do so. The special committee determined to contact Mr. Sun in the next few days.

On January 22 and 23, 2012, as instructed by the special committee, Shearman contacted six investment banks which had experience serving as independent financial advisor to special committees in going-private transactions to solicit their interest in serving as the financial advisor to the special committee.

On January 24, 2012, Shearman and Davis Polk met to discuss CITIC’s offer and a potential transaction involving the Company. On behalf of CITIC, Davis Polk requested that the parties: (i) begin negotiating a draft merger agreement, the initial draft of which was to be provided by CITIC; (ii) extend the exclusivity period to the four week period originally requested in the January 12 Letter; and (iii) permit CITIC to communicate with Messrs. Tian and Sun in respect of the proposed transaction.

On January 24, 2012, the special committee held a telephonic meeting with Shearman. Shearman reported CITIC’s requests to the special committee. After discussion, the special committee decided not to agree to CITIC’s requests until after engaging a financial advisor and reviewing the draft merger agreement to be provided by CITIC.

On January 25, 2012, the special committee held a telephonic meeting and invited Mr. Sun to attend. Mr. Sun noted that he had not to date had discussions with CITIC, that he did not intend to partner with CITIC in the acquisition of the Company, and that his preliminary view at the time was that the proposed acquisition was not attractive to him. Mr. Sun expressed his view that the proposal was financially inadequate and that the potential transaction could be disruptive to the Company’s operations. Mr. Sun also expressed his view that the Company should remain independent at that time. In response to a question from the special committee, Mr. Sun said that he would not support a potential transaction with CITIC even if CITIC were to raise the proposed price, as he did not see CITIC being a controlling stockholder that could add any value to the Company. Mr. Sun then left the meeting. The special committee noted Mr. Sun’s views, and also noted that, although Mr. Sun would not support the proposed transaction, Mr. Tian had stated his interest in participating in a potential transaction, which would satisfy CITIC’s request that at least one of Messrs. Sun or Tian join in a potential transaction. After discussion, the special committee agreed that it would be advisable to further consider CITIC’s proposal and permit CITIC to engage in discussions with Messrs. Tian and Sun only at a later time, after the special committee determined whether the key terms in the merger agreement to be proposed by CITIC were in the best interests of the Company’s public stockholders. The special committee also confirmed that it had made no decision with respect to CITIC’s proposal or whether to sell the Company.

On January 26, 2012, the special committee engaged Morris, Nichols, Arsht & Tunnell LLP (“MNAT”) as its Delaware legal counsel. MNAT had not previously acted as legal counsel to the Company.

On January 26, 2012, Davis Polk circulated a draft merger agreement to Shearman.

On January 29, 2012, Shearman provided a summary of the key issues raised by the draft merger agreement to the special committee for its consideration.

On January 31, 2012, after reviewing proposals submitted by six investment banks to serve as independent financial advisor to the special committee, the special committee interviewed four investment banks. After interviews and discussion with Shearman, the special committee decided to have further discussions with three of the four investment banks including Goldman Sachs (Asia) L.L.C. (“Goldman Sachs”) with respect to their proposals and also asked each of the three investment banks to disclose any potential conflicts of interest.

On February 3, 2012, Davis Polk sent to Shearman a draft extension agreement proposing to extend CITIC’s exclusivity period for an additional two weeks.

On February 3, 2012, the special committee held a telephonic meeting with Shearman to discuss the draft extension agreement and the special committee’s engagement of an independent financial advisor. The special committee concluded that it was not prepared to respond to CITIC’s request for extension of its exclusivity period and instructed Shearman to notify Davis Polk accordingly. On the same day, the special committee had follow-up discussions with the three investment banks regarding their respective proposed strategies, staffing arrangements and any potential conflicts of interests. After reviewing the reputation, credentials, experience, team members and proposed terms of engagement of each of the three investment banks, the special committee decided to proceed with discussions to engage Goldman Sachs as its financial advisor in connection with the potential going-private transaction and instructed Shearman to begin negotiating the terms of an engagement letter with Goldman Sachs.

On February 7, 2012, the special committee held a telephonic meeting with Shearman, at which the Special Committee decided to engage Goldman Sachs as its financial advisor and executed an engagement letter with Goldman Sachs. See “Special Factors Relating to the Merger—Opinion of Goldman Sachs, Financial Advisor to the Special Committee” for more details. On the same day, the Company issued a press release announcing the special committee’s engagement of Goldman Sachs as its financial advisor.

On February 8, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman to discuss the next steps in respect of the proposed transaction. The special committee decided to suspend due diligence by CITIC (in order to give the special committee additional time to consider next steps) and instructed Goldman Sachs to conduct a financial analysis of the Company and to reach out to certain unaffiliated stockholders of the Company to solicit views from such stockholders as to the proposal made by CITIC.

On February 9, 2012, Morgan Stanley, acting as CITIC’s financial advisor in respect of a potential transaction, contacted Goldman Sachs to request the special committee’s extension of the exclusivity period and the resumption of the due diligence process.

On February 10, 2012, the special committee held a telephonic meeting which was attended by Goldman Sachs, Shearman and Goldman Sachs’s legal counsel, Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”). After discussion, the special committee decided not to extend the exclusivity period granted to CITIC and instructed Goldman Sachs to seek clarification from CITIC on what further due diligence CITIC required.

During the two weeks following February 10, 2012, Goldman Sachs conducted a review of the business, operations and financial performance of the Company. Goldman Sachs also had discussions with the senior management and finance team of the Company regarding these matters.

On February 23, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman at which Goldman Sachs communicated to the special committee the preliminary views of certain unaffiliated stockholders of the Company as to a potential transaction and the inquiries and indications of interest it had received from certain private equity firms. Goldman Sachs noted that the stockholders with whom it had communicated had not expressed any preliminary views on the attractiveness of a potential transaction involving the Company and were of the opinion that they would be in a better position to form a view after more detailed information about CITIC’s offer, including the offer price, was made available.

On March 5, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman at which the special committee discussed with its advisors: (i) the Company’s stockholder profile and Goldman Sachs’s further communications with certain unaffiliated stockholders as to a potential transaction; (ii) inquiries from 10 potential interested private equity firms; (iii) the progress of the financial analysis being conducted by Goldman Sachs; and (iv) the status of the discussions with CITIC.

On March 8, 2012, the special committee held a meeting with Goldman Sachs and Shearman in the Beijing offices of Shearman at which Goldman Sachs reviewed certain draft financial projections of the Company prepared by its management. At the invitation of the special committee, Mr. Jun (Michael) Wu, the chief financial officer of the Company, attended the portion of the meeting during which the management projections were discussed. See “Special Factors Relating to the Merger—Prospective Financial Information” for more details of the financial projections of the Company.

On March 10, 2012, the special committee received a letter from Mr. Sun requesting that the special committee grant a waiver of his standstill obligations under the 2009 Stockholders’ Agreement so that he may, solely in his capacity as a stockholder of the Company, undertake activities he deemed necessary or desirable in connection with CITIC’s proposal and/or developing his own alternative acquisition proposal.

On March 12, 2012, Goldman Sachs and CITIC discussed a potential transaction involving the Company. CITIC expressed its continuing interest in such transaction and confirmed that it owned 4.5% of the outstanding shares of Company common stock as of the January 12 Letter and as of the March 12 call with Goldman Sachs.

On March 14, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman. Goldman Sachs reported on, among other things, its discussion with CITIC regarding a potential transaction. The special committee also discussed with its advisors Mr. Sun’s request for the special committee to waive his standstill obligations under the 2009 Stockholders’ Agreement. After discussion, the special committee decided that it was premature to agree to Mr. Sun’s request before the special committee had reviewed Goldman Sachs’s financial analysis regarding the transaction proposed by CITIC and the strategic alternatives to such transaction. On March 15, 2012, as instructed by the special committee, Shearman conveyed the special committee’s responses to Mr. Sun’s legal counsel, Kirkland & Ellis LLP (“Kirkland & Ellis”).

On March 21, 2012, the special committee held a meeting with Goldman Sachs and Shearman at which the special committee further discussed Mr. Sun’s request for a waiver of his standstill obligations under the 2009 Stockholders’ Agreement. At this meeting, Goldman Sachs reviewed with the special committee certain financial information regarding the Company and also reviewed strategic alternatives that might be available to the Company in lieu of the going-private transaction proposed by CITIC, including the possibility of remaining independent either with or without a levered recapitalization, a share buyback or the declaration of a special dividend. Goldman Sachs also provided a summary of the management projections and the key assumptions used by the Company’s management. After discussing with Goldman Sachs and Shearman the advantages and disadvantages of various strategic alternatives and the manner in which a sale of a public company might be conducted, Goldman Sachs and Shearman were excused from the meeting. After further internal deliberations, the special committee decided that, to maximize the value of the Company in the best interests of the Company and its stockholders, the special committee would initiate a formal process to solicit interest from, and engage in discussions with, other potential qualified interested parties regarding a potential transaction involving the Company, and to evaluate any proposals received. The special committee decided to ask the board of directors of the Company to specifically confirm the authority of the special committee to waive or amend the standstill obligations under the 2009 Stockholders’ Agreement as the special committee deemed appropriate and in the best interest of the Company’s stockholders.

On March 25, 2012, as requested by the special committee, our board of directors convened a special meeting via teleconference. After discussion, our board of directors unanimously adopted resolutions expressly authorizing the special committee to consider, waive or amend the terms of the 2009 Stockholders’ Agreement.

On March 26, 2012, the Company issued a press release announcing that the special committee had determined to solicit interest from, and engage in discussions with, other potential qualified interested parties regarding a potential transaction involving the Company, and to evaluate any proposals it might receive.

Between March 26, 2012 and April 1, 2012, the Company and the special committee’s advisors identified potential qualified interested parties to contact in connection with a potential transaction involving the Company based on a review of, among other things, each potential interested party’s operational profile (and thus potential interest in a transaction with the Company), past investment activities and ability to finance a transaction, and prepared a draft confidentiality agreement, a draft process letter, a memorandum containing certain key information pertaining to the Company and a draft merger agreement. On April 1, 2012, the special committee approved a list of 48 parties to be contacted, comprising 19 potential strategic bidders and 29 potential financial bidders.

On March 30, 2012, Mr. Sun sent an email to the special committee to reiterate his request for a waiver under the 2009 Stockholders’ Agreement. In the email, Mr. Sun stated that he expected to receive a formal invitation from the special committee to participate in the process.

On March 30, 2012, after discussions with Goldman Sachs and Shearman, the special committee sent written communication guidelines to both the members of the Board and the management of the Company reminding them that, among other things, they should not discuss or communicate with or make any comments to third parties about the proposed transaction, irrespective of whether such information was public or non-public.

Beginning on April 2, 2012, Goldman Sachs contacted 48 potential bidders previously identified to gauge their potential interest in a transaction involving the Company. On behalf of the special committee, Shearman and Goldman Sachs also began to negotiate with interested potential bidders the terms of a form confidentiality agreement.

On April 5, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman at which Goldman Sachs reported on the preliminary feedback that it had received from potential bidders. Goldman Sachs and Shearman also discussed with the special committee the status of negotiations with potential bidders as to the confidentiality agreement. Goldman Sachs and Shearman discussed with the special committee the possibility that a broad waiver of the standstill obligations of Messrs. Sun and Tian at this time might render the bidding process less competitive as it would allow each of these individuals to form a consortium with one or more other potential bidders before the first round of bids were due. Following these discussions, the special committee decided to grant Mr. Sun only a limited waiver of his obligations under the 2009 Stockholders’ Agreement upon his execution of a waiver letter and a confidentiality agreement which would be substantially identical to the confidentiality agreements to be executed by other potential bidders and allow Mr. Sun to develop his own proposal in respect of an alternative transaction. The special committee also decided to grant a similar waiver to Mr. Tian, who was bound by the same standstill restrictions under the 2009 Stockholders’ Agreement.

On April 10, 2012, Shearman sent a draft of an amended and restated confidentiality agreement between the Company and CITIC to Davis Polk. The draft was prepared based on the form confidentiality agreement to be entered into with other potential bidders in the strategic review process.

On April 10, 2012, Mr. Mackenzie, on behalf of the special committee, informed each of Messrs. Sun and Tian, respectively, that the special committee had decided to waive the standstill restrictions in Section 6 of the 2009 Stockholders’ Agreement to the extent necessary solely to allow each of them to form his own proposal in connection with a transaction involving the Company. Mr. Mackenzie also sent a draft waiver letter and confidentiality agreement to each of Messrs. Sun and Tian. Each waiver was conditioned on the execution and delivery by the signatory of the waiver letter and the confidentiality agreement attached thereto. The confidentiality agreement prohibited the signatory and his representatives from negotiating, discussing or entering into any agreement or arrangement with CITIC or any other potential bidder in respect of a proposed transaction without the prior written consent of the special committee.

From April 10, 2012 through May 11, 2012, 15 potential bidders, including 2 potential strategic bidders and 13 potential financial bidders, executed confidentiality agreements with the Company. Each executed confidentiality agreement includes a customary standstill provision but also allows each signatory to initiate confidential communications with Goldman Sachs in connection with or for the purposes of a possible transaction with the Company, notwithstanding execution of the Merger Agreement.

On April 13, 2012, Shearman and Kirkland & Ellis discussed the scope of the waiver the special committee was willing to grant to Mr. Sun. Following the discussion, Mr. Sun decided not to sign the proposed confidentiality agreement. Neither Mr. Sun nor Mr. Tian executed a waiver letter or a confidentiality agreement.

On April 13, 2012, the special committee held a telephonic meeting during which Goldman Sachs and Shearman updated the special committee as to communications with potential bidders and the status of negotiations of the confidentiality agreements with each of them. The special committee also instructed Goldman Sachs to contact each of Mr. Sun and Mr. Tian to further review the proposed restrictions on their communications with other potential bidders as set out in the draft confidentiality agreement. The special committee further instructed Goldman Sachs and Shearman to coordinate with the Company’s management to prepare a virtual data room and management presentations in connection with the bidder due diligence process.

On April 16 and 17, 2012, Goldman Sachs communicated with each of Messrs. Sun and Tian, respectively, as instructed by the special committee.

Beginning on April 16, 2012, as instructed by the special committee, Goldman Sachs sent process letters together with an information package on the Company to each of the 15 potential bidders which had executed a confidentiality agreement with the Company. The process letter invited the potential bidders to submit their first-round indicative bids by May 14, 2012.

On April 20, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman. Goldman Sachs and Shearman provided updates on the feedback from the potential bidders and the negotiation of confidentiality agreements with potential bidders.

On April 23, 2012, Goldman Sachs received an indication of interest in the Company from a private equity firm (“Bidder B”) which it had not contacted in respect of a potential transaction involving the Company. The special committee decided to include Bidder B in the strategic review process and instructed Shearman to commence negotiating the confidentiality agreement with Bidder B.

On May 7, 2012, the special committee engaged Haiwen Partners (“Haiwen”) as its PRC legal counsel.

On May 9, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman. Goldman Sachs and Shearman provided further updates on feedback from the potential bidders and the negotiation of confidentiality agreements up to this date.

On May 14 and 15, 2012, Goldman Sachs received bid letters from six potential bidders comprising (i) five financial investors, namely, CITIC, Bidder B, a private equity firm (“Bidder A”) and two other private equity firms and (ii) one strategic investor (collectively, the “First Round Bidders”). The First Round Bidders submitted indications of interest valuing the Company at US$12.00, US$11.50, US$12.32 to US$13.22, US$11.50 to US$13.00, US$15.00 and US$12.00 per share, respectively. Through follow-up communications with the other interested parties that had executed confidentiality agreements earlier but did not submit first-round indicative bids, Goldman Sachs was informed that these other parties withdrew from the process primarily because, following an initial due diligence review, they determined that the business of the Company may not be a good strategic fit for such party or that an investment in the Company would not likely deliver the level of return desired by such party.

On May 15, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman to review the bid letters submitted by the First Round Bidders. Goldman Sachs and Shearman described the proposed process for a second round of the strategic review process. After discussion, the special committee decided to take additional time to further review and discuss internally among the special committee members the terms of the bid letters submitted by the First Round Bidders and to convene another meeting to decide whether or not to proceed with a second round of the strategic review process.

On May 21, 2012, after negotiations, CITIC and the Company entered into an amended and restated confidentiality agreement based on the form confidentiality agreement entered into with other potential bidders in the strategic review process.

On May 23, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman. After further reviewing the bid letters with its advisors, the special committee decided that (i) it should proceed with a second round of the strategic review process and (ii) all the First Round Bidders other than Bidder B (because its bid was the lowest bid received among the First Round Bidders and following the request of the special committee, Bidder B did not offer an increase in bid price to be competitive among all the First Round Bidders) should be invited to participate in the next round of the strategic review process.

From May 29, 2012 through July 4, 2012, the Company provided the five remaining First Round Bidders with access to a virtual data room and a physical data room for due diligence purposes. The Company also held management presentations for these bidders with Goldman Sachs in attendance and provided the remaining First Round Bidders with the financial projections of the Company prepared by its management. See “Special Factors Relating to the Merger—Prospective Financial Information” for more details in respect of the financial projections of the Company.

On June 22, 2012, Goldman Sachs sent process letters for the second round of the strategic review process to the five remaining bidders and invited them to submit their second round bids by July 4, 2012.

On July 4, 2012, CITIC and Bidder A submitted second round bids. Two other First Round Bidders withdrew from the strategic review process, indicating that they were no longer interested in pursuing a potential transaction with the Company because they did not believe that an investment in the Company would deliver their desired level of return and the remaining First Round Bidder advised that it was only interested in exploring a business collaboration in the ordinary course of business with the Company and was not interested in acquiring an equity interest in the Company. CITIC’s bid proposed an offer price of US$12.50 per share. Bidder A’s bid proposed an offer price of US$12.32 to US$13.22 per share.

From July 4 through September 24, 2012, CITIC and Bidder A and their respective representatives continued to conduct due diligence on the Company under the supervision of the special committee and its advisors.

On July 5, 2012, pursuant to the special committee’s request communicated by Goldman Sachs that the offer price in the bid be expressed as a fixed number as opposed to a range, Bidder A submitted its revised bid which set its offer price at US$12.80 per share.

On July 6, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman to discuss the terms of the second round bids. Following discussion, the special committee decided to continue the strategic review process.

On July 19, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman. Goldman Sachs presented updated materials regarding its financial analysis of the Company. After deliberation and discussion with its advisors, the special committee determined that it was in the best interests of the Company’s stockholders, in order to encourage CITIC and Bidder A to maximize the value of their respective proposals, to (i) consent to CITIC and Bidder A and their representatives, including permitted potential co-investors and financing sources, engaging in discussions with Messrs. Sun and Tian in connection with a proposed transaction, and (ii) grant a limited waiver to Messrs. Sun and Tian from the standstill restrictions and the voting provisions set forth in the 2009 Stockholders’ Agreement in respect of such discussions.

On July 23 and 24, 2012, the Company, at the direction of the special committee, granted its consent to CITIC and Bidder A and their respective representatives engaging in discussions with each of Messrs. Tian and Sun and their respective representatives in connection with a proposed transaction.

On July 25, 2012, the Company, at the direction of the special committee, entered into a confidentiality agreement with each of Mr. Sun and Mr. Tian, which were each substantially identical to the confidentiality agreements to be executed by other potential bidders, and granted each of them a limited waiver of the standstill restrictions and the voting provisions set forth in the 2009 Stockholders’ Agreement. The waiver allowed each of Messrs. Sun and Tian to engage in discussions with CITIC and/or Bidder A and to engage in discussions with their own representatives in potentially making a proposal to the Company in respect of an alternative transaction. The special committee directed Goldman Sachs to assist in arranging meetings between CITIC and Bidder A and each of Messrs. Tian and Sun.

On July 25, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman during which Shearman provided an update on its drafting of the merger agreement and reviewed key terms of the draft merger agreement with the special committee.

On August 1, 2012, Goldman Sachs received a request from Bidder A for the special committee’s consent to enter into discussions and negotiations with 28 private equity firms and their respective representatives regarding their potential participation as co-investors in a proposed transaction involving the Company. Five of these 28 private equity firms were among the 48 parties initially contacted by Goldman Sachs, and who declined to pursue a transaction with the Company on their own.

On August 2, 2012, the special committee adopted a resolution to confirm that its prior consents, granted to CITIC and Bidder A on July 23, 2012 and July 24, 2012 respectively, constituted approval of any nonbinding agreements, arrangements or understandings between each of CITIC or Bidder A and its representatives, on the one hand, and Mr. Sun and/or Mr. Tian, on the other hand, in connection with a proposed transaction that may result from the activities permitted under such prior consents for the purposes of Section 203 of the Delaware General Corporation Law. On the same day, the special committee sent a written acknowledgement of the foregoing to each of CITIC and Bidder A.

On August 2, 2012, with the permission of the special committee, representatives of CITIC travelled to Nanjing and met with Mr. Sun to ask for his support and participation in CITIC’s proposed transaction. At this meeting, Mr. Sun stated to the representatives from CITIC the following: (i) in his opinion the Company’s current management is not taking the Company in the optimal strategic direction; (ii) he is the largest stockholder and should have, and has been trying to gain, management control over the Company in order to change its strategic direction; (iii) he believed that the Company could be worth considerably more than CITIC’s US$12.50 per share proposed offer price if he were able to obtain management control; and (iv) he was opposed to any transaction that did not result in him gaining management control of the Company.

On August 6, 2012, Goldman Sachs received a request from Morgan Stanley for the special committee to grant CITIC a consent to enter into discussions with Messrs. Tian, James Ding, Zhang and Wu in respect of their participation in CITIC’s proposed transaction.

On August 6, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman at which Goldman Sachs updated the special committee on the strategic review process. As to CITIC’s request to engage in discussions with the senior management of the Company, the special committee decided, after discussion with its advisors, that it would not grant this request at this stage and would re-consider granting the request after the final round bids had been received. The special committee also noted that it had already granted CITIC and Bidder A permission to enter into discussions with Messrs. Tian and Sun.

Later in the day on August 6, 2012, Goldman Sachs had a discussion with Bidder A regarding its request to enter into discussions with 28 private equity firms as potential co-investors. Goldman Sachs advised Bidder A that two of the 28 private equity firms were CITIC’s limited partners and may have joined CITIC in its due diligence investigations in connection with CITIC’s proposed transaction. After discussion, Bidder A agreed to withdraw its request for the special committee’s consent to enter into discussions with these two private equity firms.

On August 7, 2012, the special committee granted the consent requested by Bidder A allowing Bidder A to enter into discussions and negotiations with the other 26 private equity firms and their respective representatives regarding their potential participation in the proposed transaction as co-investors.

On August 9, 2012, Shearman received from Bidder A’s legal counsel, Sullivan & Cromwell LLP (“Sullivan & Cromwell”), a request for the special committee’s consent to Bidder A entering into discussions and negotiations regarding the proposed transaction with two additional potential co-investors and their respective representatives.

On August 10, 2012, the special committee granted its consent to Bidder A entering into discussions and negotiations regarding the proposed transaction with the two additional potential co-investors and their respective representatives and another consent to Bidder A to enter into exclusive arrangements with two commercial banks as requested by Bidder A in its second round bid letter.

On August 14, 2012, Mr. Sun sent a letter to the special committee in which he stated that he had commenced discussions with Bidder A based on the waiver granted to him on July 25, 2012 and disclosed his interest in potentially participating together with Bidder A and any potential co-investors introduced by Bidder A in the proposed transaction. In the same letter, Mr. Sun also requested (i) certain additional waivers under the 2009 Stockholders’ Agreement and waivers under the confidentiality agreement between him and the Company dated as of July 25, 2012 to permit him and his representatives to, among other things, enter into discussions, agreements, arrangements and understandings regarding the proposed transaction with management members and other employees of the Company who owned shares of Company common stock, as well as with potential co-investors of Bidder A, (ii) a consent under Section 203 of the Delaware General Corporation Law in connection with the foregoing proposed discussions, agreements, arrangements and understandings, and (iii) 8 to 12 weeks from the date of such letter to assemble his own potential bidder consortium.

On August 15, 2012, Kirkland & Ellis, as counsel for Mr. Sun, circulated to the special committee, Goldman Sachs and Shearman an estimated timetable for a consortium organized by Mr. Sun to form and submit an acquisition proposal. According to this estimated timetable, Mr. Sun would be able to provide “definitive acquisition documents” by mid-October 2012.

On August 16, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman. The special committee discussed with its advisors Mr. Sun’s letter dated August 14, 2012 and instructed its advisors to prepare a response to Mr. Sun’s letter. The special committee also agreed that the final bids should be submitted by mid-September 2012. The special committee and its advisors believed that submission deadline was reasonable and in the best interests of the Company’s stockholders because each bidder, as well as Mr. Sun as a potential bidder, had been given sufficient time to form a bid.

On August 17, 2012, at the direction of the special committee, Goldman Sachs sent final round process letters to CITIC and Bidder A. The deadline for submitting definitive legally-binding proposals was originally set to be September 10, 2012. After considering the request of Bidder A for more time to complete due diligence and find co-investors, the special committee agreed to extend the bid deadline to September 24, 2012. Goldman Sachs also informed Mr. Sun of this extended bid deadline and that the special committee did not agree to extend the bid deadline to mid-October, 2012 for him.

On August 17, 2012, Shearman received from Sullivan & Cromwell a request for the special committee’s consent to Bidder A entering into discussions and negotiations regarding the proposed transaction with three additional potential co-investors and their respective representatives.

On August 19, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman to further discuss the requests in Mr. Sun’s letter to the special committee dated August 14, 2012. After discussion with its advisors, the special committee decided to consent to Mr. Sun and his representatives engaging in (i) discussions and negotiations with bona fide potential providers of equity financing to CITIC and Bidder A in connection with the proposed transaction, and (ii) due diligence on the Company in connection with the proposed transaction. The special committee also decided to request that Mr. Sun provide written confirmation of the nature of his proposed involvement in the proposed transaction (whether as a participant with a potential investor or otherwise). After confirming Mr. Sun’s intended role in the proposed transaction, the special committee would further consider Mr. Sun’s request to communicate with management and employee stockholders of the Company. These positions were communicated to Mr. Sun the following day.

On August 20, 2012, the special committee granted its consent to Bidder A to enter into discussions and negotiations regarding the proposed transaction with three additional potential co-investors and their respective representatives.

Later that day, Kirkland & Ellis, on behalf of Mr. Sun, confirmed that Mr. Sun was interested in potentially participating in the consortium led by Bidder A.

On August 21, 2012, Shearman delivered to Kirkland & Ellis a written consent of the special committee for Mr. Sun to engage in discussions with certain bona fide potential co-investors of Bidder A and to conduct due diligence on the Company solely in connection with a potential co-investment by Mr. Sun with Bidder A in the proposed transaction.

On August 21, 2012, Mr. Sun filed with the SEC a Schedule 13D/A disclosing that after discussions with the special committee and, with the permission of the special committee, preliminary discussions with certain qualified interested parties regarding the proposed transaction, Mr. Sun had determined that he was interested in potentially participating in a proposed transaction involving the Company.

On August 21, 2012, CITIC sent a letter to Goldman Sachs in response to the final round process letter sent by Goldman Sachs on August 17, 2012, requesting (i) a three-week exclusive negotiation period beginning prior to the bid deadline set out in the August 17, 2012 letter, (ii) reimbursement by the Company of its expenses of up to US$3 million in connection with the proposed transaction, and (iii) the special committee’s consent to enter into discussions with the Company’s management stockholders, particularly Messrs. Zhang and Ding.

On August 22, 2012, Shearman received from Sullivan & Cromwell a request for the special committee’s consent to Bidder A entering into discussions and negotiations regarding a proposed transaction with a new potential co-investor and its representatives.

On August 23, 2012, Mr. Sun sent a letter to the special committee, confirming that he was interested in potentially participating in a consortium led by Bidder A in the proposed transaction, but also stating that he was considering forming his own consortium and submitting an alternative proposal in respect of the proposed transaction. He also raised issues in respect of what he described as feedback from Bidder A including with respect to the due diligence process and the management’s lack of confidence in the business and future of the Company. He went on to request access to conduct due diligence in connection with preparing an alternative proposal and a consent to enter into discussions with the management and other employees of the Company. In addition, he requested an extension of the bid deadline to approximately 8 to 12 weeks from the date of his letter.

On August 23, 2012, Bidder A sent a letter to Goldman Sachs requesting (i) permission to enter into discussions with the Company’s management and employee stockholders, (ii) further information for due diligence purposes and (iii) an extension of the date for submission of its final proposal to a date that was eight weeks after completion of certain items, including completion of Bidder A’s due diligence and permission being granted for Bidder A to enter into agreements with the Company’s management.

On August 23, 2012, Mr. Tian filed with the SEC a Schedule 13D/A announcing that, with the permission of the special committee, Mr. Tian had engaged in preliminary discussions with certain qualified interested parties, including CITIC, and determined that he was interested in potentially participating in a proposed transaction with CITIC.

On August 24, 2012, the special committee granted the consent requested by Bidder A to allow it to enter into discussions and negotiations regarding the proposed transaction with an additional potential co-investor and its representatives.

On August 24, 2012, at the direction of the special committee, Shearman distributed an initial draft merger agreement to CITIC and Bidder A.

On August 27, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman to discuss the issues raised in the letters from CITIC, Mr. Sun and Bidder A. After discussion with its advisors, the special committee decided to respond to CITIC to the effect that only if CITIC’s bid ultimately were determined by the special committee to be superior to any other bid received, the special committee would be prepared to enter into an exclusivity arrangement with CITIC and would agree to the inclusion of expense reimbursement provisions in the merger agreement to be executed in connection with the proposed transaction, in each case, on terms to be negotiated at an appropriate time. Taking into account the stockholder structure of the Company and the timetable of the proposed transaction, the special committee also determined to permit communications between any of CITIC, Mr. Sun, and Bidder A and a limited number of the largest management and employee stockholders only after final round bids were received.

On August 28, 2012, Shearman received from Sullivan & Cromwell a request for the special committee’s consent to Bidder A to enter into discussions and negotiations regarding the proposed transaction with two additional potential co-investors and their respective representatives.

On August 29, 2012, the special committee granted its consent to Bidder A entering into discussions and negotiations regarding the proposed transaction with the 33rd potential co-investor and its representatives, but did not grant its consent with respect to Bidder A’s discussions and negotiations with the 34th potential co-investor and its representatives due to a lack of available background information concerning the 34th potential co-investor.

On August 30, 2012, at the direction of the special committee, Goldman Sachs sent a letter to CITIC (i) stating that the special committee would be prepared to allow CITIC to have limited discussions with certain management and employee stockholders (other than Messrs. Sun and Tian) who collectively owned 7.1% of the outstanding shares of Company common stock about the number of shares they would be willing to roll over in the proposed transaction and that Goldman Sachs would arrange such discussions, and (ii) confirming that in the event that the bid submitted by CITIC ultimately were determined by the special committee to be superior to any other bid submitted in respect of the proposed transaction, the special committee would be prepared to revisit the decision whether to enter into exclusivity arrangements with CITIC and agree to the inclusion of expense reimbursement provisions in the merger agreement on terms to be negotiated at an appropriate time.

On August 30, 2012, the special committee sent to Mr. Sun a letter noting that Mr. Sun’s consideration of forming his own consortium to submit an alternative proposal was contrary to the intentions he had indicated to the special committee prior to August 23, 2012. The letter also stated that, if there were a bona fide probability that Mr. Sun would submit an independent bid in connection with the proposed transaction, the special committee would welcome a statement from Mr. Sun, for the special committee’s consideration, setting out in detail his indicative valuation, proposed acquisition structure and potential equity and debt financing sources, as soon as practicable and, in any event, no later than September 24, 2012. The special committee also responded to Mr. Sun on the issues he had raised in respect of what he described as feedback from Bidder A on due diligence and the lack of confidence of the management in the future of the Company, stating that the special committee and its advisors believed that all due diligence requests from Bidder A had substantially been resolved and that it had not ever received the impression from Bidder A or the management of the Company that there was any lack of confidence in the Company. The special committee invited Mr. Sun to provide any support for the foregoing assertions and asked him to share with the special committee as soon as practicable any thoughts on inspiring the confidence of the management and other employees of the Company to further maximize stockholder value. As to Mr. Sun’s request for access to management for rollover discussions, the special committee informed Mr. Sun that it would be prepared to allow all the bidders and their representatives to have limited discussion with certain management and employee stockholders (other than Messrs. Sun and Tian) who collectively owned approximately 7.1% of the outstanding shares of Company common stock about the number of shares they would be willing to roll over in the proposed transaction and that Goldman Sachs would arrange such discussions. As to Mr. Sun’s request for an extension of the bid deadline, the special committee advised that it would not grant an extension because it was in the best interests of the Company and its stockholders to maintain the pace of the process.

On August 30, 2012, at the direction of the special committee, Goldman Sachs sent a letter to Bidder A stating that the special committee would be prepared to allow Bidder A to discuss with certain management and employee stockholders (other than Messrs. Sun and Tian) who collectively owned approximately 7.1% of the outstanding shares of Company common stock the number of shares they would be willing to roll over in the proposed transaction and that Goldman Sachs would arrange such discussions. The letter also responded to Bidder A’s requests in respect of due diligence and additional time for the submission of its final proposal to the effect that the Company had provided and was continuing to provide Bidder A with appropriate due diligence on a timely basis and that the special committee had extended the previously-contemplated bid deadline of September 10 to September 24, 2012 and was of the view that Bidder A would have had ample time to form its bid prior to September 24, 2012.

On September 5, 2012, Mr. Sun sent a letter to the special committee asserting among other things that he had not been released from certain restrictions or been given sufficient time to form his own consortium, both of which, the letter contended, prevented him from forming his most competitive bid. In addition to requesting additional time, he also requested a release from the restrictions stated in his letter, including (i) a waiver under the 2009 Stockholders’ Agreement and his confidentiality agreement with the Company which would allow him to have discussions and/or enter into non-binding agreements, arrangements or understandings with former Linkage employee stockholders of the Company and to share the Company’s confidential information with such former Linkage employee stockholders in connection with the potential transaction and (ii) pre-approval from the Company to enter into non-binding agreements, arrangements or understandings under Section 203 of the DGCL with the aforementioned former Linkage employee stockholders in connection with the potential transaction. Mr. Sun also mentioned that he believed the “true value” of the Company had not been reflected in the five-year performance forecasts provided by the Company management and further asserted that he had the ability to inspire the confidence of members of management of the Company so as to further maximize stockholder value but did not articulate any specific thoughts in that regard.

On September 6, 2012, Mr. Tian’s legal counsel, Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), sent an email to Goldman Sachs requesting the special committee’s consent to Mr. Tian entering into discussions and negotiations regarding the proposed transaction with three potential co-investors including China Broadband Capital Partners II, L.P. Later on the same day, Shearman discussed such request with Skadden and Skadden clarified that Mr. Tian was considering bringing these potential co-investors into the consortium led by CITIC, as opposed to forming a consortium of his own.

On September 7, 2012, the special committee sent to Mr. Sun a response to his September 5, 2012 letter stating, among other things, that: (i) the special committee disagreed with Mr. Sun as to his characterizations of the bidding process; (ii) the special committee would welcome any real probability that Mr. Sun would submit an independent bid; and (iii) the special committee proposed a meeting between Mr. Sun and his representatives and the special committee and its representatives to discuss how best to expedite an independent bid from Mr. Sun, Mr. Sun’s thoughts on the management projections and how Mr. Sun believed he could further maximize stockholder value, regardless of the identity of the winning bidder, and any other issues Mr. Sun may raise. The special committee proposed holding the meeting on September 10 or 11, 2012 in Beijing and offered to be flexible if such date and location were inconvenient for Mr. Sun. Mr. Sun and his representatives never responded to the special committee’s letter dated September 7, 2012 and did not at any time over the next eight months (i) outline the terms of an independent bid to be made by him or any other potential strategic transaction involving the Company or (ii) provide concrete views as to the value of the Company.

On September 10, 2012, the special committee granted its consent to Mr. Tian to enter into discussions and negotiations regarding the proposed transaction with the three potential co-investors and their representatives requested by Mr. Tian in Skadden’s email to Goldman Sachs on September 6, 2012.

On September 11, 2012, Morgan Stanley sent an email to Goldman Sachs and Shearman requesting the special committee’s consent to CITIC entering into discussions and negotiations regarding the proposed transaction with CPEChina as a potential co-investor.

On September 12, 2012, Morgan Stanley sent an email to Goldman Sachs requesting the special committee’s consent to CITIC entering into discussions and negotiations regarding the proposed transaction with the same three potential co-investors in respect of which the special committee had granted consent to Mr. Tian to enter into discussions and negotiations.

Later in the day on September 12, 2012, the special committee granted its consent to CITIC to enter into discussions and negotiations regarding the proposed transaction with these three potential co-investors and CPEChina, as requested by CITIC.

On September 14, 2012, Skadden contacted Goldman Sachs and requested the special committee’s consent to Mr. Tian entering into discussions and negotiations regarding the proposed transaction with Bidder B as a co-investor in the consortium led by CITIC.

On September 14, 2012, on a telephonic discussion with Goldman Sachs, CITIC requested an extension of the deadline for the submission of the final round bid to October 19, 2012 because CITIC needed additional time to incorporate the four new co-investors into its consortium.

On September 17, 2012, the special committee held a telephonic meeting with its advisors to discuss the progress of the proposed transaction. The special committee discussed Mr. Tian’s request to engage in discussions with Bidder B as a co-investor in respect of the proposed transaction. After such discussion, the special committee decided not to grant its consent to this request because Bidder B had not been selected to continue in the process after the first round and allowing Bidder B to re-enter the process at this later stage could be disruptive to the process. Goldman Sachs also reported to the special committee that Mr. Sun had advised Goldman Sachs of his intention to participate with Bidder A rather than to submit his own bid in respect of the proposed transaction. After discussion with its advisors, the special committee reaffirmed its decision not to allow the bidders access to the Company’s management stockholders for the purposes of discussing the management stockholders’ participation in the proposed transaction until after the receipt of final bids and confirmation that the bidders had arranged credible equity and/or debt financing.

On September 20, 2012, the special committee reviewed with Goldman Sachs the Company’s operational costs and profit margins during the preceding six quarters.

On September 25, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman, during which Goldman Sachs reported to the special committee that Bidder A had notified Goldman Sachs of its withdrawal from the process for the proposed transaction and stated that it would not submit a final round bid because it would be difficult for it to put together a consortium and a winning bid. Goldman Sachs also reported to the special committee that CITIC had requested an extension of the deadline for submission of its final bid to October 19, 2012 to allow additional time for its new co-investors to conduct due diligence. After discussion with its advisors, the special committee decided to extend the submission date for the final bid to mid-October 2012.

On September 27, 2012, at the direction of the special committee, Goldman Sachs sent a letter to CITIC, extending the submission date of CITIC’s final proposal to October 15, 2012.

On October 15, 2012, Skadden sent an email to Goldman Sachs requesting the special committee’s consent to Mr. Tian entering into discussions and negotiations regarding the proposed transaction with InnoValue Capital Ltd.

On October 15, 2012, CITIC submitted its final bid in respect of the proposed transaction, which proposed an offer price of US$11.50 per share. The bid proposal was accompanied by a “highly confident letter” from ICBC International Capital Limited (“ICBCI”) and CITIC’s comments on the draft merger agreement which reflected CITIC’s positions with respect to the terms of the draft merger agreement, including, among other things, that: (i) the merger agreement be signed together with a debt commitment letter rather than requiring that an executed definitive facility agreement be in place as of signing; (ii) the Company have not less than US$330 million of net cash immediately before the closing of the proposed transaction; (iii) the proposed transaction not be conditioned on approval by a majority of the outstanding shares of Company common stock held by disinterested stockholders (the “majority of the minority” condition); (iv) the Company be required to submit the proposed transaction to the stockholders (the “force the vote” provision); (v) CITIC’s closing of the proposed transaction be conditioned on, among other things, dissenting shares of Company common stock constituting no more than 10% of the outstanding shares of Company common stock, each of certain senior employees of the Company not leaving the Company and having entered into new employment and non-compete agreements with the Company and the Company’s completion of the disposal of its interests in certain entities contractually controlled by the Company (the “VIEs”); (vi) both the Company’s termination fee and CITIC’s “reverse termination fee” be equal to 3.5% of the equity value of the Company, (vii) the Company pay a termination fee, equal to 1% of the equity value of the Company, in the event the stockholders did not approve the proposed transaction; (viii) CITIC be entitled to an expense reimbursement by the Company in addition to the Company’s termination fee; and (ix) the specific performance remedy be available only to CITIC.

In connection with the submission of CITIC’s final bid, Morgan Stanley explained to Goldman Sachs that CITIC reduced its price to US$11.50 per share in light of the deteriorating financial performance of the Company over the first two quarters of 2012 and indications from due diligence that this deteriorating performance would continue into the third quarter and potentially beyond.

On October 17, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman to review CITIC’s October 15 bid. After considering the strategic review process and discussing CITIC’s bid with its advisors, the special committee decided that the current bid submitted by CITIC was not acceptable without a price increase. The special committee instructed Goldman Sachs to contact CITIC and its financial advisor to seek an upward revision to the bid price proposed by CITIC.

From October 18, 2012 to October 21, 2012, Goldman Sachs held several telephonic meetings with CITIC and Morgan Stanley. On October 22, 2012, Morgan Stanley verbally communicated a revised offer on behalf CITIC of US$12.00 per share, subject to (i) agreement of the special committee that this will be the final price, (ii) deletion of the majority of the minority condition, and (iii) completion of confirmatory due diligence by CITIC. Morgan Stanley stated that CITIC would not submit a written offer on these terms unless the special committee advised CITIC that these conditions were acceptable.

On October 24, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman to further discuss the next steps in respect of the transaction process. After such discussion, the special committee agreed that in order to maximize the interests of the public stockholders of the Company and as a negotiation tactic, the special committee would seek a higher offer price of US$12.50 per share from CITIC, which was offered by CITIC in its second round bid, and would consider being more flexible with CITIC on certain terms of the merger agreement in exchange for a higher price, if necessary. Goldman Sachs delivered to CITIC the special committee’s request for higher price immediately after the meeting.

On October 26, 2012, the special committee held a telephonic meeting with Shearman and MNAT to discuss the fiduciary duties of the directors under Delaware law. The special committee also discussed whether to include a majority of the minority condition in the draft merger agreement. After discussion, and in light of (i) the extensive outreach performed, (ii) the facts that the potential buyer group would only have a relatively small minority interest before closing and the potential rollover stockholders would only hold a relatively small percentage of the outstanding shares of Company common stock and (iii) CITIC’s continued insistence on the removal of the majority of the minority condition, the special committee decided that, although it would continue to request inclusion of a majority of the minority condition, it would be willing to trade such a condition in exchange for other terms, including price, that would be favorable to the Company and its public stockholders. Over the next several weeks, the special committee discussed CITIC’s request to delete the majority of the minority condition from the draft merger agreement.

On November 3, 2012, the special committee granted its consent to CITIC and Mr. Tian entering into discussions and negotiations with InnoValue Capital Ltd. regarding the proposed transaction.

On November 12, 2012, CITIC submitted a revised bid with an increased offer price of US$12.00 per share. CITIC advised that this proposal reflected CITIC’s best and final offer and requested a further three week period to complete its confirmatory due diligence.

On November 12, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman to review CITIC’s revised bid and discuss the next steps of the proposed transaction. Goldman Sachs reported to the special committee that it would conduct a preliminary financial analysis in respect of CITIC’s revised proposal and make a presentation to the special committee. In light of the decline in market conditions during the preceding months, and its concern that CITIC might withdraw from negotiations, the special committee determined not to continue to seek an increase in the offer price from CITIC at this time.

On November 14, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman. Fried Frank also attended the meeting. Goldman Sachs presented to the special committee its preliminary financial analysis in respect of CITIC’s revised bid dated November 12, 2012 and answered questions from the special committee with respect to such analysis. Goldman Sachs reviewed with the special committee strategic alternatives that might be available to the Company in lieu of the transaction proposed by CITIC. After Goldman Sachs and its counsel left the meeting, the special committee continued to discuss Goldman Sachs’s preliminary financial analysis, the alternatives available to the Company and the next steps the special committee should take. Goldman Sachs was then asked to rejoin the meeting, after which the special committee determined, assuming the fairness of the offer price of US$12.00 per share and the certainty of financing, that it would proceed with negotiating the proposed transaction with CITIC.

From November 16, 2012 through November 19, 2012, the special committee discussed with its advisors CITIC’s comments to the draft merger agreement. After these discussions, the special committee decided, among other things, to retain its existing positions on the key open points, and propose that the Company’s termination fee and CITIC’s termination fee be 1.5% and 5%, respectively, of the equity value of the Company.

On November 19, 2012, Shearman held discussions with the Company’s management as to the management’s views with respect to the representations, warranties and covenants in the draft merger agreement.

On November 20, 2012, at the direction of the special committee, Shearman sent a revised draft merger agreement to Davis Polk reflecting the special committee’s positions discussed above.

On November 25, 2012, Davis Polk sent a markup of the draft merger agreement to Shearman. As reflected in that markup, CITIC retained its existing positions on the key open deal terms, counter-proposed 2% of the equity value of the Company as the Company’s termination fee and 2.5% of the equity value of the Company as CITIC’s reverse termination fee, offered to cap its proposed expense reimbursement by the Company at US$10 million and accepted the special committee’s position not to have a termination fee payable if stockholders do not approve the proposed transaction.

On November 26, 2012, Shearman provided the special committee with a summary of CITIC’s November 25 comments to the draft merger agreement.

On November 27, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman. At the request of the special committee, Goldman Sachs further discussed its financial analysis presented on November 14, 2012.

Between November 27 and November 30, 2012, Shearman and Davis Polk negotiated certain key issues of the draft merger agreement as reflected in CITIC’s November 25 comments to the draft merger agreement.

On November 30, 2012, the special committee held a telephonic meeting with Goldman Sachs and Shearman. Goldman Sachs reported to the special committee that it had had discussions with Morgan Stanley in respect of the status of the proposed transaction. After discussion with its advisors, the special committee decided that, in the interests of time, the negotiation of the draft merger agreement and the finalization of the financing documents should move forward in parallel, and instructed Goldman Sachs and Shearman to convey this position to CITIC and its advisors.

On December 7, 2012, the special committee met with CITIC at the Hong Kong offices of Goldman Sachs. Representatives of Goldman Sachs, Shearman, Morgan Stanley and Davis Polk were in attendance. After negotiating the open issues on the draft merger agreement, CITIC agreed to the special committee’s positions on the following key open points: (i) the closing of the proposed transaction would not be conditioned on the dissenting shares of Company common stock being less than a specified capped percentage of the shares of Company common stock; (ii) the closing of the proposed transaction would not be conditioned on any senior employees of the Company entering into any employment or other agreements; instead, the special committee would consent to CITIC having discussions with such employees with the aim of finalizing their employment arrangements before the closing of the proposed transaction; and (iii) the closing of the proposed transaction would not be conditioned on completion of the disposition of the Company’s interests in the VIEs; instead, the Company would agree to a covenant to use reasonable best efforts to complete this disposition. The special committee in turn agreed that the merger agreement would not contain a majority of the minority condition. The parties did not reach agreement on any other open issues at this meeting.

On December 13, 2012, Shearman sent a revised draft of the merger agreement to Davis Polk reflecting the agreement between the special committee and CITIC on the issues discussed during their meeting on December 7, 2012.

On December 18, 2012, Goldman Sachs contacted Morgan Stanley to discuss the transaction process. Morgan Stanley informed Goldman Sachs that, in light of the ongoing deterioration in the Company’s financial performance, ICBCI would need to review the Company’s financials for the fourth quarter of 2012 before making a final decision to commit debt financing. Morgan Stanley also advised that CITIC and its potential co-investors would be able to provide draft equity financing documents soon. Goldman Sachs requested Morgan Stanley and CITIC to work in parallel on both the financing documents as well as on the draft merger agreement.

On December 24, 2012, Morgan Stanley sent the initial draft equity commitment letter to Goldman Sachs.

On January 5, 2013, CITIC and ICBCI met with Mr. Wu to review the Company’s preliminary high-level results of the fourth quarter of 2012. Mr. Wu confirmed that the Company’s results would meet management’s previous guidance and would likely be above the mid-point of the range, but when taken together with the prior three quarters would still show substantial under-performance for the year in relation to the management forecasts for 2012 previously provided to CITIC. Morgan Stanley also informed Goldman Sachs that ICBCI would need an additional few weeks to finalize the debt commitment letter.

On January 25, 2013, the special committee held a telephonic meeting with Goldman Sachs and Shearman. Goldman Sachs updated the special committee on CITIC’s financing arrangements in connection with the proposed transaction. The special committee and its advisors then discussed whether to execute the merger agreement on the basis of a debt commitment letter as opposed to requiring that an executed facility agreement be in place at signing. The special committee noted that CITIC had advised that it remained unwilling to agree to this, did not believe it was market practice to require this, and in any event a considerable amount of additional time would be required in order to finalize a facility agreement. After discussion with its advisors, the special committee agreed that it would be acceptable, on balance, to enter into the merger agreement based on a debt commitment letter rather than risk the delay of waiting for a full facility agreement, assuming that all other terms were acceptable to the special committee. At the meeting, Mr. Mackenzie reported to the special committee that he had had a conversation with Mr. Sun, during which Mr. Sun had stated that he expected that some stockholders of the Company would not support the proposed transaction based on the current offer price.

On January 29, 2013, Goldman Sachs and Shearman held a telephonic meeting with ICBCI, CITIC and Morgan Stanley on CITIC’s debt financing arrangements and the estimated timing thereof. ICBCI informed the other parties that it was in the process of obtaining internal approval and it would likely require another two to three weeks to obtain such approval.

On February 1, 2013, Shearman, CITIC and Davis Polk held a telephonic meeting to discuss the draft merger agreement and debt financing documents. Shearman advised that the special committee could only consider accepting CITIC’s position to sign the merger agreement on the basis of a debt commitment letter instead of an executed facility agreement if it had an opportunity to first review and comment on a draft of the proposed debt commitment letter. CITIC and Davis Polk agreed to provide a copy of the draft ICBCI debt commitment letter as soon as possible and suggested that they would be in a better position to provide their comments to the draft merger agreement if the special committee confirmed that it would be acceptable in principle to execute the merger agreement on the basis of a debt commitment letter.

On February 4, 2013, Shearman sent a markup of the draft equity commitment letter to Davis Polk and Davis Polk sent a draft ICBCI debt commitment letter to Shearman, the terms of which were still subject to further review and negotiations by CITIC and ICBCI.

From February 6, 2013 through March 6, 2013, Shearman, Fried Frank, Davis Polk and ICBCI’s legal counsel, Latham & Watkins LLP, discussed the terms of the draft ICBCI debt commitment letter.

On February 6, 2013, the special committee held a telephonic meeting with Goldman Sachs and Shearman. Goldman Sachs updated the special committee on CITIC’s debt financing process in connection with the proposed transaction. After careful consideration of all relevant factors, including prevailing market practice in comparable transactions, CITIC’s obligations under the merger agreement to secure debt financing prior to the closing, and concerns with deal certainty and further delays in timing, the special committee decided to move forward on the basis that the merger agreement would be executed based on a debt commitment letter.

On February 7, 2013, Shearman and Davis Polk held a telephonic meeting to discuss the remaining open issues in the draft merger agreement, including the “force the vote’ provision, the definition of “superior proposal,” expense reimbursement and CITIC’s reverse termination fee. Davis Polk stated CITIC would agree to the special committee’s position that the Company would not be required to have a minimum net cash amount as a condition to the closing if CITIC could obtain tighter interim operating covenants. The parties did not reach agreement on the remaining open issues during that telephonic meeting; however, Shearman informed Davis Polk that the special committee had agreed that the merger agreement could be signed based on a debt commitment letter. After the telephonic meeting, Davis Polk sent to Shearman a revised draft of the merger agreement reflecting CITIC’s position on the open issues and an initial draft of the limited guarantee to be executed by the signatories to the equity commitment letters.

On February 8, 2013, Shearman provided the special committee with a summary of CITIC’s positions on the open issues in the draft merger agreement.

From February 8, 2013 through February 19, 2013, the special committee, Goldman Sachs, Shearman, MNAT and Fried Frank held multiple discussions on the remaining open issues in the merger agreement. After such discussions, the special committee decided to counter-propose that, among other things: (i) our board of directors should have the right to change its recommendation in response to an “intervening event”; (ii) the expense reimbursement should be mutual and capped at US$5 million each; (iii) CITIC’s reverse termination fee should be equal to 4.25% of the equity value of the Company; (iv) the Company should have the right to trigger an early termination of the merger agreement if a limited guarantee or any financing document were to be terminated or failed to be effective or enforceable; (v) the specific performance remedy should be reciprocal; and (vi) the percentage threshold in the definition of “superior proposal” should be 50%, which would allow our board of directors to consider any potential bid made or joined by any current significant stockholder of the Company.

On February 20, 2013, Shearman and Davis Polk held a telephonic meeting to discuss the draft merger agreement. During this meeting, Shearman put forward the special committee’s positions as described above.

On February 21, 2013, the special committee held a telephonic meeting with Goldman Sachs and Shearman. The special committee directed Goldman Sachs to discuss with management a draft budget for 2013, including updated management projections (the “Draft 2013 Budget”), which the Company had prepared in the ordinary course of business, and to report to the special committee the data and assumptions contained therein and how they compared to prior projections.

On February 21, 2013, Shearman sent a revised draft of the merger agreement to Davis Polk reflecting the positions discussed during the February 20 telephone call between Shearman and Davis Polk.

On February 24, 2013, the special committee held a telephonic meeting with Goldman Sachs and Shearman. Goldman Sachs reported to the special committee its discussion with Mr. Wu as to the management projections reflected in the Draft 2013 Budget. Mr. Wu reported these projections were lower than the previous management projections, which had been provided to Goldman Sachs for its valuation analysis and the First Round Bidders for their due diligence purposes, primarily because of the volatility in the Company’s international business (although the Company’s core onshore business was largely unaffected). After discussion with its advisors, the special committee decided to discuss the Draft 2013 Budget with our board of directors and recommend to our board of directors that the Company’s management be requested to clarify certain aspects of the management projections reflected in the Draft 2013 Budget (such as separating the international and onshore businesses, and presenting a range of outcomes for the international business) and produce a revised budget (including revised projections) which would be submitted to our board of directors for approval.

On February 26, 2013, Davis Polk sent initial drafts of the rollover agreements and voting agreement to Shearman.

On February 28, 2013, Shearman and Davis Polk held a telephonic meeting to negotiate the remaining open issues in respect of the draft merger agreement.

Later that day, Shearman sent an email to Davis Polk summarizing the major open issues in respect of the draft limited guarantee, including the nature and scope of coverage of the limited guarantee, certain waivers and the assignability of the limited guarantee.

On February 28, 2013, Shearman and Davis Polk held a telephonic meeting to negotiate the remaining open issues in respect of the draft merger agreement.

Later that day, Shearman sent an email to Davis Polk summarizing the major open issues in respect of the draft limited guarantee, including the nature and scope of coverage of the limited guarantee, certain waivers and the assignability of the limited guarantee.

On February 28, 2013 Davis Polk sent Shearman revised drafts of certain sections of the merger agreement, including the first detailed proposal on a covenant describing the treatment of existing employee stock options in connection with the closing of the transaction.

Based on this draft proposal, Shearman and Mr. Mackenzie inquired whether there had been any discussions between CITIC and certain members of the Company’s management in respect of their employment arrangements. CITIC and the Company’s management confirmed to the special committee that no material discussions had taken place on these matters to date.

On March 1, 2013, Morgan Stanley informed Goldman Sachs that ICBCI had obtained final internal approval in respect of the debt financing but had also requested that certain terms be added to the draft ICBCI debt commitment letter, which would require additional time for negotiations between CITIC and ICBCI.

On March 5, 2013, Morgan Stanley sent a revised draft of the ICBCI debt commitment letter to Goldman Sachs.

From March 6, 2013 through March 8, 2013, the special committee, Goldman Sachs and Shearman discussed the remaining open issues on the draft merger agreement.

On March 7, 2013, Shearman and Davis Polk held a telephonic meeting to discuss the major open issues on the draft limited guarantee.

On March 8, 2013, Shearman sent a revised draft of the merger agreement to Davis Polk.

On March 11, 2013, Shearman sent a revised draft of the limited guarantee to Davis Polk.

On March 12, 2013, Shearman and Davis Polk held a telephonic meeting to discuss the ICBCI debt commitment letter.

Later that day, CITIC communicated to Mr. Mackenzie a brief update on the status of the debt financing to be provided by ICBCI. CITIC confirmed that ICBCI received its final internal approval for the debt financing in the week of February 25, 2013 and advised that CITIC and ICBCI had been working to finalize the terms of the ICBCI debt commitment letter. On the same day, Mr. Mackenzie sent a response to CITIC via email, requesting information as to what issues were causing the additional delay and clarification as to whether there was another potential source of debt financing and, if so, whether this was likely to result in further delays in finalizing the debt financing. Later on the same day, CITIC responded to Mr. Mackenzie, assuring him and the special committee of its commitment to completing the proposed transaction. CITIC stated that it was extremely focused on finalizing the financing arrangements as quickly as possible and believed that the financing arrangements would be finalized in the very near term. CITIC also stated that it was exploring options for the debt financing that could lead to a more attractive financing package for the proposed transaction, but that such efforts had not been the cause of any delay.

On March 13, 2013, the special committee received a revised copy of the Draft 2013 Budget, including updated management projections, from the Company’s management. Later that day, the special committee held a telephonic meeting with Goldman Sachs and Shearman. At the meeting, the special committee reviewed and discussed the updated management projections with Goldman Sachs. The special committee noted that the updated management projections were based on the Company’s current strategy to aggressively expand overseas by penetrating the Europe, Middle East and Africa markets. In order to analyze the options available for the development of the Company’s overseas business, and at the request of our board of directors, the Company’s management had also developed two alternative scenarios for the purpose of sensitivity analysis. After such further review and discussion, the special committee decided to approve the updated management projections and to present such projections for the review of our board of directors and approval at a special meeting of our board of directors, which occurred the following day. At that meeting of our board of directors, our board of directors approved the updated Draft 2013 Budget and the revised management projections reflected in that Budget. Also at the March 13, 2013 meeting, the special committee instructed Shearman to remind CITIC and the Company’s management that any discussions between CITIC and management concerning employment or compensation arrangements require prior consent from the special committee. Shearman promptly carried out the special committee’s instruction.

On March 15, 2013 Morgan Stanley on behalf of CITIC requested to Goldman Sachs that the special committee approve a meeting in the near future between representatives of CITIC and members of the Company’s senior management team to discuss the overall proposed transaction structure, as well as CITIC’s proposals regarding employment agreements, the proposed management incentive program, rollover agreements and voting support agreements to be entered into with senior management and other employees of the Company in connection with the transaction.

On March 19, 2013, with the consent of the special committee, Messrs. Zhang, Wu, Yadong Jin and Liu met with CITIC in its Beijing offices to discuss extension of their employment agreements with the Company, rollover of the senior management members’ company stock awards and the proposed equity-based incentive plan of the surviving corporation after the closing. Representatives of Goldman Sachs and Shearman also attended. During the meeting, CITIC delivered to each of the above four senior management members a draft agreement extending his existing employment agreement. CITIC also provided copies of such employment extension agreements to Goldman Sachs and Shearman for their review. See “Special Factors Relating to the Merger—Interests of the Company’s Directors and Officers in the Merger—Employment and Change-in-Control Agreements” for more details.

On March 20, 2013, Goldman Sachs provided the revised management projections to CITIC. After reviewing such projections, CITIC did not state that the revised projections created any issue in respect of CITIC’s valuation or offer price.

On March 21, 2013, Shearman, CITIC, Davis Polk and Fangda, CITIC’s PRC counsel, held a telephonic meeting to discuss the Company’s plans to dispose of its interests in the Company’s VIEs in connection with the proposed transaction.

From March 21, 2013 through May 12, 2013, Shearman, Haiwen, the Company’s management and Han Kun Law Offices, the Company’s PRC counsel, worked to develop a potential plan to dispose of the Company’s interests in the VIEs, identify and negotiate with potential buyers of the Company’s interests in the VIEs, draft and finalize the VIE transfer documents, and engage an independent asset appraiser to determine the fair market value of the VIEs. Shearman also regularly reported on and discussed the progress of this process with the special committee and Goldman Sachs and kept CITIC, Davis Polk and Fangda informed as to progress.

On March 22, 2013, the special committee held a telephonic meeting with Goldman Sachs and Shearman. Goldman Sachs presented the special committee with an updated preliminary financial analysis in respect of CITIC’s revised bid dated November 12, 2012 and discussed that analysis with the special committee.

On March 28, 2013, the special committee, Goldman Sachs, Shearman, CITIC, Morgan Stanley and Davis Polk held a telephonic meeting to discuss pending issues in respect of the proposed transaction. CITIC requested that the disposition by the Company of its interests in the VIEs be completed before the signing of the merger agreement.

On April 2, 2013, Davis Polk sent a revised draft of the merger agreement to Shearman.

On April 5, 2013, Shearman and Davis Polk held a telephonic meeting to negotiate the key remaining open issues on the draft merger agreement

On April 6, 2013, Shearman provided the special committee with a summary of CITIC’s positions on the key open issues in the draft merger agreement.

On April 6, 2013, Shearman conveyed to Davis Polk the special committee’s position on certain key open issues in the draft merger agreement, including that: (i) the special committee would not insist on the Company having a right to specific performance and to be a third party beneficiary under the equity commitment letters or on the Company’s right to terminate the merger agreement in the event of a failure of the debt financing; (ii) CITIC’s termination fee should be 6.375% of the equity value of the Company in the event of CITIC’s intentional breach or failure to close the proposed transaction when all the closing conditions are satisfied or waived and 4.5% of the equity value of the Company in the event of CITIC’s unintentional material breach or failure of the debt financing; and (iii) the expense reimbursement should be mutual and capped at an amount to be specified.

From April 6, 2013 through April 8, 2013, Shearman and Davis Polk negotiated the remaining open issues on the draft merger agreement.

On April 9, 2013, the special committee held a telephonic meeting with Goldman Sachs and Shearman, during which Shearman updated the special committee on its discussions with Davis Polk on the remaining open issues in the draft merger agreement.

On April 15, 2013, Shearman sent a revised draft of the merger agreement to Davis Polk reflecting the special committee’s position on these open issues, and the Company engaged an independent asset appraiser to determine the fair market value of the VIEs in connection with the Company’s disposition of its interests in the VIEs.

From April 16, 2013 through April 30, 2013, Shearman and Davis Polk negotiated the final terms of the draft merger agreement. During the same period, Shearman and Davis Polk also negotiated the other transaction documents, including the Company’s disclosure schedule, the rollover agreements, voting agreement, equity commitment letter and limited guarantee.

On April 22, 2013, Morgan Stanley sent Goldman Sachs a finalized debt commitment letter from a syndicate of banks comprised of Nomura International (Hong Kong) Limited, Bank of Taiwan and Cathay United Bank, Co., Ltd. and informed Goldman that this syndicate, instead of ICBCI, would provide debt financing for the proposed transaction.

On April 24, 2013, CITIC requested that the special committee consent to CITIC having discussions with Mr. Ding regarding his potential execution of a rollover agreement. Later on the same day, the special committee granted this consent.

On April 25, 2013, Mr. Sun sent an email to Mr. Mackenzie, the chairman of the special committee, requesting that the Company “return” certain Linkage trademarks and brand names that had been licensed by Lianchuang Technology Company Limited, a company controlled by Mr. Sun (“Lianchuang”), to an affiliate of the Company in connection with the transactions contemplated by the Combination Agreement, to Lianchuang upon the completion of the proposed transaction, because he would cease to be a stockholder of the Company at such time.

From April 25, 2013 through May 11, 2013, the special committee, Shearman and the Company’s management discussed Mr. Sun’s requests regarding the Linkage trademarks. The Company’s management expressed the view that Mr. Sun’s request had no legal basis and was not acceptable to the Company from a commercial perspective. During the same period, Shearman kept CITIC and Davis Polk informed of these developments.

On April 25, 2013, Davis Polk sent the initial draft consortium agreement and Parent disclosure schedule to Shearman documenting the proposed members of the consortium led by CITIC, the intended rollover stockholders and the stockholders who would be parties to the draft voting agreement.

On April 25, 2013, Shearman sent Davis Polk its comments on the debt commitment documents to be executed by the syndicate of banks providing debt financing for the proposed transaction (the “Nomura debt commitment documents”).

From April 25, 2013 through April 27, 2013, Shearman held telephonic meetings with Davis Polk to discuss Shearman’s comments on the Nomura debt commitment documents.

On April 26, 2013, Davis Polk held telephonic meetings with Paul Hastings LLP (“Paul Hastings”), counsel for the syndicate of banks, to discuss Shearman’s comments on the Nomura debt commitment papers, following which Paul Hastings sent a revised set of Nomura debt commitment papers to Davis Polk, and Davis Polk then sent a revised set of Nomura debt commitment papers to Shearman.

On April 27, 2013, Davis Polk held telephonic meetings with Shearman to discuss Shearman’s comments on the revised set of Nomura debt commitment papers, following which Shearman confirmed that the revised set of Nomura debt commitment papers was acceptable to the special committee.

On April 29, 2013, Shearman sent a revised draft of the merger agreement to Davis Polk.

On April 30, 2013, Mr. Liu confirmed that the employment extension agreement delivered to him at the March 19, 2013, meeting was acceptable. See “Special Factors Relating to the Merger—Interests of the Company’s Directors and Officers in the Merger—Employment and Change-in-Control Agreements” for more details.

On May 1, 2013, Davis Polk sent comments on the draft merger agreement to Shearman.

On May 2, 2013, Goldman Sachs held a telephonic meeting with Morgan Stanley to discuss CITIC’s reverse termination fee. Morgan Stanley stated that CITIC would not accept any increase to the proposed termination higher-tier and lower-tier reverse termination fees of 4% and 2%, respectively, of the equity value of the Company.

On May 2, 2013, the special committee discussed with Goldman Sachs and Shearman CITIC’s position on its termination fee and the parties’ rights to expense reimbursement. After these discussions, the special committee decided to accept CITIC’s position regarding CITIC’s termination fee and propose either (i) a mutual expense reimbursement provision capped at US$5 million or (ii) a reduction of the Company’s termination fee to 0.9% of the equity value of the Company. Later that day, Shearman conveyed to Davis Polk the special committee’s proposal.

On May 6, 2013, each of Messrs. Zhang, Wu and Jin confirmed that the employment extension agreement delivered to each of them at the March 19, 2013, meeting was acceptable. See “Special Factors Relating to the Merger—Interests of the Company’s Directors and Officers in the Merger—Employment and Change-in-Control Agreements” for more details.

On May 7, 2013, Mr. Sun sent the special committee drafts of certain agreements to be entered into between the Company and Lianchuang. In the cover email, Mr. Sun proposed that, before “the formal announcement” of a transaction with CITIC the Company should agree that (i) all the trademark license agreements between Lianchuang and Linkage Technology (Nanjing) Co., Ltd. (“Nanjing Linkage”), an indirect, wholly-owned subsidiary of the Company, under which five “Linkage” trademarks had been licensed to Nanjing Linkage, would be terminated, (ii) the Company would agree not to continue to use the trade names and trademarks containing the word “Linkage” and related logos, and (iii) the Company would release Mr. Sun, Mr. Liu, Mr. Huang and certain other individual former stockholders of Linkage and their affiliates from their non-compete agreements with the Company, in each case, upon the closing of the proposed take-private transaction.

On May 7, 2013, after confirming the composition of the buyer consortium and in connection with the preparation of its fairness opinion, Goldman Sachs disclosed to the special committee and Shearman that Goldman Sachs or certain of its affiliates had, in matters unrelated to the proposed transaction, provided investment banking services to affiliates of certain members of the consortium led by CITIC. The special committee and Shearman requested Goldman Sachs to provide further information regarding such services. See “Special Factors Relating to the Merger—Opinion of Goldman Sachs, Financial Advisor to the Special Committee” for more details.

On May 7, 2013, Davis Polk informed Shearman that CITIC had accepted the special committee’s proposal regarding mutual expense reimbursement with a cap of US$5 million each.

From May 7, 2013 through May 12, 2013, Shearman and Davis Polk discussed and finalized execution versions of the merger agreement and the other transaction documents.

On May 9, 2013, the special committee held a telephonic meeting with Goldman Sachs and Shearman. Shearman updated the special committee as to progress and various developments, including the finalization of the draft merger agreement and the other transaction documents and Mr. Sun’s request regarding the cessation of the Company’s use of the Linkage trademarks and the release of Mr. Sun, Mr. Liu, Mr. Huang and certain other former stockholders of Linkage and their affiliates from their non-compete agreements. The special committee also discussed with its advisors the provision by Goldman Sachs or certain of its affiliates, in matters unrelated to the proposed transaction, of investment banking services to affiliates of certain members of the consortium led by CITIC. After discussion, the special committee requested Goldman Sachs to provide additional information about the services it had provided to the affiliates of such consortium members (including the fees it had earned). In light of, among other things, the identity of the relevant consortium members, the relative participation of each of the relevant consortium members in the proposed transaction, and the fact that they had become part of the consortium only relatively recently in the entire strategic review process, the special committee determined that Goldman Sachs remained free from any material conflicts of interest that could impact its ability to provide the committee with independent financial advice. After discussion, the special committee decided to propose a meeting of our board of directors for Sunday, May 12, 2013.

On May 9, 2013, pursuant to the special committee’s request, Goldman Sachs provided to the special committee detailed information in respect of its services to and fees earned from certain members of the consortium led by CITIC in the proposed transaction. The special committee had no further questions after reviewing the additional information provided by Goldman Sachs.

On May 10, 2013, after a majority of the members of our board of directors had confirmed their availability to attend a special meeting of our board of directors on May 12, 2013, a special meeting of our board of directors was called for May 12, 2013 to discuss the proposed transaction. Together with the meeting notice, each member of our board of directors received certain materials including the full package of finalized transaction documents.

On May 11, 2013, Davis Polk informed Shearman that ICBCI and Maybank Investment Bank Berhad had agreed to join the syndicate of banks providing debt financing in respect of the proposed transaction.

On May 11, 2013, the Company’s legal department circulated to the special committee and our board of directors, including Mr. Sun, a memorandum setting forth management’s view that Mr. Sun’s requests regarding the Linkage trademarks and non-compete agreements had no legal basis.

In the morning of May 12, 2013, a special meeting of our board of directors was convened via teleconference, with Goldman Sachs and Shearman in attendance, to discuss the proposed transaction. All directors were in attendance except Mr. Huang. Mr. Huang had initially indicated that he could attend the meeting of our board of directors scheduled for the morning of May 12, 2013 but subsequently stated that he was not available that morning and would not be available, even to attend a teleconference, for several days. After discussion with its advisors, and considering both the likelihood that delaying the meeting of our board of directors to even the earliest date Mr. Huang indicated he might be available could be viewed negatively by CITIC and introduce uncertainty in the transaction, and that all other directors indicated they could attend the currently scheduled meeting, the special committee decided not to recommend rescheduling the meeting of our board of directors.

At the special meeting of our board of directors on May 12, 2013, Mr. Sun requested (i) additional time to review the draft transaction documents and the fairness of the merger consideration and (ii) certain additional information in respect of the bid process and Goldman Sachs’s financial analysis. After discussion, Mr. Sun agreed that the meeting should continue as planned, with his request to be considered at the time of the vote by the directors in respect of the transaction. Following an overview provided by Mr. Mackenzie, who acted as chairman of the special meeting of our board of directors, as to the work undertaken by the special committee to date in connection with the transaction, Goldman Sachs reported in further detail to our board of directors on the process conducted by the special committee and its advisors in connection with the proposed transaction and

Shearman reported to our board of directors the major commercial terms of the proposed transaction and briefed our board of directors regarding the directors’ fiduciary duties. Messrs. Ding, Tian and Zhang recused themselves from further deliberation of our board of directors and left the meeting. Goldman Sachs then presented to the remaining directors its financial analysis, and reviewed the alternatives available to the Company, including the possibility of remaining independent either with or without a levered recapitalization, a share buyback or the declaration of a special dividend.

After Goldman Sachs’s responses to questions from the directors, the special meeting of our board of directors adjourned, and the special committee held a telephonic meeting with Goldman Sachs and Shearman. The special committee discussed with its advisors the substantive and procedural factors of the proposed transaction including the updated terms of the transaction documents. Goldman Sachs reviewed with the special committee its financial analysis and delivered to the special committee its oral opinion, which was subsequently confirmed in writing, that, as of May 12, 2013, and based upon and subject to the limitations and assumptions set forth in the written opinion, the consideration of US$12.00 in cash to be paid for each share of the Company common stock pursuant to the merger agreement was fair from a financial point of view to the holders (other than Parent, the Rollover Stockholders, the Sponsors and their respective affiliates) of shares of the Company common stock. The special committee considered the potential strategic alternatives presented by Goldman Sachs to our board of directors and determined that other alternatives were less favorable to the unaffiliated stockholders than the transactions contemplated by the merger agreement given the potential rewards, risks and uncertainties associated with those alternatives. The special committee also considered Mr. Sun’s requests for additional time and information and decided that based on the facts of the transaction, including the fact that each director had been given sufficient time and information, it would not recommend delaying the vote of our board of directors. The special committee then unanimously resolved to, among other things, recommend that our board of directors adopt resolutions approving the Merger Agreement and declaring its advisability.

Following the meeting of the special committee, our board of directors reconvened its special meeting via teleconference, with Messrs. Ding, Tian and Zhang rejoining the meeting. After the special committee reported its recommendations, and after discussion among the members of our board of directors, all directors present at the meeting except for Mr. Sun voted against Mr. Sun’s request to postpone action on the resolutions in respect of the proposed transaction. Our board of directors then proceeded to vote on the transaction and decided, by a vote of 7-1, to adopt resolutions, among other things, approving the Merger Agreement and declaring its advisability. Mr. Sun voted against such resolutions based on his assertion that he did not have sufficient time to consider the proposed transaction.

Later in the day on May 12, 2013, the Company, Parent and Merger Sub executed the Merger Agreement and the parties to the other transaction documents executed such other transaction documents that, on their terms, were to be executed simultaneously with the Merger Agreement.

On May 12, 2013, the Company’s relevant subsidiaries and employees and other parties to the VIE transfer documents executed the VIE transfer documents.

On May 13, 2013, prior to the opening of the U.S. financial markets, the Company issued a press release announcing the execution of the Merger Agreement and the limited guarantees.

During August 2013, Mr. Sun initiated separate discussions with the Company and CITIC regarding a possible sale of a portion of his Company common stock. He discussed with the Company a potential sale of a portion of his shareholding in the public market under Rule 144. In connection with his possible Rule 144 sale, Mr. Sun requested the Company to remove restrictive legends on certain of his shares and made related representations about his planned sale, including his bona fide intention to sell the shares within a reasonable period of time. Mr. Sun discussed with CITIC a potential privately negotiated sale of a portion of his shareholding to CITIC and/or other members of the buyer group to satisfy liquidity needs. These discussions with CITIC were preliminary in nature, did not involve any discussions as to the price at which any such sale would occur, and did not lead to an agreement. At the end of August 2013, Mr. Sun informed CITIC that he was no longer interested in exploring a possible sale to CITIC and/or other members of the buyer group. Mr. Sun requested CITIC to increase the merger consideration to US$13.00 per share. Mr. Sun told CITIC that if it increased the merger consideration to US$13.00 per share he would commit to support the proposed merger and vote his shares to adopt the merger agreement at the special meeting of the stockholders of the Company. CITIC responded that it was not willing to increase the merger consideration, that CITIC believes that the merger consideration is full and fair, and that CITIC hopes Mr. Sun will support the proposed merger.

Purposes and Reasons of Our Board of Directors and Special Committee for the Merger

The special committee and our board of directors believe that, as a privately-held entity, the Company’s management may have greater flexibility to focus on improving the Company’s financial performance without the constraints caused by the public equity market’s valuation of the Company and emphasis on short-term period-to-period performance. As a publicly traded entity, the Company faces pressure from public stockholders and investment analysts to make decisions that might produce better short-term results, but over the long term lead to a reduction in the per share price of the Company’s publicly traded common stock.

The special committee and our board of directors also believe that it is appropriate for the Company to undertake the merger and terminate the registration of Company common stock at this time due to the high costs of remaining a public company, including the cost of complying with the Sarbanes-Oxley Act of 2002 and other U.S. federal securities laws. We estimate such costs to be, on an annualized basis, approximately US$2.0 million for service fees and expenses of public accountants (excluding fees and expenses relating to the merger), approximately US$0.5 million for fees and expenses of U.S. securities counsel (excluding fees and expenses relating to the merger) and US$0.09 million for fees and expenses of the Company’s investor relations firm (excluding fees and expenses relating to the merger). These costs are ongoing, comprise a significant element of our corporate overhead expense, and are difficult to reduce. In addition to the direct out-of-pocket costs associated with SEC reporting and compliance, the Company’s management and accounting staff, which comprises a handful of individuals, need to devote significant time to these matters.

Furthermore, as an SEC-reporting company, the Company is required to disclose a considerable amount of business information to the public, some of which would be considered proprietary and would not be disclosed by a non-reporting company. As a result, our actual or potential competitors, customers, lenders and vendors all have ready access to this information which potentially may help them compete against us or make it more difficult for us to negotiate favorable terms with them, as the case may be.

The special committee and our board of directors also believe that it is appropriate for the Company to undertake the merger and terminate the registration at this time because the merger consideration of US$12.00 represents a premium over recent market prices of shares of Company common stock.

Based on the foregoing considerations, each of the special committee and our board of directors has concluded that it is more beneficial to the Company to undertake the proposed merger and become a private company than to remain a public company.

Recommendation of Our Board of Directors and Special Committee; Reasons for Recommending the Adoption of the Merger Agreement; Fairness of the Merger

At a meeting on May 12, 2013, the special committee unanimously recommended that our board of directors adopt resolutions that:

•	determine that the merger is fair and advisable to, and in the best interests of, the Company and the unaffiliated stockholders;

•	approve the merger agreement and declare its advisability;

•	recommend that the stockholders of the Company adopt the merger agreement;

•	direct that the merger agreement be submitted to the stockholders of the Company for their adoption at a special meeting of the stockholders of the Company; and

•

approve the merger agreement, the rollover agreements, the voting agreement, the consortium agreement and any additional rollover agreements and the transactions contemplated thereby for purposes of Section 203 of the DGCL.

On May 12, 2013, our board of directors adopted resolutions as recommended by the special committee. In reaching these determinations, our board of directors considered the special committee’s unanimous recommendation and adopted resolutions that:

•	determine that the merger is fair and advisable to, and in the best interests of, the Company and the unaffiliated stockholders;

•	approve the merger agreement and declare its advisability;

•	recommend that the stockholders of the Company adopt the merger agreement;

•	direct that the merger agreement be submitted to the stockholders of the Company for their adoption at a special meeting of the stockholders of the Company; and

•

approve the merger agreement, the rollover agreements, the voting agreement, the consortium agreement and any additional rollover agreements and the transactions contemplated thereby for purposes of Section 203 of the DGCL.

The merger agreement and the merger were approved by a majority of the directors of the Company who are not employees of the Company. Please note that one of our directors, Mr. Libin Sun, voted against the foregoing recommendations and one of our directors was absent from the meeting at which our board of directors approved these recommendations.

In the course of reaching their respective determinations, the special committee and our board of directors considered the following substantive factors and potential benefits of the merger, each of which the special committee and our board of directors believed supported their respective decisions, but which are not listed in any order of importance:

•

the fact that the form of consideration provides certainty of value, and the US$12.00 merger consideration represents a premium of (i) approximately 21.0% over the closing price on January 19, 2012, the last trading day before the January 20 press release and 50.8% over the volume-weighted average closing price for the previous 30-trading day period ended January 19, 2012 and (ii) approximately 2.7% over the closing price on May 10, 2013, the last trading day before the announcement of the merger agreement and 4.6% over the volume-weighted average closing price for the previous 30-trading day period ended May 10, 2013;

•

the belief, after a review of strategic alternatives with the assistance of Goldman Sachs, including the possibility of remaining independent either with or without a leveraged recapitalization, and combinations with other merger partners, that other alternatives were less favorable to the unaffiliated stockholders than the merger agreement given the potential risks, rewards and uncertainties associated with those alternatives;

•

the financial analyses presented by Goldman Sachs as well as the opinion of Goldman Sachs that, as of May 12, 2013, and based upon and subject to the limitations and assumptions set forth in Goldman Sachs’ written opinion, the consideration of US$12.00 in cash to be paid for each share of Company common stock pursuant to the merger agreement was fair from a financial point of view to the holders (other than Parent, the Rollover Stockholders, the sponsors and their respective affiliates) of shares of Company common stock;

•	the likelihood that the merger would be completed based on, among other things (not in any order of importance):

•

the fact that Parent and Merger Sub had obtained equity and debt commitments for the transaction in the forms provided to the special committee, the limited number and nature of conditions to the equity and debt financing, the reputation of the financing sources and the obligation of Parent to use its reasonable best efforts to obtain the financing, and the receipt of limited guarantees and/or the payment agreement, each of which, in the reasonable judgment of the special committee, increases the likelihood of such financings being completed;

•	the likelihood and anticipated timing of completing the merger in light of the scope of the conditions to completion; and

•

the fact that the merger agreement provides that, in the event of a failure of the merger to be consummated under certain circumstances, Parent will pay the Company a termination fee in the amount of US$18 million or US$36 million, as applicable, without the Company having to establish any damages, plus up to US$5 million in expenses, and the guarantee of such payment obligation by the guarantors pursuant to the limited guarantees and/or the payment agreement; and

•	the other terms of the merger agreement and related agreements, including:

•	the ability of the Company to grant a waiver, amendment or release under any standstill agreement for the purpose of allowing an acquisition proposal;

•	the ability of the Company to furnish information to and engage in discussions or negotiations with a third party under certain circumstances permitted under the merger agreement;

•	the ability, under certain circumstances, to withdraw or modify the recommendation regarding the merger;

•

the Company’s ability, under certain circumstances, to terminate the merger agreement to enter into an agreement providing for a superior proposal; provided, that the Company complies with its obligations to pay to Parent a US$18 million termination fee, plus up to US$5 million in expenses; and

•

the termination fee and expenses payable to Parent under certain circumstances, including as described above, in connection with the termination of the merger agreement, which the special committee concluded were reasonable in the context of termination fees and expenses payable in comparable transactions and in light of the overall terms of the merger agreement.

Neither the special committee nor our board of directors considered the Company’s net book value, which is defined as total assets minus total liabilities, attributable to the stockholders of the Company as a factor because they believed that net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs. The Company’s net book value per share as of December 31, 2012 was US$13.99, based on the weighted average number of outstanding shares of Company common stock during the fiscal year 2012. Net book value does not take into account the future prospects of the Company, market conditions, trends in the industry in which the Company conducts its business or the business risks inherent in competing with other companies in the same industry.

Neither the special committee nor our board of directors considered the liquidation value of the Company’s assets because each considers the Company to be a viable going concern business where value is derived from cash flows generated from its continuing operations. In addition, the special committee and our board of directors believe that the value of the Company’s assets that might be realized in a liquidation would be significantly less than its going concern value. In the course of reaching their respective conclusions regarding the fairness of the merger to the unaffiliated stockholders of the Company and their respective decisions to recommend the adoption of the merger agreement, neither the special committee nor our board of directors sought to establish a pre-merger going concern value for the Company in determining the fairness of the merger consideration to the Company’s unaffiliated stockholders because they did not believe there was a single method for determining going concern value. However, each of the special committee and our board of directors believed that the financial analyses presented by Goldman Sachs (i.e., implied premia and multiples analysis, selected public companies analysis, historical trading multiples analyses, illustrative present value of future stock price analysis, illustrative discounted cash flow analysis, illustrative leveraged buyout analysis, and selected precedent transactions analysis as each is more fully summarized below under the caption “Special Factors—Opinion of Goldman Sachs, Financial Advisor to the Special Committee”) represented potential valuations of the Company as it continues to operate its business, and, to that extent, the special committee and our board of directors collectively characterized such analyses as forms of going concern valuations. The special committee and our board of directors considered each of these analyses in the context of the fairness opinion provided by Goldman Sachs as well as various additional factors, including the historical market prices of our shares as described under the caption “Market Price and Dividend Information” beginning on page 133, as the trading price of the shares of Company common stock at any given time represents the best available indicator of the Company’s going concern value at that time so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction.

In addition, the special committee and our board of directors believe that sufficient procedural safeguards were and are present to ensure that the merger, based upon the terms of the merger agreement, was procedurally fair to the unaffiliated stockholders and to permit the special committee and our board of directors to represent effectively the interests of such unaffiliated stockholders. These procedural safeguards, which are not listed in any order of importance, are discussed below:

•

the fact that the special committee is comprised of three independent directors who (i) are not employees or officers of the Company, (ii) are not affiliates of any member of the buyer consortium and (iii) do not have a material financial interest in the merger;

•

the fact that the determination to engage in discussions related to the merger and the consideration and negotiation of the price and other terms of the merger and alternatives thereto (including remaining a standalone entity either alone or in combination with a leveraged recapitalization) was conducted under the oversight of the special committee; and the special committee was given authority to, among other things, recommend to our board of directors what action should be taken by the Company, including not to engage in the merger;

•	the fact that the special committee and our board of directors had no obligation to recommend the adoption of the merger agreement or any other transaction;

•

the fact that the Company publicly announced the receipt of a non-binding proposal from Power Joy in January 2012 in the press release dated January 20, 2012, and issued other press releases as to the special committee process;

•

the fact that the special committee and Goldman Sachs oversaw a process to identify and seek offers from interested third parties, during which, in addition to Power Joy, (i) Goldman Sachs contacted 48 potential acquirors regarding their potential interest in the Company (including 19 potential strategic acquirors and 29 potential financial acquirors), (ii) the Company entered into confidentiality agreements with, and provided nonpublic information to, 15 potential acquirors and (iii) 5 potential acquirors (including Power Joy) received detailed management presentations;

•

the fact that the special committee was advised by its legal counsel and its financial advisor and the fact that the special committee requested and received from Goldman Sachs an opinion that, as of May 12, 2013, and based upon and subject to the limitations and assumptions set forth in Goldman Sachs’ written opinion, the consideration of US$12.00 in cash to be paid for each share of Company common stock pursuant to the merger agreement was fair from a financial point of view to the holders (other than Parent, the Rollover Stockholders, the sponsors and their respective affiliates) of shares of Company common stock;

•

the fact that the special committee engaged in active negotiations with CITIC Capital China Partners II, L.P. regarding the merger consideration and the other terms of the merger, the merger agreement and related documents;

•

the recognition by the special committee that, given the relatively low percentage of outstanding shares of Company common stock beneficially owned by the buyer consortium, because the adoption of the merger agreement requires the approval of the affirmative vote of the holders of a majority of the outstanding shares of Company common stock, a substantial vote of the unaffiliated stockholders will still be required to adopt the merger agreement even without the express condition that the merger must be approved by a majority of the unaffiliated stockholders;

•

the ability of stockholders who comply with all of the required procedures within the applicable time periods under Delaware law to seek appraisal of the fair value of their shares of Company common stock; and

•

the fact that while, pursuant to the voting agreement, the parties to the voting agreement have committed to vote in favor of adopting the merger agreement and approving the merger, such commitments terminate automatically upon termination of the merger agreement in accordance with its terms, including termination by the Company to accept a superior proposal and in other circumstances specified in the voting agreement.

The special committee and our board of directors also considered a variety of potentially negative factors discussed below concerning the merger agreement and the merger, which are not listed in any order of importance:

•	the risk that the merger might not be completed in a timely manner or at all, including the risk that the merger will not occur if the equity financing or debt financing is not obtained;

•

the risks and costs to the Company if the merger does not close, including the diversion of management and employee attention, potential employee attrition and the potential disruptive effect on the Company’s various business relationships;

•	the fact that following the completion of the merger, the unaffiliated stockholders would not be able to participate in the future growth or earnings of the Company;

•

the restrictions on the Company’s operations prior to completion of the merger, which may delay or prevent the Company from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company pending the completion of the merger;

•

the possibility that the US$18 million termination fee, plus up to US$5 million in expenses, payable by the Company upon the termination of the merger agreement under certain circumstances may discourage other potential acquirors from making an acquisition proposal for the Company;

•	the risk that the voting agreement and certain of management’s participation in the merger may deter third parties from submitting competing proposals;

•

the fact that if the merger is not completed, the Company will be required to pay its own expenses associated with the negotiation of the merger agreement, and the transactions contemplated thereby, as well as, under certain circumstances, to pay Parent a US$18 million termination fee, plus up to US$5 million in expenses in connection with the termination of the merger agreement;

•

the fact that Parent and Merger Sub are newly formed entities with essentially no assets other than the equity commitments of the sponsors, and that the Company’s remedy in the event of breach of the merger agreement by Parent or Merger Sub may be limited to receipt of the US$18 million or US$36 million, as applicable, reverse termination fee, plus up to US$5 million in expenses, and that under certain circumstances the Company may not be entitled to a termination fee at all;

•	the fact that an all cash transaction would be taxable to the Company’s stockholders that are U.S. holders for U.S. federal income tax purposes; and

•

the terms of the Rollover Stockholders’ and any Additional Rollover Stockholders’ participation in the merger and the fact that certain of the Company’s executive officers and directors may have interests in the transaction that are different from, or in addition to, those of the unaffiliated stockholders.

Except as discussed in “Special Factors—Background of the Merger,” “Special Factors—Recommendation of Our Board of Directors and Special Committee; Reasons for Recommending the Adoption of the Merger Agreement; Fairness of the Merger,” and “Special Factors—Opinion of Goldman Sachs, Financial Advisor to the Special Committee,” no director who is not an employee of the Company has retained an unaffiliated representative to act solely on behalf of unaffiliated security holders for purposes of negotiating the terms of the transaction and/or preparing a report concerning the fairness of the transaction.

The special committee and our board of directors did not view the purchase prices paid in the transactions described under “Common Stock Transaction Information” beginning on page 126 to be relevant except to the extent those prices indicated the trading price of the shares of Company common stock during the applicable periods.

The Company is not aware of any firm offers made by any unaffiliated person, other than the buyer consortium and six potential bidders as discussed in “Special Factors—Background of the Merger,” during the past two years for: (i) the merger or consolidation of the Company with or into another company, or vice-versa; (ii) the sale or other transfer of all or any substantial part of the assets of the Company; or (iii) a purchase of the Company’s securities that would enable the holder to exercise control of the Company.

The foregoing discussion of information and factors considered by the special committee and our board of directors is not intended to be exhaustive, but includes all of the material factors considered by the special committee and our board of directors. In view of the wide variety of factors considered by the special committee and our board of directors, neither the special committee nor our board of directors found it practicable to, and neither did quantify or otherwise assign relative weights to the foregoing factors in reaching its conclusion. In addition, individual members of the special committee and our board of directors may have given different weights to different factors and may have viewed some factors more positively or negatively than others. The special committee recommended that our board of directors approve, and our board of directors approved, the merger agreement based upon the totality of the information presented to and considered by it.

The special committee expressly adopted the analyses and the opinion of Goldman Sachs, among other factors considered, in reaching its determination as to the fairness of the transactions contemplated by the merger agreement.

In reaching its determination that the merger is fair and advisable to, and in the best interests of, the Company and the unaffiliated stockholders, and its decision to approve the merger agreement and declare its advisability, to recommend that the stockholders of the Company adopt the merger agreement, to direct that the merger agreement be submitted to the stockholders of the Company for their adoption at a special meeting of the stockholders of the Company, and to approve the merger agreement, the rollover agreements, the voting agreement, the consortium agreement and any additional rollover agreements and the transactions contemplated thereby for purposes of Section 203 of the DGCL, our board of directors considered the analysis and recommendation of the special committee and the factors examined by the special committee as described above under the captions “Special Factors Relating to the Merger—Purposes and Reasons of Our Board of Directors and Special Committee for the Merger” and “Special Factors Relating to the Merger—Recommendation of Our Board of Directors and Special Committee; Reasons for Recommending the Adoption of the Merger Agreement; Fairness of the Merger,” and adopted such recommendations and analysis. For the foregoing reasons, our board of directors, on behalf of the Company, believes that the merger agreement and the transactions contemplated thereby are fair to the unaffiliated stockholders.

Our board of directors recommends that you vote “FOR” the proposal to adopt the merger agreement, “FOR” the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger, and “FOR” the proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

Opinion of Goldman Sachs, Financial Advisor to the Special Committee

On May 12, 2013, at a meeting of the special committee, Goldman Sachs rendered to the special committee its oral opinion, subsequently confirmed in writing, that, as of May 12, 2013, and based upon and subject to the limitations and assumptions set forth therein, the consideration of US$12.00 in cash to be paid for each share of Company common stock pursuant to the merger agreement was fair from a financial point of view to the holders (other than Parent, the Rollover Stockholders, the sponsors and their respective affiliates) of shares of Company common stock.

The full text of the written opinion of Goldman Sachs, dated May 12, 2013, which sets forth the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex H. The summary of the Goldman Sachs opinion provided in this proxy statement is qualified in its entirety by reference to the full text of the written opinion. Goldman Sachs’ advisory services and opinion were provided for the information and assistance of the special committee in connection with its consideration of the proposed merger and the opinion does not constitute a recommendation as to how any holder of shares of Company common stock should vote with respect to the proposed merger or any other matter.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

•	the merger agreement;

•	annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended December 31, 2011;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company;

•	certain other communications from the Company to its stockholders;

•	certain publicly available research analyst reports for the Company; and

•

certain internal financial analyses and forecasts for the Company prepared by its management as approved for Goldman Sachs’ use by the special committee (the “Management Forecasts”), which are presented under “Special Factors Relating to the Merger—Prospective Financial Information—2013 Projections.”

Goldman Sachs also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for shares of Company common stock; compared certain financial and stock market information for the Company with similar information for certain other companies of which the securities are publicly traded; reviewed the financial terms of certain recent business combinations in the Chinese telecom service industry and in other industries; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

For purposes of rendering its opinion, Goldman Sachs, with the consent of the special committee, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed, with the special committee’s consent, that the Management Forecasts had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and Goldman Sachs was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the proposed transaction would be obtained without any adverse effect on the Company or on the expected benefits of the proposed transaction in any way meaningful to its analysis. Goldman Sachs assumed that the proposed transaction would be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

Goldman Sachs’ opinion did not address the underlying business decision of the Company to engage in the proposed transaction, or the relative merits of the proposed transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addressed only the fairness from a financial point of view to the holders (other than Parent, the Rollover Stockholders, the sponsors and their respective affiliates) of shares of Company common stock, as of the date of the opinion, of the US$12.00 per share to be paid to such holders pursuant to the merger agreement. Goldman Sachs did not express any view on, and its opinion did not address, any other term or aspect of the merger agreement or the proposed transaction or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the proposed transaction, including, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the proposed transaction, whether relative to the US$12.00 per share to be paid to the holders of shares of Company common stock pursuant to the merger agreement or otherwise. Goldman Sachs did not express any opinion as to the impact of the proposed transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Goldman Sachs’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, May 12, 2013 and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after such date. Goldman Sachs’ advisory services and its opinion were provided for the information and assistance of the special committee in connection with its consideration of the proposed transaction and such opinion does not constitute a recommendation as to how any holder of shares of Company common stock should vote with respect to the proposed transaction or any other matter. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.

The following is a summary of the material financial analyses presented by Goldman Sachs to the special committee on May 12, 2013 in connection with rendering the opinion described above. Goldman Sachs’ analyses and the summary below must be considered as a whole and selecting portions of its analyses and factors could create a misleading or incomplete view of Goldman Sachs’ analyses and opinion. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May 8, 2013 and is not necessarily indicative of current market conditions.

Implied Premia and Multiples Analysis

Goldman Sachs calculated the premium or discount represented by the merger consideration of US$12.00 per share of Company common stock to the following reference share prices of Company common stock:

•	the closing price of Company common stock on May 8, 2013;

•	the closing price of Company common stock on January 19, 2012, the last trading day before the Company publicly announced its receipt of a proposal to acquire 100% of the Company’s equity;

•	the closing price of Company common stock on January 11, 2012, the last trading day prior to the day the Company received a “going private” proposal from CITIC Capital Partners;

•	the highest and lowest closing price of Company common stock during the 52-week and 2-year periods ended May 8, 2013, respectively; and

•	the volume weighted average trading price of Company common stock during the 1-month and 3-month periods ended May 8, 2013, respectively.

By multiplying the merger consideration of US$12.00 by the total number of fully diluted outstanding shares of Company common stock calculated using the treasury method, Goldman Sachs derived an implied equity value of the Company of approximately US$896.7 million. Goldman Sachs then subtracted from this implied equity value the sum of the Company’s cash and short-term investments of approximately US$292.4 million and the aggregate loss of approximately US$4.6 million associated with minority interests in other businesses held by the Company as reflected in the Company’s publicly filed financial statements for the period ended March 31, 2013 and derived an implied enterprise value of the Company of approximately US$599.7 million.

Using the results of the calculations described above, the Company’s actual financial results for 2012 reflected in its publicly filed financial statements, Management Forecasts for 2013 and 2014 and the selected estimates for the Company’s 2013 and 2014 financial results published by Institutional Brokers’ Estimate System, or IBES, Goldman Sachs calculated the following multiples:

•	the implied enterprise value as a multiple of the Company’s earnings before interest, taxes, depreciation and amortization, or EBITDA, for 2012;

•	the implied enterprise value as a multiple of the Company’s estimated EBITDA for 2013 published by IBES and the Company’s estimated EBITDA for 2013 and 2014 contained in the Management Forecasts;

•	the merger consideration as a multiple of the Company’s earnings per share, or EPS, for 2012; and

•	the merger consideration as a multiple of the Company’s estimated EPS for 2013 and 2014 published by IBES or contained in the Management Forecasts, as applicable.

The results of these analyses are summarized as follows:

Premium/Discount to
5/8/2013 Close	2.7%
1/19/2012 Close	21.0%
1/11/2012 Close	52.3%
52-Week High	(6.2)%
52-Week Low	26.1%
2-Year High	(40.6)%
2-Year Low	87.5%
1-Month Volume Weighted Average Price	5.4%
3-Month Volume Weighted Average Price	5.4%
Enterprise Value / EBITDA
2012A	7.6	x
2013E—IBES	9.6	x
2013E—Management	6.8	x
2014E—Management	4.9	x
Merger Consideration/EPS
2012A	10.4	x
2013E—IBES	10.3	x
2014E—IBES	9.7	x
2013E—Management	10.2	x
2014E—Management	8.2	x

Selected Public Companies Analysis

Goldman Sachs calculated and compared certain financial information and multiples for the Company to corresponding financial information and multiples for the following selected companies in the Chinese IT service industry:

•	Pactera Technology International Ltd. (“Pactera”)

•	iSoftStone Holdings Limited (“iSoftStone”)

Although neither of the selected companies is directly comparable to the Company, the companies were chosen because they are U.S. publicly traded companies in the Chinese IT service industry with operations that, for purposes of analysis, may be considered similar to certain operations of the Company.

With respect to the Company and each of the selected companies, Goldman Sachs calculated:

•	enterprise value as a multiple of estimated EBITDA for 2013 and 2014;

•	closing share price on May 8, 2013, as a multiple of estimated EPS for 2013 and 2014.

For purposes of these calculations, Goldman Sachs calculated an implied equity value for each company derived by multiplying the number of fully diluted outstanding shares of that company as reported in its most recent public filings by the company’s closing share price on May 8, 2013. By adding the net debt amount of each company as reported in its most recent public filings to the equity value of such company derived from the foregoing calculations, Goldman Sachs determined an implied enterprise value for each company. The multiples for the Company were calculated using both the Management Forecasts and the most recent median estimates for the Company published by IBES or other Wall Street research analysts. The multiples for each of the selected companies were calculated using the most recent median estimates for each company published by IBES or other Wall Street research analysts. The following table presents the results of these calculations:

	Company		Selected Companies
	IBES	Management	Pactera	iSoftStone	Mean
Enterprise Value/Estimated EBITDA
2013E	9.2x	6.5x	3.8x	3.7x	3.8x
2014E	N/A	4.7x	2.8x	N/A	2.8x
Price/Estimated EPS
2013E	10.1x	9.9x	6.8x	6.2x	6.5x
2014E	9.4x	8.0x	5.4x	5.2x	5.3x

Based on its review of the foregoing calculations and applying its professional judgment:

•

Goldman Sachs applied illustrative price/EPS multiples ranging from 5.5x to 7.5x to the Company’s estimated EPS for 2013 contained in the Management Forecasts to derive illustrative implied values per share of Company common stock ranging from US$6.51 to US$8.88.

•

Goldman Sachs applied illustrative price/EPS multiples ranging from 4.5x to 6.0x to the Company’s estimated EPS for 2014 contained in the Management Forecasts to derive illustrative implied values per share of Company common stock ranging from US$6.56 to US$8.75.

Historical Trading Multiples Analyses

Goldman Sachs calculated the historical price/EPS multiples for each of the Company and the selected companies above based on the closing prices for the shares of their respective common stock during the period from May 6, 2011 through May 8, 2013 and the estimated 1-year forward EPS for each company published by Bloomberg, Capital IQ or IBES during the same period. Using the methodologies described above, Goldman Sachs derived implied enterprise values of each company using their respective closing share prices during the period from May 6, 2011 through May 8, 2013 and calculated the historical enterprise value/EBITDA multiples based on the estimated 1-year forward EBITDA for each company published by Bloomberg, Capital IQ or IBES during the same period. This analysis did not include the enterprise value/EBITDA multiples for Pactera over the period from November 13, 2012 through March 13, 2013 as the predecessor of Pactera merged with another company in November 2012 and IBES did not publish estimated EBITDA for Pactera on a consolidated basis during that period. The following table presents the results of this analysis:

	High	Low	Median	Mean
Historical 1-Year Forward Price/EPS
Company	12.6x	3.9x	9.4x	8.8x
Selected Companies	31.3x	6.4x	11.3x	12.3x
Historical 1-Year Forward EV/EBITDA
Company	9.0x	1.8x	6.1x	5.8x
Selected Companies	21.3x	3.0x	7.7x	8.3x

Illustrative Present Value of Future Stock Price Analysis

Goldman Sachs calculated an illustrative range of implied present values per share of Company common stock as of the beginning of 2013 based on illustrative share prices for Company common stock as of the end of

2015. For purposes of this analysis, Goldman Sachs derived these illustrative future share prices for Company common stock as of the end of 2015 by applying an illustrative range of one-year forward price/EPS multiples of 5.5x to 7.5x to the Company’s estimated EPS for 2016 as reflected in the Management Forecasts. By applying discount rates ranging from 13.0% to 15.0%, reflecting an estimate of Company’s cost of equity, to these hypothetical future share prices, Goldman Sachs derived an illustrative range of present values per share of Company common stock of US$7.22 to US$10.38. The discount rates were derived by application of the Capital Asset Pricing Model, which takes into account certain Company-specific metrics, including the Company’s target capital structure and historical beta, as well as certain financial metrics for the financial markets generally.

Illustrative Discounted Cash Flow Analysis

Goldman Sachs performed an illustrative discounted cash flow analysis to determine the present value per share of Company common stock as of the beginning of 2013. For purpose of this analysis, Goldman Sachs applied discount rates ranging from 16.3% to 18.3%, reflecting an estimate of the Company’s weighted average cost of capital, to (a) the Company’s estimated unlevered free cash flow for the years 2013 through 2016, and (b) illustrative terminal values for the Company at the end of 2016. The range of discount rates was derived by application of the Capital Asset Pricing Model, which takes into account certain Company-specific metrics, including the Company’s target capital structure, the cost of long-term debt, after-tax yield on permanent excess cash, if any, forecast tax rate and historical beta, as well as certain financial metrics for the financial markets generally. Unlevered free cash flow was calculated based on the Management Forecasts as the Company’s projected earnings before interest, tax and amortization (“EBITA”), minus taxes (calculated by multiplying the statutory domestic tax rate of 25% by the Company’s projected domestic EBITA), plus depreciation, minus projected capital expenditures and minus the projected increase in net working capital. In calculating the unlevered free cash flow, stock-based compensation was treated as a cash expense. The illustrative terminal values were derived by applying perpetuity growth rates ranging from 0.0% to 4.0% (which implied price/EPS multiples ranging from 5.3x to 6.5x) to the Company’s estimated unlevered free cash flow for 2016. The range of perpetuity growth rates was estimated by Goldman Sachs based on its professional judgment and experience, taking into account the Management Forecasts and market expectations regarding long-term growth of gross domestic product and inflation in the PRC. Goldman Sachs added the net cash amount of the Company as of March 31, 2013 as reflected in the Company’s most recent public filings to the sum of the present values of unlevered future free cash flows and terminal values to derive an illustrative range of present equity value of the Company. By dividing this range of present equity values of the Company by the total number of fully diluted shares outstanding, Goldman Sachs derived illustrative present values per share of Company common stock as of the beginning of 2013 ranging from US$10.61 to US$12.91.

Illustrative Leveraged Buyout Analysis

Goldman Sachs performed an illustrative leveraged buyout analysis to determine the range of prices per share of Company common stock a financial buyer would be willing to pay to acquire the Company on a stand-alone basis. For purpose of this analysis, Goldman Sachs assumed a target exit date of December 31, 2015, an internal rate of return ranging from 20.0% to 25.0% to be realized upon exit, and an exit one-year forward price/EPS multiple ranging from 5.5x to 7.5x. The assumed range of internal rate of return was determined by Goldman Sachs based on its professional judgment and experience as to a customary range of target internal rate of return that would be acceptable to a typical financial sponsor. The assumed range of exit one-year forward price/EPS multiple was determined by Goldman Sachs based on its review of the one year forward price/EPS multiples calculated with respect to the selected companies discussed under the “Opinion of Goldman Sachs, Financial Advisor to the Special Committee—Selected Public Companies Analysis.”

Based upon the Company’s estimated EPS for 2016 reflected in the Management Forecasts, a hypothetical bank loan of US$330 million (which is the amount of the debt financing available for the proposed merger) at an interest rate of LIBOR plus 3.25% per annum, and estimated transaction expenses of US$18 million, Goldman Sachs derived illustrative per share purchase prices for Company common stock ranging from US$8.87 to US$11.79.

Selected Precedent Transactions Analysis

Goldman Sachs analyzed certain publicly available information relating to the following transactions involving an acquisition of 100% of the equity interest in a target company in the global information technology service industry for cash:

Date Announced	Acquiror	Target
July 2012	SAIC Inc.	MaxIT Healthcare LLC
May 2012	CGI Holdings Europe Ltd.	Logica plc.
March 2012	NEC Corp.	Information management business of Convergys Corp
April 2011	Apax Partners LP	Activant Solutions Inc.
January 2011	Pan-Asia iGate Solutions and iGATE Global Solutions Limited	Patni Computer Systems Ltd.
September 2009	Adobe Systems Inc	Omniture Inc
July 2008	BAE Systems (Holdings) Ltd.	Detica Group PLC
July 2007	Steria SA	Xansa PLC
July 2007	Court Square Capital Partners	CompuCom Systems Inc.
April 2007	Computer Sciences Corp.	Covansys Corp.
February 2007	Caritor, Inc.	Keane, Inc.

Although none of the selected transactions is directly comparable to the proposed merger, the target companies in the selected transactions are such that, for purposes of analysis, the selected transactions may be considered similar to the proposed merger.

With respect to each of the selected transactions for which relevant information was publicly available, Goldman Sachs calculated the implied enterprise value of the target company based on the announced transaction price, as a multiple of the target company’s EBITDA for the last twelve-month period prior to the announcement of the transaction, or the “LTM EBITDA.” The following presents the results of these calculations relating to selected transactions announced after July 1, 2010, the date on which the Company completed the merger with Linkage Technologies International Holdings Limited.

Selected Transactions since 7/1/2010
	High	Low	Median
Enterprise value/LTM EBITDA	8.2x	7.0x	7.9x

Based on its review of the foregoing calculations and applying its professional judgment, Goldman Sachs applied enterprise value/LTM EBITDA multiples ranging from 7.0x to 8.2x to the Company’s actual non-GAAP EBITDA for 2012 to derive a range of illustrative enterprise values of the Company. By adding the Company’s net cash amount to these illustrative enterprise values and dividing the results by the total number of fully diluted shares of the Company, Goldman Sachs derived illustrative implied values per share of Company common stock ranging from US$11.28 to US$12.54.

General

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or the proposed transaction.

Goldman Sachs prepared these analyses for purposes of providing its opinion to the special committee as to the fairness from a financial point of view to the holders (other than Parent, the Rollover Stockholders, the sponsors and their respective affiliates) of Company common stock, as of May 12, 2013, of the US$12.00 per share to be paid to such holders pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon projections of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, the special committee, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

The merger consideration was determined through arm’s-length negotiations between the special committee and Parent and was approved by our board of directors. Goldman Sachs provided advice to the special committee during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to the Company or the special committee or that any specific amount of consideration constituted the only appropriate consideration for the proposed merger.

As described above, Goldman Sachs’ opinion was one of many factors taken into consideration by the special committee in making its recommendation to our board of directors to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the delivery of its fairness opinion to the special committee and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex H to this proxy statement.

Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities in which they invest or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates or any of the respective affiliates and portfolio companies of the Sponsors, or any currency or commodity that may be involved in the transaction contemplated by the merger agreement for the accounts of Goldman Sachs (Asia) L.L.C. and its affiliates and employees and their customers. Goldman Sachs acted as financial advisor to the special committee in connection with, and has participated in certain of the negotiations leading to, the proposed transaction. In addition, Goldman Sachs disclosed in its fairness opinion that Goldman Sachs provided certain investment banking services to Ellington and its affiliates and portfolio companies from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunning manager with respect to a public offering of 538,962,054 shares of CitySpring Infrastructure Trust, a portfolio company of affiliates of Ellington, pursuant to a rights issuance in September 2011; as financial advisor to Global Crossing Limited, which at the time was a portfolio company of an affiliate of Ellington, in connection with its sale in October 2011; and as joint bookrunning manager with respect to the public offering of 2.375% Notes due 2023 (aggregate principal amount of US$1,200,000,000) and 3.375% Notes due 2042 (aggregate principal amount of US$500,000,000) by Temasek Financial (I) Limited and guaranteed by Ellington in July 2012. Goldman Sachs disclosed in its fairness opinion that Goldman Sachs also provided certain investment banking services to the AlpInvest Entities and their affiliates and portfolio companies from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunning manager with respect to a public offering of 34,500,000 shares of common stock of Nielsen Holdings N.V., a portfolio company of the AlpInvest Entities, in March 2012. The AlpInvest Entities have not had, and do not have, a controlling interest in Nielsen Holdings N.V. Goldman Sachs disclosed in its fairness opinion that Goldman Sachs also provided certain investment banking services to affiliates of Al Gharrafa and their portfolio companies from time to time for which its Investment Banking Division has received, and may receive, compensation. During the two year period ended May 12, 2013, the Investment Banking Division of Goldman Sachs had received compensation for such financial advisory and underwriting services provided to affiliates and portfolio companies of the sponsors and portfolio companies of such affiliates of the sponsors (including companies not controlled by the sponsors or their affiliates) specifically described above of approximately US$25,000,000. During the two year period ended May 12, 2013, Goldman Sachs had not been engaged to provide financial advisory or underwriting services to any other sponsors or their affiliates for which the Investment Banking Division of Goldman Sachs had received compensation. Goldman Sachs may in the future provide investment banking services to the Company, Parent, the sponsors and their respective affiliates and portfolio companies for which its Investment Banking Division may receive compensation. Affiliates of Goldman Sachs also may have co-invested with certain of the sponsors and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of certain of the sponsors from time to time and may do so in the future.

The special committee selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the proposed transaction. Pursuant to a letter agreement, dated February 7, 2012, the special committee engaged Goldman Sachs to act as its financial advisor in connection with the transaction. Pursuant to the terms of this engagement letter, the Company has agreed to pay Goldman Sachs fees of approximately US$8 million in the aggregate, approximately US$6 million of which is contingent upon the consummation of the proposed merger. In addition, the Company has agreed to reimburse Goldman Sachs for its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against certain liabilities that may arise out of its engagement.

Copies of Goldman Sachs’ written opinion and presentation to the special committee on May 12, 2013 have been attached as exhibits to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the proposed transaction. These materials will be available for any interested stockholder of the Company (or any representative of a stockholder who has been so designated in writing) to inspect and copy at the Company’s principal executive offices during regular business hours.

Other Written Presentations by Goldman Sachs

In addition to the presentation made to the special committee described above, Goldman Sachs also made written and oral presentations to the special committee in March, July, and November of 2012 and March 2013. Copies of these other written presentations by Goldman Sachs to the special committee have been attached as exhibits to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the proposed transaction. These written presentations will be available for any interested stockholder of the Company (or any representative of a stockholder who has been so designated in writing) to inspect and copy at the Company’s principal executive offices during regular business hours.

None of these other written and oral presentations by Goldman Sachs, alone or together, constitutes an opinion of Goldman Sachs with respect to the consideration to be paid in the proposed transaction. Information contained in these other written and oral presentations is substantially similar to the information provided in Goldman Sachs’ written presentation to the special committee on May 12, 2013, as described above. The March 2012 materials contained a review of CITIC’s initial non-binding offer, an overview of the Company’s historical trading performance, a discussion of the Company’s strategic alternatives, selected financial analyses and initial process considerations. The July 2012 materials contained an updated review of the Company’s historical trading performance, a summary of then-current price targets and earnings estimates published by Wall Street analysts and illustrative financial analyses with respect to a hypothetical range of offer price from US$12.50 to US$12.80 per share of Company common stock. The November 2012 materials contained a review of CITIC’s final offer, an updated overview of the Company’s historical trading performance, a summary of then-current price targets and earnings estimates published by Wall Street analysts and illustrative financial analyses with respect to CITIC’s final offer price of US$12.00 per share of Company common stock. The March 2013 materials contained an updated overview of the Company’s historical trading performance, a summary of then-current price targets and earnings estimates published by Wall Street analysts and updated illustrative financial analyses with respect to CITIC’s final offer price of US$12.00 per share of Company common stock. These other written and oral presentations made by Goldman Sachs contained, among other things, the following types of financial analyses:

•	implied transaction premia multiples analysis;

•	selected public companies analysis;

•	illustrative present value of future stock prices analysis;

•	illustrative discounted cash flow analysis;

•	illustrative leveraged buyout analysis; and

•	selected precedent transactions analysis.

The selected public companies analysis contained in the March 2012 presentation was performed using financial metrics of iSoftStone, HiSoft Technology International Limited (“HiSoft”) and VanceInfo Technologies Inc. (“VanceInfo”) as comparable companies in the Chinese IT service industry as well as a selected group of international players in the global IT service arena. These international players were later determined by Goldman Sachs as not being sufficiently comparable to the Company for purposes of analysis because they have most of their revenues generated in North America and Europe. Therefore, these international players were not used in the selected public companies analyses in later presentations. In November 2012, HiSoft and VanceInfo merged to become Pactera. Accordingly, the selected public companies analyses contained in the March 2013 presentation and the presentation made to the special committee on May 12, 2013 were performed using financial metrics of iSoftStone and Pactera. To the extent that any financial analysis contained in these other presentations utilized projections prepared by management of the Company, the 2012 Projections, as discussed under “Special Factors Relating to the Merger—Prospective Financial Information—2012 Projections”, were used in the financial analyses contained in each of the presentations made in 2012. The 2013 Projections, which are the same as the Management Forecasts, were used in the financial analyses contained in the March 2013 presentation.

Not all of the other written and oral presentations contained all of the financial analyses listed above. The financial analyses in these other written and oral presentations were based on market, economic and other conditions as they existed as of the dates of the respective presentations as well as other information that was available at those times. Accordingly, the results of the financial analyses differed due to changes in those conditions. Among other things, multiples attributable to selected companies changed as those companies’ stock prices changed, and implied transaction multiples, illustrative discounted cash flow analyses and illustrative leveraged buyout analyses changed as the Company’s financial results (as well as projections made by management of the Company) changed. Finally, Goldman Sachs continued to refine various aspects of its financial analyses with respect to the Company over time.

Purposes and Reasons of the Buyer Consortium for the Merger

Under SEC rules governing “going-private” transactions, each member of the buyer consortium may be deemed to be an affiliate of the Company and required to express its reasons for the merger to the unaffiliated stockholders. Each member of the buyer consortium is making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

For the buyer consortium, the primary purpose of the merger is to enable Parent to acquire 100% control of the Company and to benefit from and bear 100% of the rewards and risks, respectively, of ownership of the Company, in a transaction in which the unaffiliated stockholders will receive US$12.00 per share of Company common stock. In addition, the merger will allow the Rollover Stockholders and any Additional Rollover Stockholders to maintain their investment in the Company through their respective commitments to subscribe for equity investments in Holdco as described in this proxy statement under the section captioned “Special Factors Relating to the Merger—Financing of the Merger—Rollover Financing.”

The buyer consortium believes that, after the Company becomes a privately held entity, the Company’s management will have greater flexibility to focus on improving the Company’s long-term profitability without the constraints caused by the public equity market’s valuation of the Company and emphasis on short-term period-to-period performance. As a privately held entity, the Company will have greater flexibility to make decisions that might negatively affect short-term results but that could increase the Company’s value over the long term. In contrast, as a publicly traded entity, the Company faces pressure from public stockholders and investment analysts to make decisions that might produce improved short-term results, but which are not necessarily beneficial in the long term.

As a privately held entity, the Company will be relieved of many other expenses, burdens and constraints imposed on companies that are subject to the public reporting requirements under the federal securities laws of the United States, including the Exchange Act and Sarbanes-Oxley Act of 2002. The need for the management of the Company to be responsive to the concerns of the unaffiliated stockholders and to engage in dialogue with the unaffiliated stockholders can also at times distract the management’s time and attention from the effective operation and improvement of the business. See “Special Factors Relating to the Merger—Purposes and Reasons of Our Board of Directors and Special Committee for the Merger” and “Special Factors Relating to the Merger—Recommendation of Our Board of Directors and Special Committee; Reasons for Recommending the Adoption of the Merger Agreement; Fairness of the Merger.”

The buyer consortium decided to undertake the going-private transaction at this time because it wants to take advantage of the benefits of the Company being a privately held company as described above.

Positions of the Buyer Consortium Regarding the Fairness of the Merger

Under SEC rules governing “going-private” transactions, each member of the buyer consortium may be deemed to be an affiliate of the Company and required to express its beliefs as to the fairness of the proposed merger to the unaffiliated stockholders. The buyer consortium is making the statements included in this section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the buyer consortium as to the fairness of the proposed merger are not intended and should not be construed as a recommendation to any stockholder of the Company as to how to vote on the proposal to adopt the merger agreement. The buyer consortium has interests in the merger that are different from those of the other stockholders of the Company by virtue of their continuing interests in the surviving corporation after the consummation of the merger. These interests are described under “Special Factors Relating to the Merger—Interests of the Company’s Directors and Officers in the Merger” of this proxy statement.

The buyer consortium believes the interests of the unaffiliated stockholders were represented by the special committee, which negotiated the terms and conditions of the merger agreement with the assistance of its independent legal and financial advisors. The buyer consortium attempted to negotiate a transaction that would be most favorable to them, and not to the unaffiliated stockholders and, accordingly, did not negotiate the merger agreement with a goal of obtaining terms that were substantively and procedurally fair to such unaffiliated stockholders. The buyer consortium did not participate in the deliberations of the special committee regarding, and did not receive any advice from the special committee’s independent legal or financial advisors as to, the fairness of the proposed merger to the unaffiliated stockholders. The buyer consortium did not perform, or engage a financial advisor to perform, any independent valuation or other analysis for the buyer consortium to assist them in assessing the substantive and procedural fairness of the proposed merger to the unaffiliated stockholders.

Based on their knowledge and analysis of available information regarding the Company, as well as discussions with the Company’s senior management regarding the Company and its business and the factors considered by, and findings of, the special committee and our board of directors discussed in “Special Factors Relating to the Merger—Purposes and Reasons of Our Board of Directors and Special Committee for the Merger” and “Special Factors Relating to the Merger—Recommendation of Our Board of Directors and Special

Committee; Reasons for Recommending the Adoption of the Merger Agreement; Fairness of the Merger” of this proxy statement (which considerations and findings are adopted by the buyer consortium solely for the purposes of making the statements in this section), the buyer consortium believes the proposed merger is substantively and procedurally fair to the unaffiliated stockholders based upon the following factors:

•

the fact that the special committee and, acting upon the unanimous recommendation of the special committee, our board of directors determined that the merger agreement and the transactions contemplated thereby, including the merger, are in the best interests of the Company’s unaffiliated stockholders;

•

the fact that the special committee, consisting entirely of directors who are not officers or employees of the Company and who are not affiliated with any member of the buyer consortium, was established and given authority to, among other things, review, evaluate and negotiate the terms of the merger and to recommend to our board of directors what action should be taken by the Company, including not to engage in the merger;

•

the fact that the members of the special committee do not have any interests in the merger different from, or in addition to, those of the Company’s unaffiliated stockholders, other than (i) the directors’ receipt of board compensation in the ordinary course, (ii) special committee members’ compensation in connection with its evaluation of the merger (which is not contingent upon the completion of the merger or the special committee’s or board’s recommendation of the merger), (iii) the cancellation of any options (whether vested or unvested) or restricted stock units held by a director of the Company (including members of the special committee) who is not a buyer group party in exchange for the right to receive cash amounts equal to, in the case of options, the excess of the merger consideration over the per share exercise price of such option, and in the case of restricted stock units, the merger consideration, and (iv) the directors’ indemnification and liability insurance rights under the merger agreement;

•

the fact that the special committee retained and was advised by independent legal and financial advisors who are experienced in advising committees such as the special committee in similar transactions;

•

the fact that the special committee and our board of directors had no obligation to recommend the authorization, approval or adoption of the merger agreement and the transactions contemplated thereby, including the merger, or any other transaction;

•

the historical market price of the Company’s shares of common stock and the fact that the merger consideration represents an approximately (a) 52% premium over the Company’s shares’ closing price on January 11, 2012, the last trading day prior to the Company’s receipt of a “going private” proposal, (b) 53% premium over the Company’s shares’ 30-trading day volume weighted average price as of the same date, (c) 40% premium over the Company’s shares’ 3-month-trading day volume weighted average price as of the same date and (d) 22% premium over the Company’s shares’ 6-month-trading day volume weighted average price as of the same date;

•

given the adoption of the merger agreement is subject to the affirmative vote of the holders of a majority of the outstanding shares of Company common stock and even assuming that the Voting Stockholders comply with their obligations under the voting agreement, the buyer consortium, as a group, does not have sufficient votes to constitute a quorum for the special meeting and unilaterally adopt the merger agreement at the special meeting and a substantial vote of the unaffiliated stockholders will still be required to adopt the merger agreement at the special meeting;

•

the fact that the merger consideration is all cash, which provides certainty of value and liquidity to unaffiliated stockholders and allows the unaffiliated stockholders not to be exposed to risks and uncertainties relating to the prospects of the Company;

•

the fact that the merger consideration, other terms and conditions of the merger agreement and the transactions contemplated thereby were the result of extensive negotiations over an extended period of time between the special committee, its advisors and the buyer consortium;

•

the fact that Parent and Merger Sub obtained debt and equity financing commitments for the transaction, the limited number and nature of the conditions to the debt and equity financing, and the obligation of Parent to use its reasonable best efforts to obtain the debt financing;

•

the fact that the guarantors have agreed to guarantee collectively 100% of the obligations of Parent and Merger Sub under the merger agreement to pay, under certain circumstances, certain expenses payable by them thereunder, including any termination fee payable to the Company;

•

notwithstanding that the opinion of Goldman Sachs was provided solely for the information and assistance of the special committee and members of the buyer consortium are not entitled to, and did not, rely on such opinion, the fact that the special committee received from Goldman Sachs an opinion that as of May 12, 2013, and based upon and subject to the limitations and assumptions set forth in Goldman Sachs’ written opinion, the consideration of US$12.00 in cash to be paid for each share of Company common stock pursuant to the merger agreement was fair from a financial point of view to the holders (other than Parent, the Rollover Stockholders, the sponsors and their respective affiliates) of shares of Company common stock;

•

the fact that in certain circumstances under the terms of the merger agreement, the special committee and our board of directors are able to change, withhold, withdraw, qualify or modify their recommendation of the merger, including in response to intervening events that are not acquisition proposals;

•

the fact that the Company is able to, subject to compliance with the terms and conditions of the merger agreement, terminate the merger agreement prior to the completion of the merger in order to accept an alternative transaction proposed by a third party that is a superior proposal;

•	the fact that the fee payable by the Company to Parent if the merger agreement is terminated under certain circumstances will not exceed US$18 million;

•	the availability of dissenter rights to the Company’s stockholders;

•	that our board of directors was fully informed about the extent to which the interests of the Rollover Stockholders in the merger differed from those of the Company’s other stockholders; and

•	the fact that no member of the buyer consortium nor any of their advisors participated in or sought to influence the deliberative process of the special committee.

The buyer consortium did not consider the Company’s net book value, which is defined as total assets minus total liabilities, as a factor. The buyer consortium believes that net book value, which is an accounting concept based on historical costs, is not a material indicator of the value of the Company as a going concern because it does not take into account the future prospects of the Company, market conditions, trends in the industry in which the Company conducts its business or the business risks inherent in competing with other companies in the same industry.

The buyer consortium did not consider the Company’s liquidation value to be a relevant valuation method because they consider the Company to be a viable, going concern and because the Company will continue to operate its business following the merger.

The buyer consortium did not establish, and did not consider, a going concern value for Company common stock as a public company to determine the fairness of the proposed merger consideration to the unaffiliated stockholders. However, to the extent the pre-merger going concern value was reflected in the pre-announcement price of Company common stock, the merger consideration of US$12.00 per share represented a premium to the per share going concern value of the Company.

The buyer consortium is not aware of, and thus did not consider in its fairness determination, any offers or proposals made by any unaffiliated third parties with respect to a merger or consolidation of the Company with or into another company, a sale of all or a substantial part of the Company’s assets, or the purchase of the Company voting securities that would enable the holder to exercise control over the Company.

The buyer consortium did not receive any independent reports, opinions or appraisals from any outside party related to the proposed merger, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the merger to the unaffiliated stockholders.

The buyer group did not specifically consider the purchase prices paid in the transactions described under “Common Stock Transaction Information” but notes that the consideration to be received by the Company’s unaffiliated stockholders generally represents a premium over such prices.

The foregoing discussion of the information and factors considered and given weight by the buyer consortium in connection with their evaluation of the substantive and procedural fairness to the unaffiliated stockholders of the merger agreement and the transactions contemplated by the merger agreement, including the proposed merger, is not intended to be exhaustive, but is believed by the buyer consortium to include all material factors considered by them. The buyer consortium did not find it practicable to and did not quantify or otherwise attach relative weights to the foregoing factors in reaching their position as to the substantive and procedural fairness of the merger agreement and the proposed merger to the unaffiliated stockholders. Rather, the buyer consortium made the fairness determinations after considering all of the foregoing as a whole. In addition, the buyer consortium considered and recognized the negative factors considered by the special committee and our board of directors described under “Special Factors Relating to the Merger—Recommendation of Our Board of Directors and Special Committee; Reasons for Recommending the Adoption of the Merger Agreement; Fairness of the Merger,” the consideration of which is adopted by the buyer consortium.

The buyer consortium believes these factors provide a reasonable basis for its belief that the proposed merger is both substantively and procedurally fair to the unaffiliated stockholders. This belief, however, is not intended to be and should not be construed as a recommendation by the buyer consortium to any stockholder of the Company as to how such stockholder should vote with respect to the adoption of the merger agreement.

Certain Effects of the Merger

If the merger is completed, all of our equity interests will be owned by Parent. Except for the Rollover Stockholders, any Additional Rollover Stockholders and Power Joy, none of our current stockholders will have any ownership interest in, or be a stockholder of, the Company after the completion of the merger. As a result, our unaffiliated stockholders will no longer benefit from any increase in our value, nor will they bear the risk of any decrease in our value. Following the merger, Parent will benefit from any increase in our value and also will bear the risk of any decrease in our value.

At the effective time of the merger, each share of Company common stock issued and outstanding immediately prior to the effective time of the merger (other than the excluded shares and the dissenting shares) will be converted into the right to receive the merger consideration in cash without interest.

At the effective time of the merger, (i) each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by a tier I employee, and (ii) 73.3% of each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by a tier II employee, will be converted into an option to purchase a number of shares of Holdco equal to the number of shares subject to such options to purchase shares of Company common stock (or such applicable portion thereof in the case of a tier II employee). The exercise price of the option to purchase a share of Holdco will be equal to the excess of (x) the fair market value of a share of Holdco immediately following the effective time of the merger as determined by Parent in good faith over (y) the excess of the merger consideration over the per share exercise price of such existing options to purchase shares of Company common stock. The other terms and conditions of such options to purchase shares of Company common stock will continue to apply to the options to purchase shares of Holdco.

At the effective time of the merger, (i) 26.7% of each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by a tier II employee, and (ii) each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by an employee of the Company who is neither a tier I employee nor a tier II employee, will be canceled in consideration of an award of restricted stock units (or in the case of a U.S. taxpayer, restricted stock) that provides for the issuance of a number of shares of Holdco. Such number of shares of Holdco will have an aggregate fair market value as of immediately after the effective time of the merger as determined by Parent in good faith equal to the excess of the merger consideration over the per share exercise price of such options to purchase shares of Company common stock, multiplied by the number of shares of Company common stock subject to such options. The awards of restricted stock units and restricted stock will have the same vesting and forfeiture provisions as applied to such options to purchase shares of Company common stock.

At the effective time of the merger, (x) each outstanding and vested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan, and (y) each outstanding option, whether vested or unvested, to purchase shares of Company common stock that was granted under a stock plan of the Company other than the Company’s 2011 Stock Incentive Plan, will be canceled in consideration of, as soon as practicable after the effective time of the merger, (i) the right to receive a cash payment in an amount equal to the excess of the merger consideration over the per share exercise price of such options, or (ii) at the election of the holder of such options, the right to receive a number of shares of Holdco with an aggregate fair market value as of immediately following the effective time of the merger as determined by Parent in good faith equal to the excess of the merger consideration over the per share exercise price of such options, multiplied by the number of shares of Company common stock subject to such options, which will not be subject to any forfeiture restriction (but may be subject to a transfer restriction).

At the effective time of the merger, each outstanding restricted stock unit relating to a share of Company common stock that was granted under a stock plan of the Company will be converted into a restricted stock unit that provides for the issuance of a share of Holdco, which restricted stock unit shall be subject to the same vesting and forfeiture provisions as applied to such restricted stock unit relating to a share of Company common stock.

The treatment of Company options and Company restricted stock units described in the four immediately preceding paragraphs does not apply to any Company options or Company restricted stock units held by any director of the Company who is not a buyer group party. At the effective time of the merger, each outstanding option to purchase shares of Company common stock held by a director of the Company who is not a buyer group party, whether vested or unvested, will be canceled in consideration of the right to receive a cash payment in an amount equal to the excess of the merger consideration over the per share exercise price of such option, multiplied by the number of shares of Company common stock subject to such option. At the effective time of the merger, each outstanding restricted stock unit relating to a share of Company common stock held by a director of the Company who is not a buyer group party will be converted into the right to receive the merger consideration.

Following the merger, shares of Company common stock will no longer be traded on the NASDAQ Global Market or any other public market. Our common stock is registered as a class of equity security under the Exchange Act. Registration of our common stock under the Exchange Act may be terminated upon the Company’s application to the SEC if our common stock is not listed on a national securities exchange. Termination of registration of our common stock under the Exchange Act will substantially reduce the information required to be furnished by the Company to our stockholders and the SEC, and would make certain provisions of the Exchange Act, such as the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement of furnishing a proxy statement in connection with stockholders’ meetings pursuant to Section 14(a) of the Exchange Act, no longer applicable to the Company.

Following consummation of the merger, Parent will directly or indirectly own 100% of our outstanding common stock and will have a corresponding interest in our net book value and net earnings. The table below sets forth the direct and indirect beneficial interest in our net book value and net earnings for the buyer group parties before and after the merger in proportion to each such person’s direct and indirect beneficial ownership in the Company before and after the merger, based on our net earnings for the fiscal year ended December 31, 2012 of approximately US$30.0 million and our net book value as of December 31, 2012 of approximately US$1.0 billion.

All dollar figures in the chart immediately below are in the thousands and rounded to the nearest dollar amount, and ownership percentages of the Company after the merger are estimates only.

	Beneficial Ownership of the Company Prior to the Merger			Beneficial Ownership of the Company After the Merger
	Net book value as of December 31, 2012 (US$)	% Ownership	Net earnings for the fiscal year ended December 31, 2012 (US$)	Net book value as of December 31, 2012 (US$)	% Ownership*	Net earnings for the fiscal year ended December 31, 2012 (US$)
Edward Tian	93,366,384	9.2%	2,755,676	147,153,540	14.5%	4,343,185
Jian (James) Ding	14,207,928	1.4%	419,342	22,326,744	2.2%	658,966
Steve Zhang	1,461,098	0.1%	43,124	2,029,704	0.2%	59,906
Power Joy	45,668,340	4.5%	1,347,885	239,505,072	23.6%	7,068,908
Sponsors other than Power Joy	0	0.0%	0	593,688,420	58.5%	17,522,505
CITIC Capital (Tianjin) Investment Management Limited Partnership ( )	0	0.0%	0	54,802,008	5.4%	1,617,462
CPEChina Fund, L.P.	0	0.0%	0	109,604,016	10.8%	3,234,924
Ellington Investments Pte. Ltd.	0	0.0%	0	91,336,680	9.0%	2,695,770
Al Gharrafa Investment Company	0	0.0%	0	91,336,680	9.0%	2,695,770
AlpInvest Partners Co-investments 2012 I C.V.	0	0.0%	0	54,091,612	5.33%	1,596,495
AlpInvest Partners Co-investments 2012 II C.V.	0	0.0%	0	7,509,905	0.74%	221,652
AlpInvest Partners Co-investments 2011 II C.V.	0	0.0%	0	11,467,828	1.13%	338,469
CBC TMT III Limited	0	0.0%	0	82,203,012	8.1%	2,426,193
InnoValue Capital Ltd.	0	0.0%	0	91,336,680	9.0%	2,695,770

*	Does not include approximately 1.2% expected to be allocated to holders of Company options who elect to receive shares in Holdco pursuant to the merger agreement.

Effects on the Company if Merger is not Completed

If our stockholders do not adopt the merger agreement or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of Company common stock provided by the merger agreement. Instead, unless the Company is sold to a third party, we will remain an independent publicly traded company, the management expects to operate the business in a manner similar to that in which it is being operated today, and our stockholders will continue to be subject to similar risks and opportunities as they currently are with respect to their ownership of our common stock. If the merger is not completed, there is no assurance as to the effect of these risks and opportunities on the future value of your shares of Company common stock, including the risk that the market price of our common stock may decline to the extent that the current market price of our stock reflects a market assumption that the merger will be completed. From time to time, our board of directors will evaluate and review the business operations, properties and capitalization of the Company and, among other things, make such changes as are deemed appropriate and continue to seek to maximize stockholder value. If our stockholders do not adopt the merger agreement or the merger is not completed for any other reason, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, prospects or results of operations of the Company will not be adversely impacted. Pursuant to the merger agreement, under certain circumstances the Company is permitted to terminate the merger agreement and recommend an alternative transaction. Also under other circumstances, if the merger is not completed, the Company may be obligated to pay to Parent a termination fee and reimburse certain of Parent’s expenses. See “The Merger Agreement—Termination Fees and Reimbursement of Expenses” for additional information.

Plans for the Company

After the effective time of the merger, Parent anticipates that the Company will continue its current operations, except that it will (i) cease to be an independent publicly traded company and will instead be a wholly owned subsidiary of Parent and (ii) have substantially more debt than it currently has. There are no current plans to repay the debt taken out to finance the merger. After the effective time of the merger, the directors of Merger Sub immediately prior to the effective time of the merger will become the directors of the Company, and the officers of the Company immediately prior to the effective time of the merger will remain the officers of the Company, in each case until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

Parent has informed us that it has no current plans or proposals or negotiations which relate to or would result in an extraordinary corporate transaction involving our corporate structure, business or management, such as a merger, reorganization, liquidation, relocation of any operations, or sale or transfer of a material amount of assets except as described in this proxy statement. Parent may initiate from time to time reviews of the Company and our assets, corporate structure, capitalization, operations, properties, management and personnel to determine what changes, if any, would be desirable following the merger, and expressly reserves the right to make any changes that it deems necessary or appropriate in light of its review or in light of future developments.

Prospective Financial Information

The Company’s management does not, as a matter of course, make public projections as to future performance or earnings. However, our management provided financial projections to the buyer consortium, the special committee and their respective financial advisors in connection with their consideration of the proposed merger. The projections were prepared by the Company’s management in March 2012 and last updated in March 2013. As confirmed with the Company’s management, there have been no material changes to the financial position, results of operations, business and prospects of the Company and the industry in which the Company operates between the date the projections were last updated and May 12, 2013. Our board of directors and the special committee held the view that the 2013 projections and the resulting financial analysis provided a reliable estimate of the Company’s value as of May 12, 2013.

2012 Projections

In March 2012, the Company’s management prepared and provided the special committee and Goldman Sachs with a projected financial model of the Company. These projections, including the assumptions on which they are based, are referred to herein as the “2012 Projections” and are summarized below. In May 2012, key data all of which was contained in the 2012 Projections were provided to the First Round Bidders including CITIC and its financial advisor, Morgan Stanley.

2012 Projections

	2013E	2014E	2015E	2016E
	(US$ in millions)
Non-GAAP Net Revenue	601.7	669.4	741.7	815.9
% growth	12.2%	11.3%	10.8%	10.0%
Non-GAAP Gross Profit	274.2	310.3	343.0	377.7
% net revenue	45.6%	46.4%	46.2%	46.3%
Non-GAAP EBIT	97.5	119.7	139.2	156.0
% net revenue	16.2%	17.9%	18.8%	19.1%
Non-GAAP Net Income	94.3	113.5	131.4	145.5
% net revenue	15.7%	17.0%	17.7%	17.8%
Non-GAAP EBITDA	102.8	127.4	147.9	166.0
% net revenue	17.1%	19.0%	19.9%	20.3%

These metrics are non-GAAP measures that are used by management as supplemental financial measures to evaluate the Company’s performance. See “Additional Information Regarding Prospective Financial Information” for additional information, including a reconciliation of those non-GAAP measures to the most directly comparable GAAP financial measure.

Assumptions underlying the 2012 Projections

The assumptions underlying the 2012 Projections are as follows:

•	Domestic revenue growing at approximately the same growth rate as the China IT telecom industry;

•	The Company’s international strategy is to proactively expand overseas by penetrating into markets in Europe, the Middle East and Africa and acquire new customers with high business potentials; and

•	Gross margins reflect positive impacts from R&D standardization and higher gross margins from the Company’s international business as it matures, but offset by wage inflation.

2013 Projections

In February and March 2013, the Company’s management prepared updated financial projections of the Company in the normal course of business and provided these to the special committee and Goldman Sachs. These projections, referred to herein as the “2013 Projections,” are summarized below. The primary difference between the 2013 Projections and the 2012 Projections were mainly caused by volatility in the Company’s international business. The 2013 Projections comprise a base case scenario (the “Base Case”), which reflects the Company’s current business strategy, one alternative scenario, which assumes that the Company will adopt a cautious business strategy with respect to our international business, and another scenario which assumes that the Company will gradually terminate our international business. Our management developed the two alternative scenarios for the purpose of sensitivity analysis only. In March 2013, the 2013 Projections were provided to CITIC and its financial advisor, Morgan Stanley.

2013 Projections (Base Case Scenario)

	2013E	2014E	2015E	2016E
	(US$ in millions)
Non-GAAP Net Revenue	595.2	662.5	741.7	815.9
% growth	12.3%	11.3%	12.0%	10.0%
Non-GAAP Gross Profit	262.8	310.1	348.4	383.9
% net revenue	44.2%	46.8%	47.0%	47.1%
Non-GAAP EBIT	83.2	114.4	141.1	159.9
% net revenue	14.0%	17.3%	19.0%	19.6%
Non-GAAP Net Income	88.3	108.8	133.5	149.0
% net revenue	14.8%	16.4%	18.0%	18.3%
Non-GAAP EBITDA	88.5	122.1	149.9	169.8
% net revenue	14.9%	18.4%	20.2%	20.8%

These metrics are non-GAAP measures that are used by management as supplemental financial measures to evaluate the Company’s performance. See “Additional Information Regarding Prospective Financial Information” for additional information, including a reconciliation of those non-GAAP measures to the most directly comparable GAAP financial measure.

Assumptions underlying the 2013 Projections (Base Case)

The assumptions underlying the Base Case in the 2013 Projections are as follows:

•	Domestic revenue growing at approximately the same growth rate as the China IT telecom industry;

•	The Company’s international strategy is to proactively expand overseas by penetrating into markets in Europe, the Middle East and Africa and acquire new customers with high business potentials; and

•

Gradual improvement of gross margins reflecting positive impacts from R&D standardization, less negative impact on wage inflation and higher gross margins from the Company’s international business as it matures.

2013 Projections (Alternative Scenario 1)

	2013E	2014E	2015E	2016E
	(US$ in millions)
Non-GAAP Net Revenue	595.2	660.5	718.8	783.5
% growth	12.3%	11.0%	8.8%	9.0%
Non-GAAP Gross Profit	262.8	311.1	341.9	374.5
% net revenue	44.2%	47.1%	47.6%	47.8%
Non-GAAP EBIT	83.2	121.3	143.4	160.8
% net revenue	14.0%	18.4%	20.0%	20.5%
Non-GAAP Net Income	88.3	115.7	135.8	149.9
% net revenue	14.8%	17.5%	18.9%	19.1%
Non-GAAP EBITDA	88.5	129.0	152.1	170.8
% net revenue	14.9%	19.5%	21.2%	21.8%

These metrics are non-GAAP measures that are used by management as supplemental financial measures to evaluate the Company’s performance. See “Additional Information Regarding Prospective Financial Information” for additional information, including a reconciliation of those non-GAAP measures to the most directly comparable GAAP financial measure.

Assumptions underlying the 2013 Projections (Alternative Scenario 1)

In addition to the assumptions underlying the Base Case in the 2013 Projections, Alternative Scenario 1 assumes that the Company will focus more on upselling overseas and will cautiously expand into overseas markets with high margin customers.

2013 Projections (Alternative Scenario 2)

	2013E	2014E	2015E	2016E
	(US$ in millions)
Non-GAAP Net Revenue	595.2	657.5	705.8	758.9
% growth	12.3%	10.5%	7.3%	7.5%
Non-GAAP Gross Profit	262.8	315.1	338.9	366.1
% net revenue	44.2%	47.9%	48.0%	48.2%
Non-GAAP EBIT	86.9	131.5	147.8	160.5
% net revenue	14.6%	20.0%	20.9%	21.2%
Non-GAAP Net Income	92.0	127.0	140.7	149.7
% net revenue	15.5%	19.3%	19.9%	19.7%
Non-GAAP EBITDA	92.2	139.2	156.5	170.5
% net revenue	15.5%	21.2%	22.2%	22.5%

These metrics are non-GAAP measures that are used by management as supplemental financial measures to evaluate the Company’s performance. See “Additional Information Regarding Prospective Financial Information” for additional information, including a reconciliation of those non-GAAP measures to the most directly comparable GAAP financial measure.

Assumptions underlying the 2013 Projections (Alternative Scenario 2)

In addition to the assumptions underlying the Base Case in the 2013 Projections, Alternative Scenario 2 assumes that the Company will fulfill its obligations under the current overseas business contracts and gradually terminate its overseas operation.

Additional Information Regarding Prospective Financial Information

The above prospective financial information is included solely to give stockholders access to the information that was made available to the buyer consortium, the special committee and their respective financial advisors and is not included in this proxy statement in order to influence any stockholder to make any investment decision with respect to the merger.

The above prospective financial information was based on the Company’s management’s projection of the Company’s future financial performance as of the date provided, was prepared for internal use and to assist Goldman Sachs with its financial analysis, and was not prepared with a view toward public disclosure or compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants for preparation and presentation of financial projections, or GAAP. Neither the Company’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the prospective financial information included above, or expressed any opinion or any other form of assurance on such information or its achievability.

The prospective financial information reflects estimates and assumptions made by the Company with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to the Company’s business, all of which are difficult to predict and many of which are beyond the Company’s control.

The prospective financial information reflects subjective judgment in many respects and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, the prospective financial information constitutes forward-looking information and is subject to risks and uncertainties that could cause actual results to differ materially from the results forecasted in such prospective financial information, including, but not limited to, the Company’s performance, industry performance, general business and economic conditions, customer requirements, competition, adverse changes in applicable laws, regulations or rules, the factors described under the caption “Cautionary Statement Regarding Forward-Looking Statements,” and the various risks set forth in the Company’s reports filed with the SEC. There can be no assurance that the prospective results will be realized or that actual results will not be significantly higher or lower than projected. The prospective financial information covers multiple years and such information by its nature becomes less reliable with each successive year. In addition, the prospective financial information will be affected by the Company’s ability to achieve strategic goals, objectives and targets over the applicable periods. The assumptions upon which the prospective financial information was based necessarily involve judgments with respect to, among other things, future economic, competitive and regulatory conditions and financial market conditions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. The prospective financial information also reflects assumptions as to certain business decisions that are subject to change. Such prospective financial information cannot, therefore, be considered a guaranty of future operating results, and this information should not be relied on as such. The inclusion of this information should not be regarded as an indication that the Company, the buyer consortium, the special committee, any of their respective financial advisors or anyone who received this information then considered, or now considers, it a reliable prediction of future events, and this information should not be relied upon as such. None of the Company, the buyer consortium, the special committee or any of their financial advisors or any of their affiliates intends to, and each of them disclaims any obligation to, update, revise or correct such prospective financial information if they are or become inaccurate (even in the short term).

The prospective financial information does not take into account any circumstances or events occurring after the date it was prepared, including the transactions contemplated by the merger agreement. Further, the prospective financial information does not take into account the effect of any failure of the merger to occur and should not be viewed as accurate or continuing in that context.

The inclusion of the prospective financial information herein should not be deemed an admission or representation by the Company, the buyer consortium or the special committee that they are viewed by the Company or the buyer consortium or the special committee as material information of the Company, and in fact the Company, the buyer consortium, and the special committee view the prospective financial information as non-material because of the inherent risks and uncertainties associated with such long range projections. The prospective financial information should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company contained in the Company’s public filings with the SEC. None of the Company, the buyer consortium or the special committee has made or makes any representation to any stockholder or other person regarding the ultimate performance of the Company compare to the prospective financial information or that the results reflected in the prospective financial information will be achieved. In light of the foregoing factors and the uncertainties inherent in the Company’s prospective financial information, stockholders are cautioned not to place undue, if any, reliance on the prospective financial information included in this proxy statement.

Certain of the prospective financial information prepared by the Company may be considered non-GAAP financial measures. With respect to the prospective financial information of the Company set forth above, these non-GAAP financial measures include non-GAAP net revenue, non-GAAP gross profit, non-GAAP EBIT, non-GAAP EBITDA and non-GAAP net income, which for these purposes are presented net of, among other things, third party hardware costs, stock-based compensation and amortization of acquired intangible assets. The Company provided this information to Goldman Sachs and the buyer consortium because the Company believed it could be useful in evaluating, on a prospective basis, the Company’s potential operating performance and cash flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies.

Set forth below is a reconciliation of the non-GAAP financial measures contained in the 2012 and 2013 Projections to the most directly comparable financial measure prepared in accordance with GAAP.

2012 Projections

	2013E	2014E	2015E	2016E
	(US$ in millions)
GAAP Revenues	623.5	693.2	767.7	844.1
Subtract:
Third-Party Hardware Costs	21.8	23.8	26.0	28.2
Non-GAAP Net Revenue	601.7	669.4	741.7	815.9

	2013E	2014E	2015E	2016E
	(US$ in millions)
GAAP Gross Profit	256.3	298.2	331.3	372.7
Add:
Amortization	13.5	7.3	7.3	3.6
Add:
Stock-Based Compensation	4.4	4.8	4.5	1.3
Non-GAAP Gross Profit	274.2	310.3	343.0	377.7

	2013E	2014E	2015E	2016E
	(US$ in millions)
GAAP Operating Income	52.1	82.4	105.2	137.2
Add:
Amortization	32.6	23.4	21.1	14.9
Add:
Stock-Based Compensation	12.8	13.9	12.9	3.8
Non-GAAP EBIT	97.5	119.7	139.2	156.0

	2013E	2014E	2015E	2016E
	(US$ in millions)
GAAP Net Income	48.9	76.2	97.3	126.7
Add:
Amortization	32.6	23.4	21.1	14.9
Add:
Stock-Based Compensation	12.8	13.9	12.9	3.8
Non-GAAP Net Income	94.3	113.5	131.4	145.5

	2013E	2014E	2015E	2016E
	(US$ in millions)
GAAP Operating Income	52.1	82.4	105.2	137.2
Add:
Depreciation	5.3	7.7	8.7	10.0
Add:
Amortization	32.6	23.4	21.1	14.9
Add:
Stock-Based Compensation	12.8	13.9	12.9	3.8
Non-GAAP EBITDA	102.8	127.4	147.9	166.0

2013 Projections (Base Case Scenario)

	2013E	2014E	2015E	2016E
		(US$ in millions)
GAAP Revenues	599.0	687.2	768.3	844.4
Subtract:
Third-Party Hardware Costs	3.8	24.7	26.6	28.5
Non-GAAP Net Revenue	595.2	662.5	741.7	815.9

	2013E	2014E	2015E	2016E
		(US$ in millions)
GAAP Gross Profit	244.9	298.0	336.7	378.9
Add:
Amortization	13.5	7.3	7.3	3.6
Add:
Stock-Based Compensation	4.4	4.8	4.4	1.3
Non-GAAP Gross Profit	262.8	310.1	348.4	383.9

	2013E	2014E	2015E	2016E
		(US$ in millions)
GAAP Operating Income	37.7	77.1	107.1	141.1
Add:
Amortization	32.6	23.4	21.1	14.9
Add:
Stock-Based Compensation	12.8	13.9	12.9	3.8
Non-GAAP EBIT	83.2	114.4	141.1	159.9

	2013E	2014E	2015E	2016E
		(US$ in millions)
GAAP Net Income	42.8	71.5	99.5	130.2
Add:
Amortization	32.6	23.4	21.1	14.9
Add:
Stock-Based Compensation	12.8	13.9	12.9	3.8
Non-GAAP Net Income	88.3	108.8	133.5	149.0

	2013E	2014E	2015E	2016E
		(US$ in millions)
GAAP Operating Income	37.7	77.1	107.1	141.1
Add:
Depreciation	5.3	7.7	8.7	10.0
Add:
Amortization	32.6	23.4	21.1	14.9
Add:
Stock-Based Compensation	12.8	13.9	12.9	3.8
Non-GAAP EBITDA	88.5	122.1	149.9	169.8

2013 Projections (Alternative Scenario 1)

	2013E	2014E	2015E	2016E
	(US$ in millions)
GAAP Revenues	599.0	685.2	745.4	812.0
Subtract:
Third-Party Hardware Costs	3.8	24.7	26.6	28.5
Non-GAAP Net Revenue	595.2	660.5	718.8	783.5

	2013E	2014E	2015E	2016E
	(US$ in millions)
GAAP Gross Profit	244.9	299.1	330.2	369.5
Add:
Amortization	13.5	7.3	7.3	3.6
Add:
Stock-Based Compensation	4.4	4.8	4.4	1.3
Non-GAAP Gross Profit	262.8	311.1	341.9	374.5

	2013E	2014E	2015E	2016E
	(US$ in millions)
GAAP Operating Income	37.7	84.0	109.4	142.0
Add:
Amortization	32.6	23.4	21.1	14.9
Add:
Stock-Based Compensation	12.8	13.9	12.9	3.8
Non-GAAP EBIT	83.2	121.3	143.4	160.8

	2013E	2014E	2015E	2016E
	(US$ in millions)
GAAP Net Income	42.8	78.4	101.8	131.1
Add:
Amortization	32.6	23.4	21.1	14.9
Add:
Stock-Based Compensation	12.8	13.9	12.9	3.8
Non-GAAP Net Income	88.3	115.7	135.8	149.9

	2013E	2014E	2015E	2016E
	(US$ in millions)
GAAP Operating Income	37.7	84.0	109.4	142.0
Add:
Depreciation	5.3	7.7	8.7	10.0
Add:
Amortization	32.6	23.4	21.1	14.9
Add:
Stock-Based Compensation	12.8	13.9	12.9	3.8
Non-GAAP EBITDA	88.5	129.0	152.1	170.8

2013 Projections (Alternative Scenario 2)

	2013E	2014E	2015E	2016E
		(US$ in millions)
GAAP Revenues	599.0	682.2	732.4	787.4
Subtract:
Third-Party Hardware Costs	3.8	24.7	26.6	28.5
Non-GAAP Net Revenue	595.2	657.5	705.8	758.9

	2013E	2014E	2015E	2016E
		(US$ in millions)
GAAP Gross Profit	244.9	303.1	327.2	361.1
Add:
Amortization	13.5	7.3	7.3	3.6
Add:
Stock-Based Compensation	4.4	4.8	4.4	1.3
Non-GAAP Gross Profit	262.8	315.1	338.9	366.1

	2013E	2014E	2015E	2016E
		(US$ in millions)
GAAP Operating Income	41.4	94.2	113.8	141.7
Add:
Amortization	32.6	23.4	21.1	14.9
Add:
Stock-Based Compensation	12.8	13.9	12.9	3.8
Non-GAAP EBIT	86.9	131.5	147.8	160.5

	2013E	2014E	2015E	2016E
		(US$ in millions)
GAAP Net Income	46.5	89.7	106.7	130.9
Add:
Amortization	32.6	23.4	21.1	14.9
Add:
Stock-Based Compensation	12.8	13.9	12.9	3.8
Non-GAAP Net Income	92.0	127.0	140.7	149.7

	2013E	2014E	2015E	2016E
		(US$ in millions)
GAAP Operating Income	41.4	94.2	113.8	141.7
Add:
Depreciation	5.3	7.7	8.7	10.0
Add:
Amortization	32.6	23.4	21.1	14.9
Add:
Stock-Based Compensation	12.8	13.9	12.9	3.8
Non-GAAP EBITDA	92.2	139.2	156.5	170.5

Financing of the Merger

The buyer consortium estimates that the total amount of funds required to consummate the merger and related transactions will be approximately US$887 million. The buyer consortium expects to fund this amount through a combination of (i) the contribution of approximately 11,126,567 shares of Company common stock from the Rollover Stockholders and Power Joy to Parent (valued at approximately US$134 million based on the merger consideration), (ii) equity financing from each sponsor to purchase or cause the purchase of shares of

Holdco up to an aggregate amount of approximately US$415 million in cash, (iii) debt financing of up to US$330 million from a syndicate of Nomura International (Hong Kong) Limited, Bank of Taiwan, Cathay United Bank, Co., LTD., ICBC International Capital Limited and Maybank Investment Bank Berhad and (iv) the contribution of certain shares of Company common stock underlying restricted stock units pursuant to the merger agreement. As of the date of this proxy statement, neither Parent nor Merger Sub has entered into any alternative financing arrangements or alternative financing plans.

Debt Financing

On May 12, 2013, Holdco, Power Joy, Parent and Merger Sub (as the borrower) entered into a debt commitment letter with Nomura International (Hong Kong) Limited, Bank of Taiwan, Cathay United Bank, Co., LTD., ICBC International Capital Limited and Maybank Investment Bank Berhad, pursuant and subject to which the lenders have agreed to provide a senior secured debt facility (the “facility”) in the aggregate principal amount of up to US$330 million, to fund the merger and pay certain fees and expenses contemplated by the debt commitment letter and the merger agreement.

Conditions to Financing. The funding of the facility is subject to the satisfaction or waiver of the following conditions:

•	the execution and delivery of a credit agreement with respect to the facility, containing terms consistent with the term sheet;

•

since December 31, 2012 (except as disclosed in the disclosure schedule), there has not been any change in the financial condition, business or results of their operations or any circumstance, occurrence or development which constitutes a company material adverse effect (as defined in the merger agreement) that would result in the failure of a condition precedent to the obligations to consummate the acquisition under the merger agreement;

•

the accuracy of the representations set forth in the merger agreement and the representations set forth in the finance documents in all material respects (without giving effect to any limitation as to “materiality” set forth therein); and

•	the other conditions set forth in the term sheet to the commitment letter.

Interest Rate. The interest rate of the facility will be the aggregate of the applicable margin and LIBOR. The applicable margin for tranche A and tranche B of the facility is:

•	For tranche A (60 month term loan facility of US$250.0 million), the applicable margin is 4.75% p.a., subject to adjustment in accordance with the following pricing grid:

Leverage	Margin (p.a.)
>= 4x	4.75%
< 4x but >= 3x	4.25%
< 3x but >= 1.5x	3.75%
< 1.5x	3.25%

•	For tranche B (6 month bridge loan facility of US$80.0 million), the applicable margin is 4.75% p.a.

Prepayments and Amortization. The facility may be prepaid after the first three months following the utilization date.

Security. The obligations of Parent under the facility agreement will be secured by:

Closing date security	• Share pledges over all the present and future share capital of Parent and the Merger Sub; and

• Security over certain assets of the Merger Sub, Parent and Holdco

Post-closing security	• Share pledges over certain non-PRC subsidiaries of the Company

Other Terms. The facility agreement will contain customary representations and warranties and customary affirmative and negative covenants, including, among others, restrictions on indebtedness, disposal of assets, declaration of dividends and mergers and consolidations. The facility agreement will also include customary events of default.

Equity Financing

Prior to the execution of the merger agreement, the sponsors entered into equity commitment letters pursuant to which they committed to purchase, or cause the purchase of, for cash, subject to the terms and conditions therein, equity securities of Holdco for an aggregate amount equal to approximately US$415 million. Pursuant to the equity commitment letter entered into by Power Joy, Power Joy has agreed to contribute its 3,282,800 shares of Company common stock, representing an aggregate value of US$39.4 million, to Parent prior to the consummation of the merger in exchange for certain equity securities of Holdco. The obligation of Power Joy to contribute its shares is subject to the same conditions as its obligation to fund its equity commitment.

Each sponsor’s equity commitment is conditioned upon (i) the satisfaction, or waiver by Parent, of each of the conditions to Parent’s and Merger Sub’s obligations to effect the merger set forth in the merger agreement (other than those conditions that by their nature are only capable of being satisfied at the closing, but subject to the satisfaction or waiver of such conditions), (ii) the debt financing and/or any alternative debt financing (if applicable) having been funded or going to be funded at the closing if the equity financing is funded at the closing, (iii) the substantially contemporaneous funding of all the equity commitments by the sponsors, (iv) the substantially contemporaneous contribution of the Rollover Shares and Additional Rollover Shares (if any) by the Rollover Stockholders and Additional Rollover Stockholders (if any), respectively and (v) the substantially contemporaneous consummation of the closing of the merger.

The obligation of each sponsor to fund its equity commitment will terminate automatically upon the earliest to occur of (i) valid termination of the merger agreement in accordance with its terms, (ii) the effective time following the consummation of the merger in accordance with the terms of the merger agreement, subject to the performance of the obligation to purchase the equity securities of Holdco by such sponsor only and (iii) the date twelve (12) months after the date of signing such sponsor’s equity commitment letters.

The Company is not entitled to seek specific performance by the sponsors of any of their equity commitments.

Rollover Financing

Concurrently with the execution of the merger agreement, the Rollover Stockholders entered into rollover agreements, which were amended on June 17, 2013, pursuant to which they agreed to contribute, subject to the terms and conditions immediately prior to the consummation of the merger, an aggregate amount of 7,843,767 shares of Company common stock to Parent, representing an aggregate value of US$94.1 million, in exchange for certain newly issued shares of Holdco.

The Rollover Stockholders’ commitment to contribute their shares of Company common stock are conditioned on (i) the satisfaction (or waiver by Parent or the Company, as applicable) of all of the conditions to the consummation of the merger contained in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction of such conditions at the closing), (ii) the requirement that no applicable law prohibit the consummation of the transactions contemplated by the rollover agreements, (iii) the representations and warranties of Parent and Holdco contained in the rollover agreements being true in all material respects at and as of the closing as if made at and as of such date and (iv) Parent and Holdco having performed in all material respects all of the obligations required to be performed by it under the rollover agreements prior to the closing.

In addition, pursuant to the merger agreement, Parent may enter into additional rollover agreements with Additional Rollover Stockholders prior to the closing for the contribution of up to 800,000 shares of Company common stock to Parent in exchange for shares of Holdco.

Limited Guarantees

On May 12, 2013, the guarantors entered into limited guarantees or, in the case of Ellington, a payment agreement, pursuant to which each agreed to guarantee or pay (as the case may be) a percentage of the obligations of Parent and Merger Sub to pay certain fees and reimburse certain expenses, including the termination fee that may become payable to the Company by Parent under certain circumstances set forth in the merger agreement; in no event will the aggregate liability of any guarantor exceed such guarantor’s percentage of such fees and expenses.

Each of the limited guarantees and the payment agreement will terminate as of the earliest of (i) the closing of the merger, (ii) the termination of the merger agreement by mutual consent of Parent and the Company or under circumstances where Parent and Merger Sub have no unpaid obligations that are guaranteed thereunder, (iii) the first anniversary of the date of the limited guarantee, and (iv) 30 days after the termination of the merger agreement in accordance with its terms under circumstances where Parent or Merger Sub have any unpaid obligations that are guaranteed thereunder if the Company has not presented a claim for payment by such 30th day.

Voting Agreement

Concurrently with the execution of the merger agreement, Holdco, Parent and the Voting Stockholders entered into a voting agreement pursuant to which the Voting Stockholders agreed, until the earlier of the effective time or the termination of the merger agreement pursuant to its terms, to, among other things, (i) vote (or cause to be voted) all of their shares of Company common stock to approve and adopt the merger agreement and any transactions or agreements related thereto at the special meeting, (ii) vote against any acquisition proposal or other extraordinary transaction or other corporate action made in opposition to or in competition with the merger, (iii) irrevocably grant a proxy appointing Parent or its designee, as the Voting Stockholder’s proxy and attorney-in-fact, to vote or cause to be voted all of the shares owned by them, constituting approximately 15.3% of the outstanding shares of Company common stock as of the record date for the special meeting, and (iv), not take any actions to solicit or encourage, or take certain other actions relating to, an acquisition proposal, except under certain circumstances. The voting agreement terminates upon the earlier of (i) the closing of the merger and (ii) termination of the merger agreement in accordance with its terms. Additionally, the Voting Stockholders have entered into the voting agreement solely in their capacities as stockholders of the Company, and nothing in the voting agreement will restrict or limit any fiduciary duties owed to the Company.

On June 17, 2013, Holdco, Parent and the Voting Stockholders amended the voting agreement to correct the beneficial ownership of Jian (James) Ding and to provide consent to Guoxiang Liu to sell certain of his shares on the open market. Holdco and Parent subsequently provided consent to Guoxiang Liu to sell all of his shares on the open market.

Consortium Agreement

Concurrently with the execution and delivery of the merger agreement, Holdco, the sponsors and certain affiliates of the sponsors entered into a consortium agreement that governs the relationship among the buyer consortium with respect to the merger agreement and matters relating thereto until the consummation of the merger. The consortium agreement provides for, among other things and, subject to certain limitations or exceptions therein, (i) the mechanism for making decisions relating to the merger agreement and the ancillary agreements pending consummation of the merger, (ii) the entry into, concurrent with the consummation of the merger, a shareholders agreement by certain of the sponsors and/or the Rollover Stockholders and any additional Rollover Stockholders, (iii) the right of Parent to enforce (including by specific performance) the provisions of each equity commitment letter, and (iv) the payment or reimbursement of certain expenses incurred in connection with the merger agreement and the transactions contemplated thereby if the merger is consummated.

Limitation on Remedies

The Company’s right to terminate the merger agreement and receive payment of (i) a termination fee of US$18 million or US$36 million from Parent, (ii) any reimbursement of costs and expenses pursuant to the merger agreement, and (iii) any amount in respect of which it is indemnified by Parent pursuant to the merger agreement under certain circumstances is the sole and exclusive remedy of the Company against Parent, Merger Sub, their respective affiliates or any financing source for any loss or damage suffered as a result of any such breach or failure to perform under the merger agreement or other failure of the merger to be consummated.

Subject to any equitable remedies Parent may be entitled to, Parent’s right to receive payment of (i) a termination fee of US$18 million and (ii) any reimbursement of costs and expenses pursuant to the merger agreement, is the sole and exclusive remedy of Parent and Merger Sub against the Company for any loss or damage suffered as a result of any such breach or failure to perform under the merger agreement or other failure of the merger to be consummated.

Parent and Merger Sub are entitled to specific performance of the terms under the merger agreement, including an injunction or injunctions to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement. The Company is not entitled to an injunction or injunctions to prevent breaches of the merger agreement by Parent or Merger Sub or any remedy to enforce specifically the terms and provisions of the merger agreement.

Interests of the Company’s Directors and Officers in the Merger

Interests of Continuing Stockholders

As a result of the merger, (i) Mr. Suning (Edward) Tian (one of our directors), Ms. Jean Qin Kong (Mr. Suning (Edward) Tian’s spouse), and PacificInfo Limited (one of our stockholders which is wholly owned by Mr. Suning (Edward) Tian), (ii) Mr. Jian (James) Ding (our co-chairman), and New Media China Investment I, Ltd. (one of our stockholders which is wholly owned by Mr. Jian (James) Ding), and (iii) Mr. Steve Zhang (one of our directors and our chief executive officer) will indirectly hold 14.5%, 2.2% and 0.2%, respectively, of the fully diluted equity interest of Parent, which will indirectly own 100% of the Company immediately following the completion of the merger. Power Joy will indirectly hold 23.6% of the fully diluted equity interest of Parent immediately following the completion of the merger.

Because of the indirect equity ownership of these continuing stockholders in Parent, each of them will enjoy the benefits from any future earnings and growth of the Company after the merger which, if the Company is successfully managed, could exceed the value of their original investments in the Company, including the amount paid by Parent as merger consideration to the unaffiliated stockholders. These continuing stockholders will also bear the corresponding risks of any possible decreases in the future earnings, growth or value of the Company and they will have no certainty of any future opportunity to sell their shares in Parent at an attractive price, or that any dividends paid by Parent will be sufficient to recover their investment.

The merger may provide additional means to enhance stockholder value for the continuing stockholders, including improved profitability due to the elimination of the expenses associated with public company reporting and compliance, increased flexibility and responsiveness in management of the business to achieve growth and respond to competition without the restrictions of short-term earnings comparisons, and additional means for making liquidity available to them, such as through dividends or other distributions.

Special Committee Compensation

In consideration of the expected time and effort that would be required of the members of the special committee in evaluating the proposed merger, including negotiating the terms and conditions of the merger agreement, our board of directors determined that the chairman of the special committee would receive a retainer of US$5,000 per month and that each other member of the special committee would receive a retainer of US$4,000 per month for the duration of their service on the special committee. Such fees are payable whether or not the merger is completed and were approved by our board of directors at the time the special committee was designated. No other meeting fees or other compensation (other than reimbursement for out-of-pocket expenses in connection with attending special committee meetings) will be paid to the members of the special committee in connection with their service on the special committee.

Indemnification and Insurance

The surviving corporation and its subsidiaries will honor and fulfill the obligations of the Company and its subsidiaries under (i) any indemnification, advancement of expenses and exculpation provision set forth in any certificate of incorporation or bylaws or comparable organizational documents of the Company or any of its subsidiaries as in effect on the date of the merger agreement and (ii) all indemnification agreements between the Company or any of its subsidiaries and any of their respective current or former directors and officers and any person who becomes a director or officer of the Company or any of its subsidiaries prior to the effective time of the merger (the “indemnified parties”). The certificate of incorporation and bylaws (and other similar organizational documents) of the surviving corporation and its subsidiaries will contain provisions with respect to exculpation, advancement of expenses and indemnification that are at least as favorable to the indemnified parties as those contained in the certificate of incorporation and bylaws (or other similar organizational documents) of the Company and its subsidiaries as in effect on the date of the merger agreement, and during such six year period, such provisions will not be amended, repealed, or otherwise modified in any manner except as required by applicable law.

From the effective time of the merger until the sixth anniversary of the effective time of the merger, to the fullest extent the Company would have been permitted to do so under applicable law (for the avoidance of doubt, subject to the limitations on the Company’s ability to indemnify its directors and officers under Section 145 of the DGCL), Parent will indemnify and hold harmless each indemnified party from and against any and all costs or expenses (including reasonable attorneys’ fees and expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of, relating to or in connection with (i) the fact that an indemnified party is or was a director or officer of the Company or any of its subsidiaries, (ii) any acts or omissions occurring or alleged to occur prior to or at the effective time of the merger in such indemnified party’s capacity as a director, officer, employee or agent of the Company or any of its subsidiaries or other affiliates, or (iii) the merger, the merger agreement or any of the transactions contemplated by the merger agreement.

Prior to the effective time of the merger, the Company may purchase a six year “tail” prepaid policy on the directors’ and officers’ liability insurance. In the event that the Company elects to purchase such a “tail” policy prior to the effective time of the merger, the surviving corporation will maintain such “tail” policy in full force and effect and continue to honor their respective obligations thereunder for so long as such “tail” policy shall be maintained in full force and effect. In the event that the Company does not elect to purchase such a “tail” policy prior to the effective time of the merger, during the period commencing at the effective time of the merger and ending on the sixth anniversary of the effective time of the merger, the surviving corporation will maintain in effect the Company’s current directors’ and officers’ liability insurance in respect of acts or omissions occurring at or prior to the effective time of the merger, covering each person covered by the directors’ and officers’ liability insurance, on terms with respect to the coverage and amounts that are equivalent to those of the directors’ and officers’ liability insurance.

Position with the Surviving Corporation

Pursuant to the respective letter agreements and the employment contract amendment agreement, it is anticipated that certain executive officers with the Company, namely, Steve Zhang, Jun (Michael) Wu, Guoxiang Liu and Yadong Jin, will continue holding positions with the surviving corporation until the fifth anniversary of the closing date of the merger.

Common Stock, Company Options and Company Restricted Stock Units

At the effective time of the merger, (i) each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by a tier I employee, and (ii) 73.3% of each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by a tier II employee, will be converted into an option to purchase a number of shares of Holdco equal to the number of shares subject to such options to purchase shares of Company common stock (or such applicable portion thereof in the case of a tier II employee). The exercise price of the option to purchase a share of Holdco will be equal to the excess of (x) the fair market value of a share of Holdco immediately following the effective time of the merger as determined by Parent in good faith over (y) the excess of the merger consideration over the per share exercise price of such existing options to purchase shares of Company common stock. The other terms and conditions of such options to purchase shares of Company common stock will continue to apply to the options to purchase shares of Holdco.

At the effective time of the merger, (i) 26.7% of each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by a tier II employee, and (ii) each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by an employee of the Company who is neither a tier I employee nor a tier II employee, will be canceled in consideration of an award of restricted stock units (or in the case of a U.S. taxpayer, restricted stock) that provides for the issuance of a number of shares of Holdco. Such number of shares of Holdco will have an aggregate fair market value as of immediately after the effective time of the merger as determined by Parent in good faith equal to the excess of the merger consideration over the per share exercise price of such options to purchase shares of Company common stock, multiplied by the number of shares of Company common stock subject to such options. The awards of restricted stock units and restricted stock will have the same vesting and forfeiture provisions as applied to such options to purchase shares of Company common stock.

At the effective time of the merger, (x) each outstanding and vested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan, and (y) each outstanding option, whether vested or unvested, to purchase shares of Company common stock that was granted under a stock plan of the Company other than the Company’s 2011 Stock Incentive Plan, will be canceled in consideration of, as soon as practicable after the effective time of the merger, (i) the right to receive a cash payment in an amount equal to the excess of the merger consideration over the per share exercise price of such options, or (ii) at the election of the holder of such options, the right to receive a number of shares of Holdco with an aggregate fair market value as of immediately following the effective time of the merger as determined by Parent in good faith equal to the excess of the merger consideration over the per share exercise price of such options, multiplied by the number of shares of Company common stock subject to such options, which will not be subject to any forfeiture restriction (but may be subject to a transfer restriction).

At the effective time of the merger, each outstanding restricted stock unit relating to a share of Company common stock that was granted under a stock plan of the Company will be converted into a restricted stock unit that provides for the issuance of a share of Holdco, which restricted stock unit shall be subject to the same vesting and forfeiture provisions as applied to such restricted stock unit relating to a share of Company common stock.

The treatment of Company options and Company restricted stock units described in the four immediately preceding paragraphs does not apply to any Company options or Company restricted stock units held by any director of the Company who is not a buyer group party. At the effective time of the merger, each outstanding option to purchase shares of Company common stock held by a director of the Company who is not a buyer group party, whether vested or unvested, will be canceled in consideration of the right to receive a cash payment in an amount equal to the excess of the merger consideration over the per share exercise price of such option, multiplied by the number of shares of Company common stock subject to such option. At the effective time of the merger, each outstanding restricted stock unit relating to a share of Company common stock held by a director of the Company who is not a buyer group party will be converted into the right to receive the merger consideration.

The following table sets forth the cash amounts to be received by each director and executive officer of the Company is entitled to receive as a result of the merger calculated based on his securities ownership as of the date of this proxy statement.

Name	Position	Stock (#)		Options (Vested) (#)		Options (Unvested) (#)		Restricted Stock Units (#)		Cash Received from Common Stock (US$)	Cash Received from Vested Options (US$)		Cash Received from Unvested Options (US$)	Cash Received from Restricted Stock Units (US$)
Jian (James) Ding	Co-Chairman of the Board	1,005,884		0		0		12,652		0	0		0	0
Libin Sun	Executive Co-Chairman of the Board	12,555,625		0		0		0		150,667,500	0		0	0
Steve Zhang	Director, President and Chief Executive Officer	104,904		750,000	(1)	0	(1)	0		0	2,452,500	*	0	0
Sean Shao	Director	26,342		0		0		12,652		316,104	0		0	151,824
Yungang Lu	Director	35,455		20,000		0		12,652		425,460	161,000		0	151,824
Davin A. Mackenzie	Director	35,355		0		0		12,652		424,260	0		0	151,824
Thomas J. Manning	Director	17,355		0		0		12,652		208,260	0		0	151,824
Suning (Edward) Tian	Director	6,746,373		0		0		12,652		0	0		0	0
Xiwei Huang	Director	13,394		0		0		12,652		160,728	0		0	151,824
Jun (Michael) Wu	Executive Vice President and Chief Financial Officer	46,250	(2)	66,000	(2)	44,000	(2)	3,750	(2)	555,000	215,820	*	0	0
Yadong Jin	Executive Vice President, Chief Technology Officer and General Manager of Marketing	53,334		22,000		88,000		5,000		640,008	71,940	*	0	0
Guoxiang Liu	Executive Vice President	164,226		22,000		88,000		0		1,970,712	71,940	*	0	0
								Total:		155,368,032	2,973,200		0	759,120

*	assuming the relevant directors or executive officers elect to receive cash payments according to the merger agreement.

(1)	Pursuant to the employment agreement amendment and extension letter agreement dated May 12, 2013 among the Company, Holdco and Steve Zhang, as of the effective time of the merger, all outstanding, unvested Company options then held by Steve Zhang will immediately vest and will be treated as vested for purposes of the merger agreement.
(2)	Pursuant to the employment agreement amendment and extension letter agreement dated May 12, 2013 among the Company, Holdco and Jun (Michael) Wu, as of the effective time of the merger, 50% of all outstanding, unvested Company options and Company restricted stock units then held by Jun (Michael) Wu will immediately vest and will be treated as vested for purposes of the merger agreement.

Employment and Change-in-Control Agreements

Agreement with our President and Chief Executive Officer

In July 2010, we entered into an executive employment agreement, an employment contract and a confidentiality and non-competition agreement, which we collectively refer to as the “employment agreements,” with our current President and Chief Executive Officer, Steve Zhang. Pursuant to the employment agreements, upon a change of control of the Company, regardless of whether Mr. Zhang is terminated, he will be entitled to immediate vesting of 100% of any outstanding unvested equity incentive awards. If Mr. Zhang’s employment terminates for any reason, he will be entitled to certain severance payments as described below under the heading “Merger-Related Compensation for the Company’s Named Executive Officers.”

In connection with the merger, we, Holdco and Mr. Zhang have entered into a letter agreement (the operative effect of which is conditioned on the consummation of the merger and Mr. Zhang remaining employed by us through the closing date of the merger), pursuant to which (i) the term of Mr. Zhang’s employment with us shall be extended until the fifth anniversary of the consummation of the merger, (ii) the term of Mr. Zhang’s post-employment non-competition period shall be extended until 12 months following the termination of his employment, (iii) the amount of Mr. Zhang’s non-competition payments shall be increased to 12 months’ base salary and (iv) all of Mr. Zhang’s outstanding equity awards shall immediately vest and be treated as vested for purposes of the merger agreement.

Agreements with our Other Executive Officers

Jun (Michael) Wu. In August 2010, we entered into an offer letter (supplemented in December 2012 as to the allocation of certain allowances), a three-year employment contract, a confidentiality and non-competition agreement, a master executive employment agreement and a change-of-control severance agreement with our Executive Vice President and CFO, Jun (Michael) Wu. Pursuant to the change-of-control severance agreement with Mr. Wu, if Mr. Wu’s employment is terminated without cause or he resigns for good reason within the one-year period immediately following a change of control, he is entitled to severance payments as described below under the heading “Merger-Related Compensation for the Company’s Named Executive Officers.”

In connection with the merger, we, Holdco and Mr. Wu have entered into a letter agreement (the operative effect of which is conditioned on the consummation of the merger and Mr. Wu remaining employed by us through the closing date of the merger), pursuant to which (i) the term of Mr. Wu’s employment with us shall be extended until the fifth anniversary of the merger’s consummation, (ii) the term of Mr. Wu’s post-employment non-competition period shall be extended until 12 months following the termination of his employment, (iii) 50% of Mr. Wu’s outstanding, unvested equity awards as of the effective time of the merger shall immediately vest and be treated as vested for purposes of the merger agreement and (iv) all of Mr. Wu’s outstanding, unvested equity awards as of the effective time of the merger shall be cancelled in consideration of a cash payment or converted into equivalent equity awards in Holdco, in each case as set forth in the merger agreement.

Yadong Jin. In November 2011, we entered into a three-year employment contract and a confidentiality and non-competition agreement with our Executive Vice President, Chief Technology Officer and General Manager of Marketing, Yadong Jin.

In connection with the merger, we, Holdco and Mr. Jin have entered into an employment contract amendment agreement (the operative effect of which is conditioned on the consummation of the merger and Mr. Jin remaining employed by us through the closing date of the merger), pursuant to which the term of Mr. Jin’s employment with us shall be extended until the fifth anniversary of the consummation of the merger.

Guoxiang Liu. In June 2010, we entered into a master executive employment agreement, a confidentiality and non-competition agreement, a PRC employment contract and a change-of-control severance agreement with our Executive Vice President, Guoxiang Liu. Pursuant to the change-of-control severance agreement with Mr. Liu, if Mr. Liu’s employment is terminated without cause or he resigns for good reason within the one-year period immediately following a change of control, he is entitled to severance payments as described below under the heading “Merger-Related Compensation for the Company’s Named Executive Officers.”

In connection with the merger, we, Holdco and Mr. Liu have entered into a letter agreement (the operative effect of which is conditioned on the consummation of the merger and Mr. Liu remaining employed by us through the closing date of the merger), pursuant to which (i) the term of Mr. Liu’s employment with us shall be extended until the fifth anniversary of the consummation of the merger, and (ii) the term of Mr. Liu’s post-employment non-competition period shall be extended until 12 months following the termination of his employment.

Libin Sun. In June 2010, we entered into a master executive employment agreement, a confidentiality and non-competition agreement, a PRC employment contract and a change-of-control severance agreement with our Executive Co-Chairman, Libin Sun. Pursuant to the change-of-control severance agreement with Mr. Sun, if Mr. Sun’s employment is terminated without cause or he resigns for good reason within the one-year period immediately following a change of control, he is entitled to severance payments as described below under the heading “Merger-Related Compensation for the Company’s Named Executive Officers.”

Merger-Related Compensation for the Company’s Named Executive Officers

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each named executive officer that is payable upon, or may become payable in connection with, the consummation of the merger. This compensation is commonly referred to as “golden parachute” compensation. The “golden parachute” compensation payable to our named executive officers is subject to a non-binding advisory vote, as further described in “PROPOSAL TWO—MERGER-RELATED COMPENSATION” beginning on page 133.

Name	Cash (US$)(1)	Equity (US$)(2)	Perquisites/ Benefits (US$)(3)	Total (US$)(4)
Steve Zhang	2,794,304.87	2,023,312.50	139,278.27	4,956,895.64
Jun (Michael) Wu	502,359.39	188,880.00	7,042.01	691,239.39
Yadong Jin	330,745.76	0	0	330,745.76
Guoxiang Liu	444,215.18	0	4,106.33	448,321.51
Libin Sun	348,534.20	0	4,106.33	352,640.53

(1)

In the case of Mr. Zhang, represents RMB2,150,004.00 in the prorated amount of annual bonus for the prior year, RMB12,857,023.92 in severance payments (2.99 times his base salary for 2013 and his 2012 annual bonus), in each case payable only upon our termination of Mr. Zhang’s employment or his resignation within one year of the merger, and RMB2,150,004.00 (12 months’ base salary) payable for his agreement not to compete with the Company for a period of 12 months following the termination of his employment with the Company. In the case of Mr. Wu, Mr. Jin, Mr. Liu or Mr. Sun, represents RMB2,428,486.64, RMB1,560,317.48, RMB2,245,832.18, and RMB1,780,000.00, respectively, in severance payments consisting of, for each of Mr. Wu, Mr. Liu and Mr. Sun, one year of the executive’s annual base salary for 2013, the executive’s target annual bonus for 2013 and a pro-rated portion of the executive’s target annual bonus for 2013, assuming a termination date of December 31, 2013, and, for Mr. Jin, his annual base salary for 2013 and target annual bonus for 2013, in each case payable only upon our termination of the executive without cause or his resignation for good reason within one year following the merger, and RMB656,000.00, RMB470,461.50, RMB481,649.00, and RMB360,000.00 (six months’ base salary) payable for his agreement not to compete with the Company for a period of 12 months following the termination of his employment with the Company. All RMB amount are converted into US amounts at the exchange rate of 6.14.
(2)	Represents US$2,023,312.50 for Mr. Zhang and US$188,880.00 for Mr. Wu in the value of equity awards (based on the US$12.00 merger consideration, less any exercise price payable) the vesting of which will accelerate as of the effective time.
(3)	In the case of Mr. Zhang, represents RMB29,672.60 for one year of continued medical benefits, RMB360,000.00 for one year of continued housing entitlement, and RMB465,496.00 for one year of continued education reimbursement, in each case payable only upon our termination of Mr. Zhang’s employment or his resignation within one year of the merger. In the case of Mr. Wu, Mr. Liu or Mr. Sun, represents RMB22,434.96, RMB16,504.69, and RMB16,504.69, respectively, for one year of continued medical benefits and RMB20,802.98, RMB8,708.16, and RMB8,708.16, respectively, for six months of continued housing entitlement, in each case payable only upon our termination of Mr. Wu, Mr. Liu or Mr. Sun, respectively, without cause or his resignation for good reason within one year following the merger. All amounts are estimates based on the amounts paid to provide such benefits in 2012 and 2013 and 2013 trends with respect to the costs for such benefits. All RMB amounts are converted into US amounts at the exchange rate of 6.14.
(4)	Represents the sum of all compensation reflected in the preceding columns.

Potential Payments to Mr. Zhang

Pursuant to Mr. Zhang’s employment agreements, upon a change of control of the Company, Mr. Zhang is entitled to immediate vesting of 100% of his outstanding unvested equity incentive awards. If Mr. Zhang’s employment is terminated or he resigns from the Company within one year after a change in control, Mr. Zhang also will be entitled to receive:

•	payment of all accrued and unpaid salary, bonus, reimbursable expenses, vacation and employee benefits;

•	the prorated amount of his annual bonus for the prior year (or, if higher for the year of termination assuming performance targets are met at 100%);

•

a severance amount equal to 2.99 times his base salary for the year of the termination and annual bonus for the prior year (or, if higher for the year of termination assuming performance targets are met at 100%);

•	one year of continued medical benefits;

•	one year of continued education reimbursement for his children’s primary and secondary education; and

•	one year of continued housing entitlement.

If the payments to Mr. Zhang result in Mr. Zhang being subject to an excise tax pursuant to Section 4999 of the United States Internal Revenue Code of 1986, as amended, then Mr. Zhang is entitled to a gross up payment from the Company in an amount that would leave him in the same position he would otherwise be in had such tax not been applied to his payments. The merger constitutes a change of control for purposes of Mr. Zhang’s employment agreement.

Pursuant to the letter agreement entered into between the Company, Holdco and Mr. Zhang effective upon the consummation of the merger, Mr. Zhang will also be eligible to receive up to 12 months’ base salary, payable at his election as a lump sum or as 12 monthly installments, as consideration for his agreement not to compete with the Company for a period of 12 months following the termination of his employment with the Company.

Potential Payments to our Other Named Executive Officers

In addition to the equity treatment specified under “Employment and Change-in-Control Agreements,” each of Messrs. Wu, Liu and Sun is party to a change-of-control severance agreement with us pursuant to which, if his employment is terminated without cause or he resigns for good reason within one-year immediately following a change of control, he would be entitled to:

•	payment of all accrued and unpaid salary and bonus;

•	payment of a portion of his target annual bonus for the year of termination, pro-rated for the number of days that have elapsed in the then-current fiscal year as of the date of termination;

•

severance payments equal to the sum of (i) his base salary for the year in which the date of termination occurred (or, if higher, as in effect at the time of the change of control) and (ii) his target annual bonus for the year in which the date of termination occurs (or, if higher, as in effect at the time of the change of control);

•	immediate vesting of 50% of any outstanding unvested stock options held by him as of the date of such termination;

•	exercise all vested stock options (including the options that become vested upon termination) for a period of 18 months after the date of termination; and

•

medical benefits for one year and housing entitlement (including any housing allowance and any contribution made by us toward any government or company housing scheme) for six months following termination.

In the event of a change of control and regardless of whether or not a covered termination occurs, if the change of control is not effected by a business combination whereby the successor corporation assumes all of the executive’s outstanding stock options or replaces such stock options with options or similar incentives with a substantially equivalent economic value, each of Messrs. Wu, Liu and Sun would be entitled to immediate vesting of 50% of any outstanding unvested stock options held by him as of the date of such change of control. Such newly vested stock options would become exercisable on the date of such change of control and would remain exercisable thereafter in accordance with their respective terms. If all or any portion of the payments and benefits owed under their change-of-control severance agreements to any of Messrs. Wu, Liu and Sun in connection with a change of control of the Company cause an excise tax pursuant to Section 4999 of the United States Internal Revenue Code of 1986, as amended, to be imposed upon the executive, then such payments shall be subject to reduction by the Company to the extent necessary to prevent any part of such payments from being subject to such excise tax. The merger will constitute a change of control of the Company for purposes of the change-of-control severance agreements.

For purposes of the change-of-control severance agreements, “cause” means (a) the executive’s willful and continued failure to substantially perform his duties (other than any actual or anticipated failure after the issuance of a notice of termination for good reason) or (b) his willful engagement in conduct which is demonstrably and materially injurious to us. “Good reason” means, without the express written consent of the executive and except as a result of the executive’s failure to satisfy applicable performance criteria, (x) the assignment to the executive of any duties inconsistent in any materially adverse or diminutive respect with his position, authority, duties or responsibilities from those in effect immediately prior to the change of control, (y) a reduction in the executive’s base salary as in effect immediately before the change of control, except for a reduction that applies in equal proportion to all of our employees or (z) a material reduction in the executive’s aggregate compensation opportunity, including the executive’s base salary, bonus opportunity, if any, and long-term or other incentive compensation opportunity, if any.

Each of Messrs. Wu, Jin, Liu and Sun has entered into a confidentiality and non-competition agreement with us. Under the terms of these agreements, if the executive’s employment is terminated for any reason, we may elect to enforce a one-year non-competition provision by agreeing to pay 50% of such individual’s then-current annual base salary, payable in a lump sum or in monthly installments over the one-year period.

Relationship Between Us and Buyer Consortium

Relationship with Rollover Stockholders

All Rollover Stockholders are parties to the rollover agreements and have agreed with Parent to contribute to Parent shares of Company common stock owned by them in exchange for newly issued shares of Holdco. In addition, pursuant to the merger agreement, Parent may enter into additional rollover agreements with Additional Rollover Stockholders prior to the closing for the contribution of up to 800,000 shares of Company common stock to Parent in exchange for shares of Holdco. As such, Rollover Stockholders and any Additional Rollover Stockholders may have indirect interests in the Company after the merger.

All Voting Stockholders are parties to the voting agreement (as amended) and have agreed, pursuant to the terms and conditions of the voting agreement, to vote all of their shares in favor of adoption of the merger agreement at the special meeting, and to vote against any (i) acquisition proposal, (ii) reorganization, recapitalization, dissolution, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company, (iii) proposal or corporate action that is made in opposition to or in competition with, or would otherwise frustrate the purposes of, or prevent or delay the consummation of, the transactions contemplated by the merger agreement, including the merger, or (iv) other matter relating to, or in connection with, any of the foregoing matters.

Except as set forth above and elsewhere in this proxy statement, none of the buyer consortium, nor any of their respective directors, executive officers or other affiliates engaged in any transactions with us or any of our directors, officers or other affiliates that would require disclosure under the rules and regulations of the SEC applicable to this proxy statement.

Dividends

Pursuant to the merger agreement, we are prohibited from declaring, setting aside, making or paying any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of our capital stock, except for dividends by any of the Company’s direct or indirect wholly owned subsidiaries to the Company or any of our other wholly owned subsidiaries, in the ordinary course of business consistent with past practice between the date of the merger agreement and the effective time of the merger.

Determination of the Merger Consideration

The merger consideration was determined as a result of extensive negotiations over an extended period of time between Parent, Merger Sub and their advisors, on the one hand, and the special committee, comprised solely of the independent directors, and its legal and financial advisors, on the other hand.

Regulatory Matters

In connection with the merger, we are required to make certain filings with, and comply with certain laws of, various federal and state governmental agencies, including:

•	filing the certificate of merger with the Secretary of State of the State of Delaware in accordance with the DGCL after the adoption of the merger agreement by our stockholders;

•	complying with U.S. federal securities laws; and

•	making filings under the PRC Anti-Monopoly Law and receipt of clearance thereunder approving the merger.

Fees and Expenses

Fees and expenses incurred or to be incurred by the Company and the buyer consortium in connection with proposed merger are estimated at the date of this proxy statement to be as follows:

Description	Amount (US$)
Financing fees and expenses and related professional fees	7,425,000
Financial advisory fees and expenses	15,538,000
Legal and accounting fees and expenses	7,811,000
Miscellaneous (including printing, proxy solicitation, filing fees, mailing costs, etc.)	3,119,000
Total	33,893,000

For information on fees payable to the special committee, see “Special Factors Relating to the Merger—Interests of the Company’s Directors and Officers in the Merger—Special Committee Compensation.”

These expenses will not reduce the merger consideration to be received by the Company’s unaffiliated stockholders. The party incurring any costs and expenses in connection with the proposed merger and the merger agreement will pay such costs and expenses.

Material United States Federal Income Tax Consequences

The following is a discussion of the material U.S. federal income tax consequences to holders of shares of Company common stock upon the exchange of shares of Company common stock for cash pursuant to the merger. This discussion does not purport to be a comprehensive description of all of the tax consequences that may be relevant to a decision by an unaffiliated stockholder to dispose of shares of Company common stock in the merger, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of investors. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, administrative rulings and court decisions, all as in effect as of the date hereof and all of which are subject to differing interpretations and/or change at any time (possibly with retroactive effect). In addition, this discussion is not a complete description of all the tax consequences of the merger and, in particular, does not address U.S. federal income tax considerations for holders of shares of Company common stock received in connection with the exercise of employee stock options or otherwise as compensation, or holders subject to special treatment under U.S. federal income tax law (such as insurance companies, banks and certain other financial institutions, tax-exempt entities, broker-dealers, mutual funds, traders in securities who elect the mark-to-market method of accounting, tax-deferred or other retirement accounts, holders subject to the alternative minimum tax, U.S. persons that have a functional currency other than the U.S. dollar, certain former citizens or residents of the United States or persons that hold shares of Company common stock as part of a hedge, straddle, integration, constructive sale or conversion transaction). This discussion only addresses the U.S. federal income tax consequences of the merger and does not address any tax consequences of transactions effected prior to, concurrently with, or after the merger (whether or not any such transactions are undertaken in connection with the merger), including without limitation the acquisition by Parent of the Rollover Shares from the Rollover Stockholders. In addition, this discussion does not discuss any consequences to stockholders of the Company that will directly or indirectly hold an ownership interest in Holdco, Parent or the Company after the merger, or to holders of options or warrants to purchase shares of Company common stock, any aspect of state, local or foreign tax law that may be applicable to any holder of shares of Company common stock, or any

U.S. federal tax considerations other than U.S. federal income tax considerations. This discussion assumes that holders own shares of Company common stock as capital assets.

We urge holders of shares of Company common stock to consult their own tax advisors with respect to the specific tax consequences to them in connection with the offer and the merger in light of their own particular circumstances, including the tax consequences under state, local, foreign and other tax laws.

(a)	U.S. Holders

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Company common stock that is: (a) a citizen or resident of the United States for U.S. federal income tax purposes; (b) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (c) estate the income of which is subject to U.S. federal income tax regardless of the source of its income; or (d) a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust, and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a domestic trust for U.S. federal income tax purposes.

If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of Company common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Such partners should consult their own tax advisors regarding the tax consequences of the partnership exchanging shares of Company common stock pursuant to the merger.

Payments with Respect to Shares of Company Common Stock

The receipt of cash in exchange for shares of Company common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder who exchanges shares of Company common stock for cash in the merger will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received in exchange for such shares and the U.S. Holder’s adjusted tax basis in such shares. If a U.S. Holder acquired different blocks of shares of Company common stock at different times or different prices, the U.S. Holder must determine its tax basis and holding period separately with respect to each block of shares of Company common stock. Such gain or loss will be capital gain or loss, and will be long term capital gain or loss if such U.S. Holder’s holding period for its shares of Company common stock is more than one year at the time of completion of the merger. Long term capital gains recognized by a non-corporate U.S. Holder (including an individual) are generally eligible for a reduced rate of U.S. federal income tax. There are limitations on the deductibility of capital losses. U.S. Holders of Company common stock should consult their tax advisors regarding the determination and allocation of their tax basis in their stock surrendered in the merger.

Information Reporting and Backup Withholding

Payments made with respect to shares of Company common stock exchanged for cash in the merger may be subject to information reporting, and such payments will be subject to U.S. federal backup withholding unless the U.S. Holder (i) furnishes an accurate tax identification number or otherwise complies with applicable U.S. information reporting or certification requirements (typically, by completing and signing an Internal Revenue Service (“IRS”) Form W-9) or (ii) is an exempt recipient and, when required, demonstrates such fact. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. Holder’s U.S. federal income tax liability, if any, provided that such U.S. Holder furnishes the required information to the IRS in a timely manner.

(b)	Non-U.S. Holders

The following is a discussion of certain U.S. federal income tax consequences that will apply to a Non-U.S. Holder of shares of Company common stock. The term “Non-U.S. Holder” means a beneficial owner of shares of Company common stock that, for U.S. federal income tax purposes, is not a U.S. Holder and is not a partnership or other entity classified as a partnership.

Payments with Respect to Shares of Company Common Stock

Payments made to a Non-U.S. Holder with respect to shares of Company common stock exchanged for cash pursuant to the merger generally will be exempt from U.S. federal income tax, unless:

•

the gain on shares of Company common stock, if any, is effectively connected with the conduct by the Non-U.S. Holder of a trade or business in the United States (and, if required by an applicable U.S. income tax treaty, is attributable to the Non-U.S. Holder’s permanent establishment in the United States);

•	the Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year in which the merger occurs and certain other conditions are met; or

•

the Non-U.S. Holder owned (actually or constructively) more than five percent of the Company’s common stock at any time during the five years preceding the merger, and the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes during such time.

A Non-U.S. Holder whose gain is described in the first bullet point above will generally be subject to tax on its net gain in the same manner as if it were a U.S. Holder. In addition, such a Non-U.S. Holder that is a corporation may be subject to a branch profits tax equal to 30% of its effectively connected earnings and profits (including such gain) or such lower rate as may be specified by an applicable income tax treaty. An individual Non-U.S. Holder described in the second bullet point above will be required to pay a flat 30% tax on the gain derived from the sale, which gain may be offset by U.S. source capital losses (even though such Non-U.S. Holder is not considered a resident of the United States). The Company does not believe that it currently is a United States real property holding corporation or that it has been a United States real property holding corporation during the past five years.

Information Reporting and Backup Withholding

In general, a Non-U.S. Holder will not be subject to backup withholding and information reporting with respect to a payment made with respect to shares of Company common stock exchanged for cash in the merger if the Non-U.S. Holder has provided an IRS Form W-8BEN (or an IRS Form W-8ECI if the Non-U.S. Holder’s gain is effectively connected with the conduct of a U.S. trade or business). If shares are held through a foreign partnership or other flow-through entity, certain documentation requirements also apply to the partnership or other flow-through entity. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a Non-U.S. Holder’s U.S. federal income tax liability, if any, provided that such Non-U.S. Holder furnishes the required information to the IRS in a timely manner.

Material PRC Tax Consequences

Under the EIT Law, enterprises established outside of China whose “de facto management bodies” are located in the PRC are considered “resident enterprises.” The implementation rules for the EIT Law define the “de facto management body” as an establishment that has material and overall management and control over the manufacturing and business operations, personnel and human resources, finances and treasury, and acquisition and disposition of properties of an enterprise. On April 22, 2009, the State Administration of Taxation issued the Notice Concerning Relevant Issues Regarding Cognizance of Chinese Investment Controlled Enterprises Incorporated Offshore as Resident Enterprises pursuant to Criteria of de facto Management Bodies (the “Notice”). Pursuant to the Notice, an enterprise incorporated in an offshore jurisdiction and controlled by a PRC enterprise or group of PRC enterprises will be classified as a “resident enterprise” if (i) its senior management in charge of daily operations reside or perform their duties mainly in China; (ii) its financial or personnel decisions are made or approved by bodies or persons in China; (iii) its substantial assets and properties, accounting books, corporate chops, board and shareholder minutes are kept in China; and (iv) at least half of its directors with voting rights or senior management are often resident in China.

However, as the Notice only applies to enterprises established outside of China that are controlled by PRC enterprises or groups of PRC enterprises, it remains unclear how the PRC tax authorities will determine the location of “de facto management bodies” for overseas incorporated enterprises that are managed and controlled by individual PRC residents like us. Therefore, although substantially all of our management is currently located in the PRC, it remains unclear whether the PRC tax authorities would require or permit our overseas registered entities to be treated as PRC resident enterprises. We do not currently consider our company to be a PRC resident enterprise under the EIT Law. Any gain recognized on the receipt of cash for Company common stock should not be subject to PRC tax to holders of such common stock that are not PRC residents. If, however, the PRC tax authorities were to determine that the Company should be considered a resident enterprise or that the receipt of cash for these common stocks should otherwise be subject to PRC tax, then gain recognized on the receipt of cash for Company common stock pursuant to the merger (or through the exercise of dissenter’s rights) by holders of such common stock who are not PRC residents could be treated as PRC-source income that would be subject to PRC tax at a rate of 20% in the case of individuals or 10% in the case of enterprises (subject to any applicable treaty relief). You should consult your own tax advisor for a full understanding of the tax consequences of the merger to you, including any PRC tax consequences.

Delisting and Deregistration of Company Common Stock

If the merger is completed, shares of Company common stock will be delisted from the NASDAQ Global Market and will be deregistered under the Exchange Act, and shares of Company common stock will no longer be publicly traded.

Litigation Relating to the Merger

Since our announcement that we entered into the merger agreement, three alleged Company stockholders filed putative class action complaints against us, the members of our board of directors and Merger Sub in the Court. Plaintiffs allege that each member of our board of directors breached his fiduciary duties to our stockholders by favoring Parent over other potential purchasers, favoring his own interests over the interests of our stockholders, failing to take appropriate steps to maximize the value of the Company to our stockholders, agreeing to preclusive deal protection devices and otherwise agreeing to sell the Company for an unfairly low price. Plaintiffs further allege that the Company and Merger Sub aided and abetted those alleged breaches of fiduciary duty. Plaintiffs have requested an injunction, rescission of the merger to the extent consummated, money damages if the merger is consummated, certain other equitable relief, a declaration that the merger is unfair, unjust and inequitable, and an award of Plaintiffs’ costs, including legal fees. On August 6, 2013, the Court entered an order consolidating the three actions under the caption In re AsiaInfo-Linkage, Inc. Stockholder Litigation, Consol. C.A. No. 8583-VCP, appointing interim co-lead counsel for Plaintiffs, and resolving other organizational matters.

On August 9, 2013, Plaintiffs filed a Consolidated Amended Class Action Complaint, which adds new claims alleging that the preliminary version of this proxy statement filed on July 23, 2013 omitted certain material information essential to the Company’s stockholders in order to allow them to cast a fully informed vote at the upcoming stockholders’ meeting concerning the merger.

On August 30, 2013, the parties executed a stipulation and proposed protective order to govern discovery in the Consolidated Action. Also on August 30, 2013, in response to a request by Plaintiffs, the defendants commenced the expedited production of non-public documents. Plaintiffs also took the depositions of the chairman of the special committee and a representative of the special committee’s financial advisor.

On October 28, 2013, the parties executed a MOU setting forth an agreement-in-principle, which, when finalized as the Stipulation of Settlement, is intended to be the Settlement. Pursuant to the MOU, the Company agreed to make certain disclosures in the definitive proxy statement. The MOU further provides that, among other things, the Settlement is expressly conditioned on and subject to execution of a definitive Stipulation of Settlement that will contain the following conditions: (a) the completion of confirmatory discovery, as well as Plaintiffs’ continued good faith belief that the Settlement is fair, reasonable, adequate, and in the best interests of the class; (b) final certification of the class; (c) final approval of the Settlement by the Court; (d) dismissal with prejudice of the Consolidated Action as to all members of the class (including Plaintiffs) without the award of any damages, costs, fees or the grant of further relief except for the payments contemplated by the Stipulation of Settlement; and (e) the consummation of the Merger. The Settlement will not affect the amount of the merger consideration that Company stockholders are entitled to receive in the merger.

The defendants deny that they engaged in any wrongdoing, committed any violations of law or acted improperly in any way, and believe that they acted properly at all times and that the Consolidated Action has no merit, but wish to settle the Consolidated Action in order to avoid the costs, disruption, and distraction of continued litigation of the Consolidated Action.

THE SPECIAL MEETING

We are furnishing this proxy statement to the Company’s stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting.

Date, Time and Place

We will hold the special meeting at 3:00 p.m., Beijing time, on December 19, 2013, at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing, People’s Republic of China. Seating will be limited to stockholders. Admission to the special meeting will be on a first-come, first-served basis. If you plan to attend the special meeting, please note that you may be asked to present valid photo identification, such as a driver’s license or passport. Stockholders owning stock in brokerage accounts must bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Purpose of the Special Meeting

The special meeting is being held for the following purposes:

•	to adopt the merger agreement (see “The Merger Agreement” beginning on page 105); and

•

to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger; and

•

to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

A copy of the merger agreement is attached as Annex A to this proxy statement.

Recommendation of Our Board of Directors and Special Committee

Our board of directors, after careful consideration and acting on the unanimous recommendation of the special committee composed entirely of independent directors, determined that the merger is fair and advisable to, and in the best interests of, the Company and the unaffiliated stockholders, approved the merger agreement and declared its advisability, recommended that the stockholders of the Company adopt the merger agreement, directed that the merger agreement be submitted to the stockholders of the Company for their adoption at a special meeting of the stockholders of the Company, and approved the merger agreement, the rollover agreements, the voting agreement, the consortium agreement and any additional rollover agreements and the transactions contemplated thereby for purposes of Section 203 of the DGCL. Our board of directors recommends that you vote “FOR” the proposal to adopt the merger agreement.

Our board of directors also recommends that you vote “FOR” the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger, and “FOR” the proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

Record Date; Stockholders Entitled to Vote; Quorum

Only holders of record of Company common stock at the close of business, New York time, on November 14, 2013, the record date, are entitled to notice of and to vote at the special meeting. On the record date, 73,038,788 shares of Company common stock were issued and outstanding and held by 69 holders of record. Holders of record of shares of Company common stock on the record date are entitled to one vote per share of Company common stock at the special meeting on each proposal. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our offices located at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, China.

Shares of Company common stock represented by proxies reflecting abstentions and properly executed broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker, dealer, commercial bank, trust company or other nominee does not vote on a particular matter because such broker, dealer, commercial bank, trust company or other nominee does not have the discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Brokers, dealers, commercial banks, trust companies and other nominees will not have discretionary voting power with respect to the proposal to adopt the merger agreement, the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger, or the adjournment proposal. The presence at the special meeting in person or by proxy of the holders of a majority of shares of the Company’s capital stock issued and outstanding and entitled to vote at the special meeting as of the record date will constitute a quorum for purposes of the special meeting. In the event that a quorum is not present, or if there are insufficient votes to adopt the merger agreement at the time of the special meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies.

Vote Required

Proposal No. 1

The adoption of the merger agreement by our stockholders requires the affirmative vote of the holders of a majority of the outstanding shares of Company common stock.

A failure to vote your shares of Company common stock, an abstention from voting and broker non-votes, if any, will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.

Proposal No. 2

The approval, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger requires the affirmative vote of the holders of a majority of shares of Company common stock present in person or represented by proxy at the special meeting and entitled to vote.

A failure to vote your shares of Company common stock and broker non-votes will have no effect on the outcome of the proposal to approve, on an advisory, non-binding basis, of the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger. An abstention from voting will have the same effect as a vote “AGAINST” the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger.

Proposal No. 3

The approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement requires the affirmative vote of the holders of a majority of the shares of Company common stock present in person or represented by proxy at the special meeting and entitled to vote thereat, whether or not a quorum is present.

A failure to vote your shares of Company common stock and broker non-votes will have no effect on the outcome of the proposal to adjourn the special meeting. An abstention from voting will have the same effect as a vote “AGAINST” the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

Stock Ownership and Interests of Certain Persons

As of November 14, 2013, the record date for the special meeting, our directors and current executive officers beneficially owned, in the aggregate, 21,215,247 shares of Company common stock, or collectively approximately 28.9% of the outstanding shares of Company common stock. See “Common Stock Ownership of Management and Certain Beneficial Owners” beginning on page 124 for additional information.

Certain members of our management and our board of directors have interests that may be different from, or in addition to, those of our stockholders generally. See “Special Factors Relating to the Merger—Interests of the Company’s Directors and Officers in the Merger” beginning on page 86 for additional information.

Concurrently with the execution of the merger agreement, Parent and the Voting Stockholders entered into a voting agreement, which was subsequently amended, pursuant to which the Voting Stockholders agreed to irrevocably grant a proxy appointing Parent or its designee, as the Voting Stockholder’s proxy and attorney-in-fact, to vote or cause to be voted all of the shares owned by them, constituting approximately 11.6% of the outstanding shares of Company common stock as of the date of the voting agreement, as amended.

Voting Procedures

Ensure that your shares of Company common stock can be voted at the special meeting by submitting your proxy or contacting your broker, dealer, commercial bank, trust company or other nominee.

If your shares of Company common stock are registered in the name of a broker, dealer, commercial bank, trust company or other nominee: check the voting instruction card forwarded by your broker, dealer, commercial bank, trust company or other nominee to see which voting options are available or contact your broker, dealer, commercial bank, trust company or other nominee in order to obtain directions as to how to ensure that your shares of Company common stock are voted at the special meeting.

If your shares of Company common stock are registered in your name: submit your proxy as soon as possible by telephone, via the Internet or by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope, so that your shares of Company common stock can be voted at the special meeting.

Instructions regarding telephone and Internet voting are included on the enclosed proxy card.

The failure to vote will have the same effect as a vote against the proposal to adopt the merger agreement. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” the proposal to adopt the merger agreement, “FOR” the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger, and “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of the special meeting to adopt the merger agreement.

The failure to instruct your broker, dealer, commercial bank, trust company or other nominee to vote your shares of our common stock “FOR” the proposal to adopt merger agreement will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.

For additional questions about the merger, assistance in submitting proxies or voting shares of Company common stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact D.F. King & Co., Inc., toll free at 1-800-758-5880, collect at 212-269-5550 or by email at asiainfo@dfking.com.

Voting by Proxy or in Person at the Special Meeting

Holders of record can ensure that their shares of Company common stock are voted at the special meeting by completing, signing, dating and delivering the enclosed proxy card in the enclosed postage-paid envelope. Submitting by this method or voting by telephone or the Internet as described below will not affect your right to attend the special meeting and to vote in person. If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting. Please note, however, that if your shares of Company common stock are held in “street name” by a broker, dealer, commercial bank, trust company or other nominee and you wish to vote at the special meeting, you must bring to the special meeting a proxy from the record holder of those shares of Company common stock authorizing you to vote at the special meeting.

If you vote your shares of Company common stock by submitting a proxy, your shares will be voted at the special meeting as you indicated on your proxy card or Internet or telephone proxy. If no instructions are indicated on your signed proxy card, all of your shares of Company common stock will be voted “FOR” the proposal to adopt the merger agreement, “FOR” the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger, and “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement. You should return a proxy by mail, by telephone or via the Internet even if you plan to attend the special meeting in person.

Electronic Voting

Our holders of record and many stockholders who hold their shares of Company common stock through a broker, dealer, commercial bank, trust company or other nominee will have the option to submit their proxy cards or voting instruction cards electronically by telephone or the Internet. Please note that there are separate arrangements for voting by telephone and Internet depending on whether your shares of Company common stock are registered in our records in your name or in the name of a broker, dealer, commercial bank, trust company or other nominee. If you hold your shares of Company common stock through a broker, bank or other nominee, you should check your voting instruction card forwarded by your broker, dealer, commercial bank, trust company or other nominee to see which options are available.

Please read and follow the instructions on your proxy card or voting instruction card carefully.

Other Business

We do not expect that any matter will be brought before the special meeting other than (i) the proposal to adopt the merger agreement, (ii) the proposal to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger, and (iii) the proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement. If, however, other matters are properly presented at the special meeting, the persons named as proxies will vote the shares of Company common stock represented by the proxy in their discretion with respect to those matters.

Adjournments and Postponements

The approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement requires the affirmative vote of the holders of a majority of the shares of Company common stock present in person or represented by proxy at the meeting and entitled to vote thereat, whether or not a quorum is present.

Under the terms of the merger agreement, the Company is permitted to delay, postpone, or cancel the special meeting if in the good faith judgment of our board of directors, acting upon a recommendation of the special committee, a failure to do so would be inconsistent with their respective fiduciary duty obligations. Under the terms of the merger agreement, the Company is permitted to delay the meeting in order to allow for completion of the proxy solicitation process.

Revocation of Proxies

Submitting a proxy on the enclosed form does not preclude a stockholder from voting in person at the special meeting. A stockholder of record may revoke a proxy at any time before it is voted by filing with our Corporate Secretary a duly executed revocation of proxy, by properly submitting a proxy by mail, the Internet or telephone with a later date or by appearing at the special meeting and voting in person. A stockholder of record may revoke a proxy by any of these methods, regardless of the method used to deliver the stockholder’s previous proxy. Attendance at the special meeting without voting will not itself revoke a proxy. If your shares of Company common stock are held in street name, you must contact your broker, dealer, commercial bank, trust company or other nominee to revoke your proxy.

Rights of Stockholders Who Object to the Merger

Stockholders who object to the merger and who comply with the provisions of Section 262 of the DGCL are entitled to have the fair value of their shares of Company common stock determined by the Court of Chancery of the State of Delaware, and to receive payment of that fair value instead of receiving the merger consideration. The ultimate amount you would receive in an appraisal proceeding may be more than, the same as or less than the amount you would have received under the merger agreement.

To exercise your appraisal rights, among other things, you must submit a written demand for appraisal to us before the vote is taken on the merger agreement and you must NOT vote in favor of the adoption of the merger agreement. Your failure to follow exactly the procedures specified under Delaware law will result in the loss of your appraisal rights. See “Appraisal Rights” beginning on page 127 and the text of the Delaware appraisal rights statute, Section 262 of the DGCL, which is reproduced in its entirety as Annex I to this proxy statement.

Solicitation of Proxies

This proxy solicitation is being made by the Company on behalf of our board of directors and will be paid for by the Company. In addition, we have engaged D.F. King & Co., Inc. to assist in the solicitation of proxies for the special meeting and we estimate that we will pay D.F. King & Co., Inc. a fee of US$15,000 excluding certain out-of-pocket expenses. The Company’s directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. The Company will also request brokers, dealers, commercial banks, trust companies and other nominees to forward proxy solicitation material to the beneficial owners of shares of Company common stock that the brokers, dealers, commercial banks, trust companies and other nominees hold of record. Upon request, the Company will reimburse them for their reasonable out-of-pocket expenses.

Assistance

If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact D.F. King & Co., Inc., toll free at 1-800-758-5880, collect at 212-269-5550 or by email at asiainfo@dfking.com.

PROPOSAL ONE—ADOPTION OF THE MERGER AGREEMENT

THE MERGER AGREEMENT

The following is a summary of the material terms and conditions of the merger agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, dated as of May 12, 2013, a copy of which is attached as Annex A, and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully and in its entirety because it is the legal document that governs this merger.

Explanatory Note Regarding the Merger Agreement

The merger agreement and this summary of its terms have been included to provide you with information regarding the terms of the merger agreement. Factual disclosures about the Company contained in this proxy statement or in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the merger agreement and described in this summary. The representations, warranties and covenants made in the merger agreement by the Company, Parent and Merger Sub were qualified and subject to important limitations agreed to by the Company, Parent and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to close the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by disclosures that were made by each party to the other, which disclosures are not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement.

Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws

The merger agreement provides for the merger of Merger Sub with and into the Company upon the terms, and subject to the conditions, set forth in the merger agreement. As the surviving corporation, the Company will continue to exist following the merger. The surviving corporation will be a privately held corporation and the unaffiliated stockholders will cease to have any ownership interest in the surviving corporation or rights as our stockholders. Therefore, such current stockholders will not participate in any future earnings or growth of the surviving corporation and will not benefit from any appreciation in value of the surviving corporation.

The board of directors of the surviving corporation will, from and after the effective time of the merger, consist of the directors of Merger Sub until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified. The officers of the surviving corporation will, from and after the effective time of the merger, be the officers of the Company until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

At the effective time of the merger, the certificate of incorporation of the surviving corporation will be amended in its entirety to read as the certificate of incorporation in a form agreed upon by the Company, Parent and Merger Sub, until thereafter amended as provided therein and by applicable law.

At the effective time of the merger, the bylaws of the surviving corporation will be amended in its entirety to read as the bylaws, respectively, of Merger Sub as in effect immediately prior to the effective time of the merger, until thereafter amended as provided therein and by applicable law.

Closing and Effective Time of the Merger

The closing of the merger will take place on the fifteenth business day after the satisfaction or, to the extent permitted by applicable law, written waiver by the party or parties entitled to the benefits of the conditions to closing (described under “The Merger Agreement—Conditions to the Merger”) (other than those conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or, to the extent permitted by law, written waiver of those conditions).

The effective time will occur on the date and time of the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as the Company, Parent and Merger Sub may agree and specify in the certificate of merger).

Treatment of Common Stock, Company Options and Company Restricted Stock Units

At the effective time of the merger, each share of Company common stock issued and outstanding immediately prior to the effective time of the merger (other than the excluded shares and the dissenting shares) will be converted into the right to receive the merger consideration in cash without interest.

At the effective time of the merger, (i) each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by a tier I employee, and (ii) 73.3% of each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by a tier II employee, will be converted into an option to purchase a number of shares of Holdco equal to the number of shares subject to such options to purchase shares of Company common stock (or such applicable portion thereof in the case of a tier II employee). The exercise price of the option to purchase a share of Holdco will be equal to the excess of (x) the fair market value of a share of Holdco immediately following the effective time of the merger as determined by Parent in good faith over (y) the excess of the merger consideration over the per share exercise price of such existing options to purchase shares of Company common stock. The other terms and conditions of such options to purchase shares of Company common stock will continue to apply to the options to purchase shares of Holdco.

At the effective time of the merger, (i) 26.7% of each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by a tier II employee, and (ii) each outstanding and unvested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan and held by an employee of the Company who is neither a tier I employee nor a tier II employee, will be canceled in consideration of an award of restricted stock units (or in the case of a U.S. taxpayer, restricted stock) that provides for the issuance of a number of shares of Holdco. Such number of shares of Holdco will have an aggregate fair market value as of immediately after the effective time of the merger as determined by Parent in good faith equal to the excess of the merger consideration over the per share exercise price of such options to purchase shares of Company common stock, multiplied by the number of shares of Company common stock subject to such options. The awards of restricted stock units and restricted stock will have the same vesting and forfeiture provisions as applied to such options to purchase shares of Company common stock.

At the effective time of the merger, (x) each outstanding and vested option to purchase shares of Company common stock that was granted under the Company’s 2011 Stock Incentive Plan, and (y) each outstanding option, whether vested or unvested, to purchase shares of Company common stock that was granted under a stock plan of the Company other than the Company’s 2011 Stock Incentive Plan, will be canceled in consideration of, as soon as practicable after the effective time of the merger, (i) the right to receive a cash payment in an amount equal to the excess of the merger consideration over the per share exercise price of such options, or (ii) at the election of the holder of such options, the right to receive a number of shares of Holdco with an aggregate fair market value as of immediately following the effective time of the merger as determined by Parent in good faith equal to the excess of the merger consideration over the per share exercise price of such options, multiplied by the number of shares of Company common stock subject to such options, which will not be subject to any forfeiture restriction (but may be subject to a transfer restriction).

At the effective time of the merger, each outstanding restricted stock unit relating to a share of Company common stock that was granted under a stock plan of the Company will be converted into a restricted stock unit that provides for the issuance of a share of Holdco, which restricted stock unit shall be subject to the same vesting and forfeiture provisions as applied to such restricted stock unit relating to a share of Company common stock.

The treatment of Company options and Company restricted stock units described in the four immediately preceding paragraphs does not apply to any Company options or Company restricted stock units held by any director of the Company who is not a buyer group party. At the effective time of the merger, each outstanding option to purchase shares of Company common stock held by a director of the Company who is not a buyer group party, whether vested or unvested, will be canceled in consideration of the right to receive a cash payment in an amount equal to the excess of the merger consideration over the per share exercise price of such option, multiplied by the number of shares of Company common stock subject to such options. At the effective time of the merger, each outstanding restricted stock unit relating to a share of Company common stock held by a director of the Company who is not a buyer group party will be converted into the right to receive the merger consideration.

Exchange and Payment Procedures

Prior to the effective time of the merger, Parent will designate a commercial bank or trust company reasonably satisfactory to the Company to act as the paying agent. At the effective time of the merger, Parent will deposit, or will cause to be deposited, with the paying agent an amount in cash sufficient for the paying agent to make payments to the holders of shares of Company common stock and the holders of options and restricted stock units that were granted under the stock plans of the Company pursuant to the merger agreement (the “exchange fund”).

Promptly after the effective time of the merger (but in any event no later than three business days), each record holder of shares of Company common stock will be sent (i) a letter of transmittal describing how it may exchange its shares of Company common stock for the merger consideration and (ii) instructions for effecting the surrender of share certificates in exchange for its merger consideration.

You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal.

You will not be entitled to receive the merger consideration until you surrender your stock certificate or certificates along with a properly completed and validly executed letter of transmittal to the paying agent or until the paying agent receives an “agent’s message” in the case of shares held in book-entry form, and, in each case, such other documents as may be required by the paying agent and approved by Parent and us. In the event of a transfer of ownership of shares of Company common stock which is not registered in the transfer records of the Company, an amount of cash equal to the aggregate merger consideration for such shares of Company common stock may be issued to a transferee if the stock certificates or shares held in book-entry form representing such shares of Company common stock are presented to the paying agent, accompanied by all documents required to evidence and effect such transfer and by evidence reasonably satisfactory to the paying agent that any applicable stock transfer taxes have been paid.

No interest will be paid or accrued on the cash payable as the merger consideration as provided above.

At the effective time of the merger, the stock transfer books of the Company will be closed and there will be no further registration of transfers of shares of Company common stock thereafter on the records of the Company. From and after the effective time of the merger, the holders of stock certificates or shares held in book-entry form that evidenced ownership of shares of Company common stock outstanding immediately prior to the effective time of the merger will cease to have any rights with respect to such shares of Company common stock, except as otherwise provided for by the merger agreement or by applicable law. If, on or after the effective time of the merger, any person presents to the paying agent or Parent, any certificates relating to shares canceled in the merger, such person will be given a copy of the letter of transmittal and told to comply with the instructions in that letter of transmittal in order to receive the cash to which such person is entitled.

Any portion of the merger consideration deposited with the paying agent that remains undistributed to holders of Company common stock for one year after the effective time of the merger will be delivered to Parent upon demand. Any holders of Company common stock who have not complied with the above-described exchange and payment procedures will thereafter look only to Parent or the surviving corporation for payment of the merger consideration. None of the surviving corporation, Parent or the paying agent will be liable to any holders of shares of Company common stock for any merger consideration or other cash properly delivered to a public official pursuant to any abandoned property, escheat or similar laws.

If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the merger consideration, you will have to make an affidavit of the loss, theft or destruction, and if required by the surviving corporation or the paying agent, post a bond in a reasonable amount as indemnity against any claim that may be made against it with respect to such certificate. These procedures will be described in the letter of transmittal that you will receive, which you should read carefully in its entirety.

Representations and Warranties

The merger agreement contains representations and warranties made by the Company to Parent and Merger Sub and representations and warranties made by Parent and Merger Sub to the Company, in each case, as of specific dates. The statements embodied in those representations and warranties were made for purposes of the merger agreement and are subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the merger agreement, including the disclosure schedule delivered by the Company and the disclosure schedule delivered by Parent in connection therewith. In addition, some of those representations and warranties may be subject to a contractual standard of materiality different from that generally applicable to stockholders, may have been made for the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to close the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement.

The representations and warranties made by the Company to Parent and Merger Sub include representations and warranties relating to, among other things:

•

due organization, valid existence, good standing and the requisite corporate or similar power and authority and all necessary governmental approvals to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

•	the absence of encumbrances on the Company’s ownership of the equity interests of its subsidiaries;

•	the Company’s capitalization, the absence of preemptive or other similar rights or any debt securities that give its holders the right to vote with the Company’s stockholders;

•

the Company’s corporate power and authority to execute, deliver and perform its obligations under and to consummate the transactions contemplated by the merger agreement, and the enforceability of the merger agreement against the Company;

•

the declaration of advisability of the merger agreement and the merger by the special committee and by our board of directors, the adoption of the merger agreement and the merger by our board of directors and our board of directors’ submission of the merger agreement to a vote by the stockholders of the Company;

•	the required vote of the Company’s stockholders to adopt the merger agreement;

•	the absence of conflicts with, or violates or default under, organizational documents, contracts and applicable law;

•	governmental consents and approvals;

•	possession of all material regulatory permits;

•	compliance with applicable laws, licenses and permits;

•	the Company’s SEC filings since December 31, 2009 and the financial statements included therein;

•	the absence of a Company “Material Adverse Effect” (as defined below) and the absence of certain other changes or events since June 30, 2012;

•	the absence of legal proceedings against the Company or its subsidiaries;

•	labor and employment matters;

•	title to real properties and assets and absence of encumbrances on real properties and assets (other than certain permitted encumbrances);

•	intellectual property;

•	tax matters;

•	environmental matters;

•	material contracts and the absence of any material default under, or termination of, any material contract;

•	insurance;

•	the opinion from Goldman Sachs;

•	the absence of any undisclosed brokers’ or finders’ fees;

•	customers;

•	compliance with anti-corruption and trade sanction laws;

•	compliance with applicable privacy and security laws; and

•	acknowledgment as to absence of any other representations and warranties.

Many of the representations and warranties in the merger agreement made by the Company are qualified as to “materiality” or “Company Material Adverse Effect.” For purposes of the merger agreement, a “Company Material Adverse Effect” means any circumstance, event, change, effect or development that, individually or in the aggregate together with all other circumstance, event, change, effect or development, has had or would reasonably be expected to have a material adverse effect on the financial condition, results of operations, business, assets (tangible or intangible), properties or liabilities (including contingent liabilities) of the Company and its subsidiaries, taken as a whole. However, a Company Material Adverse Effect does not include the effects directly or indirectly arising out of or resulting from any of the following:

•	changes or modifications in GAAP or regulatory accounting requirements or changes in laws (or interpretations thereof) applicable to the Company or any of its subsidiaries;

•	changes in the industries or markets in which the Company or any of its subsidiaries operates;

•	changes in general business, economic, political or financial market conditions;

•	changes in the financial, credit or securities markets in the U.S., the PRC or any other country or region in which the Company or any of its subsidiaries has material business operations;

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the public disclosure of the merger agreement or the transactions contemplated by the merger agreement or the consummation of the transactions contemplated by the merger agreement or the announcement of the execution of the merger agreement, including, without limitation, any stockholder litigation relating to the merger agreement;

•	any change in the price of shares of Company common stock or trading volume as quoted on NASDAQ;

•	any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, acts of God or natural disasters;

•	actions or omissions taken with the prior written consent of or at the written request of the other parties hereto or expressly permitted or required to be taken by the merger agreement;

•	the failure by the Company or any of its subsidiaries to meet any internal or industry estimates, expectations, forecasts, projections or budgets for any period; and

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any loss of, or change in, the relationship of the Company or any of its subsidiaries, contractual or otherwise, with its brokers, customers, suppliers, vendors, lenders, employees, investors, or joint venture partners arising out of the execution, delivery or performance of the merger agreement, the consummation of the transactions contemplated by the merger agreement or the announcement of any of the foregoing.

The representations and warranties made by Parent and Merger Sub to the Company include representations and warranties relating to, among other things:

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their due organization, valid existence and good standing and each has the requisite corporate or similar power and authority and all necessary governmental approvals to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

•	certificate of incorporation and bylaws;

•	their capitalization, the absence of preemptive or other similar rights or encumbrances on Parent’s ownership of the equity interests of Merger Sub;

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their corporate power and authority to execute, deliver and perform their obligations under and to consummate the transactions contemplated by the merger agreement, and the enforceability of the merger agreement against them;

•	the absence of conflicts with, or violates or defaults under, organizational documents, contracts and applicable law;

•	governmental consents and approvals;

•	operations of Merger Sub;

•	the absence of legal proceedings against Parent or any of its subsidiaries;

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sufficiency of funds in the financing to pay the aggregate merger consideration and other amounts required to be paid in connection with the consummation of the transactions contemplated by the merger agreement;

•	delivery of the equity commitment letters, the debt commitment letter, and the rollover agreements and the absence of any default thereunder;

•	the absence of conditions precedent to the funding of the full amount of the debt financing and the equity financing other than as expressly set forth in or contemplated by the financing documents;

•	the absence of any side letters or other agreements to which Parent or its affiliates are a party relating to the financing;

•	delivery of the limited guarantees and the absence of any default thereunder;

•	the absence of any undisclosed brokers’ or finders’ fees;

•	solvency of Parent, Merger Sub and the surviving corporation immediately following consummation of the merger;

•	ownership of shares of Company common stock by Parent and Merger Sub;

•	independent investigation conducted by Parent and Merger Sub and non-reliance on the Company’s estimates, projections, forecasts, plans or budgets;

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the absence of any undisclosed side letters or other agreements among Parent, Merger Sub or any of their affiliates (excluding the Company and its subsidiaries), on the one hand, and any of the Company’s or its subsidiaries’ directors, officers, employees or stockholders relating to the transactions contemplated by the merger agreement; and

•	acknowledgement as to the absence of any other representations and warranties.

Conduct of Business Pending the Merger

Under the merger agreement, the Company has agreed that, subject to certain exceptions set forth in the merger agreement and the disclosure schedule the Company delivered in connection with the merger agreement, or as required by applicable law or with the prior written consent of Parent, from the date of the merger agreement until the effective time of the merger, the Company will use its reasonable best efforts to carry on the businesses of the Company and its subsidiaries in the ordinary course and in a manner consistent with past practice in all material respects and the Company and each of its subsidiaries will use their reasonable best efforts, consistent with past practice, to preserve substantially intact their business organization, keep available the services of their directors, officers and tier I employees and maintain their current relationships and goodwill with customers, lenders, suppliers, and distributors with which the Company or any of its subsidiaries has material business relations.

Subject to certain exceptions set forth in the merger agreement and the disclosure schedule the Company delivered in connection with the merger agreement or as required by applicable law, unless Parent consents in writing, neither the Company nor any of its subsidiaries will, directly or indirectly, do any of the following:

•	amend or otherwise change its certificate of incorporation or bylaws or equivalent organizational documents;

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issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant, or encumbrance of, or redeem, purchase or otherwise acquire, any capital stock of the Company or any of its subsidiaries, or securities convertible or exchangeable into or exercisable for such capital stock, or any options, warrants or other rights of any kind to acquire any capital stock or such convertible or exchangeable securities, subject to certain exceptions;

•

sell, lease, pledge, transfer or otherwise dispose of, grant an encumbrance on or permit an encumbrance to exist on, or authorize the sale, lease, pledge, transfer or other disposition of, or granting or placing of an encumbrance on, any material assets of the Company or any of its subsidiaries having a value in excess of US$3 million in the aggregate, subject to certain exceptions;

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declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, except for dividends by any of the Company’s direct or indirect wholly owned subsidiaries to the Company or any of its other wholly owned subsidiaries, in the ordinary course of business consistent with past practice;

•	reclassify, combine, split or subdivide any of its capital stock;

•

adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, each with respect to the Company or any of its subsidiaries;

•	acquire any corporation, partnership, other business organization or any division thereof or any assets, subject to certain exceptions;

•

repurchase, prepay or incur any indebtedness or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any third party, or make any loans or advances or capital contributions to, or investments in, any third party, subject to certain exceptions;

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authorize, or make any commitment with respect to, any single capital expenditure which is in excess of US$0.5 million or capital expenditures which are, in the aggregate, in excess of US$8 million, subject to certain exceptions;

•

except as required under applicable law or the terms of any benefit plan as in effect or the merger agreement, (A) increase the compensation payable or to become payable or the benefits provided to any officers, employees, directors and independent contractors of the Company and each of its subsidiaries (except for increases in base salaries or wages in the ordinary course of business consistent with past practice for officers, employees, directors and independent contractors of the Company and each of its subsidiaries who are not certain senior employees); (B) grant (or increase the amount of) any severance, equity or equity based awards, retention or termination pay to, or enter into any employment, bonus, change in control or severance agreement with, any officers, employees, directors and independent contractors of the Company and each of its subsidiaries; (C) establish, adopt, enter into or amend any collective bargaining agreement or benefit plan; (D) hire any officers, employees, directors and independent contractors of the Company and each of its subsidiaries to whom a written offer of employment has not previously been made and accepted prior to the date of the merger agreement who, upon such hire, would be a certain senior employee or, after the date of the merger agreement, extend any new offers of employment with the Company or any of its subsidiaries to any individual who would be a certain senior employee; or (E) take any action to amend or waive any performance or vesting criteria or accelerate any rights or benefits or take any action to fund or in any other way secure the payment of compensation or benefits under any benefit plan, including as a consequence of consummation of the transactions contemplated by the merger agreement or termination of employment;

•

make any changes with respect to accounting policies or procedures materially affecting the reported consolidated assets, liabilities or results of operations of the Company and its subsidiaries, except as required by changes in applicable GAAP or applicable law;

•

make or change any material tax election, materially amend any tax return (except as required by applicable law), enter into any material closing agreement with respect to taxes, surrender any right to claim a material refund of taxes, settle or finally resolve any material controversy with respect to material taxes or materially change any method of tax accounting or take any action outside the ordinary course of business that could reasonably be expected to result in the Company or a subsidiary being required to include a material item of income in, or exclude a material deduction from, a tax return for a period beginning after the closing date;

•	enter into, amend or modify, in any material respect, or terminate, or waive any material rights under, any material contract, subject to certain exceptions;

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enter into any contract that contains any provisions restricting the Company or any of its affiliates from competing or engaging in any material respect in any activity or line of business or with any third party or in any area or pursuant to which any material benefit or right is required to be given or lost as a result of so competing or engaging, except in the ordinary course of business consistent with past practice, or which, pursuant to its terms, could have such effect after the closing solely as a result of the consummation of the transactions contemplated by the merger agreement;

•	fail to make in a timely manner any filings with the SEC required under the Securities Act or the Exchange Act or the rules and regulations promulgated thereunder;

•

pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), or settle any action before a governmental authority by or against the Company or any of its subsidiaries or relating to any of their business, properties or assets, subject to certain exceptions;

•

sell, assign, license, sublicense, abandon, allow to lapse, transfer or otherwise dispose of, or create or incur any encumbrance (other than permitted encumbrances) on, any material Company owned intellectual property rights, other than in the ordinary course of business or for the purpose of disposing of obsolete or worthless assets; or

•	agree, resolve or commit to do any of the foregoing.

Between the date of the merger agreement and the effective time of the merger, the Company and its subsidiaries will (i) prepare and timely file all tax returns required to be filed, (ii) timely pay all taxes shown to be due and payable on such tax returns, and (iii) promptly notify Parent of any notice of any suit, claim, action, investigation, audit or proceeding in respect of any tax matters.

Parent Forbearance

From the date of the merger agreement to the effective time of the merger, each of Parent and Merger Sub will not take any action or fail to take any action, the taking or failure to take, as applicable, would, or would be reasonably likely to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Parent or Merger Sub to consummate the merger or the other transactions contemplated by the merger agreement.

Access to Information

Except as otherwise prohibited by applicable law or the terms of any contract or agreement to which the Company or any of its subsidiaries is subject, from the date of the merger agreement until the earlier of the date on which the merger agreement is terminated in accordance with its terms or the effective time of the merger, the Company will, and will cause its subsidiaries to, (i) provide to Parent and Parent’s representatives reasonable access, during normal business hours and upon prior reasonable notice, to the officers, employees, agents, properties, offices and other facilities of the Company and its subsidiaries and to the books and records thereof; and (ii) furnish Parent and its representatives with such information concerning its business, properties, contracts, assets, liabilities, personnel and other information as Parent or its representatives may reasonably request in writing.

Alternative Takeover Proposals

Until the effective time of the merger or, if earlier, the termination of the merger agreement, the Company and its subsidiaries will not, nor will they authorize or direct any of their respective representatives to, directly or indirectly:

•	solicit, initiate or take any other action knowingly to facilitate or encourage any acquisition proposal;

•

engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data concerning, the Company or any of its subsidiaries to any third party (other than Parent, Merger Sub or any designees of Parent or Merger Sub) with the intent to induce the making, submission or announcement of, or the intent to encourage, facilitate or assist an acquisition proposal; or

•

approve, endorse, recommend, execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement (other than an acceptable confidentiality agreement) relating to any acquisition proposal.

However, any proposal or suggestion, formal or informal, made by a director of the Company at any meeting of our board of directors or any of its committees, which was not solicited by our board of directors or any of its committees, to take any action described in sub-clause (e) in the definition of “acquisition proposal” and any discussion of such proposal solely for the purpose of informing such director of the Company’s obligations will not (in themselves) be prohibited.

At any time prior to the receipt of the Company’s stockholders’ adoption of the merger agreement, the Company, its subsidiaries and the Company’s and its subsidiaries’ representatives may:

•	grant a waiver, amendment or release under any standstill agreement for the purpose of allowing any third party to make an acquisition proposal;

•	following the receipt of an unsolicited acquisition proposal, contact the third party who has made such acquisition proposal to clarify and understand the terms and conditions thereof;

•

following the receipt of an unsolicited acquisition proposal and the determination in good faith by our board of directors that such acquisition proposal either constitutes a superior proposal or could reasonably be expected to result in a superior proposal, provide information (including any non-public information or data concerning the Company or any of its subsidiaries) in response to the request of the third party who has made such acquisition proposal; and/or

•

following the receipt of an unsolicited acquisition proposal and the determination in good faith by our board of directors that such acquisition proposal either constitutes a superior proposal or could reasonably be expected to result in a superior proposal, engage or participate in any discussions or negotiations with the third party who has made such acquisition proposal.

The merger agreement provides that our board of directors (or any committee thereof composed solely of independent directors, including the special committee) can only (i) withhold, withdraw, amend or modify in a manner adverse to Parent, or publicly propose to withhold, withdraw, amend or modify in a manner adverse to Parent, the recommendation of our board of directors that the stockholders of the Company adopt the merger agreement (a “change in the Company recommendation”) in response to an intervening event or a superior proposal and/or (ii) authorize the Company to terminate the merger agreement to enter into an alternative acquisition agreement, if (x) with respect to a change in the Company recommendation, our board of directors (or any committee thereof composed solely of independent directors, including the special committee) determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law or (y) with respect to a termination of the merger agreement to enter into an alternative acquisition agreement with respect to a bona fide, written acquisition proposal, our board of directors (or any committee thereof composed solely of independent directors, including the special committee) determines in good faith, based on information then available and after consultation with its independent financial advisor and outside legal counsel, that such acquisition proposal constitutes a superior proposal.

The Company is not entitled to effect a change in the Company recommendation or terminate the merger agreement to enter into an alternative acquisition agreement unless (i) the Company has provided prior written notice (the “change or termination notice”) to Parent that our board of directors (or any committee thereof composed solely of independent directors, including the special committee) has resolved to effect a change in the Company recommendation or to terminate the merger agreement to enter into an alternative acquisition agreement, describing in reasonable detail the reasons for such change in the Company recommendation or termination (which notice will specify, if related to an acquisition proposal, the identity of the party making the Acquisition Proposal and the material terms thereof and copies of all relevant documents (other than redacted terms of financing documents) relating to such acquisition proposal), and (ii) the Company shall cause its financial and legal advisors to, during the period beginning at 5:00 p.m. Hong Kong time on the day of delivery by the Company to Parent of such change or termination notice (or, if delivered after 5:00 p.m. Hong Kong time or any day other than a business day, beginning at 5:00 p.m. Hong Kong time on the next business day) and ending five business days later at 5:00 p.m. Hong Kong time negotiate with Parent and its representatives in good faith (to the extent Parent desires to negotiate) any proposed modifications to the terms and conditions of the merger agreement and/or the financing documents so that such acquisition proposal ceases to constitute a superior proposal or so that the failure to effect a change in the Company recommendation would no longer reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law, provided that, with respect to a change in the Company recommendation made in connection with an acquisition proposal or a termination of the merger agreement to enter into an alternative acquisition agreement, in the event of any material revisions to the acquisition proposal, the Company shall deliver a new written notice to Parent with respect to which the notice period shall be deemed to be a three business-day period rather than the five business-day period as described above, and (iii) following the end of such negotiation period(s), our board of directors (or any committee thereof composed solely of independent directors, including the special committee) will have determined in good faith (after consultation with its independent financial advisor and outside legal counsel), after considering the terms of any proposed amendment or modification to the merger agreement and/or the financing documents, that (A) with respect to a change in the Company recommendation, the failure to effect a change in the Company recommendation would still reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law or (B) with respect to a termination of the merger agreement to enter into an alternative acquisition agreement with respect to an acquisition proposal, such acquisition proposal continues to constitute a superior proposal.

The Company is not restricted from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) of the Exchange Act or taking or disclosing to its stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act (or any similar communication to stockholders in connection with the making or amendment of a tender offer or exchange offer).

The Company agrees that it will promptly (and, in any event, within 48 hours) notify Parent if it or any of its representatives becomes aware that any acquisition proposals are received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company, our board of directors (or any committee thereof composed solely of independent directors, including the special committee) or any representative of the foregoing, indicating, in connection with such notice, the identity of the third party making such acquisition proposal and the material terms and conditions of any acquisition proposals and thereafter will keep Parent reasonably informed of the status and terms of any such acquisition proposals (including any amendments thereto that are material in any respect) and the status of any such discussions or negotiations. None of the Company, our board of directors or any committee thereof will enter into any binding agreement or contract with any person to limit the Company’s ability to give prior notice to Parent of its intention to effect a change in the Company recommendation or to terminate the merger agreement in light of a superior proposal.

As used in this proxy statement, the following terms shall have the following meanings:

The term “alternative acquisition agreement” means a letter of intent, agreement in principle, term sheet, merger agreement, acquisition agreement, option agreement or other contract, commitment or agreement relating to any acquisition proposal (other than an acceptable confidentiality agreement).

The term “acquisition proposal” means any offer or proposal (other than an offer or proposal by Parent or Merger Sub) relating to (a) any merger, consolidation, business combination, reorganization, recapitalization or other similar transaction involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction would hold less than 90% of the voting equity interests in the surviving or resulting entity of such transaction or the parent of such surviving or resulting entity; (b) any direct or indirect sale, lease, license, exchange, transfer or other disposition of assets or businesses (including by sale, lease, license, exchange, transfer or other disposition of any equity securities of any subsidiary of the Company) that constitute or represent more than 10% of the fair market value of the assets of the Company and its subsidiaries, taken as a whole, or to which more than 10% of the revenues of the Company and its subsidiaries, taken as a whole, are attributable; (c) any sale, exchange, transfer or other disposition of more than 10% of any class of equity securities, or securities convertible into or exchangeable for equity securities, of the Company; (d) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any third party becoming the beneficial owner of more than 10% of the outstanding shares of Company common stock; (e) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or any of its subsidiaries that constitutes or represents more than 10% of the fair market value of the assets of the Company and its subsidiaries, taken as a whole, or to which more than 10% of the revenues of the Company and its subsidiaries, taken as a whole, are attributable; or (f) any combination of the foregoing types of transactions that would result in any third party beneficially owning assets that constitute or represent more than 10% of the fair market value of the assets of the Company and its subsidiaries, taken as a whole, or to which more than 10% of the revenues of the Company and its subsidiaries, taken as a whole, are attributable.

The term “superior proposal” means written bona fide unsolicited acquisition proposal on terms that our board of directors (or any committee thereof composed solely of independent directors, including the special committee) determines, in its good faith judgment, after having received the advice of its independent financial advisor of nationally (in the U.S.) recognized reputation and outside U.S. legal counsel, and taking into account all the terms and conditions of the acquisition proposal, including any financing (if a cash transaction), break-up fees, expense reimbursement provisions and conditions and timing to, and likelihood of, consummation, are more favorable in the aggregate to the stockholders of the Company than as provided under the merger agreement, taking into account any written proposal by Parent to amend the terms of the merger agreement. For purposes of the definition of “superior proposal,” each reference to “10%” and “90%” in the definition of “acquisition proposal” will be replaced with “80%” and “20%,” respectively; provided, however, that such replacement will not apply in relation to an acquisition proposal, made by any stockholder of the Company or any of such stockholder’s affiliates, in respect of an offer by such stockholder to acquire at least 75% of the voting equity interests in the Company.

Indemnification; Directors’ and Officers’ Insurance

The surviving corporation and its subsidiaries will honor and fulfill the obligations of the Company and its subsidiaries under (i) any indemnification, advancement of expenses and exculpation provision set forth in any certificate of incorporation or bylaws or comparable organizational documents of the Company or any of its subsidiaries as in effect on the date of the merger agreement and (ii) all indemnification agreements between the Company or any of its subsidiaries and any of their respective current or former directors and officers and any person who becomes a director or officer of the Company or any of its subsidiaries prior to the effective time of the merger (the “indemnified parties”). The certificate of incorporation and bylaws (and other similar organizational documents) of the surviving corporation and its subsidiaries will contain provisions with respect to exculpation, advancement of expenses and indemnification that are at least as favorable to the indemnified parties as those contained in the certificate of incorporation and bylaws (or other similar organizational documents) of the Company and its subsidiaries as in effect on the date of the merger agreement, and during such six year period, such provisions will not be amended, repealed, or otherwise modified in any manner except as required by applicable law.

From the effective time of the merger until the sixth anniversary of the effective time of the merger, to the fullest extent the Company would have been permitted to do so under applicable law (for the avoidance of doubt, subject to the limitations on the Company’s ability to indemnify its directors and officers under Section 145 of the DGCL), Parent will indemnify and hold harmless each indemnified party from and against any and all costs or expenses (including reasonable attorneys’ fees and expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of, relating to or in connection with (i) the fact that an indemnified party is or was a director or officer of the Company or any of its subsidiaries, (ii) any acts or omissions occurring or alleged to occur prior to or at the effective time of the merger in such indemnified party’s capacity as a director, officer, employee or agent of the Company or any of its subsidiaries or other affiliates, or (iii) the merger, the merger agreement or any of the transactions contemplated by the merger agreement. In addition, during the period commencing at the effective time of the merger and ending on the sixth anniversary of the effective time of the merger, to the fullest extent the Company would have been permitted to do so under applicable law (for the avoidance of doubt, subject to the limitations on the Company’s ability to advance expenses to its directors and officers under Section 145 of the DGCL), Parent will advance, prior to the final disposition of any claim, proceeding, investigation or inquiry for which indemnification may be sought under the merger agreement, promptly following request by an indemnified party therefor, all costs, fees and expenses (including reasonable attorneys’ fees and investigation expenses) incurred by such indemnified party in connection with any such claim, proceeding, investigation or inquiry, provided that if, at any time prior to the sixth anniversary of the effective time of the merger, any indemnified party delivers to Parent a written notice asserting a claim for advancement, then the right to advancement asserted in such notice will survive the sixth anniversary of the effective time of the merger until such time as such claim is fully and finally resolved.

Prior to the effective time of the merger, the Company may purchase a six year “tail” prepaid policy on the directors’ and officers’ liability insurance. In the event that the Company elects to purchase such a “tail” policy prior to the effective time of the merger, the surviving corporation will maintain such “tail” policy in full force and effect and continue to honor their respective obligations thereunder for so long as such “tail” policy shall be maintained in full force and effect. In the event that the Company does not elect to purchase such a “tail” policy prior to the effective time of the merger, during the period commencing at the effective time of the merger and ending on the sixth anniversary of the effective time of the merger, the surviving corporation will maintain in effect the Company’s current directors’ and officers’ liability insurance in respect of acts or omissions occurring at or prior to the effective time of the merger, covering each person covered by the directors’ and officers’ liability insurance, on terms with respect to the coverage and amounts that are equivalent to those of the directors’ and officers’ liability insurance. However, the total amount payable for such “tail” insurance policy will not exceed 250% of the premium amount per annum the Company paid in its last full fiscal year as set forth under the merger agreement.

Financing

On or before the date of the merger agreement, Parent has delivered to the Company copies of (i) an executed equity commitment letter from each sponsor, pursuant to which each sponsor has committed to purchase or cause the purchase of equity securities of Parent up to the aggregate amount set forth therein for cash, (ii) an executed debt commitment letter pursuant to which Nomura International (Hong Kong) Limited, Bank of Taiwan, Cathay United Bank, Co., LTD., ICBC International Capital Limited and Maybank Investment Bank Berhad have committed to provide debt financing to Merger Sub in the aggregate amount set forth therein, and (iii) the rollover agreements.

Parent and Merger Sub will use their reasonable best efforts to arrange the financing in a timely manner, including to, subject to the terms and conditions of the financing documents, (i) maintain in effect the financing documents, (ii) negotiate and enter into a definitive facility agreement prior to the closing with respect to the debt financing on the terms and conditions contained in the debt commitment letter or on other terms no less favorable to Parent and Merger Sub, (iii) satisfy on a timely basis all conditions in the financing documents and the facility agreement that are within its control, (iv) cause the providers of the debt financing to fund the debt financing at or prior to the closing, (v) cause the sponsors to fund the equity financing at or prior to the closing, and (vi) draw upon and consummate the financing at or prior to the closing.

If any portion of the debt financing becomes unavailable on the terms and conditions contemplated in the debt commitment letter or the facility agreement, Parent will promptly so notify the Company, and each of Parent and Merger Sub will use its reasonable best efforts to arrange to obtain alternative debt financing from the same or alternate sources, as promptly as practicable following the occurrence of such event, on terms and conditions not materially less favorable, in the aggregate, to Parent and Merger Sub than those contained in the debt commitment letter or the facility agreement and any related fee letter, in an amount sufficient to consummate the merger and other transactions contemplated under the merger agreement, and to enter into new definitive agreements with respect to such alternative debt financing and Parent will deliver to the Company as promptly as practicable after such execution, a true and complete copy of each such alternative debt financing document.

Parent and Merger Sub will not agree to any amendments or modifications to, or grant any waivers of, any condition or other provision under the financing documents, the facility agreement or the alternative debt financing documents, as applicable, without the prior written consent of the Company if such amendments, modifications or waivers would (i) reduce the aggregate amount of the financing or the alternative debt financing, as applicable, or (ii) impose new or additional conditions that would reasonably be expected to (A) prevent or materially delay the ability of Parent or Merger Sub to consummate the merger and the other transactions contemplated by the merger agreement or (B) adversely impact in any material respect the ability of Parent or Merger Sub to enforce its rights against the other parties to the financing documents, the facility agreement or the alternative debt financing documents, as applicable.

The Company will, and will cause its subsidiaries to, and will use its reasonable best efforts to cause its representatives to use their reasonable best efforts to, provide (each at Parent’s sole expense) such reasonable cooperation as may be requested by Parent in connection with the financing, provided that such requested cooperation is consistent with applicable law, does not unreasonably interfere with the operations of the Company and its subsidiaries and is customary in connection with the arrangement of the financing. Parent will, promptly upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs incurred by the Company or any of its subsidiaries in connection with such cooperation requested by Parent.

Parent will indemnify and hold harmless the Company, its subsidiaries and their respective representatives for and against any and all losses suffered or incurred by them in connection with the arrangement of the debt financing and any information utilized in connection therewith (other than information provided in writing by the Company or its subsidiaries specifically for use in connection therewith).

Obligation of Parent

At the special meeting of the Company’s stockholders (including any adjournments or postponements thereof) to be held to consider adoption of the merger agreement and any other meeting of the stockholders of the Company called to seek the stockholder approvals or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the merger agreement, the merger or any other transactions contemplated is sought, Parent will, and will cause its direct or indirect stockholders and their respective affiliates, to vote their beneficially owned shares in favor of granting the stockholder approvals.

Conditions to the Merger

The consummation of the merger is subject to the satisfaction or written waiver by Parent, Merger Sub and the Company at or prior to the effective time of the merger of the following conditions:

•	the requisite stockholder approval of the merger have been obtained;

•

no governmental authority have enacted, issued, promulgated, enforced or entered any law or order which is then in effect and has the effect of enjoining, restraining, prohibiting or otherwise making illegal the consummation of the transactions contemplated by the merger agreement; and

•	the parties have made all necessary filings under the PRC Anti-Monopoly Law and have received, if necessary, clearance under the PRC Anti-Monopoly Law approving the merger.

The obligations of Parent and Merger Sub to consummate the merger are also subject to the satisfaction or written waiver at or prior to the effective time of the merger of the following conditions:

•

(i) the representations and warranties of the Company relating to capitalization (subject to de minimis exception that do not, individually or in the aggregate, increase the aggregate amount of the merger consideration by more than US$250,000), (ii) the representations and warranties of the Company relating to organization and qualification, authority relative to the merger agreement, requisite stockholder approval, opinion of financial advisor, brokers and compliance with anti-corruption and trade sanction laws, and (iii) the other representations and warranties of the Company contained in the merger agreement being true and correct (without giving effect to any materiality or material adverse effect qualifications therein) as of the date of the merger agreement and as of the closing date (except that representations and warranties that are expressly made as of a specific date shall be true and correct as of such specific date), except in the case of clause (iii) above only, where the failure to be true and correct does not constitute a material adverse effect, and Parent will have received a certificate signed by an executive officer of the Company to such effect;

•

the Company having performed in all material respects all obligations required by the merger agreement to be performed by it at or before the effective time of the merger, and Parent will have received a certificate signed by an executive officer of the Company to such effect; and

•	since the date of the merger agreement, no Company Material Adverse Effect having occurred.

The obligations of the Company to consummate the merger are subject to the satisfaction, or waiver by the Company at or prior to the effective time of the merger of the following conditions:

•

the representations and warranties of Parent and Merger Sub contained in the merger agreement being true and correct (without giving effect to any materiality qualifications therein) as of the date of the merger agreement and as of the closing date (except that representations and warranties that are expressly made as of a specific date shall be true and correct as of such specific date), except where the failure to be true and correct does not, individually or in the aggregate, prevent or materially adversely affect the ability of Parent or Merger Sub to consummate the transactions contemplated by the merger agreement, and the Company will have received a certificate signed by an executive officer of Parent to such effect; and

•

Parent and Merger Sub having performed in all material respects all obligations required by the merger agreement to be performed by them at or before the effective time of the merger, and the Company will have received a certificate signed by an executive officer of Parent to such effect.

Termination

The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after receipt of the requisite stockholder approval of the merger (except for termination in connection with the entry into an alternative acquisition agreement with respect to a superior proposal which must occur prior to receipt of the requisite stockholder approval):

•	by mutual written consent of the Company and Parent;

•	by either of the Company or Parent, if:

•

the merger is not consummated by the end date; provided that this termination right is not available to a party if the failure of such party to fulfill any of its obligations under the merger agreement or other intentional breach is the material cause or contributing factor to the failure of the closing to occur by that date;

•

any law or order which has the effect of enjoining, restraining, prohibiting or otherwise making illegal the consummation of the transactions contemplated by the merger agreement becomes final and nonappealable; provided, that this termination right is not available to a party if the failure of such party to fulfill any of its obligations under the merger agreement or other intentional breach is the material cause or contributing factor to the issuance of such final, nonappealable law or order; or

•	our stockholders do not adopt the merger agreement at the special meeting or any adjournment or postponement thereof.

•	by the Company:

•

upon a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement under the merger agreement, or if any representation or warranty of Parent and Merger Sub becomes untrue, in either case such that the conditions to the obligations of the Company would not be satisfied and such breach cannot be cured by Parent or Merger Sub by the end date or, if capable of being cured, has not been cured within ten business days following receipt by Parent of written notice from the Company of such breach or before the end date; provided that this termination right is not available to the Company if a material breach of the merger agreement by the Company is the material cause or contributing factor to the failure of such condition to be satisfied;

•	prior to the receipt of the requisite stockholder approval of the merger, in order to enter into an alternative acquisition agreement with respect to a superior proposal; or

•

if (i) all the closing conditions to the obligations of Parent and Merger Sub have been satisfied or waived by Parent, (ii) Parent fails to fund the exchange fund within three business days following the date on which the closing was required to have occurred pursuant to the merger agreement, and (iii) the Company has irrevocably notified Parent in writing that all the closing conditions to the obligations of the Company have been satisfied at the closing or waived by the Company and it stands ready, willing and able to consummate the merger during such period.

•	by Parent, if:

•

upon a breach by the Company of any representation, warranty, covenant or agreement under the merger agreement, or if any representation or warranty of the Company becomes untrue, in either case such that the conditions to the obligations of Parent and Merger Sub would not be satisfied and such breach cannot be cured by the Company by the end date or, if capable of being cured, has not been cured within ten business days following receipt by the Company of written notice from Parent of such breach or before the end date; provided that this termination right is not available to Parent if a material breach of the merger agreement by Parent is the material cause or contributing factor to the failure of such condition to be satisfied;

•

if (i) prior to the receipt of the requisite stockholder approval of the merger, there has been a change of recommendation, (ii) a tender or exchange offer for the common stock of the Company that constitutes an acquisition proposal (whether or not a superior proposal) is commenced by a person unaffiliated with Parent or any Rollover Stockholder and, within five business days after the public announcement of the commencement of such acquisition proposal, the Company has not filed a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act recommending that the stockholders of the Company reject such acquisition proposal and not tender any shares of Company common stock into such tender or exchange offer, or (iii) at any time after receipt or public announcement of an acquisition proposal, our board of directors fails to reaffirm its recommendation that the stockholders of the Company adopt the merger agreement within five business days after receipt of any written request to do so from Parent; or

•

there is an intentional and material breach by the Company of its covenants relating to holding the stockholders’ meeting and submitting the merger agreement to the stockholders for approval at such meeting, non-solicitation of acquisition proposals and making and changing its recommendation to stockholders under certain conditions.

As used in this proxy statement, the term “end date” means February 12, 2014, which date will be automatically extended to the date that is three months after such date, to the extent necessary to satisfy the condition relating to the antitrust approval and so long as all other conditions have been satisfied or will be capable of being satisfied.

Termination Fees and Reimbursement of Expenses

The Company is required to pay Parent a termination fee of US$18 million in the event the merger agreement is terminated:

•

by Parent, upon a breach by the Company of any representation, warranty, covenant or agreement under the merger agreement, or if any representation or warranty of the Company becomes untrue, in either case such that the conditions to the obligations of Parent and Merger Sub would not be satisfied and such breach cannot be cured by the Company by the end date or, if capable of being cured, has not been cured within ten business days following receipt by the Company of written notice from Parent of such breach or before the end date;

•

by Parent, if (i) prior to the receipt of the requisite stockholder approval of the merger, there has been a change of recommendation, (ii) a tender or exchange offer for the common stock of the Company that constitutes an acquisition proposal (whether or not a superior proposal) is commenced by a person unaffiliated with Parent or any Rollover Stockholder and, within five business days after the public announcement of the commencement of such acquisition proposal, the Company has not filed a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act recommending that the stockholders of the Company reject such acquisition proposal and not tender any shares of Company common stock into such tender or exchange offer, or (iii) at any time after receipt or public announcement of an acquisition proposal, our board of directors fails to reaffirm its recommendation that the stockholders of the Company adopt the merger agreement within five business days after receipt of any written request to do so from Parent;

•

by Parent, there is an intentional and material breach on the part of the Company of covenants relating to the stockholders’ meeting of the Company, no solicitation of transactions and change of recommendation;

•

by the Company, if our stockholders do not adopt the merger agreement at the special meeting or any adjournment or postponement thereof, but only if at the time of such termination, Parent has the right to terminate the merger agreement pursuant the above three items;

•	by the Company, prior to the receipt of the requisite stockholder approval of the merger, in order to enter into an alternative acquisition agreement with respect to a superior proposal; or

•

by Parent or the Company, (i) due to the fact that (x) the merger is not consummated by the end date, or (y) our stockholders do not adopt the merger agreement at the special meeting or any adjournment or postponement thereof, (ii) at any time between the date of the merger agreement and such termination a third party has publicly disclosed (or solely in the case of termination due to sub-clause (i)(x) above, otherwise communicated to our board of directors (or any committee thereof composed solely of independent directors, including the special committee)) a bona fide acquisition proposal, and (iii) within nine months following such termination, the Company enters into a definitive agreement with respect to, recommends to its stockholders, or consummates, any acquisition proposal.

Parent is required to pay the Company a termination fee in the event the merger agreement is terminated by the Company:

•

upon a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement under the merger agreement, or if any representation or warranty of Parent and Merger Sub becomes untrue, in either case such that the conditions to the obligations of the Company would not be satisfied and such breach cannot be cured by Parent or Merger Sub by the end date or, if capable of being cured, has not been cured within ten business days following receipt by Parent of written notice from the Company of such breach or before the end date, with the termination fee being in the amount of:

▪	US$36 million, if such breach by Parent or Merger Sub is a willful breach (as defined below under “The Merger Agreement—Termination Fees and Reimbursement of Expenses”); or

▪	US$18 million, in any other circumstance giving rise to the termination mentioned above; or

•

if (i) all the closing conditions to the obligations of Parent and Merger Sub have been satisfied or waived by Parent, (ii) Parent fails to fund the exchange fund within three business days following the date on which the closing was required to have occurred pursuant to the merger agreement, and (iii) the Company has irrevocably notified Parent in writing that all the closing conditions to the obligations of the Company have been satisfied at the closing or waived by the Company and it stands ready, willing and able to consummate the merger during such period, with the termination fee being in the amount of:

▪

US$36 million, if (i) Parent’s failure to fund the exchange fund is due to the proceeds of the debt financing not being available, where such unavailability is a result of (x) any willful breach by Parent or Merger Sub of the representations, warranties, covenants or agreements contained in the merger agreement, or (y) any breach by the buyer group parties or any of their respective affiliates (other than the Company and its subsidiaries) of any of the rollover agreements, additional rollover agreements, the voting agreement, the consortium agreement, the debt commitment letter and the equity commitment letters, or (ii) Parent fails to fund the exchange fund when and if the proceeds of the debt financing are available to be drawn down; or

▪	US$18 million, in any other circumstance giving rise to the termination mentioned above.

The Company is required to reimburse Parent and its affiliates for 100% of their documented out-of-pocket expenses up to US$5 million actually incurred by any of them in connection with the merger agreement and the transactions contemplated thereunder, in the event the merger agreement is terminated:

•

by Parent, upon a breach by the Company of any representation, warranty, covenant or agreement under the merger agreement, or if any representation or warranty of the Company becomes untrue, in either case such that the conditions to the obligations of Parent and Merger Sub would not be satisfied and such breach cannot be cured by the Company by the end date or, if capable of being cured, has not been cured within ten business days following receipt by the Company of written notice from Parent of such breach or before the end date;

•

by Parent, if (i) prior to the receipt of the requisite stockholder approval of the merger, there has been a change of recommendation, (ii) a tender or exchange offer for the common stock of the Company that constitutes an acquisition proposal (whether or not a superior proposal) is commenced by a person unaffiliated with Parent or any Rollover Stockholder and, within five business days after the public announcement of the commencement of such acquisition proposal, the Company has not filed a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act recommending that the stockholders of the Company reject such acquisition proposal and not tender any shares of Company common stock into such tender or exchange offer, or (iii) at any time after receipt or public announcement of an acquisition proposal, our board of directors fails to reaffirm its recommendation that the stockholders of the Company adopt the merger agreement within five business days after receipt of any written request to do so from Parent;

•

by Parent, there has been an intentional and material breach on the part of the Company of covenants relating to the stockholders’ meeting of the Company, no solicitation of transactions and change of recommendation;

•	by the Company under any of the circumstances in which Parent solely has a right to terminate the merger agreement;

•	by the Company, prior to the receipt of the requisite stockholder approval of the merger, in order to enter into an alternative acquisition agreement with respect to a superior proposal.

Parent is required to reimburse the Company and its affiliates for 100% of their documented out-of-pocket expenses up to US$5 million actually incurred by any of them in connection with the merger agreement and the transactions contemplated thereunder, in the event the merger agreement is terminated:

•

by the Company, upon a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement under the merger agreement, or if any representation or warranty of Parent and Merger Sub becomes untrue, in either case such that the conditions to the obligations of the Company would not be satisfied and such breach cannot be cured by Parent or Merger Sub by the end date or, if capable of being cured, has not been cured within ten business days following receipt by Parent of written notice from the Company of such breach or before the end date; or

•

by the Company, if (i) all the closing conditions to the obligations of Parent and Merger Sub have been satisfied or waived by Parent, (ii) Parent fails to fund the exchange fund within three business days following the date on which the closing was required to have occurred pursuant to the merger agreement, and (iii) the Company has irrevocably notified Parent in writing that all the closing conditions to the obligations of the Company have been satisfied at the closing or waived by the Company and it stands ready, willing and able to consummate the merger during such period; or

•	by Parent, at the time of such termination, the Company had the right to terminate the merger agreement pursuant to any of the above two items.

Fees and Expenses

All fees and expenses incurred in connection with the merger agreement, the merger and the other transactions contemplated thereby, other than fees and expenses described under the section entitled “The Merger Agreement—Termination Fees and Reimbursement of Expenses” above, will be paid by the party incurring such fees and expenses, whether or not the merger or any of the transactions contemplated by the merger agreement are consummated.

Remedies

The Company’s right to terminate the merger agreement and receive payment of (i) a termination fee of either US$18 million or US$36 million from Parent, (ii) any reimbursement of costs and expenses pursuant to the merger agreement, and/or (iii) any amount in respect of which it is indemnified by Parent in connection with financing assistance provided by it pursuant to the merger agreement, as may be applicable, is the sole and exclusive remedy of the Company against Parent, Merger Sub, their respective affiliates or financing sources for any loss or damage suffered as a result of any such breach or failure to perform under the merger agreement or other failure of the merger to be consummated.

Subject to any equitable remedies Parent may be entitled to, Parent’s right to receive payment of (i) a termination fee of US$18 million, and/or (ii) any reimbursement of costs and expenses pursuant to the merger agreement, as may be applicable, is the sole and exclusive remedy of Parent and Merger Sub against the Company for any loss or damage suffered as a result of any such breach or failure to perform under the merger agreement or other failure of the merger to be consummated.

Parent and Merger Sub are entitled to specific performance of the terms under the merger agreement, including an injunction or injunctions to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement. The Company is not entitled to an injunction or injunctions to prevent breaches of the merger agreement by Parent or Merger Sub or any remedy to enforce specifically the terms and provisions of the merger agreement.

Amendment; Waiver of Conditions

The merger agreement may be amended with the approval of the respective boards of directors of the parties at any time before the effective time of the merger. After receipt of the requisite stockholder approval, no amendment that requires further approval by the stockholders of the Company will be made if such approval has not been obtained. In addition, any amendment, waiver or other modification that is adverse to the financing sources will require the prior written consent of the financing sources for the debt financing.

At any time before the consummation of the merger, each of the parties to the merger agreement may waive compliance with any of the agreements or conditions contained in the merger agreement to the extent permitted by applicable law.

COMMON STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN

BENEFICIAL OWNERS

The following table sets forth information regarding beneficial ownership of Company common stock, as of November 14, 2013, the record date for the special meeting, (i) by each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common stock; (ii) by each of our current directors; (iii) by each of our named executive officers and (iv) by all of our executive officers and directors as a group. Information concerning beneficial ownership was obtained from publicly available filings.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock underlying options, warrants or other securities held by that person that are currently exercisable or convertible or that are exercisable or convertible within 60 days after the measurement date are deemed beneficially owned and outstanding, but such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The following table is based on information supplied by officers, directors and principal stockholders and on Schedules 13D and 13G filed with the SEC. Except as otherwise indicated, we believe that the beneficial owners of our common stock listed below have sole investment and voting power with respect to their shares, subject to community property laws or similar principles. Unless otherwise specified, the address of each of the persons set forth below is in care of AsiaInfo-Linkage, Inc., 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, China.

Name & Address of Beneficial Owner	Office, if Any	Amount & Nature of Beneficial Ownership		Percent of Class(1)
Jian (James) Ding	Co-Chairman of the Board	1,005,884	(2)	1.4%
Suning (Edward) Tian	Director	6,746,373	(3)	9.2%
Yungang Lu	Director	55,455	(4)	*
Davin A. Mackenzie	Director	35,355	(5)	*
Thomas J. Manning	Director	17,355	(6)	*
Steve Zhang	Director, President and Chief Executive Officer	367,404	(7)	*
Libin Sun	Executive Co-Chairman of the Board	12,555,625	(8)	17.2%
Xiwei Huang	Director	13,394	(9)	*

Name & Address of Beneficial Owner	Office, if Any	Amount & Nature of Beneficial Ownership		Percent of Class(1)
Sean Shao	Director	26,342	(10)	*
Jun (Michael) Wu	Executive Vice President and Chief Financial Officer	86,500	(11)	*
Yadong Jin	Executive Vice President, Chief Technology Officer and General Manager of Marketing	97,334	(12)	*
Guoxiang Liu	Executive Vice President	208,226	(13)	*
All officers and directors as a group (12 persons named above)		21,215,247		28.9%
FMR LLC Edward C. Johnson 3d 82 Devonshire Street, Boston, MA, 02109		7,989,274	(14)	11.0%
Brandes Investment Partners, L.P., Brandes Investment Partners, Inc., Brandes Worldwide Holdings, L.P. and Charles H. Brandes 11988 El Camino Real, Suite 600, San Diego, CA 92130		3,801,160	(15)	5.2%

*	Less than 1%.
(1)	Calculated based on 73,038,788 shares of Company common stock as of the record date that are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each beneficial owner above, any options exercisable within 60 days and any restricted stock units vested within 60 days have been included in the denominator.
(2)	Includes 909,884 shares of Company common stock held directly by Mr. Jian (James) Ding, and 96,000 shares held in New Media China Investment I, Ltd., which is wholly owned by Mr. Ding.
(3)	Includes 3,160,726 shares of Company common stock held directly by Dr. Suning (Edward) Tian, 4,000 shares held in a revocable trust for the benefit of Dr. Tian’s daughter, Stephanie Tian, 1,493,943 shares held by PacificInfo Limited, which is wholly owned by Dr. Tian and 2,087,704 shares held by Dr. Tian’s wife, Jean Qin Kong.
(4)	Includes 35,455 shares of Company common stock held directly by Mr. Yungang Lu, and 20,000 shares issuable upon exercise of options held by Mr. Lu.
(5)	Includes 35,355 shares of Company common stock held directly by Mr. Davin Mackenzie.
(6)	Includes 17,355 shares of Company common stock held directly by Mr. Thomas J. Manning.
(7)	Includes 104,904 shares of Company common stock held directly by Mr. Steve Zhang, and 262,500 shares issuable upon the exercise of options held by Mr. Zhang.
(8)	Includes 12,555,625 shares of Company common stock held directly by LT International Limited, which is wholly owned by Mr. Libin Sun, and 2,000,000 shares of Company common stock are pledged to financial institutions as security for loans to Mr. Sun.
(9)	Includes 13,394 shares of Company common stock held directly by Dr. Xiwei Huang.
(10)	Includes 26,342 shares of Company common stock held directly by Mr. Sean Shao.
(11)	Includes 42,500 shares of Company common stock held directly by Mr. Jun (Michael) Wu, and 44,000 shares issuable upon exercise of options held by Mr. Wu.

(12)	Includes 53,334 shares of Company common stock held directly by Mr. Yadong Jin, and 44,000 shares issuable upon exercise of options held by Mr. Jin.
(13)	Includes 164,226 shares of Company common stock held directly by Mr. Guoxiang Liu, and 44,000 shares issuable upon exercise of options held by Mr. Liu.
(14)	Includes 2,264,705 shares of Company common stock owned by Fidelity Management & Research Company (“Fidelity”), 496,811 shares of our common stock owned by Impresa Fund III Limited Partnership (“Impresa”), and 5,227,758 shares owned by FIL Limited (“FIL”). Edward C. Johnson 3d and FMR LLC, through control of Fidelity, each has sole power to dispose the 2,264,705 shares owned by Fidelity. Northern Neck Investors LLC, a registered investment adviser, is the general partner of Impresa and is owned, directly or indirectly, by various shareholders and employees of Fidelity, including certain members of the family of Edward C. Johnson 3d. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock normally representing more than 25% and less than 50% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC and FIL are separate and independent corporate entities, and their boards of directors are generally composed of different individuals.
(15)	3,801,160 shares are deemed to be beneficially owned by Brandes Investment Partners L.P., and Brandes Investment Partners, Inc, Brandes Worldwide Holdings, LP, and Charles Brandes, as control persons of the investment adviser, Brandes Investment Partners, L.P.

Changes in Control

Except for the proposed merger, there are currently no other arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

COMMON STOCK TRANSACTION INFORMATION

The Company has not made any underwritten public offering of Company common stock for cash during the past three years that was registered under the Securities Act or exempt from registration under Regulation A of the Securities Act.

On January 30, 2011, the Company announced the authorization of a stock repurchase program, under which the Company may, from time to time for a period of twelve months, depending on market conditions, share price and other factors, make one or more purchases, on the open market or in privately negotiated transactions, of up to US$60.0 million in the aggregate value of the Company’s outstanding common stock. As of June 30, 2011, the Company repurchased 3,166,500 shares of its common stock at a total cost of approximately US$60.0 million pursuant to this repurchase program. The Company has determined that it has completed the repurchases pursuant to the program. No stock was repurchased by the Company during 2012 and 2013. All common stock repurchased by the Company has become part of its treasury stock. The table below is a summary of Company common stock repurchased by us during the year ended December 31, 2011.

Period	Total Number of Shares Purchased	Average Price Paid per Share (US$)	Total Dollar Value of Shares Purchased as Part of Publicly Announced Plans or Programs (in thousands of US$)	Maximum Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs (in thousands of US$)
January 1, 2011 to January 31, 2011	—	—	—	60,000
February 1, 2011 to February 28, 2011	—	—	—	60,000
March 1, 2011 to March 31, 2011	248,900	19.9123	4,956	55,044
April 1, 2011 to April 30, 2011	773,200	19.4529	15,041	40,003
May 1, 2011 to May 31, 2011	1,284,200	19.4674	25,000	15,003
June 1, 2011 to June 30, 2011	860,200	17.4378	15,000	3

The following table shows purchases of Company common stock during the past two years effected by the members of the buyer group parties, showing the number of shares of Company common stock purchased, the range of prices paid for those shares and the average price paid per quarter:

Buyer Group Party	Quarter	Total Number of Shares Purchased	Price Range of Prices Paid (US$)	Average Price Paid per Share (US$)
Jian (James) Ding	3rd, 2011	27,300	10.9529	10.9529
Suning (Edward) Tian	3rd, 2011	97,000	8.9885-10.96	9.9743
Power Joy	4th, 2011	3,282,800	6.9867-11.1198	8.3391

Other than the transactions listed above in this section and Company common stock acquired pursuant to options to purchase shares of Company common stock and restricted stock units, there have been no prior stock purchases of Company common stock by any member of the buyer group parties during the past two years.

APPRAISAL RIGHTS

Under the DGCL, holders of shares of Company common stock who follow the procedures set forth in Section 262 of the DGCL will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of those shares, exclusive of any element of value arising from the accomplishment or expectation of the merger. In order to exercise and perfect appraisal rights, a record holder of shares of Company common stock must comply with the conditions established by Section 262 of the DGCL, which are summarized below, properly and in a timely manner.

Section 262 of the DGCL is reprinted in its entirety as Annex I to this proxy statement. Set forth below is a summary description of Section 262 of the DGCL. The following summary describes certain aspects of Section 262 of the DGCL, and the law relating to appraisal rights, but it is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Annex I. Except as otherwise noted, all references in Section 262 of the DGCL and this summary to “stockholder” are to the record holder of shares of Company common stock. Failure to comply strictly with the procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights.

Under Section 262 of the DGCL, when a merger agreement relating to a proposed merger is to be submitted for adoption at a meeting of stockholders, as in the case of the special meeting, the corporation, not less than 20 days prior to such meeting, must notify each of its stockholders who was a stockholder on the record date for notice of such meeting with respect to such shares for which appraisal rights are available, that appraisal rights are so available, and must include in each such notice a copy of Section 262 of the DGCL. This proxy statement constitutes such notice to the holders of Company common stock and Section 262 of the DGCL is attached to this proxy statement as Annex I and incorporated herein by reference. Any stockholder who wishes to exercise such appraisal rights or who wishes to preserve his or her right to do so should review the following discussion and Annex I carefully, because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights under the DGCL.

If you wish to exercise appraisal rights you must not vote for the adoption of the merger agreement and must deliver to the Company, before the vote on the proposal to adopt the merger agreement, a written demand for appraisal of your shares of Company common stock. If you sign and return a proxy card or vote by submitting a proxy by telephone or the Internet, without abstaining or expressly directing that your shares of Company common stock be voted against the adoption of the merger agreement, you will effectively waive your appraisal rights because such shares represented by the proxy will be voted for the adoption of the merger agreement. Accordingly, if you desire to exercise and perfect appraisal rights with respect to any of your shares of Company common stock, among other things, you must either refrain from executing and returning the enclosed proxy card and from voting in person, or submitting a proxy by telephone or the Internet, in favor of the proposal to adopt the merger agreement or check either the “against” or the “abstain” box next to the proposal on such card or vote in person or by submitting a proxy by telephone or the Internet, against the proposal or register in person an abstention with respect thereto. A vote or proxy against the adoption of the merger agreement will not, in and of itself, constitute a demand for appraisal.

A demand for appraisal will be sufficient if it reasonably informs the Company of the identity of the stockholder and that such stockholder intends thereby to demand appraisal of such stockholder’s shares of Company common stock. This written demand for appraisal must be separate from any proxy or vote abstaining from or voting against the adoption of the merger agreement. If you wish to exercise your appraisal rights you must be the record holder of such shares of Company common stock on the date the written demand for appraisal is made and you must continue to hold such shares through the effective time of the merger. Accordingly, a stockholder who is the record holder of shares of Company common stock on the date the written demand for appraisal is made, but who thereafter transfers such shares prior to the effective time of the merger, will lose any right to appraisal in respect of such shares.

Only a holder of record of Company common stock is entitled to assert appraisal rights for such shares of Company common stock registered in that holder’s name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as the holder’s name appears on the stock certificates or in the case of uncertificated shares, as the holder’s name appears on the stock ledger, and must state that such person intends thereby to demand appraisal of his, her or its shares. If the shares are owned of record in a fiduciary capacity, such as by a broker, dealer, commercial bank, trust company or other nominee, execution of the demand for appraisal should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one for two or more joint owners, may execute the demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, it, he or she is acting as agent for such owner or owners.

A record holder such as a broker, dealer, commercial bank, trust company or other nominee who holds shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of Company common stock held for one or more beneficial owners while not exercising such rights with respect to the shares held for other beneficial owners; in such case, the written demand should set forth the number of shares as to which appraisal is sought. If the number of shares of Company common stock is not expressly stated, the demand will be presumed to cover all shares held in the name of the record owner. If a beneficial owner holds shares in an account with a broker, dealer, commercial bank, trust company or other nominee and wishes to exercise appraisal rights, the beneficial owner is urged to consult with the broker, dealer, commercial bank, trust company or other nominee to determine the appropriate procedures for the making of a demand for appraisal and must act promptly to cause the record holder to follow the required steps promptly and in a timely manner to perfect appraisal rights.

All written demands for appraisal of shares of Company common stock must be mailed or delivered to: AsiaInfo-Linkage, Inc., 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, PRC, Attn: Corporate Secretary.

Within ten days after the effective time of the merger, we will notify each stockholder who properly perfected appraisal rights under Section 262(d)(1) of the DGCL and has not voted for the adoption of the merger agreement of the effective time of the merger. Within 120 days after the effective time of the merger, but not thereafter, we or any stockholder who has complied with the required conditions of Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Court of Chancery, with a copy served on the Company in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares of Company common stock of all dissenting stockholders. If no such petition is filed, appraisal rights will be lost for all stockholders who had previously demanded appraisal of their shares. We are not under any obligation, and we have no present intention, to file a petition with respect to appraisal of the fair value of the shares. Accordingly, if you wish to exercise your appraisal rights, you should regard it as your obligation to take all steps and initiate any petitions necessary to perfect your appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.

Within 120 days after the effective time of the merger, any stockholder who has complied with the provisions of Section 262 of the DGCL will be entitled, upon written request, to receive from us a statement setting forth the aggregate number of shares of Company common stock not voted in favor of the adoption of the merger agreement and with respect to which demands for appraisal were received by us, and the number of holders of such shares. Such statement must be mailed within ten days after the written request therefor has been received by us or within ten days after expiration of the period for delivery of appraisal demands, whichever is later. A person who is the beneficial owner of Company common stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file an appraisal petition or request from us the statement described in this paragraph.

If a petition for an appraisal is timely filed by a stockholder and a copy thereof served upon us, we will then be obligated, within 20 days after such service, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of the stockholders who have demanded appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the Court of Chancery, the Court of Chancery is empowered to conduct a hearing on such petition to determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. The Court of Chancery may require the stockholders who demanded appraisal rights of their shares of Company common stock and who hold stock represented by certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceeding; and if any stockholder fails to comply with such direction, the Court of Chancery may dismiss the proceedings as to such stockholder.

After the Court of Chancery determines which stockholders are entitled to appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Court of Chancery shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court of Chancery shall take into account all relevant factors. Unless the Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective time of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time of the merger and the date of payment of the judgment. If you are considering seeking appraisal, you should be aware that the fair value of your shares as determined under Section 262 of the DGCL could be more than, the same as or less than the merger consideration you would otherwise be entitled to receive pursuant to the merger agreement if you did not seek appraisal of your shares and that investment banking opinions as to the fairness from a financial point of view of the merger consideration payable in the merger are not necessarily opinions as to fair value under Section 262 of the DGCL. Moreover, we do not anticipate offering more than the merger consideration to any stockholder exercising appraisal rights, and we reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, the “fair value” of a share of Company common stock is less than the merger consideration. In determining “fair value” of shares, the Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court has stated that such factors could include “market value, asset value, dividends, earning prospects, the nature of the enterprise and any other facts which were known or which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation.” In Weinberger, the Delaware Supreme Court stated, among other things, that “proof of value by any techniques or methods generally considered acceptable in the financial community and otherwise admissible in court” should be considered in an appraisal proceeding.

The costs of the appraisal proceeding (which do not include attorneys’ fees or expert fees or expenses) may be determined by the Court of Chancery and taxed upon the parties as the Court of Chancery deems equitable. Each dissenting stockholder is responsible for his or her attorneys’ and expert witness fees and expenses, although, upon application of a dissenting stockholder, the Court of Chancery may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including without limitation reasonable attorneys’ fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the shares entitled to appraisal.

Any stockholder who has duly demanded and perfected an appraisal in compliance with Section 262 of the DGCL will not, after the effective time of the merger, be entitled to vote his or her shares for any purpose or be entitled to the payment of dividends or other distributions thereon, except dividends or other distributions payable to holders of record of shares of Company common stock as of a date prior to the effective time of the merger.

At any time within 60 days after the effective time of the merger, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party will have the right to withdraw his or her demand for appraisal and to accept the cash payment for his or her shares pursuant to the merger agreement. After this period, a stockholder may withdraw his or her demand for appraisal only with our written consent. If no petition for appraisal is filed with the Court of Chancery within 120 days after the effective time of the merger, stockholders’ rights to appraisal will cease and all holders of shares of Company common stock will be entitled to receive the consideration offered pursuant to the merger agreement. No petition timely filed in the Court of Chancery demanding appraisal will be dismissed as to any stockholder without the approval of the Court of Chancery and such approval may be conditioned on such terms as the Court of Chancery deems just; provided, however, that any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the merger consideration offered pursuant to the merger agreement within 60 days after the effective time of the merger.

If you properly demand appraisal of your shares of Company common stock under Section 262 of the DGCL and you fail to perfect, or effectively withdraw or lose, your right to appraisal, as provided in the DGCL, your shares of Company common stock will be converted into the right to receive the merger consideration.

If you desire to exercise your appraisal rights, you must not vote for adoption of the merger agreement and must strictly comply with the procedures set forth in Section 262 of the DGCL.

Failure to take any required step in connection with the exercise of appraisal rights will result in the termination or waiver of such rights.

In view of the complexity of Section 262 of the DGCL, stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

SELECTED FINANCIAL INFORMATION

Selected Historical Financial Information

Set forth below is certain selected historical consolidated financial data relating to the Company. The financial data has been derived from the audited financial statements filed as part of our Annual Report on Form 10-K for the year ended December 31, 2012 and the unaudited financial statements filed as part of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013. The information set forth below is not necessarily indicative of future results and should be read in conjunction with the financial statements and the related notes and other financial information contained in such Form 10-K and Form 10-Q. See “Where You Can Find More Information.”

	Nine Months Ended September 30,		Year Ended December 31,
	2013	2012	2012	2011
	(US$ in thousands, except per share amounts)
Statement of Operations Data:
Total revenues	$426,423	$382,189	$547,872	$480,984
Gross profit	160,381	146,403	214,108	207,889
(Loss) income from continuing operations	(263,433)	14,659	29,724	72,896
Income (loss) from discontinued operations, net of income tax	1,153	(8)	229	90
Net (loss) income	(262,280)	14,651	29,953	72,986
Earnings per share:
Net (loss) income from continuing operations attributable to AsiaInfo-Linkage, Inc. common stockholders (basic)	$(3.58)	$0.24	$0.45	$1.02
Net (loss) income from continuing operations attributable to AsiaInfo-Linkage, Inc. common stockholders (diluted)	(3.58)	0.24	0.45	1.01
Net income (loss) from discontinued operations attributable to AsiaInfo-Linkage, Inc. common stockholders (basic)	0.02	0.00	0.00	0.00
Net income (loss) from discontinued operations attributable to AsiaInfo-Linkage, Inc. common stockholders (diluted)	0.02	0.00	0.00	0.00
Net (loss) income attributable to AsiaInfo-Linkage, Inc. common stockholders (basic)	(3.56)	0.24	0.45	1.02
Net (loss) income attributable to AsiaInfo-Linkage, Inc. common stockholders (diluted)	(3.56)	0.24	0.45	1.01
Balance Sheet Data (at period end):
Total current assets	$735,739	$631,342	$683,991	$643,673
Total non-current assets	296,966	605,752	598,332	626,488
Total assets	1,032,705	1,237,094	1,282,323	1,270,161
Total current liabilities	240,041	216,626	247,453	264,488
Total long term liabilities	20,828	27,234	20,018	28,375
Redeemable noncontrolling interest	(5,450)	(2,932)	(3,488)	385
Total equity	777,286	996,166	1,018,340	976,913

Ratio of Earnings to Fixed Charges

	September 30, 2013	December 31, 2012	December 31, 2011
Ratio of Earnings to Fixed Charges(1)	N/A	1582.21	N/A

(1)	In calculating the ratio of earnings to fixed charges, the Company used the following definitions:

•

The term “fixed charges” means the sum of the following: (a) interest expense and capitalized; (b) amortized premiums, discounts, and capitalized expenses related to indebtedness; (c) an estimate of the interest within rental expense; and (d) preference security dividend requirements of consolidated subsidiaries.

•

The term “earnings” is the amount resulting from adding the following items: (a) pre-tax income from continuing operations before adjustment for income or loss from equity investees; (b) fixed charges; (c) amortization of capitalized interest, (d) distributed income of equity investees; and (e) the Company’s share of pre-tax losses of equity investees for which charges arising from guarantees are included in fixed charges, and subtracting the following items: (i) interest capitalized; (ii) preference security dividend requirements of consolidated subsidiaries; and (iii) the minority interest in pre-tax income of subsidiaries that have not incurred fixed charges.

The Ratio of Earnings to Fixed Charges should be read in conjunction with the Consolidated Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations filed with the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the relevant periods.

Net Book Value per Share of Company Common Stock

The net book value per diluted share of Company common stock as of September 30, 2013 and December 31, 2012 was US$10.67 and US$13.99, respectively, computed by dividing stockholders’ equity at the end of such period by the weighted average number of shares of Company common stock outstanding.

No separate financial information is provided for Parent because Parent is a newly formed entity formed in connection with the merger and has no independent operations. No pro forma data giving effect to the merger has been provided. The Company does not believe that such information is material to stockholders in evaluating the proposed merger and merger agreement because (i) the proposed merger consideration is all-cash, and (ii) if the merger is completed, Company common stock will cease to be publicly traded.

MARKET PRICE AND DIVIDEND INFORMATION

The Company common stock is listed for trading on the NASDAQ Global Market under the symbol “ASIA.” The following table sets forth the quarterly high and low sales prices of a share of Company common stock as reported by the NASDAQ Global Market for the periods indicated. The quotations listed below reflect inter-dealer prices, without retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions.

	Closing Bid Prices
	High		Low
Year Ended December 31, 2011
1st Quarter	US$	21.65	US$	17.51
2nd Quarter		22.65		13.81
3rd Quarter		17.53		7.38
4th Quarter		11.11		6.40
Year Ended December 31, 2012
1st Quarter	US$	13.85	US$	7.53
2nd Quarter		12.90		9.52
3rd Quarter		12.64		10.09
4th Quarter		11.66		9.92
Year Ended December 31, 2013
1st Quarter	US$	12.03	US$	10.68
2nd Quarter		11.81		11.07
3rd Quarter		11.69		11.34
4th Quarter (through November 15, 2013)		11.70		11.40

If the merger is closed, there will be no further market for shares of Company common stock and shares of Company common stock will be delisted from the NASDAQ Global Market and deregistered under the Exchange Act.

The Company has never paid dividends. Accordingly, we do not expect to declare or pay any further dividends prior to the merger, and under the terms of the merger agreement, are prohibited from doing so.

On May 10, 2013, the last full trading day prior to the public announcement of the terms of the offer and the merger, the reported closing sales price per share on the NASDAQ Global Market was US$11.68. On the record date, the closing price per share was US$11.63. You are encouraged to obtain current market quotations for shares of Company common stock in connection with voting your shares of Company common stock.

As of the record date, there were 69 record holders of shares of Company common stock.

PROPOSAL TWO—MERGER-RELATED COMPENSATION

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Rule 14a-21(c) under the Exchange Act require that the Company seek an advisory, non-binding vote from its stockholders to approve certain compensation and benefits that its named executive officers are entitled to receive based on or otherwise related to the merger. This vote is commonly referred to as a “say on golden parachute” vote. In this case, potential compensation includes the value of benefits that would result from (i) the consummation of the merger or (ii) as a consequence of the named executive’s officer’s termination of employment on or before the one year anniversary of the merger, as described above and in “Merger-Related Compensation for the Company’s Named

Executive Officers” beginning on page 91. Approval, on an advisory, non-binding basis, of the proposal requires the affirmative vote of the holders of a majority of shares of Company common stock present in person or represented by proxy and entitled to vote on the matter. Accordingly, the Company is asking you to approve the following resolution:

“RESOLVED, that the stockholders approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger, as disclosed in the section of this proxy statement entitled “Merger-Related Compensation for the Company’s Named Executive Officers.””

The vote on the payment of merger-related compensation is a vote separate and apart from the vote to adopt the merger agreement. Accordingly, you may vote in favor of the adoption of the merger agreement and not in favor the merger-related compensation proposal, or vice versa. Approval of this proposal is not a condition to completion of the merger, and the vote with respect to this proposal is advisory only and will not be binding on the Company, Parent or Merger Sub. Furthermore, because this advisory vote primarily relates to compensation that has already been paid or contractually committed to our named executive officers, there is generally no opportunity for us to revisit these decisions. If the merger agreement is adopted and the merger is completed, the named executive officers will become entitled to the compensation and benefits described herein regardless of the outcome of this advisory vote.

Our board of directors recommends that you approve the compensation and benefit arrangements described in this section of the proxy statement by voting “FOR” the above proposal.

PROPOSAL THREE—ADJOURNMENT OF THE SPECIAL MEETING

If there are insufficient votes at the time of the special meeting to adopt the merger agreement, we may propose to adjourn the special meeting for the purpose of soliciting additional proxies to adopt the merger agreement. We currently do not intend to propose adjournment at the special meeting if there are sufficient votes to adopt the merger agreement. If approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement is submitted to our stockholders for approval, such approval requires the affirmative vote of the holders of a majority of the shares of Company common stock present in person or represented by proxy and entitled to vote at the special meeting as of the record date, whether or not a quorum is present.

Our board of directors recommends that you vote “FOR” the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the merger agreement.

OTHER MATTERS

Other Matters for Action at the Special Meeting

As of the date of this proxy statement, our board of directors knows of no other matters which may be presented for consideration at the special meeting. However, if any other matter is presented properly for consideration and action at the meeting or any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

Submission of Stockholder Proposals

If the merger is completed, we will cease to have public stockholders and there will be no public participation in any future meeting of stockholders. However, if the merger is not completed, we expect to hold our 2014 annual meeting of stockholders. If you wish to have a proposal included in our proxy statement for a 2014 annual meeting (assuming that the merger is not completed) in accordance with Rule 14a-8 under the Exchange Act, your proposal must have been received by our Corporate Secretary at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, China, no later than 120 calendar days in advance of the one year anniversary of the release of the proxy statement of the Company dated February 28, 2013 to the stockholders. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. Holders of proxies for our 2014 annual meeting of stockholders may exercise discretionary authority on any matter for which we do not receive notice prior to 45 calendar days in advance of the one year anniversary of the date the proxy statement of the Company dated February 28, 2013 to the stockholders was first sent to stockholders.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its consolidated subsidiaries and actual results of matters related to the merger could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. In many cases you can identify forward-looking statements by the use of words such as “believe,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “could,” “predict,” “project,” “prospective” or “expect” and similar expressions, although the absence of such words does not necessarily mean that a statement is not forward-looking.

You should be aware that forward-looking statements involve known and unknown risks and uncertainties. We cannot assure you that the actual results or developments reflected in these forward-looking statements will be realized or, even if they are realized, that they will have the expected effects on the merger or on our business or operations. These forward-looking statements speak only as of the date on which the statements were made, and we assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Risks, uncertainties and assumptions include the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that various closing conditions for the merger (including the requisite stockholder approval of the merger) may not be satisfied or waived; the possibility that alternative acquisition proposals will or will not be made; the failure to obtain sufficient funds to close the merger; the failure of the merger to close for any other reason; the amount of fees and expenses related to the merger; the diversion of management’s attention from ongoing business concerns; the effect of the announcement of the merger on our business relationships, operating results and business generally, including our ability to retain key employees; the merger agreement’s contractual restrictions on the conduct of our business prior to the completion of the merger; the possible adverse effect on our business and the price of our common stock if the merger is not completed in a timely matter or at all; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that have been or may be instituted against us; the clearance under the PRC Anti-Monopoly Law in respect of the merger may not be obtained; and others relating to the merger and other risks that are set forth in the Company’s filings with the SEC, which are available without charge at www.sec.gov.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act, as amended. We file reports, proxy statements and other information with the SEC. You may read and print these reports, proxy statements and other information at www.sec.gov, an Internet website maintained by the SEC that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

You also may obtain free copies of the documents the Company files with the SEC by going to the “Investor Relations” section of our website at www.asiainfo-linkage.com. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference.

The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.

Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the

SEC. The SEC allows us to “incorporate by reference” information into this proxy statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement and the information that we later file with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this proxy statement. We also incorporate by reference into this proxy statement the following documents filed by us with the SEC under the Exchange Act:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2012;

•	our Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2013, June 30, 2013 and September 30, 2013, respectively; and

•	our Current Reports on Form 8-K filed on March 25, 2013, March 28, 2013, April 29, 2013, May 13, 2013, May 21, 2013, May 24, 2013, August 7, 2013 and November 5, 2013.

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference in this proxy statement.

We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, within one business day of receipt of the request, a copy of any or all of the documents incorporated by reference into this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates.

Requests for copies of our filings should be directed to AsiaInfo-Linkage, Inc., 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, China, Attention: Corporate Secretary, and should be made at least five business days before the date of the special meeting in order to receive them before the special meeting.

The proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in our affairs since the date of this proxy statement or that the information herein is correct as of any later date.

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement does not extend to you. You should not assume that the information contained in this proxy statement is accurate as of any date other than the date of this proxy statement, unless the information specifically indicates that another date applies. The mailing of this proxy statement to our stockholders does not create any implication to the contrary.

Annex A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

among

SKIPPER LIMITED,

SKIPPER ACQUISITION CORPORATION

and

ASIAINFO-LINKAGE, INC.

Dated as of May 12, 2013

Exhibits

Exhibit A – Certificate of Incorporation

Company Disclosure Schedule

Parent Disclosure Schedule

AGREEMENT AND PLAN OF MERGER, dated as of May 12, 2013 (this “Agreement”), among Skipper Limited, a Cayman Islands exempted company with limited liability (“Parent”), Skipper Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and AsiaInfo-Linkage, Inc., a Delaware corporation (the “Company”).

WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL, Parent, Merger Sub and the Company have agreed to enter into a business combination transaction pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Corporation (the “Merger”);

WHEREAS, the Company Board, acting upon the recommendation of the Special Committee, has (a) determined that the Merger is advisable and fair to, and in the best interests of, the Company and its stockholders (other than the holders of the Excluded Shares), (b) approved this Agreement and declared its advisability and (c) resolved to recommend the adoption of this Agreement by the stockholders of the Company and directed that this Agreement be submitted for consideration by the stockholders of the Company at the Company Stockholders’ Meeting;

WHEREAS, the board of directors of each of Parent and Merger Sub has (a) approved the execution, delivery and performance by Parent and Merger Sub, as the case may be, of this Agreement and consummation of the Transactions, including the Merger and (b) declared it advisable for Parent and Merger Sub, as the case may be, to enter into this Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into this Agreement, (a) the Rollover Stockholders have executed and delivered to Parent a rollover agreement, dated as of the date hereof, among the Rollover Stockholders, HoldCo, Parent and Merger Sub (together with the schedules and exhibits attached thereto, the “Rollover Agreement”), pursuant to which the Rollover Stockholders will contribute to Parent, subject to the terms and conditions therein, the Rollover Shares, and (b) the Voting Stockholders have executed and delivered to Parent a voting agreement, dated as of the date hereof, among such Voting Stockholders, HoldCo, Parent and Merger Sub, pursuant to which such Voting Stockholders agreed to vote their shares of the Company Common Stock in favor of the adoption of this Agreement (the “Voting Agreement”); and

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition to the Company’s willingness to enter into this Agreement, Parent has delivered to the Company a limited guarantee or a similar agreement executed by the Sponsors or Affiliates thereof identified on Schedule A of the Parent Disclosure Schedule (“Guarantors”), dated as of the date hereof, in favor of the Company with respect to certain obligations of Parent and Merger Sub under this Agreement (collectively, the “Limited Guarantees”).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

ARTICLE I

DEFINED TERMS

Section 1.01 Certain Defined Terms. For purposes of this Agreement:

“2012 Balance Sheet” means the audited consolidated balance sheet of the Company and its consolidated Subsidiaries as at December 31, 2012, including the notes thereto.

“Acceptable Confidentiality Agreement” means an executed confidentiality agreement on terms no less favorable to the Company than those contained in the Confidentiality Agreement.

“Acquisition Proposal” means any offer or proposal (other than an offer or proposal by Parent or Merger Sub) relating to (a) any merger, consolidation, business combination, reorganization, recapitalization or other similar transaction involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction would hold less than 90% of the voting equity interests in the surviving or resulting entity of such transaction or the parent of such surviving or resulting entity; (b) any direct or indirect sale, lease, license, exchange, transfer or other disposition of assets or businesses (including by sale, lease, license, exchange, transfer or other disposition of any equity securities of any Subsidiary of the Company) that constitute or represent more than 10% of the fair market value of the assets of the Company and its Subsidiaries, taken as a whole, or to which more than 10% of the revenues of the Company and its Subsidiaries, taken as a whole, are attributable; (c) any sale, exchange, transfer or other disposition of more than 10% of any class of equity securities, or securities convertible into or exchangeable for equity securities, of the Company; (d) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any Person or group of Persons becoming the beneficial owner of more than 10% of the Shares; (e) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or any of its Subsidiaries that constitutes or represents more than 10% of the fair market value of the assets of the Company and its Subsidiaries, taken as a whole, or to which more than 10% of the revenues of the Company and its Subsidiaries, taken as a whole, are attributable; or (f) any combination of the foregoing types of transactions that would result in any Person or group of Persons beneficially owning assets that constitute or represent more than 10% of the fair market value of the assets of the Company and its Subsidiaries, taken as a whole, or to which more than 10% of the revenues of the Company and its Subsidiaries, taken as a whole, are attributable.

“Action” means any litigation, suit, claim, action, proceeding or investigation.

“Affiliate” of a Person means a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such Person.

“Alternative Acquisition Agreement” means a letter of intent, agreement in principle, term sheet, merger agreement, acquisition agreement, option agreement or other contract, commitment or agreement relating to any Acquisition Proposal (other than an Acceptable Confidentiality Agreement).

“beneficial owner”, with respect to any Shares, has the meaning ascribed to such term under Rule 13d-3 of the Exchange Act.

“Business Day” means any day other than a Saturday or Sunday and other than a day on which banks are not required or authorized to close in Beijing, Hong Kong or the City of New York.

“Buyer Group Contracts” means (a) the Rollover Agreement and the Additional Rollover Agreements (if any), (b) the Voting Agreement and (c) the Consortium Agreement, including all amendments thereto or modifications thereof.

“Buyer Group Parties” means, collectively, the parties to any of the Buyer Group Contracts, other than Parent and Merger Sub or any of their respective Affiliates.

“Closing Date” means the date on which the Closing occurs.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Company Board” means the board of directors of the Company.

“Company Common Stock” means the common stock, par value US$0.01 per share, of the Company.

“Company Disclosure Schedule” means the disclosure schedule dated as of the date of this Agreement and delivered by the Company to Parent and Merger Sub simultaneously with the signing of this Agreement.

“Company Financial Advisor” means Goldman Sachs (Asia) L.L.C., which, for purposes of this Agreement, the parties agree is an independent financial advisor of nationally recognized reputation.

“Company IT Assets” means all IT Assets owned, leased or licensed by the Company or any of its Subsidiaries.

“Company Material Adverse Effect” means any Effect that, individually or in the aggregate together with all other Effects, (a) has had or would reasonably be expected to have a material adverse effect on the financial condition, results of operations, business, assets (tangible or intangible), properties or liabilities (including contingent liabilities) of the Company and its Subsidiaries, taken as a whole; provided, however, that no Effect (by itself or when aggregated or taken together with any and all other Effects) directly or indirectly arising out of or resulting from any of the following shall be (x) deemed to be or constitute a “Company Material Adverse Effect,” or (y) taken into account in determining whether a “Company Material Adverse Effect” has occurred or may, would or could occur: (i) changes or modifications in GAAP or regulatory accounting requirements or changes in Laws (or interpretations thereof) applicable to the Company or any of its Subsidiaries; (ii) changes in the industries or markets in which the Company or any of its Subsidiaries operates; (iii) changes in general business, economic, political or financial market conditions; (iv) changes in the financial, credit or securities markets in the U.S., the PRC or any other country or region in which the Company or any of its Subsidiaries has material business operations, including changes in interest rates, foreign exchange rates and sovereign credit ratings; (v) the public disclosure of this Agreement or the Transactions or the consummation of the Transactions or the announcement of the execution of this Agreement, including, without limitation, any stockholder litigation relating to this Agreement; (vi) any change in the price of the Shares or trading volume as quoted on NASDAQ (it being understood that the underlying cause of such change in stock price or trading volume may, except as otherwise provided in the other clauses of this proviso, be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur); (vii) any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, acts of God or natural disasters; (viii) actions or omissions taken with the prior written consent of or at the written request of the other parties hereto or expressly permitted or required to be taken by this Agreement; (ix) the failure by the Company or any of its Subsidiaries to meet any internal or industry estimates, expectations, forecasts, projections or budgets for any period (it being understood that the underlying cause of such failure may, except as otherwise provided in the other clauses of this proviso, be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur); (x) any loss of, or change in, the relationship of the Company or any of its Subsidiaries, contractual or otherwise, with its brokers, customers, suppliers, vendors, lenders, employees, investors, or joint venture partners arising out of the execution, delivery or performance of this Agreement, the consummation of the Transactions or the announcement of any of the foregoing; except, in the case of the foregoing clauses (ii), (iii) and (iv), to the extent the impact of such Effect is disproportionately adverse to the Company and its Subsidiaries, taken as a whole, as compared to other companies in the industries in which the Company and its Subsidiaries operate, or (b) would reasonably be expected to prevent the consummation of the Transactions, other than any Effect solely arising out of or resulting from any action or omission taken by Parent, Merger Sub, any Buyer Group Party or any of their respective Affiliates (other than the Company and its Subsidiaries).

“Company Option” means an option to purchase Shares granted on a particular date at a specified exercise price and outstanding under a Company Stock Plan.

“Company Owned Intellectual Property Rights” means all Intellectual Property Rights owned or purported to be owned, either exclusively or jointly, by the Company or any of its Subsidiaries.

“Company Permits” means franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, concessions, registrations, filings, clearances, exemptions, certificates, approvals and orders of any Governmental Authority necessary for each of the Company and its Subsidiaries to own, lease and operate their respective properties and assets or to carry on their respective businesses as they are now being conducted.

“Company Recommendation” means the recommendation of the Company Board that the stockholders of the Company adopt this Agreement.

“Company Restricted Stock Unit” means a restricted stock unit granted and outstanding under a Company Stock Plan.

“Company Stock Awards” means Company Options, Company Restricted Stock Units and other stock rights granted pursuant to the Company Stock Plans.

“Company Stockholder Approval” means the adoption of this Agreement at the Company Stockholders’ Meeting by the affirmative vote of the holders of a majority of the outstanding Shares.

“Company Stockholders’ Meeting” means the extraordinary meeting of the Company’s stockholders (including any adjournments or postponements thereof) to be held to consider adoption of this Agreement.

“Company Stock Plans” means the Company’s 2011 Stock Incentive Plan, 2008 Stock Incentive Plan, 2005 Stock Incentive Plan, 2002 Stock Option Plan and 2000 Stock Option Plan, each as amended and supplemented as of the date hereof.

“Confidentiality Agreement” means the amended and restated confidentiality agreement, dated May 21, 2012, between Power Joy (Cayman) Limited, an Affiliate of Parent, and the Company.

“Consortium Agreement” means the consortium agreement by and among the Sponsors and the other parties named therein, dated as of the date hereof.

“Contract” shall mean any note, bond, mortgage, indenture, Lease, license, permit, concession, franchise, contract, agreement, arrangement, plan or other instrument, right or obligation.

“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by Contract or credit arrangement or otherwise.

“DGCL” means the General Corporation Law of the State of Delaware, as amended.

“Effect” means any circumstance, event, change, effect or development.

“Encumbrances” means mortgages, pledges, liens, licenses, security interests, conditional and installment sale agreements, encumbrances, charges or other claims of third parties or restrictions of any kind, including any easement, reversion interest, right of way or other encumbrance to title, limitations on voting rights, or any option, right of first refusal or right of first offer.

“End Date” means February 12, 2014, which date shall be automatically extended to the date that is three months after such date, to the extent necessary to satisfy the condition set forth in Section 8.01(c) and so long as all other conditions have been satisfied or shall be capable of being satisfied.

“Environmental Laws” means any applicable Law or any Contract with any Governmental Authority relating to: (a) the protection of health, safety or the environment or (b) the handling, use, transportation, disposal, release or threatened release of any Hazardous Substance.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

“ERISA Affiliate” with respect to an entity means any other entity that, together with such first entity, would be treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Expenses” means, with respect to any party hereto, all out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, investment banking firms and other financial institutions, experts and consultants to a party hereto and its Affiliates) actually incurred or accrued by such party or its Affiliates or on its or their behalf or for which it or they are liable in connection with or related to the authorization, preparation, negotiation, execution and performance of the Transactions, the preparation, printing, filing and mailing of the Schedule 13E-3 and the Proxy Statement, the solicitation of stockholder approvals, the filing of any required notices under applicable Law and all other matters related to the closing of the Merger and the other Transactions.

“Financing Sources” means the entities that have committed to provide or arrange or otherwise entered into agreements in connection with all or any portion of the Financing, the Financing Documents, the Facility Agreement or other financings in connection with the Transactions, including the parties named in Section 5.08, and the parties to any joinder agreements, indentures or credit agreements entered pursuant thereto or relating thereto, together with their respective Affiliates, and their and their respective Affiliates’ officers, directors, employees, agents and representatives and their respective successors and assigns.

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Authority” means any federal, national, foreign, supranational, state, provincial, county, local or other government, governmental, regulatory or administrative authority, agency, instrumentality or commission or any court, tribunal, or judicial or arbitral body of competent jurisdiction.

“Hazardous Substances” means any chemical, pollutant, waste or substance that is (a) listed, classified or regulated under any Environmental Law as hazardous substance, toxic substance, pollutant, contaminant or oil or (b) any petroleum product or by-product, asbestos containing material, polychlorinated biphenyls or radioactive materials.

“HoldCo” means Skipper Holdings Limited, a Cayman limited company and the direct holder of all outstanding and issued share capital of Parent.

“HoldCo Share” means an ordinary share of Holdco.

“Indebtedness” means, with respect to any Person, without duplication: (a) all indebtedness of such Person, whether or not contingent, for borrowed money, including all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments; (b) all obligations of such Person for the deferred purchase of property or services; (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (d) all obligations of such Person as lessee under Leases that have been or should be, in accordance with GAAP, recorded as capital leases; (e) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities; (f) all Indebtedness of others referred to in clauses (a) through (e) above guaranteed (or in effect guaranteed) directly or indirectly in any manner by such Person, and (g) all Indebtedness of others referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

“Intellectual Property Rights” means any and all of the following, whether or not registered, and all rights therein, in all jurisdictions throughout the world: (a) inventions and improvements thereto, whether or not patentable, invention disclosures, patents and patent applications (including all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof) and industrial designs; (b) trademarks, service marks, trade dress, logos, domain names, rights of publicity, trade names, corporate names and all other source identifiers, and all goodwill associated therewith; (c) copyrights, including all derivative works, moral rights, renewals, extensions, reversions or restorations associated with such copyrights, now or hereafter provided by law, regardless of the medium of fixation or means of expression; (d) Software; (e) trade secrets and know-how; (f) databases and data collections; (g) any other type of intellectual property or intellectual property right; (h) registrations and applications for registration of any of the foregoing; and (i) rights to sue or recover and retain damages, costs and attorneys’ fees for past, present or future infringement, misappropriation or violation of any of the foregoing.

“Intervening Event” means a material event, fact, circumstance, development or occurrence that is unknown to or by the Company Board as of the date of this Agreement (or if known, the magnitude or material consequences of which were not known or understood by the Company Board as of the date hereof), which event, fact, circumstance, development, occurrence, magnitude or material consequence becomes known to or by the Company Board prior to obtaining the Company Stockholder Approval.

“Intrinsic Value” means, with respect to a Company Option or an Option Tranche or a portion thereof, (A) the excess, if any, of the Merger Consideration over the per Share exercise price of such Company Option or Option Tranche or portion thereof, as applicable, multiplied by (B) the number of Shares subject to such Company Option or Option Tranche or portion thereof, as applicable.

“IRS” means the U.S. Internal Revenue Service.

“IT Assets” means Software, systems, servers, computers, hardware, firmware, middleware, networks, data communications lines, routers, hubs, switches and all other information technology equipment, and all associated documentation.

“Knowledge of the Company” or “Company’s Knowledge” means the knowledge, after due inquiry, of Steven Zhang, Michael Wu, Yadong Jin, Shengxi Jin, Hao Zhang, Fan Zhang, Liu Gouxiang and Jie Li.

“Knowledge of Parent” or “Parent’s Knowledge” means the knowledge, after due inquiry, of Bryan Doyle, Eric Xin and Zhen Ji.

“Law” means any federal, national, foreign, supranational, state, local, administrative or other law (including common law), treaty, convention, statute, ordinance, regulation, requirement, regulatory interpretation, rule, code or Order.

“Lease” means any and all leases, subleases, licenses or other occupancy agreements, sale/leaseback arrangements or similar arrangements.

“Leased Real Property” means the real property leased, subleased, licensed or otherwise occupied by the Company or any of its Subsidiaries as tenant, sublessee, licensee or occupier, together with, to the extent leased by the Company or any of its Subsidiaries, all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems and equipment affixed thereto and all easements, licenses, rights, hereditaments and appurtenances relating to the foregoing.

“NASDAQ” means the NASDAQ Global Market.

“Open Source Software” means any Software that contains, or is derived in any manner (in whole or in part) from, any Software that is distributed as “free software” or “open source software” or under any similar licensing or distribution model whereby such Software is distributed publicly in source code form under terms that permit modification and redistribution of such Software. For the avoidance of doubt, Open Source Software includes any Software that is licensed or distributed under any version of any of the following licenses or distribution models: the GNU General Public License (GPL), the GNU Lesser General Public License (LGPL), the Mozilla Public License, the Common Public License, the Apache License, the BSD License, the Artistic License (e.g., PERL), the Netscape Public License, the Sun Community Source License and the Sun Industry Standards License.

“Option Tranche” means the portion of a Company Option that was granted under the Company’s 2011 Stock Incentive Plan and that, as of the Effective Time, is either vested or is scheduled to vest on a specified date.

“Order” means any order, judgment, injunction, award, decision, determination, stipulation, ruling, subpoena, writ, decree or verdict entered by or with any Governmental Authority.

“Owned Real Property” means the real property in which the Company or any of its Subsidiaries has fee title (or equivalent) interest, together with, to the extent owned by the Company or any of its Subsidiaries, all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems and equipment affixed thereto and all easements, licenses, rights, hereditaments and appurtenances relating to the foregoing.

“Parent Board” means the board of directors of Parent.

“Parent Disclosure Schedule” means the disclosure schedule dated as of the date of this Agreement and delivered by Parent to the Company simultaneously with the signing of this Agreement.

“Parent Permits” means franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, concessions, registrations, clearances, exemptions, certificates, approvals and orders of any Governmental Authority necessary for Parent and each of its Subsidiaries to own, lease and operate their respective properties and assets or to carry on their respective businesses as they are now being conducted.

“Permitted Encumbrances” means: (a) liens for Taxes, assessments and charges or levies by Governmental Authorities not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been reflected on the books of the Company or a Subsidiary in accordance with GAAP; (b) materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s liens and other similar liens arising in the ordinary course of business relating to obligations as to which there is no default on the part of the Company or any of its Subsidiaries or that secure a liquidated amount, in each case, that are being contested in good faith by appropriate proceedings; (c) leases and subleases (other than capital leases and leases underlying sale and leaseback transactions); (d) Encumbrances imposed by applicable Law; (e) pledges or deposits to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations; (f) pledges or deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case, in the ordinary course of business; (g) easements, covenants and rights of way (unrecorded and of record) and other similar restrictions of record, and zoning, building and other similar restrictions, in each case, that do not adversely affect in any material respect the current use of the applicable property owned, leased, used or held for use by the Company or any of its Subsidiaries; (h) Encumbrances securing indebtedness or liabilities that (i) are reflected in the Company SEC Reports filed or furnished prior to the date hereof or (ii) that are set forth in the Company Disclosure Schedule; (i) matters which would be disclosed by an accurate survey or inspection of the real property which do not, individually or in the aggregate, materially impair the occupancy or current use of such real property which they encumber; (j) outbound license agreements entered into in the ordinary course of business; and (k) standard survey and title exceptions.

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (as defined in Section 13(d)(3) of the Exchange Act), trust, association, entity or Governmental Authority.

“PRC” means the People’s Republic of China, but solely for purposes of this Agreement excluding the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan.

“PRC Anti-Monopoly Law” means the Anti-Monopoly Law of the PRC, effective as of August 1, 2008, as amended.

“Real Property” means the Leased Real Property and the Owned Real Property.

“Representatives” means a Person’s officers, directors, employees, accountants, consultants, legal counsel, investment bankers, advisors, agents and other representatives.

“Rollover Shares” means the Shares set forth in the Rollover Agreement.

“Rollover Stockholders” means each of the Persons listed on Schedule B of the Parent Disclosure Schedule and each other Person who enters into an Additional Rollover Agreement with Parent and Holdco pursuant to Section 3.01(f).

“Schedule 13E-3” means the transaction statement on Schedule 13E-3 under the Exchange Act to be filed pursuant to Section 13(e) of the Exchange Act relating to the adoption of this Agreement by the stockholders of the Company (together with any amendments thereof or supplements thereto and including any document incorporated by reference therein).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Senior Employee” means a Tier I Employee or a Tier II Employee.

“Service Provider” means each of the officers, employees, directors and independent contractors of the Company and each of its Subsidiaries.

“Software” means all (a) computer programs, applications, systems and code, including software implementations of algorithms, models and methodologies, program interfaces, and source code and object code, (b) Internet and intranet websites, databases and compilations, including data and collections of data, whether machine-readable or otherwise, (c) development and design tools, library functions and compilers, (d) technology supporting websites, and the contents and audiovisual displays of websites, and (e) media, documentation and other works of authorship, including user manuals and training materials, relating to or embodying any of the foregoing or on which any of the foregoing is recorded.

“Special Committee” means a committee of the Company Board consisting of directors of the Company that are not affiliated with Parent, Merger Sub or the Rollover Stockholders, and are not members of the Company’s management.

“Sponsor” means each of the Persons listed on Schedule C of the Parent Disclosure Schedule.

“Subsidiary” or “Subsidiaries” of any specified Person means an Affiliate controlled by such Person, directly or indirectly, through one or more intermediaries.

“Superior Proposal” means a written bona fide unsolicited Acquisition Proposal on terms that the Company Board (or any committee thereof composed solely of independent directors, including the Special Committee) determines, in its good faith judgment, after having received the advice of its independent financial advisor of nationally (in the U.S.) recognized reputation and outside U.S. legal counsel, and taking into account all the terms and conditions of the Acquisition Proposal, including any financing (if a cash transaction), break-up fees, expense reimbursement provisions and conditions and timing to, and likelihood of, consummation, are more favorable in the aggregate to the stockholders of the Company than as provided under this Agreement, taking into account any written proposal by Parent to amend the terms of this Agreement pursuant to Section 7.03(d)(ii). For purposes of the definition of “Superior Proposal,” each reference to “10%” and “90%” in the definition of “Acquisition Proposal” shall be replaced with “80%” and “20%”, respectively; provided, however, that such replacement shall not apply in relation to an Acquisition Proposal, made by any stockholder of the Company or any of such stockholder’s Affiliates, in respect of an offer by such stockholder to acquire at least 75% of the voting equity interests in the Company.

“Taxes” means (a) any and all taxes, fees, levies, duties, tariffs, imposts and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority, including taxes or other charges on or with respect to income, franchise, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth; (b) taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value-added or gains taxes; (c) license, registration and documentation fees; (d) customs duties, tariffs and similar charges; and (e) in the case of the Company and its Subsidiaries, liability for the payment of any amount of the type described in any of (a) through (d) as a result of being or having been before the Effective Time a member of an affiliated, consolidated, combined or unitary group or as a result of being or having been a party to any Tax Sharing Agreement.

“Tax Return” shall mean any return, declaration, report, election, claim for refund or information return or other statement or form filed or required to be filed with any Governmental Authority relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Tax Sharing Agreement” means all existing agreements or arrangements (whether or not written) binding on the Company or any of its Subsidiaries that provide for the allocation, apportionment, sharing or assignment of any Tax liability or benefit, or the transfer or assignment of income, revenues, receipts, or gains for the purpose of determining any Person’s Tax liability.

“Taxing Authority” means any Governmental Authority responsible for the imposition or collection of any Tax.

“Tier I Employee” means an employee of the Company with the title of Vice President ( ) or a more senior title as of the date hereof.

“Tier II Employee” means an employee of the Company with the title of Director ( ) as of the date hereof.

“Transactions” means the Merger and the other transactions contemplated by this Agreement.

“U.S.” means the United States of America.

“U.S. Taxpayer” means an individual who as of the Effective Time is a U.S. citizen or resident alien for U.S. federal income tax purposes.

“Willful Breach” means a material breach of representations, warranties, covenants or agreements that is a consequence of a deliberate act or omission knowingly undertaken by the breaching party with the actual knowledge of the breaching party that such act or omission would cause or constitute a breach of this Agreement; provided that a Willful Breach does not include any failure by the Parent to fund the Exchange Fund under the circumstances described in Section 9.01(d)(iii) (where such failure did not result from (1) any Willful Breach by Parent or Merger Sub of the representations, warranties, covenants or agreements contained herein or (2) any breach by the Buyer Group Parties or any of their respective Affiliates (other than the Company and its Subsidiaries) of the Buyer Group Contracts or any Financing Documents).

“Voting Stockholders” means each of the Persons listed on Schedule D of the Parent Disclosure Schedule.

Section 1.02 Other Defined Terms. The following terms have the meanings set forth in the Sections set forth below:

Defined Term	Location of Definition
Additional Rollover Agreements	Section 3.01(f)
Additional Rollover Shares	Section 3.01(f)
Agreement	Preamble
Alternative Debt Financing	Section 7.16(b)
Alternative Debt Financing Documents	Section 7.16(b)
Bankruptcy and Equity Exception	Section 4.04(a)
Benefit Plan	Section 4.10(c)
Book-Entry Shares	Section 3.01(a)
Certificate of Merger	Section 2.02
Certificates	Section 3.01(a)
Change in the Company Recommendation	Section 7.03(c)
Change or Termination Notice	Section 7.03(d)(ii)
Closing	Section 2.02
Company	Preamble
Company Expense Reimbursement	Section 9.03(d)
Company Owned Software	Section 4.12(c)
Company SEC Reports	Section 4.07(a)
Company Termination Fee	Section 9.03(a)
D&O Insurance	Section 7.06(c)
Debt Commitment Letter	Section 5.08(b)
Debt Financing	Section 5.08(b)
Dissenting Shares	Section 3.05
Dissenting Stockholder	Section 3.05
Effective Time	Section 2.02
Equity Commitment Letters	Section 5.08(b)

Defined Term	Location of Definition
Equity Financing	Section 5.08(b)
Exchange Fund	Section 3.02(a)
Excluded Share	Section 3.01(b)
Facility Agreement	Section 7.16(a)
Financing	Section 5.08(b)
Financing Documents	Section 5.08(b)
Guarantors	Recitals
Indemnified Parties	Section 7.06(a)
Insurance Policies	Section 4.16(a)
International Plan	Section 4.10(c)
Key Contract	Section 4.15(b)
Lender	Section 5.08(b)
Limited Guarantees	Recitals
Major Customer	Section 4.19(a)
Material Contracts	Section 4.15(a)
Maximum Tail Premium	Section 7.06(c)
Merger	Recitals
Merger Consideration	Section 3.01(a)
Merger Sub	Preamble
Notice Period	Section 7.03(d)(ii)
Parent	Preamble
Parent Expense Reimbursement	Section 9.03(d)
Parent Termination Fee	Section 9.03(c)
Paying Agent	Section 3.02(a)
Preliminary Proxy Statement	Section 7.01(a)
Privacy and Security Laws	Section 4.21
Proxy Statement	Section 7.01(a)
Restraint	Section 8.01(a)
Rollover Agreement	Recitals
Selected Business Contracts	Section 4.15(c)
Seller Related Party	Section 9.03(g)
Shares	Section 3.01(a)
Surviving Corporation	Section 2.03
U.S. Plan	Section 4.10(c)
Voting Agreement	Recitals

Section 1.03 Interpretation; Headings. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. When reference is made to an Article, Section or Exhibit, such reference is to an Article or Section of, or Exhibit to, this Agreement unless otherwise indicated. The table of contents and descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein. The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

ARTICLE II

THE MERGER

Section 2.01 The Merger. Upon the terms and subject to the satisfaction or written waiver (where permissible) of the conditions set forth in Article VIII, and in accordance with the applicable provisions of the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company.

Section 2.02 Closing; Effective Time. The closing of the Merger (the “Closing”) shall take place at 9:00 p.m. (Hong Kong time) at the offices of Shearman & Sterling, 12/F Gloucester Tower, The Landmark, 15 Queen’s Road Central, Hong Kong on the fifteenth (15th) Business Day after the satisfaction or written waiver (where permissible) of the conditions set forth in Article VIII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver (where permissible) of those conditions at the Closing), unless another date, time or place is agreed to in writing by the Company and Parent. By mutual agreement of Parent and the Company, the Closing may take place by conference call and exchange of faxes and/or e-mails of documents in .pdf format. At the Closing, the parties shall cause the Merger to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware, in such form as is required by, and executed in accordance with, the relevant provisions of the DGCL (the date and time of such filing of the Certificate of Merger (or such later time as may be agreed by each of the parties hereto and specified in the Certificate of Merger) being the “Effective Time”).

Section 2.03 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, (a) Merger Sub shall be merged with and into the Company and, as a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the “Surviving Corporation”), and (b) all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

Section 2.04 Certificate of Incorporation; Bylaws.

(a) At the Effective Time, the certificate of incorporation of the Company shall be amended so as to read in its entirety as set forth in Exhibit A attached hereto and, as so amended, shall be the certificate of incorporation of the Surviving Corporation, until thereafter changed or amended as provided therein or by applicable Law, subject to Section 7.06(a).

(b) The parties hereto shall take all necessary action such that, at the Effective Time, the bylaws of the Company shall be amended and restated in their entirety to read the same as the bylaws of Merger Sub as in effect immediately prior to the Effective Time, until thereafter amended as provided by Law, the certificate of incorporation of the Surviving Corporation and such bylaws, subject to Section 7.06(a).

Section 2.05 Directors and Officers. The parties hereto shall take all necessary action such that the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation and until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, in each case until their respective successors are duly elected and qualified or until such officer’s earlier death, resignation or removal.

ARTICLE III

CONVERSION OF SECURITIES; MERGER CONSIDERATION

Section 3.01 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of the Company Common Stock, the following shall occur:

(a) Merger Consideration; Conversion of Company Common Stock. Each share of Company Common Stock (a “Share” and, collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares and the Dissenting Shares) shall be converted automatically into the right to receive US$12 in cash without interest (the “Merger Consideration”), and each holder of a certificate or certificates which immediately prior to the Effective Time represented such Shares (“Certificates”) or book-entry shares which immediately prior to the Effective Time represented such Shares (“Book-Entry Shares”) shall thereafter cease to have any rights with respect thereto except (i) the right to receive the Merger Consideration in consideration therefor upon surrender of such Certificate or transfer of the Book-Entry Shares in accordance with Section 3.02(b) (or in the case of a lost, stolen or destroyed Certificate, Section 3.02(f)) or (ii) as provided by Law.

(b) Excluded Shares. Each Share held (i) in the treasury of the Company or (ii) by Parent or any direct or indirect wholly-owned Subsidiary of Parent (including Merger Sub) immediately prior to the Effective Time including, for the avoidance of doubt, each Rollover Share contributed to Parent by the Rollover Stockholders in accordance with the Rollover Agreement and each Additional Rollover Share contributed to Parent by any Rollover Stockholders in accordance with the Additional Rollover Agreements (if any) (each, an “Excluded Share” or, collectively, the “Excluded Shares”), shall be automatically cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto.

(c) Capital Stock of Merger Sub. Each share of common stock, par value US$0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and non-assessable share of common stock, par value US$0.001 per share, of the Surviving Corporation.

(d) Rollover. Immediately prior to the Effective Time, the Rollover Stockholders shall contribute the Rollover Shares and the Additional Rollover Shares (if any) to Parent pursuant to the Rollover Agreement or the Additional Rollover Agreements, as the case may be. Subsequent to the receipt by Parent of the Rollover Shares or Additional Rollover Shares (if any) from the Rollover Stockholders, such Rollover Shares or Additional Rollover Shares, as the case may be, shall automatically be canceled, by virtue of the Merger, in accordance with Section 3.01(b).

(e) Adjustments to Merger Consideration. The Merger Consideration shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Company Common Stock with a record date occurring on or after the date hereof and prior to the Effective Time.

(f) Additional Rollover Shares. From the date hereof until the date that is two (2) Business Days prior to the Closing Date, Parent may from time to time enter into one or more rollover agreements, on substantially the same terms as the Rollover Agreement (the “Additional Rollover Agreements”), pursuant to which the Rollover Stockholders party thereto agree to contribute to Parent, subject to the terms and conditions therein, the number of Shares set forth in such agreements (the “Additional Rollover Shares”); provided that the aggregate number of Additional Rollover Shares shall not exceed 800,000 Shares (as adjusted in accordance with Section 3.01(e)).

Section 3.02 Exchange of Certificates.

(a) Paying Agent. Prior to the Effective Time, Parent shall designate a commercial bank or trust company which shall be reasonably satisfactory to the Company to act as agent (the “Paying Agent”) for the benefit of the holders of Shares. At the Effective Time (or in the case of Section 3.05, when ascertained), Parent shall deposit, or shall cause to be deposited, with the Paying Agent, for the benefit of the holders of Shares, Company Options and Company Restricted Stock Units, a cash amount in immediately available funds sufficient for the Paying Agent to make payments under Section 3.01(a), Section 3.04 and Section 3.05 (such aggregate cash amount being hereafter referred to as the “Exchange Fund”). The Exchange Fund shall be invested by the Paying Agent as directed by Parent; provided, however, that such investments shall be in obligations of or guaranteed by the U.S. or any agency or instrumentality thereof and backed by the full faith and credit of the U.S., in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding US$1 billion (based on the most recent financial statements of such bank which are then publicly available). If for any reason following the Effective Time (including investment losses or as a result of any Dissenting Stockholder effectively waiving, withdrawing or losing such stockholder’s right to seek appraisal of its Dissenting Shares under the DGCL or if a court of competent jurisdiction shall determine that such stockholder is not entitled to the relief provided by Section 262 of DGCL) the cash in the Exchange Fund is insufficient to fully satisfy all of the payment obligations to be made in cash by the Paying Agent hereunder, Parent or the Surviving Corporation shall promptly deposit or cause to be deposited cash in immediately available funds into the Exchange Fund in an amount which is equal to the deficiency in the amount of cash required to fully satisfy such cash payment obligations. Any interest or other income from such investments shall be paid to and become the income of Parent and any Taxes resulting therefrom shall be paid by Parent. Except as contemplated by Section 3.02(d), the Exchange Fund shall not be used for any purpose other than as specified in this Section 3.02(a).

(b) Payment Procedures. (i) As promptly as practicable after the Effective Time, but in any event no later than three (3) Business Days following the Effective Time, Parent shall cause the Paying Agent to mail to each Person who was, at the Effective Time, a holder of record of Shares entitled to receive the Merger Consideration pursuant to Section 3.01(a): (A) a letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Shares shall pass, only upon proper delivery of the Shares to the Paying Agent) and (B) instructions for use in effecting the surrender of the Shares pursuant to such letter of transmittal. At the Effective Time, Parent shall also cause the Paying Agent to deliver to the Surviving Corporation a cash amount in immediately available funds sufficient to make the payments described under Section 3.04(b) and Section 3.04(c) and the Surviving Corporation shall make such payments to the Persons entitled to receive such amounts through its payroll, subject to all applicable income and employment Taxes and other authorized deductions.

(ii) Upon (A) surrender to the Paying Agent of a Certificate for cancellation, together with such letter of transmittal, properly completed and validly executed in accordance with the instructions thereto, or (B) receipt by the Paying Agent of an “agent’s message” in the case of Book-Entry Shares, and, in each case, such other documents as may be required pursuant to such instructions, the holder of such Shares shall be entitled to receive in exchange therefor an amount of cash equal to the aggregate Merger Consideration which such holder has the right to receive pursuant to Section 3.01(a) in respect of the Shares formerly represented by such holder’s Certificates or Book-Entry Shares, and the Certificates or Book-Entry Shares so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Shares which is not registered in the transfer records of the Company, an amount of cash equal to the aggregate Merger Consideration for such Shares may be issued to a transferee if the Certificates or Book-Entry Shares representing such Shares are presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and by evidence reasonably satisfactory to the Paying Agent that any applicable stock transfer Taxes have been paid. Until surrendered as contemplated by Section 3.01(a) and this Section 3.02, each Certificate or Book-Entry Share shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender, without interest, the Merger Consideration.

(c) No Further Rights in Company Common Stock. The Merger Consideration paid in respect of the Shares upon the surrender for exchange of a Certificate or transfer of a Book-Entry Share in accordance with the terms of this Article III shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares previously represented by such Certificate or Book-Entry Share. From and after the Effective Time, the holders of Certificates or Book-Entry Shares that evidenced ownership of Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares, except as otherwise provided for herein or by applicable Law.

(d) Termination of Exchange Fund. Any portion of the Exchange Fund (including proceeds of any investment thereof) that remains undistributed to the holders of Shares on the date that is one (1) year after the Effective Time shall be delivered to Parent, upon demand, and any holders of Shares who have not theretofore complied with this Article III shall thereafter look only to Parent or the Surviving Corporation for the Merger Consideration to which they are entitled pursuant to Section 3.01(a), without any interest thereon.

(e) No Liability. None of the Paying Agent, Parent or the Surviving Corporation shall be liable to any holder of Shares for any Merger Consideration from the Exchange Fund or other cash properly delivered to a public official pursuant to any abandoned property, escheat or similar Law.

(f) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation or the Paying Agent, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation or the Paying Agent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration with respect to the Shares formerly represented by such Certificate to which the holder thereof is entitled pursuant to Section 3.01(a).

(g) Withholding Rights. The current understanding of Parent, Merger Sub and the Company is that no party will be required to deduct or withhold any amount from the consideration otherwise payable pursuant to this Agreement under applicable Law other than (i) compensatory-related withholding required with respect to certain payments made to holders of Company Stock Awards with respect to such Company Stock Award and (ii) any U.S. federal backup withholding tax to a payee that does not provide the required documentation with respect to its U.S. tax status. Notwithstanding any provision contained herein to the contrary, each of Parent, the Company and the Paying Agent shall be entitled to deduct and withhold from the consideration payable to any Person pursuant to this Agreement any such Taxes as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign Tax Law. In the event that Parent, Merger Sub or the Company determines that any deduction or withholding is required to be made from the consideration payable pursuant to this Agreement (other than any deduction or withholding described in (i) or (ii) above), Parent, Merger Sub or the Company, as applicable, shall inform the Special Committee and the other parties to this Agreement of such determination and provide them with a reasonably detailed explanation of such determination and the parties to this Agreement shall consult with each other in good faith regarding such determination, and Parent, the Company and the Paying Agent, as applicable, shall be entitled to deduct and withhold such amounts. To the extent that any amounts are withheld and paid over to the appropriate Governmental Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares or Company Stock Award in respect of which such deduction and withholding was made.

Section 3.03 Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of Shares thereafter on the records of the Company. On or after the Effective Time, any Certificates or Book-Entry Shares presented to the Paying Agent or Parent for any reason shall be cancelled and exchanged for the Merger Consideration with respect to the Shares formerly represented by such Certificates or Book-Entry Shares to which the holders thereof are entitled pursuant to Section 3.01(a).

Section 3.04 Company Stock Awards.

(a) At the Effective Time, for each Option Tranche then held by a Senior Employee:

(i) if such Option Tranche is then unvested:

(A) 100% of such Option Tranche in the case of a Tier I Employee (with 2,084,750 Shares in the aggregate subject to such Option Tranches held by the Tier I Employees) and 73.3% (rounded up to the nearest whole Share) of such Option Tranche in the case of a Tier II Employee (with 912,181 Shares in the aggregate subject to such portions of Option Tranches held by the Tier II Employees) shall be converted into an option to purchase a number of HoldCo Shares equal to the number of Shares subject to such Option Tranche (or such applicable portion thereof in the case of a Tier II Employee), at a per HoldCo Share exercise price equal to the excess of (x) the fair market value of a HoldCo Share immediately following the Effective Time (as determined by Parent in good faith) over (y) the per Share Intrinsic Value of such Option Tranche, which option shall be subject to such other terms and conditions as applied to such Option Tranche; and

(B) the remaining 26.7% (rounded down to the nearest whole Share) of such Option Tranche in the case of a Tier II Employee (with 332,841 Shares in the aggregate subject to such remaining portions of Option Tranches held by the Tier II Employees) shall be canceled in consideration of an award of restricted stock units to such Tier II Employee, which award shall provide for the issuance of a number of HoldCo Shares (rounded up to the nearest whole Holdco Share) that have an aggregate fair market value as of immediately following the Effective Time (as determined by Parent in good faith) equal to the Intrinsic Value of such portion, which HoldCo Shares shall be issued on the applicable scheduled vesting date, subject to the same vesting and forfeiture provisions as applied to such Option Tranche; provided, however, that if such Tier II Employee is a U.S. Taxpayer, such portion shall be canceled in consideration of the issuance to such Tier II Employee of a number of HoldCo Shares (rounded up to the nearest whole Holdco Share) that have an aggregate fair market value as of immediately following the Effective Time (as determined by Parent in good faith) equal to the Intrinsic Value of such portion, which HoldCo Shares shall be issued as soon as practicable (and in no event later than five days) after the Effective Time and shall be subject to the same vesting and forfeiture provisions as applied to such Option Tranche; and

(ii) if such Option Tranche is then vested, such Option Tranche shall be canceled in consideration of a cash payment to such Senior Employee in an amount equal to the Intrinsic Value of such portion, which payment shall be made as soon as practicable (and in no event later than five days) after the Effective Time; provided, however, that, if such Senior Employee elects, not later than five days prior to the Effective Time, pursuant to a form provided by the Company, to receive such consideration in the form of HoldCo Shares, such portion shall be canceled in consideration of a number of HoldCo Shares (rounded down to the nearest whole HoldCo Share, with the balance paid in cash) with an aggregate fair market value as of immediately following the Effective Time (as determined by Parent in good faith) equal to the Intrinsic Value of such portion, which HoldCo Shares shall be issued as soon as practicable (and in no event later than five days) after the Effective Time and shall not be subject to any forfeiture restriction (but may be subject to a transfer restriction).

(b) At the Effective Time, for each Option Tranche then held by an individual who is not a Senior Employee:

(i) if such Option Tranche is then vested, such Option Tranche shall be canceled in consideration of a cash payment to such individual in an amount equal to the Intrinsic Value of such Option Tranche, which payment shall be made as soon as practicable (and in no event later than five days) after the Effective Time; provided, however, that, if such individual elects, not later than five days prior to the Effective Time, pursuant to a form provided by the Company, to receive such consideration in the form of HoldCo Shares, such Option Tranche shall be canceled in consideration of a number of HoldCo Shares (rounded down to the nearest whole HoldCo Share, with the balance paid in cash) with an aggregate fair market value as of immediately following the Effective Time (as determined by Parent in good faith) equal to the Intrinsic Value of such Option Tranche, which HoldCo Shares shall be issued as soon as practicable (and in no event later than five days) after the Effective Time and shall not be subject to any forfeiture restriction (but may be subject to a transfer restriction);

(ii) if such Option Tranche is then unvested, such Option Tranche shall be canceled in consideration of an award of restricted stock units to such individual, which award shall provide for the issuance of a number of HoldCo Shares (rounded up to the nearest whole HoldCo Share) that have an aggregate fair market value as of immediately following the Effective Time (as determined by Parent in good faith) equal to the Intrinsic Value of such Option Tranche, which HoldCo Shares shall be issued on the applicable scheduled vesting date, subject to the same vesting and forfeiture provisions as applied to such Option Tranche; provided, however, that if such individual is a U.S. Taxpayer, such Option Tranche shall be canceled in consideration of the issuance to such individual of a number of HoldCo Shares (rounded up to the nearest whole HoldCo Share) that have an aggregate fair market value as of immediately following the Effective Time (as determined by Parent in good faith) equal to the Intrinsic Value of such Option Tranche, which HoldCo Shares shall be issued as soon as practicable (and in no event later than five days) after the Effective Time and shall be subject to the same vesting and forfeiture provisions as applied to such Option Tranche.

(c) For the avoidance of doubt, for each Option Tranche (or portion thereof) held by a U.S. Taxpayer that is converted into an option to purchase HoldCo Shares pursuant to this Section 3.04, the number of HoldCo Shares and the exercise price applicable to such option shall be determined in a manner that would not result in such option being treated as the grant of a new option under Section 409A of the Code.

(d) At the Effective Time, each Company Option that was granted under a Company Stock Plan other than the Company’s 2011 Stock Incentive Plan and that is then outstanding (whether vested or unvested) shall be canceled in consideration of a cash payment to the holder of such Company Option in an amount equal to the Intrinsic Value of such Company Option, which payment shall be made as soon as practicable (and in no event later than five days) after the Effective Time; provided, however, that, if such holder elects, not later than five days prior to the Effective Time, pursuant to a form provided by the Company, to receive such consideration in the form of HoldCo Shares, such Company Option shall be canceled in consideration of a number of HoldCo Shares (rounded down to the nearest whole HoldCo Share, with the balance paid in cash) with an aggregate fair market value as of immediately following the Effective Time (as determined by Parent in good faith) equal to the Intrinsic Value of such Company Option, which HoldCo Shares shall be issued as soon as practicable (and in no event later than five days) after the Effective Time and shall not be subject to any forfeiture restriction (but may be subject to a transfer restriction).

(e) At the Effective Time, each Company Restricted Stock Unit relating to a Share that remains outstanding as of immediately prior to the Effective Time shall be converted into a restricted stock unit that provides for the issuance of a HoldCo Share (rounded up to the nearest whole HoldCo Share), which restricted stock unit shall be subject to the same vesting and forfeiture provisions as applied to such Company Restricted Stock Unit.

(f) Notwithstanding any provision of this Agreement to the contrary, at the Effective Time, (i) each Company Option then held by any member of the Company Board who is not a Buyer Group Party, whether vested or unvested, shall be canceled in consideration of a cash payment to such individual in an amount equal to the Intrinsic Value of such Company Option, which payment shall be made as soon as practicable (and in no event later than five days) after the Effective Time, and (ii) each Company Restricted Stock Unit held by any member of the Company Board who is not a Buyer Group Party relating to a Share that remains outstanding as of immediately prior to the Effective Time shall be converted into the right to receive the Merger Consideration.

(g) Prior to the Effective Time, the Company shall take all actions with respect to the Company Options, Company Restricted Stock Units and compensation plans or arrangements that are necessary to give effect to the transactions contemplated by this Section 3.04. Promptly following the date hereof, the Company shall deliver written notice to each holder of a Company Stock Award informing such holder of the treatment of such Company Stock Award contemplated by this Agreement.

Section 3.05 Appraisal Rights. Notwithstanding any provision of this Agreement to the contrary and to the extent available under the DGCL, Shares (“Dissenting Shares”) that are held by a stockholder who is entitled to demand and properly demands appraisal of such Shares pursuant to, and who complies in all respects with, Section 262 of the DGCL (a “Dissenting Stockholder”) shall not be converted into the right to receive the Merger Consideration, unless and until such Dissenting Stockholder shall have failed to perfect or shall have effectively withdrawn or lost such stockholder’s right to seek appraisal of such Dissenting Shares under the DGCL or if a court of competent jurisdiction shall have determined that such Dissenting Stockholder is not entitled to the appraisal provided by Section 262 of DGCL with respect to such Dissenting Shares, and any Dissenting Stockholder shall be entitled to receive only the payment provided by Section 262 of the DGCL with respect to the Dissenting Shares owned by such Dissenting Stockholder and not any Merger Consideration with respect to such Dissenting Shares. If any Person who otherwise would be deemed a Dissenting Stockholder shall have failed properly to perfect appraisal rights, shall have effectively withdrawn appraisal rights, or shall have lost the right to seek appraisal, in each case with respect to any Dissenting Shares, or if a court of competent jurisdiction shall have determined that such Dissenting Stockholder is not entitled to the appraisal provided by Section 262 of DGCL with respect to such Dissenting Shares, then (a) such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into the Merger Consideration pursuant to this Agreement and (b) Parent shall promptly deposit or cause to be deposited with the Paying Agent any additional funds necessary to pay in full the aggregate Merger Consideration, without interest thereon, so due and payable to such Persons in respect of such Dissenting Shares. The Company shall provide Parent with prompt written notice of any demands received by the Company for appraisal of Dissenting Shares, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to DGCL that relates to such demand, and Parent shall have the opportunity and right to participate in all negotiations and proceedings with respect to such demands under the applicable provisions of DGCL. Except with the prior written consent of Parent (which consent shall not be unreasonably withheld or delayed), or to the extent required by applicable Law, the Company shall not voluntarily make any payment with respect to any demands for appraisals of Dissenting Shares, offer to settle or settle any such demands or approve any withdrawal of any such demands, or agree to do or commit to do any of the foregoing.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

As an inducement to Parent and Merger Sub to enter into this Agreement, (a) except as set forth in the corresponding section of the Company Disclosure Schedule (it being agreed that disclosure of any item in any section of the Company Disclosure Schedule shall be deemed disclosure with respect to any other section of this Agreement to which the relevance of such item is reasonably apparent on its face, without independent inquiry) and (b) except as disclosed in the Company SEC Reports filed after January 1, 2011 and prior to the date of this Agreement (excluding “risk factors” sections or any language in such reports that is predictive or forward-looking), in each case, only to the extent that the relevance of a disclosure or statement therein to a section of this Agreement is reasonably apparent on its face, without independent inquiry, the Company hereby represents and warrants to Parent and Merger Sub that:

Section 4.01 Organization and Qualification; Subsidiaries.

(a) The Company and each of its Subsidiaries is an entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Law of the jurisdiction of its organization and has the requisite corporate or similar power and authority and all necessary governmental approvals to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, in each case, in all material respects. The Company and each of its Subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing (with respect to jurisdictions that recognize the concept of good standing), in each jurisdiction where the character of the properties or assets owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary or desirable, except where the failure to be so qualified or licensed and in good standing would not constitute a Company Material Adverse Effect.

(b) A true and complete list of all the Subsidiaries of the Company as of the date hereof, identifying the jurisdiction of incorporation or organization of each such Subsidiary of the Company and the percentage of the outstanding capital stock or other equity or similar interests of each such Subsidiary owned by the Company and each of its other Subsidiaries, is set forth in Section  4.01(b) of the Company Disclosure Schedule.

Section 4.02 Certificate of Incorporation and Bylaws. The Company has heretofore furnished to Parent a complete and correct copy of the certificate of incorporation and bylaws or other equivalent organizational documents, each as amended to date, of the Company and each of its Subsidiaries. Such certificates of incorporation and bylaws or equivalent organizational documents, are in full force and effect. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its certificate of incorporation, bylaws or equivalent organizational documents.

Section 4.03 Capitalization.

(a) The authorized capital stock of the Company consists of (i) 100,000,000 Shares and (ii) 10,000,000 shares of preferred stock. As of May 9, 2013, (i) 72,794,429 Shares are issued and outstanding, all of which are duly authorized, validly issued, fully paid and non-assessable, (ii) 6,166,500 Shares are held in the treasury of the Company, (iii) no Shares are held by any Subsidiary of the Company, and (iv) 7,511,299 Shares are reserved for future issuance pursuant to outstanding Company Stock Awards. No shares of the Company’s preferred stock are issued and outstanding. Except as set forth in this Section 4.03 and Section 4.03(a) of the Company Disclosure Schedule and the Voting Agreement, there are no shares of capital stock or other equity interests in the Company, options, warrants, convertible debt, other convertible instruments or other rights, agreements, arrangements or commitments of any character to which the Company is a party relating to the issued or unissued capital stock of the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to issue or sell any shares of capital stock of, or other equity interests in, the Company or any of its Subsidiaries, or stock appreciation rights, performance units, restricted stock units, contingent value rights, “phantom” stock units or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of or other equity interests in, the Company or any of its Subsidiaries. All Shares subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Shares or any capital stock of, or other equity interests in, any Subsidiary of the Company or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary of the Company or any other Person. All outstanding Company Stock Awards have been issued in compliance with all applicable Law in all material respects, and all requirements set forth in the applicable Company Stock Plan. The Company has delivered to Parent (A) a true and complete list which sets forth, for each outstanding Company Stock Award granted under the Company’s 2011 Stock Incentive Plan and held by a Senior Employee, type of award, grant date, exercise price (if applicable), vesting schedule and numbers of granted and vested Shares underlying such Company Stock Award and a separate true and complete list which sets forth the names of all the Senior Employees that hold any Company Stock Award and (B) a true and complete list which sets forth the aggregate amount of the outstanding Company Stock Awards and the weighted average exercise price (if applicable) under each of the 2011 Stock Incentive Plan, the 2008 Stock Incentive Plan and the 2002 Stock Option Plan of the Company. Five (5) Business Days prior to the Closing Date, the Company will provide Parent with a revised version of such lists, updated as of the most recent practicable date.

(b) Except as set forth in Part A of Section 4.03(b) of the Company Disclosure Schedule, each outstanding share of capital stock of, or other equity interests in, each Subsidiary owned directly or indirectly by the Company is (i) duly authorized, validly issued, fully paid and non-assessable, (ii) free and clear of all Encumbrances and (iii) not subject to any outstanding obligations of the Company or any of its Subsidiaries requiring the registration under any securities Law for sale of such share of capital stock, or other equity interests. Except for the capital stock or other equity interests in (A) its Subsidiaries and (B) the entities set forth in Part B of Section 4.03(b) of the Company Disclosure Schedule, the Company does not own, directly or indirectly, any capital stock or other equity interests in, any Person.

(c) No bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into or exercisable for securities having the right to vote) on any matters on which stockholders of the Company may vote are issued and outstanding.

(d) Except as set forth in Section 4.03(d) of the Company Disclosure Schedule and the Voting Agreement, there are no outstanding voting trusts or other agreements to which the Company or any of its Subsidiaries is a party (i) restricting the transfer of, (ii) relating to the voting of, or (iii) requiring the registration under any securities Law for sale of, any Shares, shares of preferred stock or any other capital stock of, or other equity interests in, the Company.

Section 4.04 Authority Relative to This Agreement; Vote Required.

(a) Assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 5.12 of this Agreement, the Company has all necessary corporate power and authority to execute and deliver this Agreement and, subject to receipt of the Company Stockholder Approval, to perform its obligations hereunder and to consummate the Transactions. Assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 5.12 of this Agreement, the execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Transactions (other than, with respect to the Merger, obtaining the Company Stockholder Approval and the filing of the Certificate of Merger as required by the DGCL). This Agreement has been duly and validly executed and delivered by the Company and, assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 5.12 of this Agreement and the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency (including all Laws relating to fraudulent transfers), reorganization, moratorium or similar Laws affecting creditors’ rights generally and subject to the effect of general principles of equity, regardless of whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

(b) The Special Committee is composed of three members of the Company Board who are not affiliated with Parent, Merger Sub or the Rollover Stockholders and are not members of the Company’s management. As of the date hereof, the Company Board, acting upon the unanimous recommendation of the Special Committee, by resolutions duly adopted by vote of those voting at a meeting duly called and held and not subsequently rescinded or modified in any way, has (i) determined that the Merger is advisable and fair to, and in the best interests of, the Company and its stockholders (other than the holders of the Excluded Shares), (ii) approved this Agreement and declared its advisability, and (iii) subject to the terms of this Agreement (including Section 7.03), resolved to recommend the adoption of this Agreement by the stockholders of the Company, and directed that this Agreement be submitted for consideration by the stockholders of the Company at the Company Stockholders’ Meeting. Assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 5.12 of this Agreement, the restrictions on business combinations set forth in Section 203(a) of the DGCL shall not apply to any of the Transactions. To the Knowledge of the Company, no restrictions in other U.S. state or federal takeover statutes or Laws are applicable to the Merger or any of the other Transactions.

Section 4.05 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company, and the consummation of the Merger, will not, (i) conflict with or violate the certificate of incorporation, bylaws or other equivalent organizational documents of the Company or any of its Subsidiaries, (ii) assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 5.12 of this Agreement, and assuming all consents, approvals, authorizations and other actions described in Section 4.05(b) have been obtained or taken and all filings and obligations described in Section 4.05(b) have been made or satisfied, and assuming receipt of the Company Stockholder Approval, conflict with or violate any Law applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iii) except as set forth in Section 4.05(a) of the Company Disclosure Schedule, violate, conflict with, require consent under, result in any breach of, result in loss of benefit or release of source code under, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance (other than Permitted Encumbrances) on any property or asset of the Company or any of its Subsidiaries pursuant to any Contract or Company Permit, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not constitute a Company Material Adverse Effect (without regard to the exclusions set forth in clauses (v) and (x) of the definition of “Company Material Adverse Effect”).

(b) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company, and the consummation of the Transactions, will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) for compliance with the applicable requirements, if any, of the Securities Act, the Exchange Act, and the rules and regulations thereunder (including, but not limited to, the filing of a Schedule 13E-3 and the Proxy Statement, and the filing of one or more amendments to the Schedule 13E-3 and the Proxy Statement to respond to comments of the SEC, if any, on such documents), (ii) for compliance with the rules and regulations of NASDAQ, (iii) for the filing of the Certificate of Merger as required by the DGCL, (iv) for the filings under the PRC Anti-Monopoly Law and receipt of clearance thereunder approving the Merger, and (v) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not constitute a Company Material Adverse Effect (without regard to the exclusions set forth in clauses (v) and (x) of the definition of “Company Material Adverse Effect”). Solely for the purposes of determining whether any filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, in connection with the Transactions, each of (A) the fair market value of the assets (other than cash) of the Company and the Subsidiaries, taken as a whole, located in the U.S., and (B) the sales of the Company and the Subsidiaries, taken as a whole, in or into the U.S. from assets located outside the U.S. in the fiscal year ended December 31, 2012, is no more than US$70.9 million. The Company estimates in good faith that the sales of the Company and the Subsidiaries, taken as a whole, in or into the U.S. from assets located outside the U.S. in the fiscal year ending December 31, 2013, will be no more than US$70.9 million.

Section 4.06 Permits; Compliance.

(a) Except as set forth in Section 4.06(a) of the Company Disclosure Schedule, the Company and each of its Subsidiaries is in possession of all material Company Permits. No suspension, modification, revocation or cancellation of any of the material Company Permits is pending or, to the Knowledge of the Company, threatened. Neither the Company nor any of its Subsidiaries is or has been in conflict with, or in default, breach or violation of, in any material respects, any Law or Company Permit applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(b) Notwithstanding the foregoing, this Section 4.06 shall not be deemed to relate to (i) the Company’s reporting obligations under the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder, (ii) labor, employment and employee benefit matters, (iii) Laws relating to infringement, misappropriation, violation, validity or enforceability of Intellectual Property Rights, (iv) Taxes, or (v) environmental matters, each of which are the subject exclusively of the representations and warranties in Section 4.07, Section 4.10, Section 4.12, Section 4.13 and Section 4.14, respectively.

(c) Except as set forth in Section 4.06(c) of the Company Disclosure Schedule and to the Knowledge of the Company, the beneficial stockholders of the Company who are PRC residents (as defined under the Circular on Several Issues concerning Foreign Exchange Administration for Domestic Residents to Engage in Financing and Round-trip Investments via Overseas Special Purpose Companies promulgated on October 21, 2005 by the PRC State Administration of Foreign Exchange) have complied in all material respects with all reporting and filing requirements in accordance with applicable PRC Law with respect to their interest in the Company.

Section 4.07 SEC Filings; Financial Statements. Except as set forth in Section 4.07 of the Company Disclosure Schedule:

(a) The Company has filed all forms, reports, statements, schedules and other documents required to be filed by it with the SEC since December 31, 2009 (the forms, reports, statements, schedules and other documents filed since December 31, 2009 and those filed subsequent to the date hereof, including any amendments thereto, and together with any exhibits and schedules thereto (other than press releases or other documents not incorporated by reference therein), collectively, the “Company SEC Reports”). The Company SEC Reports (i) at the time they were filed and, if amended, as of the date of such amendment, complied in all material respects with all applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and (ii) did not, at the time they were filed, and, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is subject to the reporting requirement of Sections 13(a) or 15(d) of the Exchange Act.

(b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained (or incorporated by reference) in the Company SEC Reports was prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q and related rules of the SEC) and each fairly presents, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which have not had, and would not constitute a Company Material Adverse Effect).

(c) Neither the Company nor any of its Subsidiaries has any outstanding liability or obligation of any nature (whether accrued, absolute, contingent, determined, determinable or otherwise and whether due or to become due) that would be required to be reflected or reserved against in a consolidated balance sheet of the Company and its consolidated Subsidiaries prepared in accordance with GAAP, except for liabilities and obligations (i) that are reflected, or for which reserves were established, on the 2012 Balance Sheet, (ii) incurred in the ordinary course of business consistent with past practice since December 31, 2012, (iii) that would not constitute a Company Material Adverse Effect, or (iv) that are disclosed prior to the date of this Agreement in the Company SEC Reports, incurred in connection with the Transactions or otherwise as contemplated by this Agreement.

(d) The Company has timely filed all certifications and statements required by (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act or (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002) with respect to any Company SEC Report. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act reasonably designed and maintained to ensure that information required to be disclosed by the Company in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company maintains internal control over financial reporting that are designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act and the Company has disclosed, based on its most recent evaluations, to its outside auditors and the audit committee of the Company Board, (A) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Based on the evaluation of disclosure controls and procedures as of the end of the period covered by the most recent Form 10-K or 10-Q prior to the date hereof, the Company’s certifying officer concluded that such disclosure controls and procedures are effective. As used in this Section 4.07, the term “filed” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

(e) The Company maintains and has maintained a standard system of accounting established and administered in accordance with GAAP in all material respects.

(f) There are no outstanding loans or other extensions of credit made by the Company or any of its Subsidiaries to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company that would violate Section 402 of the Sarbanes-Oxley Act of 2002.

(g) There is no outstanding transaction, or series of similar transactions, agreements, arrangements or understandings, to which the Company or any of its Subsidiaries is a party, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act in a Company SEC Report that was not so disclosed.

(h) None of the Company or any of its Subsidiaries has any off-balance sheet arrangement (as defined in Item 303 of Regulation S-K promulgated under the Securities Act) that would be required to be disclosed under Item 303 of Regulation S-K promulgated under the Securities Act.

(i) The Company has complied in all material respects with the applicable listing and corporate governance rules and regulations of NASDAQ.

Section 4.08 Absence of Certain Changes or Events.

(a) Since June 30, 2012 until the date hereof, (i) the Company and its Subsidiaries have conducted their businesses in all material respects in the ordinary course and in a manner consistent with past practice (except for actions taken or not taken in connection with the Transactions), and (ii) there has not been any change in the financial condition, business or results of their operations or any circumstance, occurrence or development which, to the Company’s Knowledge, constitutes a Company Material Adverse Effect.

(b) Since June 30, 2012 until the date hereof, there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time without Parent’s consent, would constitute a breach of Section 6.01(b)(i), 6.01(b)(iv), 6.01(b)(v), 6.01(b)(vi), 6.01(b)(viii), 6.01(b)(ix), 6.01(b)(xi), 6.01(b)(xii), 6.01(b)(xvi) or 6.01(b)(xvii), or, to the extent applicable to the foregoing Sections, subsections or clauses, Section 6.01(b)(xviii).

Section 4.09 Absence of Litigation. There is no Action pending or, to the Knowledge of the Company, threatened against the Company, any of its Subsidiaries, or any property or asset of the Company or any of its

Subsidiaries, before (or, in the case of threatened Actions that would be before) or by any Governmental Authority or arbitrator that constitutes a Company Material Adverse Effect or that would reasonably be expected to expose the Company or any of its Subsidiaries to any criminal liability or to any material governmental fines or penalties. Neither the Company nor any of its Subsidiaries nor any material property or asset of the Company or any of its Subsidiaries is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the Knowledge of the Company, continuing investigation by, any Governmental Authority or any Order of any Governmental Authority, except as would not constitute a Company Material Adverse Effect.

Section 4.10 Labor and Employment Matters.

(a) (i) Neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining or similar agreement or understanding applicable to persons employed by the Company or any of its Subsidiaries and there has not been any organizational campaign, petition or other unionization activity seeking recognition of a collective bargaining unit relating to any such person; (ii) neither the Company nor any of its Subsidiaries has breached or otherwise failed to comply in any material respect with the provisions of any collective bargaining or similar agreement or understanding, and there are no material grievances outstanding against the Company or any of its Subsidiaries under any such agreement or understanding; (iii) there are no unfair labor practice complaints pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries before any Governmental Authority; and (iv) there is no, and there has not been, since January 1, 2011, any labor strike, slowdown, stoppage, material interruption of work or lockout and, to the Knowledge of the Company, no event or act described in this clause (iv) is threatened against the Company or any of its Subsidiaries.

(b) Except as set forth in Section 4.10(b) of the Company Disclosure Schedule, the Company and its Subsidiaries are currently in compliance in all material respects with all applicable Law relating to the employment of labor, including those related to labor management relations, wages, hours, collective bargaining, overtime, employee classification, discrimination, sexual harassment, civil rights, affirmative action, work authorization, immigration, safety and health, information privacy and security, workers compensation, continuation coverage under group health plans, wage payment and the payment and withholding of Taxes.

(c) Section 4.10(c) of the Company Disclosure Schedule lists any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, (ii) compensation, employment, severance, collective bargaining, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy or (iii) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits or post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), in each case whether or not written, (x) that is sponsored, maintained, administered, contributed to or entered into by the Company or any of its Subsidiaries for the current or future benefit of any current or former Service Provider or (y) for which the Company or any of its Subsidiaries has any direct or indirect liability (except, in each case, for any statutory or social security pension plans or arrangements required under applicable non-U.S. Law) (each, a “Benefit Plan”) and specifies whether such Benefit Plan (i) is a Benefit Plan that covers Service Providers located primarily within the United States (each, a “U.S. Plan”) or a Benefit Plan that is not a U.S. Plan (each, an “International Plan”). For each Benefit Plan, the Company has made available to Parent and Merger Sub a copy of such Benefit Plan (or a description, if such Benefit Plan is not written) and all amendments thereto and, as applicable (A) all trust agreements, insurance contracts or other funding arrangements and amendments thereto, (B) the most recent favorable determination or opinion letter from the IRS, (C) the annual returns/reports (Form 5500) and accompanying schedules and attachments thereto for the three most recently completed plan years,

(D) the three most recently prepared actuarial reports and financial statements, and (E) if such plan is an International Plan, documents that are substantially comparable (taking into account differences in applicable Law and practices) to the documents required to be provided in clauses (A) through (D) above.

(d) (i) The Company has delivered to Parent a true and complete list which sets forth, for each Tier I Employee and Tier II Employee who has a title of “Senior Director ( )” or “Senior Expert” as of the date hereof, such employee’s name, employer, department and hire date, and five (5) Business Days prior to the Closing Date, the Company will provide Parent and Merger Sub with a revised version of such list, updated as of the most recent practicable date. The Company has delivered to Parent a separate true and complete list which sets forth, (A) for each of 2011 and 2012, the aggregate amount of the base salary paid to the employees who then held the title of Vice President or a more senior title (other than Steve Zhang and Libin Sun) and the names of such employees, (B) for each of 2011 and 2012, the aggregate amount of the base salary paid to the employees who then held the title of Senior Director or Senior Expert (or, for 2011, any other approximately equivalent designation or title) and the names of such employees, and (C) the aggregate amount of the cash bonus paid to the employees who then held the title of Senior Director, Senior Expert (or, for 2011, any other approximately equivalent designation or title) or a more senior title (other than Steve Zhang and Libin Sun) in 2011 and 2012. (ii) Section 4.10(d)(ii) of the Company Disclosure Schedule sets forth an organizational chart indicating the functions and reporting responsibilities of the Senior Employees. (iii) As of the date of this Agreement, except as set forth in Section 4.10(d)(iii) of the Company Disclosure Schedule, no Tier I Employee has indicated to the Company or any of its Subsidiaries in writing that he or she intends to resign or retire, and to the Knowledge of the Company, no Tier I Employee intends to resign or retire, as a result of the Transactions or otherwise within one year after the Closing Date.

(e) Except (i) as set forth in Section 4.10(e) of the Company Disclosure Schedule and (ii) as otherwise specifically provided in this Agreement regarding the Company Stock Awards, neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in conjunction with another event, such as a termination of employment) will (A) result in any payment or benefit, including, but not limited to, any bonus, retention, severance, retirement or job security payment or benefit, becoming due to any current or former director or current or former Service Provider under any of the Benefit Plans or otherwise; (B) increase any benefits otherwise payable under any of the Benefit Plans; (C) result in any acceleration of the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any obligation, under any Benefit Plan; or (D) limit or restrict the right of the Company or any of its Subsidiaries, or after the Closing, Parent, to merge, amend or terminate any Benefit Plan. No Benefit Plan, individually or collectively, would be expected to result in the payment of any amount that would not be deductible under Section 280G of the Code.

(f) There is no outstanding material Order against or which relates to any Benefit Plan. Except as set forth in Section 4.10(f) of the Company Disclosure Schedule, each document prepared in connection with a Benefit Plan complies in all material respects with applicable Law. (i) Each Benefit Plan has been operated in all material respects in accordance with its terms, applicable Law, and, to the extent applicable, in accordance with generally accepted accounting practices in the applicable jurisdiction applied to such matters and, (ii) to the Knowledge of the Company, no circumstance, fact or event exists that could result in any material default under or violation of any Benefit Plan, and no Action (other than routine claims for benefits) is pending or, to the Knowledge of the Company, threatened with respect to any Benefit Plan. Each International Plan, (A) if intended to qualify for special Tax treatment, meets all the requirements for such treatment and, (B) if required, to any extent, to be funded, book-reserved or secured by an insurance policy, is fully funded, book-reserved or secured by an insurance policy, as applicable, based on reasonable actuarial assumptions in accordance with applicable accounting principles.

(g) All material contributions, premiums and payments that are due have been made for each Benefit Plan within the time periods prescribed by the terms of such plan and applicable Law, and all material contributions, premiums and payments for any period ending on or before the Closing Date that are not due are properly accrued to the extent required to be accrued under applicable accounting principles and have been properly reflected in the applicable audited consolidated financial statements of the Company and its Subsidiaries. There has been no amendment to, written interpretation of or announcement (whether or not written) by the Company or any of its Subsidiaries relating to, or change in employee participation or coverage under, any Benefit Plan that would increase materially the expense of maintaining such plan above the level of expense incurred in respect thereof for the most recent fiscal year ended prior to the date hereof.

(h) No events have occurred with respect to any Benefit Plan that would reasonably be expected to result in the assessment of any excise taxes against the Company or any of its Subsidiaries. Each Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS or has applied to the IRS for such a letter within the applicable remedial amendment period. Each trust created under any such Benefit Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation. Each Benefit Plan, and any award thereunder, that is or forms part of a “nonqualified deferred compensation plan” within the meaning of Section 409A or 457A of the Code has been timely amended (if applicable) to comply and has been operated in compliance with, and the Company and its Subsidiaries have complied in practice and operation with, all applicable requirements of Section 409A and 457A of the Code. Except as set forth in Section 4.10(h) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any current or former Service Provider for any tax incurred by such Service Provider, including under Section 409A, 457A or 4999 of the Code.

(i) Neither the Company nor any of its ERISA Affiliates (nor any predecessor of any such entity) sponsors, maintains, administers or contributes to (or has any obligation to contribute to), or has in the past six years sponsored, maintained, administered or contributed to (or had any obligation to contribute to), any plan subject to Title IV of ERISA, including any “multiemployer plan” as defined in Section 3(37) of ERISA.

(j) Neither the Company nor any of its Subsidiaries has any current or projected liability for, and no Benefit Plan provides or promises, any post-employment or post-retirement medical, dental, disability, hospitalization, life or similar benefits (whether insured or self-insured) to any current or former Service Provider (other than coverage mandated by applicable Law).

(k) The consent or consultation of, or the rendering of formal advice by, any labor or trade union, works council or other employee representative body is not required for the Company to enter into this Agreement or to consummate any of the Transactions.

Section 4.11 Real Property; Title to Assets.

(a) Section 4.11(a) of the Company Disclosure Schedule sets forth all of the Owned Real Property of the Company and its Subsidiaries that is material to the business of the Company and its Subsidiaries taken as a whole. Except as would not constitute a Company Material Adverse Effect, each of the Company and its Subsidiaries has good and marketable title to each parcel of Owned Real Property, free and clear of all Encumbrances, except Permitted Encumbrances.

(b) The Company has made available to Parent copies of all Leases under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy any Leased Real Property that is material to the business of the Company and its Subsidiaries taken as a whole (and all modifications, amendments and supplements thereto). Except as would not constitute a Company Material Adverse Effect, each of the Company and its Subsidiaries has a good and valid leasehold interest in each parcel of the Leased Real Property, free and clear of all Encumbrances, except Permitted Encumbrances.

(c) As of the date of this Agreement, no party to any such Real Property Leases has given written notice to the Company or any of its Subsidiaries of or made a written claim against the Company or any of its Subsidiaries with respect to any material breach or default thereunder. Neither the Company nor any of its

Subsidiaries, nor to the Company’s Knowledge any other party to a Lease, has violated in any material respect any provision of such Lease, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a material default under the provisions of such Lease.

(d) Except as would not constitute a Company Material Adverse Effect, the Company and its Subsidiaries have good and marketable title to, or a valid and binding leasehold interest in, all other properties and assets (excluding Owned Real Property, Leased Real Property and Intellectual Property Rights) that are material to the business of the Company and its Subsidiaries taken as a whole, in each case free and clear of all Encumbrances, except Permitted Encumbrances.

Section 4.12 Intellectual Property.

(a) Section 4.12(a)(i) of the Company Disclosure Schedule sets forth a true and complete list of all registrations, including domain names, and applications for registration included in the Company Owned Intellectual Property Rights. Except as set forth in Section 4.12(a)(ii) of the Company Disclosure Schedule, the Company and its Subsidiaries own, or have effective rights to use, all Intellectual Property Rights necessary for, or used or held for use in connection with, their respective businesses as currently conducted except where the failure to own or have such Intellectual Property Rights could, individually or in the aggregate, have a Company Material Adverse Effect. The Company and its Subsidiaries, collectively, are the sole and exclusive owners of all material Company Owned Intellectual Property Rights free and clear of any Encumbrances other than Permitted Encumbrances.

(b) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries nor the conduct of their respective businesses has, in the past three (3) years, infringed, misappropriated or otherwise violated the Intellectual Property Rights of any Person in any material respect, and neither the Company nor any of its Subsidiaries has received a written notice alleging the foregoing or challenging the scope, ownership, validity or enforceability of any Company Owned Intellectual Property Rights. There is no Action pending or, to the Knowledge of the Company, threatened with respect to any of the foregoing in this Section 4.12(b). To the Knowledge of the Company, all registered Company Owned Intellectual Property Rights are valid and enforceable and no Person has, in the past three (3) years, infringed, misappropriated or otherwise violated any of the Company Owned Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable measures to protect the secrecy, confidentiality and value of all material Company Owned Intellectual Property Rights.

(c) Except as would not have a Company Material Adverse Effect, the Company IT Assets are adequate for, and operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required in connection with, the operation of the Company’s and its Subsidiaries’ respective businesses, and the Company and its Subsidiaries have implemented reasonable backup, security and disaster recovery measures and technology consistent with industry practices. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there are no defects in any of the Software included in the Company Owned Intellectual Property Rights and distributed by the Company and its Subsidiaries (the “Company Owned Software”) that would prevent such Software from performing in accordance with its user specifications, and there are no viruses, worms, Trojan horses or similar programs in any such Software.

(d) Section 4.12(d) of the Company Disclosure Schedule accurately identifies and describes (i) each item of Open Source Software that is contained within or distributed with any Company Owned Software, and (ii) the Company Owned Software to which each such item of Open Source Software relates (including whether such Open Source Software has been modified by or for the Company or any of its Subsidiaries with respect to such applicable Company Owned Software). Except as would not constitute a Company Material Adverse Effect, no Company Owned Software contains, is derived from or is distributed with any Open Source Software that is licensed under any terms that impose or could impose (A) a requirement or condition that such Company Owned

Software or any part thereof (x) be disclosed or distributed in source code form, (y) be licensed for the purpose of making modifications or derivative works, or (z) be redistributable at no charge, or (B) any other material limitation, restriction or condition on the right or ability of the Company and its Subsidiaries to use or distribute any Company Owned Software. Except as would not constitute a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is in violation of the terms and conditions of any license pertaining to any Open Source Software. Except as would not constitute a Company Material Adverse Effect, no Person other than the Company and its Subsidiaries possesses any current or contingent right to obtain access to any source code included in the Company Owned Software, and no source code included in the Company Owned Software has been released from escrow or otherwise been made available to any third party.

Section 4.13 Taxes.

(a) Except as set forth in Section 4.13(a) of the Company Disclosure Schedule, all U.S. federal and material state income and franchise, PRC income and franchise and other material Tax Returns required to be filed by or with respect to the Company or any of its Subsidiaries have been timely filed (taking into account any extension of time within which to file) and all such Tax Returns are correct and complete in all material respects.

(b) The Company and each of its Subsidiaries has paid (or has had paid on its behalf), or has withheld and remitted, to the appropriate Taxing Authority all material Taxes due and payable (whether or not shown as due on any Tax Return).

(c) The charges, accruals and reserves for Taxes with respect to the Company and its Subsidiaries reflected on the books of the Company and the Subsidiaries are adequate to cover Tax liabilities accruing through the end of the last period for which the Company and the Subsidiaries ordinarily record items on their respective books.

(d) Each of the Company and its Subsidiaries has timely paid or withheld all material Taxes required to be paid or withheld with respect to their employees, independent contractors, creditors and other third parties (and timely paid over such Taxes to the appropriate Taxing Authority). The Company and its Subsidiaries have taken all steps required under applicable PRC Law to cause their respective employees who have participated in a Company Stock Plan to make all necessary filings and pay all applicable PRC Taxes in relation to their participation in a Company Stock Plan under applicable PRC Law.

(e) Neither the Company nor any of its Subsidiaries has executed any outstanding waiver of any statute of limitations or outstanding extension of the period for the assessment or collection of any material Tax. To the Knowledge of the Company, no audit or other examination or administrative, judicial or other proceeding of, or with respect to, any material Tax Return or Taxes of the Company or any of its Subsidiaries is currently in progress or is threatened. No deficiency for any material amount of Tax has been asserted or assessed by a Governmental Authority against the Company or any of its Subsidiaries that has not been satisfied by payment, settled or withdrawn.

(f) During the five-year period ending on the date hereof, neither the Company nor any of its Subsidiaries was a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Code.

(g) Section 4.13(g) of the Company Disclosure Schedule contains a list of all jurisdictions (including Hong Kong) in which the Company or any of its Subsidiaries filed Tax Returns in connection with income taxes as of December 31, 2012. Neither the Company nor any of its Subsidiaries has a permanent establishment (within the meaning of an applicable tax treaty) or otherwise has an office or fixed place of business in a jurisdiction other than the jurisdiction in which it is organized or has received a claim for Taxes in a jurisdiction in which it does not file Tax Returns.

(h) The income and franchise Tax Returns of the Company and its Subsidiaries through the Tax year ended December 31, 2011 have been examined and closed or are Tax Returns with respect to which the applicable period for assessment under applicable Law, after giving effect to extensions or waivers, has expired.

(i) Neither the Company nor any of its Subsidiaries owns an interest in real property in any jurisdiction in which Tax is imposed, or the value of the interest is reassessed on the transfer of an interest in real property and which treats the transfer of an interest in an entity that owns an interest in real property as a transfer of the interest in real property. Neither the Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the 5-year period ending on the date hereof.

(j) None of the Company or any of its Subsidiaries is a party to any Tax Sharing Agreement or otherwise has any actual or contingent liability with respect to Taxes of any person other than the Company or its Subsidiaries.

(k) Each of the Company’s Subsidiaries formed in the PRC has, in accordance with applicable Law, duly registered with the relevant PRC Governmental Authority, obtained and maintained the validity of all state and local tax registration certificates and complied in all material respects with all requirements imposed by such Governmental Authority. No submissions made to any Taxing Authority in connection with obtaining Tax exemptions, Tax holidays, Tax deferrals, Tax incentives or other preferential Tax treatments or Tax rebates contained any material misstatement or omission that would have affected the granting of such Tax exemptions, preferential treatments or rebates. No suspension, revocation or cancellation of any such Tax exemptions, preferential treatments or rebates is pending or threatened.

(l) Neither the Company nor any of its Subsidiaries has taken any action outside the ordinary course of business that could reasonably be expected to result in the Company or a Subsidiary being required to include a material item of income in, or exclude a material deduction from, a Tax Return for a period beginning after the date hereof, including as a result of entering into any closing agreement, an installment sale or open transaction, receiving a prepayment or filing an election under Section 108(i) of the Code.

(m) Neither the Company nor any of its Subsidiaries has received a private letter ruling from the IRS or any comparable ruling from any other Taxing Authority.

(n) All material transactions between the Company and its Subsidiaries have been on an arms-length basis, and all such transactions have been appropriately documented for transfer pricing purposes.

Section 4.14 Environmental Matters. Except as would not constitute a Company Material Adverse Effect, (a) none of the Company nor any of its Subsidiaries has violated or is in violation of any Environmental Law; (b) none of the Company or any of its Subsidiaries is actually, potentially or allegedly liable under any Environmental Law (including pending or threatened liens, or with respect to exposure to Hazardous Substances); and (c) neither the execution of this Agreement nor the consummation of the Transactions will require any investigation, remediation or other action with respect to Hazardous Substances, or any notice to or consent of Governmental Authorities or third parties, pursuant to any applicable Environmental Law. To the Knowledge of the Company, there is no Phase I or Phase II environmental site assessment or other environmental investigation report, remedial report or environmental study or audit conducted in the past three years of which the Company is in possession, custody or control as of the date hereof that relates to the current or prior business of the Company or any of its Subsidiaries or any property or facility now or previously owned or leased by the Company or any of its Subsidiaries a copy of which has not been made available to Parent at least three Business Days prior to the date hereof.

Section 4.15 Material Contracts.

(a) Except for this Agreement and except for Contracts filed as exhibits to the Company SEC Reports that are available prior to the date hereof or set forth in Section 4.15(a) of the Company Disclosure Schedule, as of the date hereof, none of the Company or its Subsidiaries is a party to or bound by any Contract that:

(i) is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Securities Act) with respect to the Company and its Subsidiaries;

(ii) would, individually or in the aggregate, prevent, materially delay or materially impair the Company’s ability to consummate the Transactions;

(iii) is an indenture, credit agreement, loan agreement, security agreement, guarantee, note, or mortgage, other than intercompany agreements;

(iv) is a Contract to which the Company or any of its Subsidiaries is a party that creates or grants a material Encumbrance on properties or other assets of the Company or any of its Subsidiaries, other than any Permitted Encumbrances;

(v) is a Contract pursuant to which the Company or any of its Subsidiaries was granted any land use rights;

(vi) is a Contract under which the Company or any of its Subsidiaries has, directly or indirectly, made any loan, capital contribution to, or other investment in, any Person (except for the Company or any of its Subsidiaries), other than (A) accounts receivable and extensions of credit to customers in the ordinary course of business consistent with past practice in connection with the sale, license or lease by the Company or any of its Subsidiaries of the Company’s products, and (B) investments in marketable securities (consisting solely of time deposits held at major banks, commercial paper, U.S. government agency discount notes, money market mutual funds and other money market securities with maturities of 90 days or less at the date of purchase) in the ordinary course of business;

(vii) is a joint venture contract, strategic cooperation or partnership arrangement (including cooperation or long-term agency contracts entered into at the corporate headquarters level with insurance companies), or any other agreement involving a sharing of profits, losses, costs or liabilities by the Company or any of its Subsidiaries with any third party;

(viii) is between the Company or any of its Subsidiaries and any director or executive officer of the Company or any Person beneficially owning five percent or more of the outstanding Shares required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Act;

(ix) is a Contract that contains any provisions restricting the Company or any of its Affiliates or their successors in any material respect from (A) competing or engaging in any activity or line of business or with any Person or in any area or pursuant to which any benefit or right is required to be given or lost as a result of so competing or engaging or which, pursuant to its terms, could have such effect after the Closing solely as a result of the consummation of the Transactions or (B) hiring or soliciting for hire the employees or contractors of any third party (other than non-hire and non-solicitation provisions contained in confidentiality agreements);

(x) is a Contract that (A) grants any exclusive rights to any third party (other than any exclusive license, sublicense or other right to, or covenant not to be sued under, any Intellectual Property Right), including any exclusive license or supply or distribution agreement or other exclusive rights or which, pursuant to its terms, could have such effect after the Closing solely as a result of the consummation of the Transactions, (B) contains any provision that requires the purchase of all or any stated percentage of the Company’s or any of its Subsidiaries’ requirements from any third party or (C) grants “most favored nation” rights (other than “most favored nation” provisions contained in confidentiality agreements), except in the case of each of clauses (A), (B) and (C) above for such rights and provisions that are not material to the Company and its Subsidiaries, taken as a whole;

(xi) is a Contract pursuant to which the Company or any of its Subsidiaries (A) receives or is granted any license, sublicense or other right to, or covenant not to be sued under, any material Intellectual Property Right (other than any non-exclusive license to off-the-shelf Software generally available on non-discriminatory pricing terms) or (B) grants any license, sublicense or other right to, or covenant not to be sued under, any material Intellectual Property Right (other than a non-exclusive license granted in the ordinary course of the grantor’s business); and

(xii) is an outstanding Contract that is not included in (i) through (xi) above and in respect of which the consideration payable by or to the Company and/or its Subsidiaries exceeds US$1,000,000.

Each such Contract described in clauses (i) through (xii) above is referred to herein as a “Material Contract”; provided that Material Contracts shall not include any (i) Benefit Plans and (ii) any management, employment, severance, change in control, transaction bonus, consulting, repatriation or expatriation agreement or other Contract between the Company or one of its Subsidiaries and any Service Provider with respect to which the Company or one of its Subsidiaries has or may have any material liability or obligation, which Contracts are dealt with exclusively in Section 4.10.

(b) Except as would not constitute a Company Material Adverse Effect, (i) each Key Contract is a legal, valid and binding obligation of the Company and/or any Subsidiary that is a party thereto and, to the Company’s Knowledge, the other parties thereto, in each case subject to the Bankruptcy and Equity Exception; (ii) neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any other party thereto is in breach or violation of, or default under, any Key Contract and no event has occurred or not occurred through the Company’s or any of its Subsidiaries’ action or inaction or, to the Company’s Knowledge, the action or inaction of any third party, that with notice or lapse of time or both would constitute a breach or violation of, or default under, any Key Contract; and (iii) except as set forth in Section 4.15(b) of the Company Disclosure Schedule, to the Company’s Knowledge, the Company and its Subsidiaries have not received any written claim or notice of default, termination or cancellation under any such Key Contract. For the purposes of this Agreement, a “Key Contract” means a Contract that is either (x) a Material Contract or, (y) if not a Material Contract, an outstanding Contract pursuant to which the Company or any of its Subsidiaries (A) provides material products or services to any Major Customer, (B) provides products or services to any third party (other than any Major Customer), in respect of which the aggregate consideration payable to the Company or its Subsidiaries exceeds RMB 10,000,000, or (C) purchases products, services or supplies from any third party, in respect of which the aggregate consideration payable by the Company or its Subsidiaries exceeds RMB 8,000,000.

(c) Section 4.15(c) of the Company Disclosure Schedule lists certain business Contracts of the Company and its Subsidiaries entered into during the fiscal year ended December 31, 2012, pursuant to which the Company or any of its Subsidiaries provided to, or purchased from, any third party products or services (the “Selected Business Contracts”). The aggregate value of the Selected Business Contracts is equal to at least 60% of the aggregate value of the business Contracts of the Company and its Subsidiaries, taken as a whole, entered into during the fiscal year ended December 31, 2012. Each Selected Business Contract was, at the time such Contract was entered into, a legal, valid and binding obligation of the Company and/or any Subsidiary that was a party thereto and, to the Company’s Knowledge, the other parties thereto, in each case subject to the Bankruptcy and Equity Exception.

(d) Complete, correct and unredacted copies of each Material Contract, as amended and supplemented, have been filed with the SEC prior to the date of this Agreement or have been provided by the Company to Parent prior to the date of this Agreement.

Section 4.16 Insurance.

(a) Section 4.16(a) of the Company Disclosure Schedule lists, as of the date hereof, all material insurance policies of the Company and its Subsidiaries covering its or their assets, business, equipment, properties, operations, employees, directors or directors (collectively, the “Insurance Policies”). There is no material claim by the Company or any of its Subsidiaries pending under any of the Insurance Policies as to which the Company has been notified that coverage has been questioned, denied or disputed by the underwriters of such policies.

(b) Except as would not constitute a Company Material Adverse Effect, (i) all Insurance Policies or renewals thereof are in full force and effect, (ii) the Company has no reason to believe that it or any of its Subsidiaries will not be able to (A) renew its Insurance Policies as and when such policies expire or (B) obtain comparable coverage from comparable insurers as may be necessary to continue its business without a significant increase in cost, (iii) all premiums due and payable under all of the Insurance Policies have been paid when due and (iv) the Company and its Subsidiaries are otherwise in material compliance with the terms of all of the Insurance Policies.

(c) Section 4.16(c) of the Company Disclosure Schedule lists each material insurance claim made by the Company or any of its Subsidiaries between December 31, 2011 and the date of this Agreement.

Section 4.17 Opinion of Financial Advisor. The Special Committee has received the oral opinion of the Company Financial Advisor (to be confirmed in writing) to the effect that, as of the date of this Agreement and subject to the assumptions and limitations set forth in the Company Financial Advisor’s written opinion, the Merger Consideration is fair, from a financial point of view, to the Company’s stockholders (other than Parent, Merger Sub, the Sponsors, the Buyer Group Parties, and their respective Affiliates). A signed copy of such opinion will be made available to Parent for information purposes only, promptly following receipt thereof by the Special Committee. It is agreed and understood that such opinion may not be relied on by Parent, Merger Sub, the Sponsors, any of the Buyer Group Parties or any of their respective Affiliates, Representatives or Financing Sources.

Section 4.18 Brokers. Except for the Company Financial Advisor, a copy of whose engagement agreement has been provided to Parent, no broker, finder or investment banker (other than the Company Financial Advisor) is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company. On or prior to the date hereof, the Company has provided to Parent (i) the aggregate amount of all unpaid Expenses of the Company as of the date hereof and (ii) the Company’s good faith estimate of the aggregate amount of all unpaid Expenses of the Company as of immediately prior to the Effective Time (based on the assumptions set forth therein).

Section 4.19 Customers.

(a) Section 4.19(a) of the Company Disclosure Schedule lists the five largest customers of the Company and its Subsidiaries (determined on the basis of aggregate revenues recognized by the Company and its Subsidiaries by quarter for each quarter over the fiscal year ended December 31, 2012) (each, a “Major Customer”).

(b) Except as would not constitute a Material Adverse Effect, neither the Company nor any of its Subsidiaries has received, as of the date of this Agreement, any notice in writing from any Major Customer that it intends to terminate, or not renew, its relationship with the Company or its Subsidiaries as a result of the Merger.

Section 4.20 Compliance with Anti-Corruption and Trade Sanction Laws. None of the Company, any of its Subsidiaries or any of their respective directors, executives or, to the Company’s Knowledge, agents has, in any material respect, (i) used any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) used any corporate funds for any direct or indirect unlawful payments to any foreign or domestic government officials or employees, (iii) violated or is violating any provision of the U.S. Foreign Corrupt Practices Act of 1977, (iv) except as set forth in Section 4.20 of the

Company Disclosure Schedule, violated or is violating any provision of the PRC Law on Anti-Unfair Competition promulgated on September 2, 1993, or the Interim Rules on Prevention of Commercial Bribery promulgated on November 15, 1996, or any PRC Law in relation thereto, prohibiting commercial bribery activities, (v) established or maintained any fund of corporate monies or other properties not recorded on the Company’s books and records, (vi) to the Knowledge of the Company, made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment of any nature, or (vii) violated or operated in noncompliance with any applicable money laundering law, anti-terrorism law or regulation, anti-boycott regulations, export restrictions or embargo regulations. None of the Company, any of its Subsidiaries or any of their respective directors, executives or, to the Company’s Knowledge, agents is currently the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

Section 4.21 Privacy. Except as would not have a Company Material Adverse Effect, the Company and each of its Subsidiaries have complied with all applicable Law regarding collecting, accessing, using, disclosing, electronically transmitting, securing, sharing, transferring and storing personally identifiable data, including federal, state or foreign laws or regulations regarding (i) data privacy and information security, (ii) data breach notification (as applicable), and/or (iii) trespass, computer crime and other laws governing unauthorized access to or use of electronic data (“Privacy and Security Laws”). The Company and each of its Subsidiaries have in place, and take steps reasonably designed to assure material compliance with its, privacy security policies and procedures. As of the date of this Agreement, except as would not have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has been notified in writing of any complaint to or audit, proceeding, investigation (formal or informal) or claim currently pending against, the Company or any of its Subsidiaries by (A) any private party or (B) any Governmental Authority, with respect to any Privacy and Security Laws.

Section 4.22 No Additional Representations. Except for the representations and warranties made by the Company in this Article IV, neither the Company nor any other Person makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects or any information provided to Parent, Merger Sub or any of their Affiliates or Representatives, notwithstanding the delivery or disclosure to Parent, Merger Sub or any of their Affiliates or Representatives of any documentation, forecasts or other information in connection with the Transactions and hereby expressly disclaims any such other representations and warranties, and each of Parent and Merger Sub acknowledges the foregoing. Neither the Company nor any other Person will have or be subject to any liability or indemnity obligations to Parent, Merger Sub or any other Person resulting from the distribution or disclosure or failure to distribute or disclose to Parent, Merger Sub or any of their Affiliates or Representatives, or their use of, any information, unless and to the extent such information is expressly included in the representations and warranties contained in this Article IV.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

As an inducement to the Company to enter into this Agreement, Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Company that:

Section 5.01 Corporate Organization. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has the requisite corporate or similar power and authority and all necessary governmental approvals to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority and governmental approvals would not, individually or in the aggregate, prevent or materially adversely affect the ability of Parent or Merger Sub to consummate the Transactions.

Section 5.02 Certificate of Incorporation and Bylaws. Parent has heretofore furnished to the Company a complete and correct copy of the certificate of incorporation and bylaws or other equivalent organizational documents of Parent and the certificate of incorporation and bylaws or other equivalent organizational documents of Merger Sub, each as amended to date. Such certificates of incorporation and bylaws or other equivalent organizational documents are in full force and effect. Neither Parent nor Merger Sub is in violation of any of the provisions of its certificate of incorporation or bylaws or other equivalent organizational documents.

Section 5.03 Capitalization.

(a) As of the date of this Agreement, the authorized share capital of Parent consists of 5,000,000 ordinary shares of par value US$0.01 per share. As of the date of this Agreement, one ordinary share is issued and outstanding, which is duly authorized, validly issued, fully paid and non-assessable. As of the date of this Agreement, no preferred shares of Parent are issued and outstanding. Except as set forth in the Rollover Agreement, the Additional Rollover Agreements (if any) and the Equity Commitment Letters, there are no options, warrants, convertible debt or other convertible instruments or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Parent or Merger Sub or obligating Parent or Merger Sub to issue or sell any shares of capital stock of, or other equity interests in, Parent or Merger Sub. All ordinary shares of Parent subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable.

(b) The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value US$0.001 per share, 100 shares of which are duly authorized, validly issued, fully paid and non-assessable and free of any preemptive rights in respect thereof and are owned by Parent. Each outstanding share of capital stock of Merger Sub is owned by Parent free and clear of all Encumbrances, except where failure to own such shares free and clear would not, individually or in the aggregate, materially adversely affect Parent’s ability to consummate the Transactions.

Section 5.04 Authority Relative to This Agreement.

(a) Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and, subject to the adoption of this Agreement by Parent in accordance with Section 7.08(f) hereof, to perform its obligations hereunder and to consummate the Transactions. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Transactions have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the Transactions (other than, with respect to the Merger, the adoption of this Agreement by Parent in accordance with Section 7.08(f) hereof and the filing of the Certificate of Merger as required by the DGCL). This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and constitutes a valid, legal and binding agreement of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) The Parent Board and the board of directors of Merger Sub have duly and validly approved by resolution and authorized the execution, delivery and performance of this Agreement and the consummation of the Transactions by Parent and Merger Sub, as the case may be, and taken all such actions as may be required to be taken by the Parent Board and the board of directors of Merger Sub to effect the Transactions. The board of directors of Merger Sub has declared this Agreement advisable, resolved to recommend the adoption of this Agreement to, and directed that this Agreement be submitted for consideration by, Parent.

Section 5.05 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by each of Parent and Merger Sub do not, and the performance of this Agreement by each of Parent and Merger Sub, and the consummation of the Merger, will not, (i) conflict with or violate the certificate of incorporation or bylaws or other equivalent organizational documents of Parent or Merger Sub, (ii) assuming all consents, approvals, authorizations and other actions described in Section 5.05(b) have been obtained or taken and all filings and obligations described in Section 5.05(b) have been made or satisfied, and subject to the adoption of this Agreement by Parent in accordance with Section 7.08(f) hereof, conflict with or violate any Law applicable to Parent or Merger Sub or by which any property or asset of Parent or Merger Sub is bound or affected, or (iii) violate, conflict with, require consent under, result in any breach of, result in any loss of any benefit under, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any property or asset of Parent or Merger Sub pursuant to, any Contract, Parent Permit or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any property or asset of Parent or Merger Sub is bound or affected, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually or in the aggregate, prevent or materially adversely affect the ability of Parent or Merger Sub to consummate the Transactions.

(b) The execution and delivery of this Agreement by each of Parent and Merger Sub do not, and the performance of this Agreement by each of Parent and Merger Sub, and the consummation of the Transactions will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, and the rules and regulations thereunder (including, but not limited to, the filing of the Proxy Statement, and the filing of one or more amendments to the Proxy Statement to respond to comments of the SEC, if any, on such documents), (ii) for compliance with the rules and regulations of NASDAQ, (iii) for the filing of the Certificate of Merger as required by the DGCL, (iv) for the filings under the PRC Anti-Monopoly Law and receipt of clearance thereunder approving the Merger, and (v) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, prevent or materially adversely affect the ability of Parent or Merger Sub to consummate the Transactions.

Section 5.06 Operations of Merger Sub. Merger Sub is a direct, wholly owned Subsidiary of Parent, was formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

Section 5.07 Absence of Litigation. As of the date hereof, there is no Action pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries, or any property or asset of Parent or any of its Subsidiaries, before any Governmental Authority that, individually or in the aggregate, prevents or has prevented or materially adversely affects or has materially adversely affected the ability of Parent or Merger Sub to consummate the Transactions. As of the date hereof, neither Parent nor any of its Subsidiaries nor any material property or asset of Parent or any of its Subsidiaries is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the Knowledge of Parent, continuing investigation by, any Governmental Authority or any Order of any Governmental Authority that would, individually or in the aggregate, prevent or materially adversely affect the ability of Parent or Merger Sub to consummate the Transactions.

Section 5.08 Available Funds and Financing.

(a) Assuming (i) the Financing is funded in accordance with the Financing Documents, (ii) the contribution of Shares to Parent by the Rollover Stockholders pursuant to and in accordance with the Rollover Agreement and the Additional Rollover Agreements (if any), and (iii) the satisfaction of the conditions to the obligation of Parent and Merger Sub to consummate the Merger as set forth in Section 8.01 and Section 8.02 or the waiver of such conditions, Parent and Merger Sub will have available to them, as of or immediately after the Effective Time, all funds necessary for the payment to the Paying Agent of the aggregate amount of the Exchange Fund and any other amounts required to be paid in connection with the consummation of the Merger, the Financing and the other Transactions and to pay all related Expenses.

(b) Parent has on or before the date hereof delivered to the Company true, correct and complete copies of (i) an executed equity commitment letter from each Sponsor (each, an “Equity Commitment Letter”) pursuant to which each Sponsor has committed to purchase, or cause the purchase of, for cash, subject to the terms and conditions therein, equity securities of Parent up to the aggregate amount set forth therein (the “Equity Financing”), the proceeds of which shall be used to finance the consummation of the Merger and the other Transactions, (ii) an executed debt commitment letter (the “Debt Commitment Letter”, and together with the Equity Commitment Letters, the “Financing Documents”), between Parent and Merger Sub, Nomura International (Hong Kong) Limited, Bank of Taiwan, Cathay United Bank, Co., LTD., ICBC International Capital Limited and Maybank Investment Bank Berhad (collectively, the “Lender”), and the other parties thereto, pursuant to which the Lender has committed to provide, by itself or through is Affiliates, debt financing to Merger Sub in the aggregate amount set forth therein (the “Debt Financing”, and together with the Equity Financing, the “Financing”), subject to the terms and conditions therein, the proceeds of which shall be used to finance the consummation of the Merger and the other Transactions, and (iii) the Rollover Agreement. As of the date hereof, each of the Financing Documents, in the form so delivered, is in full force and effect and is a legal, valid and binding obligation of Parent, Merger Sub and the other parties thereto (other than the Lender) and, to the Knowledge of Parent, the Lender, in each case, subject to the Bankruptcy and Equity Exception. As of the date hereof, each of the Financing Documents has not been amended or modified, no such amendment or modification is contemplated, the obligations and commitments contained in the Financing Documents have not been withdrawn, terminated or rescinded in any respect and no such withdrawal, termination or restriction is contemplated. Parent or Merger Sub has fully paid any and all fees in connection with any Financing Document that are payable on or prior to the date hereof and will pay when due all other fees arising under the Financing Documents as and when they become due and payable thereunder. As of the date hereof, the Rollover Agreement, in the form so delivered, is in full force and effect and is a legal, valid and binding obligation of the parties thereto (other than the Rollover Stockholders) and, to the Knowledge of Parent, the Rollover Stockholders, in each case, subject to the Bankruptcy and Equity Exception. As of the date hereof, the Rollover Agreement has not been amended or modified, no such amendment or modification is contemplated, no obligations or commitments contained in the Rollover Agreement have been withdrawn, terminated or rescinded in any respect and no such withdrawal, termination or restriction is contemplated.

(c) As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach on the part of Parent or Merger Sub or, to the Knowledge of Parent, any other parties thereto, under the Financing Documents; provided, however, that Parent is not making any representation or warranty regarding the effect of the inaccuracy of the representations and warranties in Article IV. As of the date hereof, Parent and Merger Sub do not have any reason to believe that any of the conditions to the Financing will not be satisfied or that the Financing will not be available to Parent or Merger Sub at the Effective Time; provided, however, that Parent is not making any representation or warranty regarding the effect of the inaccuracy of the representations and warranties in Article IV, or compliance by the Company with its obligations hereunder. Each of the Financing Documents contains all of the conditions precedent to the obligations of the parties thereunder to make the Financing available to Parent on the terms therein. The parties hereto agree that it shall not be a condition to the Closing for Parent or Merger Sub to obtain the Financing or the Alternative Debt Financing.

(d) There are no side letters or other oral or written Contracts containing any conditions to the funding of the full amount of the Financing other than (i) as expressly set forth in the Financing Documents, and (ii) any customary engagement letter(s) and non-disclosure agreement(s).

Section 5.09 Limited Guarantees. Concurrently with the execution of this Agreement, Parent has delivered to the Company a Limited Guarantee duly executed by each Guarantor, with respect to certain matters on the terms specified therein. Each Limited Guarantee is in full force and effect and constitutes a legal, valid, binding and enforceable obligation of the relevant Guarantor, subject to the Bankruptcy and Equity Exception, and no event has occurred, which, with or without notice, lapse of time or both, would constitute a default on the part of such Guarantor under such Limited Guarantee.

Section 5.10 Brokers. No broker, finder or investment banker (other than the Person(s) listed on Section 5.10 of the Parent Disclosure Schedule) is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Parent or Merger Sub.

Section 5.11 Solvency. Neither Parent nor Merger Sub is entering into the Transactions with the intent to hinder, delay or defraud either present or future creditors. As of the date hereof, neither Parent nor Merger Sub owns any assets (except for cash in a de minimis amount) and neither Parent nor Merger Sub has any liabilities other than liabilities incidental to their formation or relating to the transactions contemplated by (a) this Agreement, (b) the Rollover Agreement, (c) the Voting Agreement, (d) the Equity Commitment Letters, (e) the Limited Guarantees, and (f) the Debt Commitment Letter, or the Alternative Debt Financing Documents, as applicable. Assuming the satisfaction of the conditions of Parent and Merger Sub to consummate the Merger as set forth in Section 8.01 and Section 8.02, immediately after giving effect to all of the Transactions, including the Financing (and any Alternative Debt Financing, if applicable), the payment of the Merger Consideration and the aggregate amount of consideration payable in respect of Company Options and Company Restricted Stock Units in accordance with Section 3.04, the payment of all other amounts required to be paid in connection with the consummation of the Transactions, and the payment of all related Expenses, the Surviving Corporation shall (A) be able to pay its debts as they become due, and (B) not have, as of such date, unreasonably small capital to carry on its business.

Section 5.12 Ownership of Company Shares. As of the date hereof, other than as a result of this Agreement, the Rollover Agreement and the Voting Agreement, neither Parent nor Merger Sub beneficially owns (as such term is used in Rule 13d-3 promulgated under the Exchange Act) any Shares or other securities or any other economic interest (through derivative securities or otherwise) of the Company or any options, warrants or other rights to acquire any Shares or other securities of, or any other economic interest (through derivatives securities or otherwise) in the Company, except as set forth on Section 5.12 of the Parent Disclosure Schedule. Other than as a result of this Agreement, the Rollover Agreement, the Additional Rollover Agreements (if any), the Voting Agreement or any agreement, arrangement or understanding between Parent and/or Merger Sub, on the one hand, and any of the Rollover Stockholders, on the other, that occurred subsequent to, and in conformity with, the unanimous written consent of the Special Committee, dated as of August 2, 2012, none of Parent, Merger Sub or any of their “affiliates” or “associates” is, or at any time during the last three (3) years has been, an “interested stockholder” of the Company, as such terms are defined in Section 203 of the DGCL.

Section 5.13 Independent Investigation. Parent and Merger Sub have conducted their own independent investigation, review and analysis of the business, operations, assets, liabilities, results of operations, financial condition and prospects of the Company and the Subsidiaries of the Company, which investigation, review and analysis was performed by Parent, Merger Sub, their respective Affiliates and Representatives. Each of Parent and Merger Sub acknowledges that as of the date hereof, it, its Affiliates and their respective Representatives have been provided adequate access to the personnel, properties, facilities and records of the Company and the Company Subsidiaries for such purpose. In entering into this Agreement, each of Parent and Merger Sub acknowledges that it has relied solely upon the aforementioned investigation, review and analysis and not on any statements, representations or opinions of any of the Company, its Affiliates or their respective Representatives (except the representations and warranties of the Company set forth in this Agreement and in any certificate delivered pursuant to this Agreement).

Section 5.14 Buyer Group Contracts. Parent has on or before the date hereof delivered to the Company a true, correct and complete copy of each of the Buyer Group Contracts as in effect as of the date hereof. As of the date hereof, other than the Buyer Group Contracts provided to the Company, there are no side letters or other oral or written agreements or understandings (i) between Parent, Merger Sub or any of their Affiliates (excluding the Company and its Subsidiaries), on the one hand, and any of the Company’s or its Subsidiaries’ directors, officers, employees or stockholders (excluding any of the Persons identified on Section 5.14 of the Parent Disclosure Schedule), on the other hand, that relate to the Transactions, (ii) pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or (iii) pursuant to which any stockholder of the Company has agreed to vote to approve this Agreement or the Merger or has agreed to vote against any Superior Proposal.

Section 5.15 Non-Reliance on Company Estimates. The Company has made available to Parent and Merger Sub, and may continue to make available, certain estimates, projections and other forecasts for the business of the Company and its Subsidiaries and certain plan and budget information. Each of Parent and Merger Sub acknowledges that these estimates, projections, forecasts, plans and budgets and the assumptions on which they are based were prepared for specific purposes and may vary significantly from each other. Further, each of Parent and Merger Sub acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts, plans and budgets, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, plans and budgets so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans and budgets), and that neither Parent nor Merger Sub is relying on any estimates, projections, forecasts, plans or budgets furnished by the Company, its Subsidiaries or their respective Affiliates and Representatives, and neither Parent nor Merger Sub shall, and shall cause its Affiliates and their respective Representatives not to, hold any such Person liable with respect thereto.

Section 5.16 No Other Representations or Warranties. Except for the representations and warranties made by Parent and Merger Sub in this Article V, neither Parent nor Merger Sub nor any other Person makes any other express or implied representation or warranty with respect to Parent or Merger Sub or any of their Subsidiaries or their respective business, operations, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to the Company or any of its Affiliates or Representatives of any documentation, forecasts or other information in connection with the Transactions and hereby expressly disclaims any such other representations and warranties, and the Company hereby acknowledges the foregoing.

ARTICLE VI

CONDUCT OF BUSINESS PENDING THE MERGER

Section 6.01 Conduct of Business by the Company Pending the Merger.

(a) The Company covenants and agrees that, between the date of this Agreement and the Effective Time, except (i) as contemplated or permitted by this Agreement, (ii) as required by applicable Law or (iii) with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall use its reasonable best efforts to carry on the businesses of the Company and its Subsidiaries in the ordinary course and in a manner consistent with past practice in all material respects and the Company and each of its Subsidiaries shall use their reasonable best efforts, consistent with past practice, to preserve substantially intact their business organization, keep available the services of their directors, officers and Tier I Employees and maintain their current relationships and goodwill with customers, lenders, suppliers, and distributors with which the Company or any of its Subsidiaries has material business relations.

(b) By way of amplification and not limitation, except as (i) set forth in Section 6.01(b) of the Company Disclosure Schedule, (ii) as required by applicable Law, (iii) as contemplated or permitted by any other provision of this Agreement, or (iv) with the prior written consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed, neither the Company nor any of its Subsidiaries shall, between the date of this Agreement and the Effective Time, directly or indirectly, do any of the following (it being understood and hereby agreed that if any action is expressly permitted by any of the following subsections, such action shall be expressly permitted under Section 6.01(a)):

(i) amend or otherwise change its certificate of incorporation or bylaws or equivalent organizational documents (whether by merger, consolidation or otherwise);

(ii) issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant, or encumbrance of, or redeem, purchase or otherwise acquire, any capital stock of the Company or any of its Subsidiaries, or securities convertible or exchangeable into or exercisable for such capital stock, or any options, warrants or other rights of any kind to acquire any capital stock or such convertible or exchangeable securities, other than in connection with (A) the exercise of Company Stock Awards that are outstanding on the date of this Agreement, in each case in accordance with their terms on the date of this Agreement, (B) the acquisition by the Company of its securities in connection with the forfeiture of Company Options that are outstanding on the date of this Agreement, in each case in accordance with their terms on the date of this Agreement, (C) the acquisition by the Company of its securities in connection with the net exercise of Company Stock Awards that are outstanding on the date of this Agreement, in each case in accordance with their terms on the date of this Agreement, (D) the issuance of Company securities as required to comply with any Company Stock Plan or Benefit Plan in effect on the date of this Agreement, (E) the transfer or other disposition of securities between or among the Company and its direct or indirect wholly-owned Subsidiaries, or (F) pursuant to Contracts as in effect on the date of this Agreement (copies of which have been made available to Parent prior to the date hereof);

(iii) (A) sell, lease, pledge, transfer or otherwise dispose of, (B) grant an Encumbrance on or permit an Encumbrance to exist on, or (C) authorize the sale, lease, pledge, transfer or other disposition of, or granting or placing of an Encumbrance on, any material assets of the Company or any of its Subsidiaries having a value in excess of US$3,000,000 in the aggregate, except (x) in the ordinary course of business and in a manner consistent with past practice or (y) any sale, lease, pledge, transfer or other disposition of securities between or among the Company and its direct or indirect wholly-owned Subsidiaries;

(iv) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, except for dividends by any of the Company’s direct or indirect wholly owned Subsidiaries to the Company or any of its other wholly owned Subsidiaries, in the ordinary course of business consistent with past practice;

(v) reclassify, combine, split or subdivide any of its capital stock;

(vi) adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, each with respect to the Company or any of its Subsidiaries;

(vii) acquire (including by merger, consolidation or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or any division thereof or any assets, other than (A) in the ordinary course of business, or (B) if not in the ordinary course of business, with a value or purchase price (including the value of assumed liabilities) not in excess of US$4,000,000 for any individual transaction or a related series of transactions or acquisitions or US$5,000,000 in the aggregate;

(viii) repurchase, prepay or incur any Indebtedness or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any Person, or make any loans or advances or capital contributions to, or investments in, any Person, other than (A) from the Company to any wholly owned Subsidiary or from any wholly owned Subsidiary to the Company or another wholly owned Subsidiary, (B) if from the Company to any Person (other than a wholly owned Subsidiary of the Company) or from any Person (other than a wholly owned Subsidiary of the Company) to the Company or a Subsidiary of the Company, not in excess of US$15,000,000 in the aggregate, or (C) that is a renewal or extension of any facility agreement effective as of the date hereof;

(ix) other than expenditures (A) associated with the construction project disclosed in Section 4.11(a) of the Company Disclosure Schedule in accordance with the budget and business plan provided to Parent prior to the date hereof and which do not exceed 10% of the amount budgeted therefor, or (B) necessary to maintain existing assets in good repair, authorize, or make any commitment with respect to, any single capital expenditure which is in excess of US$500,000 or capital expenditures which are, in the aggregate, in excess of US$8,000,000;

(x) except as required under applicable Law or the terms of any Benefit Plan as in effect on the date hereof (copies of which have been made available to Parent prior to the date hereof) or this Agreement (A) increase the compensation payable or to become payable or the benefits provided to any Service

Provider (except for increases in base salaries or wages in the ordinary course of business consistent with past practice for Service Providers who are not Tier I Employees); (B) grant (or increase the amount of) any severance, equity or equity-based awards, retention or termination pay to, or enter into any employment, bonus, change in control or severance agreement with, any Service Provider; (C) establish, adopt, enter into or amend any collective bargaining agreement or Benefit Plan; (D) hire any Service Provider to whom a written offer of employment has not previously been made and accepted prior to the date hereof who, upon such hire, would be a Tier I Employee or, after the date hereof, extend any new offers of employment with the Company or any of its Subsidiaries to any individual who would be a Tier I Employee; or (E) take any action to amend or waive any performance or vesting criteria or accelerate any rights or benefits or take any action to fund or in any other way secure the payment of compensation or benefits under any Benefit Plan, including as a consequence of consummation of the Transactions or termination of employment;

(xi) make any changes with respect to accounting policies or procedures materially affecting the reported consolidated assets, liabilities or results of operations of the Company and its Subsidiaries, except as required by changes in applicable GAAP or applicable Law;

(xii) make or change any material Tax election, materially amend any Tax Return (except as required by applicable Law), enter into any material closing agreement with respect to Taxes, surrender any right to claim a material refund of Taxes, settle or finally resolve any material controversy with respect to material Taxes or materially change any method of Tax accounting or take any action outside the ordinary course of business that could reasonably be expected to result in the Company or a Subsidiary being required to include a material item of income in, or exclude a material deduction from, a Tax Return for a period beginning after the Closing Date;

(xiii) except (A) in the ordinary course of business consistent with past practice or (B) in connection with any transaction or a series of transactions which are otherwise permitted under this Section 6.01, enter into, amend or modify, in any material respect, or terminate, or waive any material rights under, any Material Contract (or Contract that would be a Material Contract if such Contract had been entered into prior to the date hereof);

(xiv) enter into any Contract that contains any provisions restricting the Company or any of its Affiliates from competing or engaging in any material respect in any activity or line of business or with any Person or in any area or pursuant to which any material benefit or right is required to be given or lost as a result of so competing or engaging, except in the ordinary course of business consistent with past practice, or which, pursuant to its terms, could have such effect after the Closing solely as a result of the consummation of the Transactions;

(xv) fail to make in a timely manner any filings with the SEC required under the Securities Act or the Exchange Act or the rules and regulations promulgated thereunder;

(xvi) (A) pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of liabilities or obligations (1) as required by their terms as in effect on the date of this Agreement; (2) reserved against on the 2012 Balance Sheet (for amounts not in excess of such reserves); or (3) as they become due in the ordinary course of business and consistent with past practice, or (B) settle any Action before a Governmental Authority by or against the Company or any of its Subsidiaries or relating to any of their business, properties or assets, other than settlements (1) entered into in connection with any labor disputes; (2) of any Action by the Company or any of its Subsidiaries requiring of the Company and its Subsidiaries only the payment of monetary damages not exceeding RMB10,000,000; or (3) of any Action against the Company or any of its Subsidiaries requiring of the Company and its Subsidiaries only the payment of monetary damages not exceeding RMB6,000,000;

(xvii) sell, assign, license, sublicense, abandon, allow to lapse, transfer or otherwise dispose of, or create or incur any Encumbrance (other than Permitted Encumbrances) on, any material Company Owned Intellectual Property Rights, other than in the ordinary course of business or for the purpose of disposing of obsolete or worthless assets; or

(xviii) agree, resolve or commit to do any of the foregoing.

(c) In addition, between the date of this Agreement and the Effective Time, the Company and its Subsidiaries shall (i) prepare and timely file all Tax Returns required to be filed, (ii) timely pay all Taxes shown to be due and payable on such Tax Returns, and (iii) promptly notify Parent of any notice of any suit, claim, action, investigation, audit or proceeding in respect of any Tax matters (or any significant developments with respect to ongoing suits, claims, actions, investigations, audits or proceedings in respect of such Tax matters).

Section 6.02 Conduct of Business by Parent and Merger Sub Pending the Merger. Each of Parent and Merger Sub agrees that, from the date hereof to the Effective Time, it shall not take any action or fail to take any action, the taking or failure to take, as applicable, would, or would be reasonably likely to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Parent or Merger Sub to consummate the Merger or the other Transactions.

Section 6.03 No Control of Other Party’s Business. Nothing contained in this Agreement is intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct the operations of the Company or its Subsidiaries prior to the Effective Time, and nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct Parent’s or Merger Sub’s operations. Prior to the Effective Time, each of Parent, Merger Sub and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

ARTICLE VII

ADDITIONAL AGREEMENTS

Section 7.01 Proxy Statement and Schedule 13E-3.

(a) As soon as reasonably practicable following the date of this Agreement, the Company shall (i) prepare and file with the SEC the Schedule 13E-3 and a preliminary proxy statement (the “Preliminary Proxy Statement”) relating to this Agreement and the Transactions; provided, that the Company shall provide Parent and its counsel a reasonable opportunity to review the proposed Preliminary Proxy Statement in advance of filing and consider in good faith any comments reasonably proposed by Parent and its counsel; (ii) respond as promptly as reasonably practicable to any comments of the SEC with respect to the Schedule 13E-3 and the Preliminary Proxy Statement; (iii) use commercially reasonable efforts to have the SEC confirm that it has no further comments thereto; and (iv) cause a definitive proxy statement, letter to stockholders, notice of meeting and form of proxy accompanying the proxy statement that will be provided to the holders of Shares in connection with the solicitation of proxies for use at the Company Stockholders’ Meeting (collectively, as amended or supplemented, the “Proxy Statement”), to be mailed to the holders of Shares at the earliest practicable date, and in any event within five (5) Business Days, after the date that the SEC confirms it has no further comments; provided, however, that no material amendments or supplements to the Schedule 13E-3, the Preliminary Proxy Statement or the Proxy Statement will be made by the Company without prior consultation with Parent and its counsel in accordance with this Section 7.01. The Company and Parent shall cooperate to: (A) respond as promptly as reasonably practicable to any comments received from the SEC with respect to such filings; and (B) prepare and file any amendments or supplements necessary to be filed in response to any SEC comments or as required by Law. The Company will cause the information relating to the Company for inclusion in the Schedule 13E-3, the Preliminary Proxy Statement and the Proxy Statement, at the time of the mailing of the Proxy Statement or any amendments or supplements thereto, and at the time of the Company Stockholders’ Meeting, not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation, warranty, covenant or agreement is made by the Company with respect to information supplied by Parent for inclusion or incorporation by reference in the Proxy Statement. For the avoidance of doubt, nothing in this Section 7.01(a) shall limit or preclude the ability of the Company Board (or any committee thereof, including the Special Committee) to effect a Change in the Company Recommendation in accordance with Section 7.03(d).

(b) Parent shall provide to the Company all information concerning Parent and Merger Sub and their respective Affiliates as may be reasonably requested by the Company in connection with the Schedule 13E-3, the Preliminary Proxy Statement and the Proxy Statement and shall otherwise assist and cooperate with the Company in the preparation of the Schedule 13E-3, the Preliminary Proxy Statement and the Proxy Statement and resolution of comments of the SEC or its staff related thereto. Parent will cause the information relating to Parent, Merger Sub, or any of their respective Affiliates supplied by it for inclusion in the Schedule 13E-3, the Preliminary Proxy Statement and the Proxy Statement, at the time of the mailing of the Proxy Statement or any amendments or supplements thereto, and at the time of the Company Stockholders’ Meeting, not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by Parent or Merger Sub with respect to information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement.

(c) Each of the Company and Parent shall promptly correct any information provided by it for use in the Schedule 13E-3, the Preliminary Proxy Statement and the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall take all steps necessary to amend or supplement the Schedule 13E-3, the Preliminary Proxy Statement and the Proxy Statement and to cause the Schedule 13E-3 and the Proxy Statement, as so amended or supplemented, to be filed with the SEC and mailed to its stockholders, in each case as and to the extent required by applicable Law. The Company shall (i) as promptly as practicable after receipt thereof, provide Parent or its counsel with copies of any written comments, and advise Parent or its counsel of any oral comments, with respect to the Preliminary Proxy Statement, the Proxy Statement (or any amendment or supplement thereto) or the Schedule 13E-3 received from the SEC or its staff, (ii) provide Parent and its counsel a reasonable opportunity to review the Company’s proposed response to such comments and (iii) consider in good faith any comments reasonably proposed by Parent and its counsel.

(d) Notwithstanding the foregoing or anything else herein to the contrary, and subject to compliance with the terms of Section 7.03, in connection with any disclosure regarding a Change in the Company Recommendation, the Company shall not be required to provide Parent or Merger Sub the opportunity to review or comment on (or include comments proposed by Parent or Merger Sub in) the Schedule 13E-3 or the Proxy Statement, or any amendment or supplement thereto, or any comments thereon or any other filing by the Company with the SEC, with respect to such disclosure.

Section 7.02 Company Stockholders’ Meeting.

(a) (i) Subject to Section 9.01, as promptly as reasonably practicable following clearance of the Proxy Statement and the Schedule 13E-3 by the SEC, the Company shall take, in accordance with applicable Law, its certificate of incorporation and bylaws and the rules of NASDAQ, all action necessary to call, give notice of, set a record date for, and convene the Company Stockholders’ Meeting for the purpose of obtaining the Company Stockholder Approval.

(b) Unless there has been a Change in the Company Recommendation pursuant to Section 7.03(d), the Company Board shall (i) make the Company Recommendation and include such recommendation in the Proxy Statement and (ii) use commercially reasonable efforts to take all actions reasonably necessary in accordance with applicable Law and the certificate of incorporation and bylaws of the Company, to solicit the Company Stockholder Approval. Unless this Agreement has been terminated in accordance with its terms, this Agreement shall be submitted to the Company’s stockholders at the Company Stockholders’ Meeting whether or not a Change in the Company Recommendation in response to an Intervening Event shall have occurred.

Section 7.03 No Solicitation of Transactions; Company Board Recommendation; Alternative Acquisition Agreement.

(a) Until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article IX, the Company and its Subsidiaries shall not, nor shall they authorize or direct any of their respective Representatives to, directly or indirectly:

(i) solicit, initiate or take any other action knowingly to facilitate or encourage any Acquisition Proposal; or

(ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data concerning, the Company or any of its Subsidiaries to any Person (other than Parent, Merger Sub or any designees of Parent or Merger Sub) with the intent to induce the making, submission or announcement of, or the intent to encourage, facilitate or assist an Acquisition Proposal; or

(iii) approve, endorse, recommend, execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement (other than an Acceptable Confidentiality Agreement) relating to any Acquisition Proposal;

provided that, any proposal or suggestion, formal or informal, made by a director of the Company at any meeting of the Company Board or any of its committees, which was not solicited by the Company Board or any of its committees, to take any action described in sub-clause (e) in the definition of “Acquisition Proposal” and any discussion of such proposal solely for the purpose of informing such director of the Company’s obligations pursuant to this Section 7.03(a) shall not (in themselves) be a breach of this Section 7.03(a); provided further, that no further action which is not permitted pursuant to sub-clauses (i) through (iii) above is taken with respect to such proposal.

(b) Notwithstanding anything to the contrary in this Agreement, at any time prior to the receipt of the Company Stockholder Approval, the Company, its Subsidiaries and the Company’s and its Subsidiaries’ Representatives may:

(i) grant a waiver, amendment or release under any standstill agreement for the purpose of allowing any Person or group of Persons to make an Acquisition Proposal;

(ii) following the receipt of an Acquisition Proposal which did not result from any breach of this Section 7.03, contact the Person or group of Persons who has made such Acquisition Proposal to clarify and understand the terms and conditions thereof;

(iii) following the receipt of an Acquisition Proposal which did not result from any breach of this Section 7.03, provide information (including any non-public information or data concerning the Company or any of its Subsidiaries) in response to the request of the Person or group of Persons who has made such Acquisition Proposal, if and only if, prior to providing such information, the Company has received from the Person or group of Persons so requesting such information an executed Acceptable Confidentiality Agreement (a copy of which shall be provided for informational purposes only to Parent); provided that the Company shall promptly make available to Parent any non-public information concerning the Company and its Subsidiaries that is provided to any Person or group of Persons making such Acquisition Proposal that is given such access and that was not previously made available to Parent or its Representatives; and/or

(iv) following the receipt of an Acquisition Proposal which did not result from any breach of this Section 7.03, engage or participate in any discussions or negotiations with the Person or group of Persons who has made such Acquisition Proposal;

provided that prior to taking any action described in Section 7.03(b)(iii) or Section 7.03(b)(iv) above, the Company Board (or any committee thereof composed solely of independent directors, including the Special Committee) shall have determined in good faith, based on the information then available and after consultation with its independent financial advisor and outside legal counsel, that such Acquisition Proposal either constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal.

(c) Except as set forth in Section 7.03(d), neither the Company Board nor any committee thereof shall (i) withhold, withdraw, amend or modify in a manner adverse to Parent, or publicly propose to withhold, withdraw, amend or modify in a manner adverse to Parent, the Company Recommendation (a “Change in the Company Recommendation”); provided, however, that a “stop, look and listen” communication by the Company Board (or any committee thereof) pursuant to Rule 14d-9(f) of the Exchange Act, or any substantially similar communication, with respect to an Acquisition Proposal, which did not result from any breach of this Section 7.03, shall not be deemed to be a Change in the Company Recommendation or (ii) cause or permit the Company or any of its Subsidiaries to enter into any Alternative Acquisition Agreement.

(d) Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Company Stockholder Approval, subject to the Company’s compliance with this Section 7.03, the Company Board (or any committee thereof composed solely of independent directors, including the Special Committee) may (i) effect a Change in the Company Recommendation in response to an Intervening Event or a Superior Proposal and/or (ii) authorize the Company to terminate this Agreement to enter into an Alternative Acquisition Agreement, if and only if:

(i) (A) with respect to a Change in the Company Recommendation, the Company Board (or any committee thereof composed solely of independent directors, including the Special Committee) determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law or (B) with respect to a termination of this Agreement to enter into an Alternative Acquisition Agreement with respect to a bona fide, written Acquisition Proposal, the Company Board (or any committee thereof composed solely of independent directors, including the Special Committee) determines in good faith, based on information then available and after consultation with its independent financial advisor and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal;

(ii) prior to effecting a Change in the Company Recommendation or terminating this Agreement to enter into an Alternative Acquisition Agreement in accordance with this Section 7.03(d), (A) the Company shall have provided prior written notice (the “Change or Termination Notice”) to Parent that the Company Board (or any committee thereof composed solely of independent directors, including the Special Committee) has resolved to effect a Change in the Company Recommendation or to terminate this Agreement pursuant to Section 9.01(d)(ii), describing in reasonable detail the reasons for such Change in the Company Recommendation or termination (which notice shall specify, if related to an Acquisition Proposal, the identity of the party making the Acquisition Proposal and the material terms thereof and copies of all relevant documents (other than redacted terms of financing documents) relating to such Acquisition Proposal), and (B) the Company shall cause its financial and legal advisors to, during the period beginning at 5:00 p.m. Hong Kong Time on the day of delivery by the Company to Parent of such Change or Termination Notice (or, if delivered after 5:00 p.m. Hong Kong Time or any day other than a Business Day, beginning at 5:00 p.m. Hong Kong Time on the next Business Day) and ending five (5) Business Days later at 5:00 p.m. Hong Kong Time (the “Notice Period”) negotiate with Parent and its Representatives in good faith (to the extent Parent desires to negotiate) any proposed modifications to the terms and conditions of this Agreement and/or the Financing Documents so that such Acquisition Proposal ceases to constitute a Superior Proposal or so that the failure to effect a Change in the Company Recommendation would no longer reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law; provided, that, with respect to a Change in the Company Recommendation made in connection with an Acquisition Proposal or a termination of this Agreement to enter into an Alternative Acquisition Agreement, in the event of any material revisions to the Acquisition Proposal, the Company shall deliver a new written notice to Parent and comply with the requirements of this Section 7.03(d)(ii) with respect to such new written notice; provided, further, that with respect to the new written notice to Parent, the Notice Period shall be deemed to be a three (3) Business-Day period rather than the five (5) Business-Day period first described above;

(iii) following the end of such negotiation period(s), the Company Board (or any committee thereof composed solely of independent directors, including the Special Committee) shall have determined in good faith (after consultation with its independent financial advisor and outside legal counsel), after considering the terms of any proposed amendment or modification to this Agreement and/or the Financing Documents, that (A) with respect to a Change in the Company Recommendation, the failure to effect a Change in the Company Recommendation would still reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law or (B) with respect to a termination of this Agreement to enter into an Alternative Acquisition Agreement with respect to an Acquisition Proposal, such Acquisition Proposal continues to constitute a Superior Proposal; and

(iv) in the case of the Company terminating this Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, the Company shall have paid, or caused the payment of, the Company Termination Fee in accordance with Section 9.03(a).

(e) Nothing contained in this Section 7.03 shall be deemed to prohibit the Company or the Company Board (or any committee thereof) from complying with its disclosure obligations under U.S. federal or state or non-U.S. Law with regard to an Acquisition Proposal, including taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act (or any similar communication to stockholders in connection with the making or amendment of a tender offer or exchange offer); provided that if such disclosure includes a Change in the Company Recommendation or has the substantive effect of withdrawing or adversely modifying the Company Recommendation, such disclosure shall be deemed to be a Change in the Company Recommendation for all purposes under this Agreement, including Section 9.01(c)(ii) (it being understood that a statement that the Company Board or any committee thereof has received and is currently evaluating such Acquisition Proposal and/or describing the operation of this Agreement with respect thereto, or any “stop, look and listen” communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, in each case, which is consistent with this Section 7.03, shall not be deemed to be a Change in the Company Recommendation).

(f) The Company agrees that it will promptly (and, in any event, within 48 hours) notify Parent if it or any of its Representatives becomes aware that any Acquisition Proposals are received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company, the Company Board (or any committee thereof composed solely of independent directors, including the Special Committee) or any Representative of the foregoing, indicating, in connection with such notice, the identity of the Person or group of Persons making such Acquisition Proposal and the material terms and conditions of any Acquisition Proposals and thereafter shall keep Parent reasonably informed of the status and terms of any such Acquisition Proposals (including any amendments thereto that are material in any respect) and the status of any such discussions or negotiations. None of the Company, the Company Board or any committee of the Company Board shall enter into any binding agreement or Contract with any person to limit the Company’s ability to give prior notice to Parent of its intention to effect a Change in the Company Recommendation or to terminate this Agreement in light of a Superior Proposal.

(g) The Company shall, and shall cause its Subsidiaries and its and their Representatives to cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Person or group of Persons and its or their Representatives conducted prior to the date hereof with respect to any Acquisition Proposal.

Section 7.04 Access to Information; Confidentiality.

(a) Except as otherwise prohibited by applicable Law or the terms of any contract or agreement to which the Company or any of its Subsidiaries is subject (provided that the Company shall use its commercially reasonable efforts to promptly obtain any consent required under such contract or agreement in order that it may comply with the terms of this Section 7.04(a)), from the date of this Agreement until the earlier of the date on which this Agreement is terminated in accordance with its terms or the Effective Time, the Company shall, and shall cause its Subsidiaries to, (i) provide to Parent and Parent’s Representatives reasonable access, during normal business hours and upon prior reasonable notice, to the officers, employees, agents, properties, offices and other facilities of the Company and its Subsidiaries and to the books and records thereof; and (ii) furnish Parent and its Representatives with such information concerning its business, properties, contracts, assets, liabilities, personnel and other information as Parent or its Representatives may reasonably request in writing; provided, however, that the Company shall not be required to provide access to or disclose any information if such access or disclosure would jeopardize any attorney-client privilege, work product doctrine or other applicable privilege of the Company or any of its Subsidiaries, violate any Contract, Law or Order, or give a third party the right to terminate or accelerate the rights under a Contract (provided that the Company shall use its commercially reasonable efforts to cause such information to be provided in a manner that would not result in such jeopardy or violation).

(b) Without limitation of Section 7.04(a), the Company shall, as promptly as practicable but in no event later than 20 Business Days after the date hereof, provide complete, correct and unredacted copies of any Selected Business Contracts, as amended and supplemented, that have not been provided by the Company to Parent prior to the date hereof.

(c) All information obtained by Parent pursuant to this Section 7.04 shall be kept confidential in accordance with the Confidentiality Agreement. Parent shall be responsible for any unauthorized disclosure of any such information provided or made available pursuant to this Section 7.04 by its Representatives.

(d) No investigation pursuant to this Section 7.04 shall affect any representation, warranty, covenant or agreement in this Agreement of any party hereto or any condition to the obligations of the parties hereto.

Section 7.05 Employee Benefits Matters. For the period beginning at the Effective Time and continuing through the second anniversary of the Effective Time, Parent shall cause the Surviving Corporation and its Subsidiaries to provide each employee of the Company as of immediately prior to the Effective Time with (i) a base salary at a level at least equal to such employee’s base salary as of immediately prior to the Effective Time, (ii) an opportunity for cash incentive compensation in a manner and with such criteria that is consistent with past practice and (iii) other employee benefits and arrangements that are at least substantially comparable in the aggregate to the employee benefits and arrangements in effect as of immediately prior to the Effective Time (excluding any equity-based plan or arrangement). From and after the Effective Time, Parent shall cause the Surviving Corporation and its Subsidiaries to honor in accordance with their terms, all contractual commitments under the Benefit Plans as in effect immediately prior to the Effective Time that are applicable to any current or former employees or directors of the Company or any Subsidiary of the Company. Employees of the Company or any Subsidiary of the Company shall receive credit for purposes of eligibility to participate and vesting (but not for benefit accruals) under any employee benefit plan, program or arrangement established or maintained by the Surviving Corporation or any of its Subsidiaries for service accrued or deemed accrued prior to the Effective Time with the Company or any Subsidiary of the Company; provided, however, that such crediting of service shall not operate to duplicate any benefit or the funding of any such benefit. In addition, Parent shall use its reasonable best efforts to waive, or cause to be waived, any limitations on benefits relating to any pre-existing conditions to the extent such conditions are covered immediately prior to the Effective Time under the applicable Benefit Plans and to the same extent such limitations are waived under any comparable plan of Parent or its Subsidiaries and use reasonable best efforts to recognize, for purposes of annual deductible and out-of-pocket limits under its medical and dental plans, deductible and out-of-pocket expenses paid by employees of the Company and its Subsidiaries in the calendar year in which the Effective Time occurs. Nothing contained herein, expressed or implied is intended to confer upon any Service Provider any benefits under any employee benefit plans or right to employment or continued employment with Parent or the Surviving Corporation or any of its Subsidiaries for any period by reason of this Agreement. The provisions of this Agreement, including this Section 7.05 are solely for the benefit of the parties to this Agreement and no current or former Service Provider or any other individual associated therewith shall be regarded for any purpose as a third party beneficiary of this Agreement, and nothing contained herein shall be construed as an amendment to any employee benefit plan for any purpose.

Section 7.06 Directors’ and Officers’ Indemnification and Insurance.

(a) The Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) honor and fulfill the obligations of the Company and its Subsidiaries under (i) any indemnification, advancement of expenses and exculpation provision set forth in any certificate of incorporation or bylaws or comparable organizational documents of the Company or any of its Subsidiaries as in effect on the date of this Agreement and (ii) all indemnification agreements between the Company or any of its Subsidiaries and any of their respective current or former directors and officers and any person who becomes a director or officer of the Company or any of its Subsidiaries prior to the Effective Time (the “Indemnified Parties”). In addition, during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) cause the certificate of incorporation and bylaws (and other similar organizational documents) of the Surviving Corporation and its Subsidiaries to contain provisions with respect to exculpation, advancement of expenses and indemnification that are at least as favorable to the Indemnified Parties as those contained in the certificate of incorporation and bylaws (or other similar organizational documents) of the Company and its Subsidiaries as in effect on the date hereof, and during such six year period, such provisions shall not be amended, repealed, or otherwise modified in any manner except as required by applicable Law.

(b) From the Effective Time until the sixth anniversary of the Effective Time, to the fullest extent the Company would have been permitted to do so under applicable Law (for the avoidance of doubt, subject to the limitations on the Company’s ability to indemnify its directors and officers under Section 145 of the DGCL), Parent shall indemnify and hold harmless each Indemnified Party from and against any and all costs or expenses (including reasonable attorneys’ fees and expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of, relating to or in connection with (i) the fact that an Indemnified Party is or was a director or officer of the Company or any of its Subsidiaries, (ii) any acts or omissions occurring or alleged to occur prior to or at the Effective Time in such Indemnified Party’s capacity as a director, officer, employee or agent of the Company or any of its Subsidiaries or other Affiliates, or (iii) the Merger, this Agreement or any of the Transactions; provided, however, that if, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Party delivers to Parent a written notice asserting a claim for indemnification under this Section 7.06(b), then the claim asserted in such notice shall survive the sixth anniversary of the Effective Time until such time as such claim is fully and finally resolved. In addition, during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, to the fullest extent the Company would have been permitted to do so under applicable Law (for the avoidance of doubt, subject to the limitations on the Company’s ability to advance expenses to its directors and officers under Section 145 of the DGCL), Parent shall advance, prior to the final disposition of any claim, proceeding, investigation or inquiry for which indemnification may be sought under this Agreement, promptly following request by an Indemnified Party therefor, all costs, fees and expenses (including reasonable attorneys’ fees and investigation expenses) incurred by such Indemnified Party in connection with any such claim, proceeding, investigation or inquiry; provided, however, that if, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Party delivers to Parent a written notice asserting a claim for advancement under this Section 7.06(b), then the right to advancement asserted in such notice shall survive the sixth anniversary of the Effective Time until such time as such claim is fully and finally resolved.

(c) Prior to the Effective Time, notwithstanding anything to the contrary set forth in this Agreement, the Company may purchase a six year “tail” prepaid policy on the D&O Insurance. In the event that the Company elects to purchase such a “tail” policy prior to the Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain such “tail” policy in full force and effect and continue to honor their respective obligations thereunder for so long as such “tail” policy shall be maintained in full force and effect. In the event that the Company does not elect to purchase such a “tail” policy prior to the Effective Time, during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective

Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain in effect the Company’s current directors’ and officers’ liability insurance (“D&O Insurance”) in respect of acts or omissions occurring at or prior to the Effective Time, covering each person covered by the D&O Insurance, on terms with respect to the coverage and amounts that are equivalent to those of the D&O Insurance; provided, however, that the total amount payable for such “tail” insurance policy shall not exceed two hundred and fifty percent (250%) of the premium amount per annum the Company paid in its last full fiscal year as set forth in Section 7.06(c) of the Company Disclosure Schedule (such two hundred and fifty percent (250%) amount, the “Maximum Tail Premium”); provided that, if the cost for such “tail” insurance policy exceeds the Maximum Tail Premium, then the Company or the Surviving Corporation shall be obligated to obtain a substantially similar policy with the greatest coverage available for a cost not exceeding the Maximum Tail Premium.

(d) In the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of their respective properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.06.

(e) The provisions of this Section 7.06 shall survive the consummation of the Merger and are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their heirs and legal representatives, each of which shall be a third-party beneficiary of the provisions of this Section 7.06.

(f) The agreements and covenants contained in this Section 7.06 shall not be deemed to be exclusive of any other rights to which any such Indemnified Party is entitled, whether pursuant to Law, Contract or otherwise. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries or their respective officers, directors and employees.

Section 7.07 Notification of Certain Matters.

(a) From and after the date of this Agreement until the earlier to occur of the Effective Time or termination of this Agreement in accordance with its terms, the Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) the occurrence, or non-occurrence, of any event which would reasonably be expected to cause any condition to the obligation of any party to effect the Transactions not to be satisfied, or (ii) any failure of the Company, Parent or Merger Sub, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement which would reasonably be expected to cause any condition to the obligation of any party to effect the Transactions not to be satisfied; provided, however, that the delivery of any notice pursuant to this Section 7.07 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

(b) From and after the date of this Agreement until the earlier to occur of the Effective Time or termination of this Agreement in accordance with its terms, the Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) any written notice or other written communication from any Governmental Authority in connection with the Transactions, or from any Person alleging that the consent of such Person is or may be required in connection with the Transactions, or (ii) any Actions commenced or, to its Knowledge, threatened against the Company or any of its Subsidiaries or Parent or any of its Subsidiaries, as the case may be, that, if pending on the date of this Agreement, would have been required to have been disclosed by such Person pursuant to any of such Person’s representations and warranties contained herein, or that relate to such Person’s ability to consummate the Transactions.

Section 7.08 Reasonable Best Efforts; Further Action.

(a) Each party hereto shall use its reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Transactions, including using its reasonable best efforts (i) to obtain, or cause to be obtained, all permits, consents, approvals, authorizations, qualifications and Orders of all Governmental Authorities and officials and parties to Contracts with the Company and its Subsidiaries that may be or become necessary for the performance of the obligations of such party hereto pursuant to this Agreement and the consummation of the Transactions and (ii) to consummate the transactions contemplated by the Rollover Agreement and the Additional Rollover Agreements (if any), including execution of the Shareholders’ Agreement referred to in the Rollover Agreement, and will cooperate fully with the other parties in promptly seeking to obtain all such permits, consents, approvals, authorizations, qualifications and Orders; provided that, for the avoidance of doubt, no action permitted to be taken pursuant to Section 6.01 or Section 7.03 hereof shall be prohibited by this sentence.

(b) Upon the terms and subject to the conditions of this Agreement, each party hereto agrees to make an appropriate filing, if necessary, pursuant to the PRC Anti-Monopoly Law with respect to the Merger promptly following the date of this Agreement, to supply as promptly as practicable to the appropriate Governmental Authorities any additional information and documentary material that may be requested pursuant to the PRC Anti-Monopoly Law and to use its reasonable best efforts to obtain approval, consent or clearance from appropriate Governmental Authorities under the PRC Anti-Monopoly Law.

(c) Each party hereto shall promptly notify the others of any material communication it receives from any Governmental Authority relating to any filing or submissions under the PRC Anti-Monopoly Law or other applicable antitrust, competition or fair trade Laws. Each party agrees to provide promptly to the other parties all information and assistance reasonably necessary in connection with preparing and submitting such filings and obtaining the relevant approvals, consents or expiration of waiting periods in relation to such filings.

(d) Each of Parent and Merger Sub, on the one hand, and the Company, on the other hand shall, subject to applicable Law, (i) permit counsel for the other party to review in advance and consider in good faith the views of the other party in connection with any proposed written communications with Governmental Authorities concerning the Transactions under the PRC Anti-Monopoly Law or other applicable antitrust, competition or fair trade Laws, and (ii) provide counsel for the other party with copies of all filings made by such party to any antitrust, competition, or fair trade Governmental Authority and all correspondence between such party (and its advisors) and any antitrust, competition, or fair trade Governmental Authority, and any other information supplied by such party and such party’s Affiliates to or received from any antitrust, competition, or fair trade Governmental Authority in connection with the proposed Transactions; provided, however, that such materials may be redacted (A) to remove references concerning the valuation of the Company, (B) as necessary to comply with contractual arrangements, and (C) as necessary to address reasonable privilege and confidentiality concerns.

(e) Each of the parties hereto agrees to cooperate and use its reasonable best efforts to contest and resist any Action, including any administrative or judicial Action, and to have vacated, lifted, reversed or overturned any Order (whether temporary, preliminary or permanent) that is in effect and that restricts, prevents or prohibits consummation of the Transactions. Notwithstanding the foregoing or anything else in this Agreement to the contrary, none of the parties hereto nor any of their Affiliates (including, after the Effective Time, the Surviving Corporation) shall be required to propose or agree to accept any undertaking or condition, to enter into any consent decree, to divest, hold separate or otherwise take or commit to take any action that limits its freedom of action with respect to, or its ability to retain, any of its material businesses, services or assets, or pay any material amounts (other than the payment of filing fees and expenses and fees of counsel).

(f) Immediately after the execution of this Agreement, Parent shall duly approve and adopt this Agreement in its capacity as sole stockholder of Merger Sub in accordance with applicable Law and the certificate of incorporation and bylaws of Merger Sub and deliver to the Company evidence of its vote or action by written consent so approving and adopting this Agreement.

Section 7.09 Obligations of Merger Sub.

(a) Parent shall take all actions necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and subject to the conditions set forth in this Agreement.

(b) At the Company Stockholders’ Meeting and any other extraordinary meeting of the stockholders of the Company called to seek the Company Stockholder Approval or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to this Agreement, the Merger or any other Transaction contemplated herein is sought, Parent shall, and shall cause its direct or indirect stockholders and their respective Affiliates to, vote their beneficially owned Shares in favor of granting the Company Stockholder Approval.

Section 7.10 Public Announcements. The initial press release relating to this Agreement shall be a joint press release the text of which has been agreed to by each of Parent and the Company. Thereafter, unless otherwise required by applicable Law or the requirements of NASDAQ, each of Parent and the Company shall consult with the other before issuing any press release, having any communication with the press (whether or not with attribution), making any other public announcement or scheduling any press conference or conference call with investors or analysts with respect to this Agreement, the Merger or any of the other Transactions (other than any press release or public statement with respect to a Change in the Company Recommendation, Acquisition Proposal, Superior Proposal or any action taken by the Company, the Company Board or any committee thereof permitted under Section 7.03); provided, however, that the restrictions set forth in this Section 7.10 shall not apply to any press release or announcement with respect to a Change in the Company Recommendation.

Section 7.11 Stock Exchange Delisting. Parent shall use commercially reasonable efforts to cause the Shares to be (a) delisted by the Surviving Corporation from NASDAQ as promptly as practicable after the Effective Time, and (b) deregistered under the Exchange Act by the Surviving Corporation as promptly as practicable after such delisting.

Section 7.12 Section 16 Matters. Prior to the Effective Time, the Company shall use reasonable best efforts, including in accordance with the interpretive guidance set forth by the SEC, to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) resulting from the Transactions by each officer or director who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 7.13 Takeover Statute. If the restrictions of any takeover statute are or may become applicable to the Merger or any of the other Transactions, the parties shall use their respective reasonable best efforts (a) to take all action necessary so that no such restriction is or becomes applicable to the Merger or any of the other Transactions and (b) if any such restriction is or becomes applicable to any of the foregoing, to take all action necessary so that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or lawfully minimize the effects of such statute on the Merger and the other Transactions.

Section 7.14 Resignations. To the extent requested by Parent in writing at least three (3) Business Days prior to the Closing, on the Closing Date, the Company shall use reasonable best efforts to cause to be delivered to Parent duly signed resignations, effective as of the Effective Time, of the directors of the Company and any of its Subsidiaries designated by Parent.

Section 7.15 Participation in Litigation. Prior to the Effective Time, Parent shall give prompt notice to the Company, and the Company shall give prompt notice to Parent, of any Action commenced or, to the Company’s Knowledge on the one hand and Parent’s Knowledge on the other hand, threatened against such party which relate to this Agreement and the Transactions. The Company shall give Parent reasonable opportunity to participate in the defense or settlement of any stockholder Action against the Company and/or its directors relating to the Transactions.

Section 7.16 Financing.

(a) Each of Parent and Merger Sub shall use their reasonable best efforts to arrange the Financing in a timely manner, including to (i) maintain in effect the Financing Documents, (ii) negotiate and enter into a definitive agreement prior to the Closing with respect to the Debt Financing on the terms and conditions contained in the Debt Commitment Letter (including the flex provisions, if any) or on other terms no less favorable to Parent and Merger Sub (the “Facility Agreement”), (iii) satisfy, or cause its Representatives to satisfy, on a timely basis all conditions in the Financing Documents and the Facility Agreement that are within its control, (iv) subject to the terms and conditions of the applicable Financing Documents and the Facility Agreement, cause the Lenders and any other Persons providing the Debt Financing to fund the Debt Financing at or prior to the Closing, (v) subject to the terms and conditions of the applicable Financing Documents, cause the Sponsors to fund the Equity Financing at or prior to the Closing, and (vi) subject to the terms and conditions of the Financing Documents and the Facility Agreement, draw upon and consummate the Financing at or prior to the Closing.

(b) If any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter or the Facility Agreement, (A) Parent shall promptly so notify the Company, and (B) each of Parent and Merger Sub shall use its reasonable best efforts to arrange to obtain alternative debt financing from the same or alternate sources, as promptly as practicable following the occurrence of such event (and in any event no later than ten (10) Business Days prior to the End Date), on terms and conditions (including the flex provisions, if any) not materially less favorable, in the aggregate, to Parent and Merger Sub than those contained in the Debt Commitment Letter or the Facility Agreement and any related fee letter, in an amount sufficient (assuming (1) the Equity Financing is funded in accordance with the Equity Commitment Letters, (2) the contributions contemplated by the Rollover Agreement and the Additional Rollover Agreements (if any) are made in accordance with the terms of such agreements, and (3) the satisfaction of the conditions to the obligation of Parent and Merger Sub to consummate the Merger as set forth in Section 8.01 and Section 8.02 or the waiver of such conditions by Parent) to consummate the Merger and the other Transactions (the “Alternative Debt Financing”), and to enter into new definitive agreements with respect to such Alternative Debt Financing (the “Alternative Debt Financing Documents”) and Parent shall deliver to the Company as promptly as practicable (and no later than two (2) Business Days) after such execution, a true and complete copy of each such Alternative Debt Financing Document. In the event that any Alternative Debt Financing Documents are entered into, (A) any reference in this Agreement to the “Debt Financing” shall mean the debt financing contemplated by the Debt Commitment Letter or the Facility Agreement as modified pursuant to clause (B) below, (B) any reference in this Agreement to the “Debt Commitment Letter” or the “Facility Agreement” shall be deemed to include the Debt Commitment Letter or the Facility Agreement to the extent not superseded by the Alternative Debt Financing Documents at the time in question and the Alternative Debt Financing Documents to the extent then in effect and (C) any reference in this Agreement to “fee letter” shall be deemed to include any fee letter relating to the Debt Commitment Letter or the Facility Agreement to the extent not superseded by the Alternative Debt Financing Documents at the time in question and the Alternative Debt Financing Documents to the extent then in effect. Notwithstanding anything contained in this Section 7.16 or in any other provision of this Agreement, in no event shall Parent or Merger Sub be required to amend or waive any of the terms or conditions herein or in the Financing Documents or the Facility Agreement.

(c) Neither Parent nor Merger Sub shall agree to or permit any amendments or modifications to, or grant any waivers of, any condition or other provision under the Financing Documents, the Facility Agreement or the Alternative Debt Financing Documents, as applicable, without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed) if such amendments, modifications or waivers would (i) reduce the aggregate amount of the Financing or the Alternative Debt Financing, as applicable, or (ii) impose new or additional conditions that would reasonably be expected to (A) prevent or materially delay the ability of Parent or Merger Sub to consummate the Merger and the other Transactions or (B) adversely impact in any material respect the ability of Parent or Merger Sub to enforce its rights against the other parties to the Financing Documents, the Facility Agreement or the Alternative Debt Financing Documents,

as applicable. Without limiting the generality of the foregoing, neither Parent nor Merger Sub shall release or consent to the termination of the obligations of the Lender or any Sponsor under the Financing Documents or the Facility Agreement or the comparable parties under the Alternative Debt Financing Documents, as applicable, except as expressly contemplated hereby and thereby.

(d) Parent shall (i) prior to the Closing, give the Company prompt notice (A) upon becoming aware of any breach of any provision of, or termination by any party to, any Financing Document, the Facility Agreement or any Alternative Debt Financing Document, as applicable, or (B) upon the receipt of any written or oral notice or other communication from any Person with respect to any threatened breach or threatened termination by any party to any Financing Document, the Facility Agreement or any Alternative Debt Financing Document, as applicable, and (ii) prior to the Closing, otherwise keep the Company reasonably informed on a reasonably current basis of the status of Parent and Merger Sub’s efforts to arrange the Financing or any Alternative Debt Financing.

Section 7.17 Financing Assistance.

(a) Prior to the Closing, the Company shall, and shall cause each of its Subsidiaries to, and shall use its reasonable best efforts to cause its Representatives to use their reasonable best efforts to, provide such reasonable cooperation as may be requested by Parent in connection with the arrangement of the Financing (provided that such requested cooperation is consistent with applicable Law, does not unreasonably interfere with the operations of the Company and its Subsidiaries and is customary in connection with the arrangement of the Financing), including (i) participation in a reasonable number of meetings, presentations, due diligence sessions, and sessions with rating agencies, (ii) furnishing Merger Sub and the Financing Sources with financial and other pertinent information regarding the Company and its Subsidiaries as may be reasonably requested as promptly as practicable, subject to appropriate confidentiality undertakings, (iii) obtaining any consents, legal opinions, surveys and title insurance as reasonably requested in writing by Parent, (iv) arranging for customary payoff letters, Encumbrance terminations and instruments of discharge to be delivered at the Closing providing for the payoff, discharge and termination on the Closing Date of all Indebtedness and Encumbrances to the extent that such Indebtedness will be required to be paid off, discharged and terminated on the Closing Date, (v) to the extent customary and in accordance with applicable Law, facilitating the pledging of collateral and executing and delivering any pledge and security documents, commitment letters or other definitive financing documents (provided that any collateral or security granted thereunder and any obligations of the Company or any of its Subsidiaries under any such definitive documents shall be contingent upon the occurrence of the Effective Time), and (vi) taking all reasonable corporate actions reasonably requested by such Financing Sources to permit the consummation of the Financing effective as of the Effective Time, including the execution and delivery of such customary instruments and documents as may be reasonably requested by such Financing Sources including a customary solvency certificate signed by the Chief Financial Officer of the Company. Neither the Company nor any of its Subsidiaries shall be required, under the provisions of this Section 7.17(a) or otherwise in connection with any Financing, (x) to pay any commitment or other similar fee prior to the Effective Time, (y) to incur any expense unless such expense is reimbursed by Parent promptly after incurrence thereof in accordance with Section 7.17(c), or (z) to commit to take any action that is not contingent upon the Closing (including the entry into any agreement) or that would be effective prior to the Effective Time or that would otherwise subject it to actual or potential liability in connection with any Financing. Nothing contained in this Section 7.17(a) or otherwise shall require the Company to be an issuer or other obligor with respect to any Financing prior to the Effective Time.

(b) All non-public or otherwise confidential information regarding the Company obtained by Parent or Merger Sub or any of their respective Representatives pursuant to this Section 7.17 shall be kept confidential in accordance with the Confidentiality Agreement; provided, that the Company agrees that Parent and Merger Sub may share non-public or confidential information with the Financing Sources and that Parent and Merger Sub and such Financing Sources may share such information with potential financing sources in connection with the marketing of the Debt Financing if the recipients of such information agree to customary confidentiality arrangements.

(c) Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs incurred by the Company or its Subsidiaries in connection with any cooperation provided pursuant to Section 7.17(a) and shall indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives for and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties actually suffered or incurred by them in connection with the arrangement of the Debt Financing and any information utilized in connection therewith (other than information provided in writing by the Company or its Subsidiaries specifically for use in connection therewith).

Section 7.18 Bank Consent. The Company shall use commercially reasonable efforts to, prior to the Closing, obtain the consent of Shenzhen Development Bank Beijing Branch with respect to the change of control clause under the Facility Agreement, dated February 20, 2012, between Shenzhen Development Bank Beijing Branch and AsiaInfo-Linkage Technologies (China), Inc.

Section 7.19 No Amendment to Buyer Group Contracts. (a) Without the Company’s prior written consent, Parent and Merger Sub shall not, and shall use reasonable best efforts to cause the Buyer Group Parties and their Affiliates not to, enter into or modify any Contract (A) which would, individually or in the aggregate, prevent or materially delay the ability of Parent or Merger Sub to consummate the Merger and the other Transactions or (B) which would prevent or materially impair the ability of any management member, director or stockholder (excluding any of the Persons set forth in Section 7.19 of the Parent Disclosure Schedule) of the Company, or any of their respective Affiliates, with respect to any Acquisition Proposal the Company may receive that did not result from any breach of Section 7.03, taking any of the actions described in Section 7.03(b)(ii), Section 7.03(b)(iii) or Section 7.03(b)(iv) to the extent such actions are permitted to be taken by the Company thereunder. Within two (2) Business Days after the execution thereof, Parent and Merger Sub shall provide the Company with a copy of (x) any Additional Rollover Agreement, (y) any agreement pursuant to which a Rollover Stockholder who is a party thereto agrees to vote such Rollover Stockholder’s Shares in favor of the adoption of this Agreement, and (z) any amendment to a Buyer Group Contract.

(b) The parties hereby acknowledge and agree that nothing herein amends, modifies or constitutes any waiver of the Company of any of its rights under the Confidentiality Agreement, which agreement shall remain in full force and effect.

ARTICLE VIII

CONDITIONS TO THE MERGER

Section 8.01 Conditions to the Obligations of Each Party. The respective obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or written waiver (where permissible under applicable Law) at or prior to the Effective Time of the following conditions:

(a) Stockholder Approval. The Company Stockholder Approval shall have been obtained.

(b) No Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) which is then in effect and has the effect of enjoining, restraining, prohibiting or otherwise making illegal the consummation of the Transactions (collectively, a “Restraint”).

(c) Antitrust Approval. The parties shall have made all necessary filings under the PRC Anti-Monopoly Law and shall have received, if necessary, clearance under the PRC Anti-Monopoly Law approving the Merger.

Section 8.02 Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or written waiver (where permissible under applicable Law) at or prior to the Effective Time of the following additional conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Company contained in Section 4.03 shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such time, subject to de minimis exceptions that do not, individually or in the aggregate, increase the aggregate amount of the Merger Consideration by more than US$250,000, (ii) the representations and warranties of the Company contained in Sections 4.01(a), 4.04, 4.08(a)(ii), 4.17, 4.18 and 4.20 shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such time, and (iii) the other representations and warranties of the Company contained in this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth therein) as of the date of this Agreement and as of the Closing Date as though made on and as of such time, except (A) in the case of clauses (i)-(iii) above, to the extent such representation or warranty is expressly made as of a specific date, in which case such representations and warranties shall be true and correct as of such specific date only and (B) in the case of clause (iii) above only, where the failure of such representations and warranties of the Company to be so true and correct does not constitute a Company Material Adverse Effect.

(b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all of the agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Effective Time.

(c) Officer’s Certificate. The Company shall have delivered to Parent a certificate, dated the Closing Date, signed by an executive officer of the Company, certifying as to the satisfaction of the conditions specified in Section 8.02(a) and Section 8.02(b).

(d) No Company Material Adverse Effect. Since the date hereof, there shall not have occurred any Company Material Adverse Effect.

Section 8.03 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction or written waiver (where permissible under applicable Law) at or prior to the Effective Time of the following additional conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” set forth therein) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, in each case, except (i) to the extent such representation or warranty is expressly made as of a specific date, in which case such representations and warranties shall be true and correct as of such specific date only and (ii) where the failure of such representations and warranties of Parent and Merger Sub to be so true and correct has not, individually or in the aggregate, prevented or materially adversely affected the ability of Parent or Merger Sub to consummate the Transactions.

(b) Agreements and Covenants. Parent and Merger Sub shall have performed or complied in all material respects with all of the agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Effective Time.

(c) Officer’s Certificate. Parent shall have delivered to the Company a certificate, dated the Closing Date, signed by an executive officer of Parent, certifying as to the satisfaction of the conditions specified in Section 8.03(a) and Section 8.03(b).

ARTICLE IX

TERMINATION, AMENDMENT AND WAIVER

Section 9.01 Termination. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time, whether before or after receipt of the Company Stockholder Approval (except as set forth in Section 9.01(d)(ii)), by action taken or authorized by (a) in the case of the Company, the Company Board (or any committee thereof composed solely of independent directors, including the Special Committee), and (b) in the case of Parent, the Parent Board, as follows:

(a) by the mutual written consent of Parent and the Company duly authorized by the Parent Board and the Company Board (or any committee thereof composed solely of independent directors, including the Special Committee), respectively; or

(b) by either Parent or the Company if:

(i) the Effective Time shall not have occurred on or before the End Date; provided, however, that the right to terminate this Agreement under this Section 9.01(b)(i) shall not be available to any party whose failure to fulfill any obligation under this Agreement or other intentional breach has been a material cause of, or resulted in, the failure of the Effective Time to occur on or before the End Date;

(ii) any Restraint having the effect set forth in Section 8.01(b) hereof shall have become final and nonappealable; provided, however, that the right to terminate this Agreement under this Section 9.01(b)(ii) shall not be available to any party whose failure to fulfill any obligation under this Agreement or other intentional breach has been a material cause of, or resulted in, the issuance of such final, non-appealable Restraint; or

(iii) the Company Stockholder Approval shall not have been obtained upon a vote held at the Company Stockholders’ Meeting or at any adjournment or postponement thereof; or

(c) by Parent:

(i) upon a breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 8.02(a) or Section 8.02(b) would not be satisfied and such breach cannot be cured by the Company by the End Date or, if capable of being cured, shall not have been cured (x) within ten (10) Business Days following receipt by the Company of written notice from Parent of such breach or (y) any shorter period of time that remains between the date Parent provides written notice of such breach and the End Date; provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 9.01(c)(i) if either Parent or Merger Sub is then in material breach of any representations, warranties, covenants or other agreements hereunder such that the conditions set forth in Section 8.03(a) or Section 8.03(b) would not be satisfied; or

(ii) if (x) prior to obtaining the Company Stockholder Approval, there shall have been a Change in the Company Recommendation, (y) a tender or exchange offer for Company Common Stock that constitutes an Acquisition Proposal (whether or not a Superior Proposal) is commenced by a Person unaffiliated with Parent or any Rollover Stockholder and, within five (5) Business Days after the public announcement of the commencement of such Acquisition Proposal, the Company shall not have filed a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act recommending that the holders of Shares reject such Acquisition Proposal and not tender any Shares into such tender or exchange offer, or (z) at any time after receipt or public announcement of an Acquisition Proposal, the Company Board shall have failed to reaffirm the Company Recommendation within five (5) Business Days after receipt of any written request to do so from Parent; or

(iii) there shall have been an intentional and material breach on the part of the Company of Section 7.02 or Section 7.03; or

(d) by the Company:

(i) upon a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement set forth in this Agreement, or if any representation or warranty of Parent and Merger Sub shall have become untrue, in either case such that the conditions set forth in Section 8.03(a) or Section 8.03(b) would not be satisfied and such breach cannot be cured by Parent or Merger Sub by the End Date or, if capable of being cured, shall not have been cured (x) within ten (10) Business Days following receipt by Parent of written notice from the Company of such breach or (y) any shorter period of time that remains between the date the Company provides written notice of such breach and the End Date; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.01(d)(i) if it is then in material breach of any representations, warranties, covenants or other agreements hereunder such that the conditions set forth in Section 8.02(a) or Section 8.02(b) would not be satisfied;

(ii) prior to obtaining the Company Stockholder Approval, in order to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal in accordance with Section 7.03(d); provided, that concurrently with such termination, the Company enters into such Alternative Acquisition Agreement and pays to Parent (or one or more of its designees) the Company Termination Fee in accordance with Section 9.03(a); or

(iii) if (A) all the conditions to the Closing contained in Section 8.01 and Section 8.02 have been satisfied (other than those conditions that by their nature are only capable of being satisfied at the Closing (but subject to their satisfaction or waiver by the party having the benefit thereof)) or waived by Parent and Merger Sub, (B) Parent fails to fund the Exchange Fund within three (3) Business Days following the date on which the Closing was required to have occurred pursuant to Section 2.02, and (C) the Company has irrevocably notified Parent in writing (x) that all of the conditions set forth in Section 8.03 have been satisfied (other than those conditions that by their nature are only capable of being satisfied at the Closing (but subject to their satisfaction or waiver by the party having the benefit thereof)) or waived by the Company and (y) it stands ready, willing and able to consummate the Transactions during such period.

Section 9.02 Effect of Termination. In the event of the valid termination of this Agreement pursuant to Section 9.01, written notice thereof shall be given to the other party or parties, specifying the provision or provisions hereof pursuant to which such termination shall have been made, and this Agreement shall forthwith become void, and there shall be no liability under this Agreement on the part of any party hereto or their respective Subsidiaries or Representatives, except (a) with respect to this Section 9.02, Section 7.04(c), Section 7.17(c), Section 9.03 and Article X which shall remain in full force and effect and (b) subject to Section 9.03(f), nothing in this Section 9.02 shall relieve any party from liability for any knowing and intentional breach of, or fraud in connection with this Agreement. In addition to the foregoing, no termination of this Agreement shall affect the obligations of the parties hereto set forth in the Confidentiality Agreement, all of which obligations shall survive termination of this Agreement in accordance with their terms.

Section 9.03 Fees and Expenses.

(a) If this Agreement is validly terminated by

(i) Parent, pursuant to Section 9.01(c); or

(ii) the Company, pursuant to Section 9.01(b)(iii) (but only if at the time of such termination, Parent shall have had the right to terminate pursuant to Section 9.01(c)) or Section 9.01(d)(ii),

then in any such event, the Company shall pay to Parent or its designee (A) promptly (but in any event no later than three (3) Business Days after Parent terminates this Agreement pursuant to Section 9.01(c)(i), Section 9.01(c)(ii) or Section 9.01(c)(iii), or (B) on the date the Company terminates this Agreement pursuant to Section 9.01(b)(iii) or Section 9.01(d)(ii), an amount equal to US$18,000,000 (the “Company Termination Fee”), which amount shall be payable in cash in immediately available funds, by wire transfer to an account or accounts designated in writing by Parent.

(b) In the event that (i) this Agreement is validly terminated by Parent or the Company pursuant to Section 9.01(b)(i) or Section 9.01(b)(iii), (ii) at any time between the date hereof and the time of the termination of this Agreement a third party shall have publicly disclosed (or solely in the case of termination pursuant to Section 9.01(b)(i), otherwise communicated to the Company Board (or any committee thereof composed solely of independent directors, including the Special Committee)) a bona fide Acquisition Proposal, and (iii) within nine (9) months following the termination of this Agreement, the Company enters into a definitive agreement with respect to, recommends to its stockholders, or consummates, any Acquisition Proposal, then, in any such case, the Company shall pay to Parent or its designee the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent, concurrently with the consummation of the Acquisition Proposal described in clause (iii) above (even if such consummation occurs after the end of such 9-month period).

(c) If this Agreement is terminated by the Company pursuant to Section 9.01(d)(i) or Section 9.01(d)(iii), then in any such event, Parent shall pay or cause to be paid to the Company or its designees promptly (but in any event no later than three (3) Business Days) after the Company validly terminates this Agreement pursuant to Section 9.01(d)(i) or Section 9.01(d)(iii), a termination fee (the “Parent Termination Fee”), which shall be payable in cash in immediately available funds, by wire transfer to an account or accounts designated in writing by the Company. The Parent Termination Fee shall be in an amount equal to (i) US$36,000,000, in the event the Company terminates this Agreement pursuant to (A) Section 9.01(d)(i) for any Willful Breach by Parent or Merger Sub of the representations, warranties, covenants or agreements contained herein, (B) Section 9.01(d)(iii) for Parent’s failure to fund the Exchange Fund pursuant to Section 2.02 due to the proceeds of the Debt Financing (including any Alternative Debt Financing, if applicable) not being available, where such unavailability is a result of (1) any Willful Breach by Parent or Merger Sub of the representations, warranties, covenants or agreements contained herein or (2) any breach by the Buyer Group Parties or any of their respective Affiliates (other than the Company and its Subsidiaries) of the Buyer Group Contracts or any Financing Documents, or (C) Section 9.01(d)(iii) for Parent’s failure to fund the Exchange Fund pursuant to Section 2.02 when and if the proceeds of the Debt Financing (including any Alternative Debt Financing, if applicable) are available to be drawn down pursuant to the terms of the Facility Agreement (and/or such Alternative Debt Financing Documents, if applicable), or (ii) US$18,000,000, in the event the Company terminates this Agreement pursuant to Section 9.01(d)(i) or Section 9.01(d)(iii) in any other circumstance.

(d) Upon any termination of this Agreement by Parent pursuant to Section 9.01(c), any termination by the Company pursuant to Section 9.01(d)(ii), or any termination by the Company if, at the time of such termination, Parent shall have had the right to terminate pursuant to Section 9.01(c), the Company shall reimburse Parent and its Affiliates (by wire transfer of immediately available funds), no later than three (3) Business Days after submission of reasonable documentation thereof, for 100% of their documented out-of-pocket Expenses (including reasonable fees and expenses of their counsel) up to US$5,000,000 actually incurred by any of them in connection with this Agreement and the Transactions, including the arrangement of, obtaining the commitment to provide or obtaining any financing for such Transactions (the “Company Expense Reimbursement”), by wire transfer of immediately available funds to an account or accounts designated in writing by Parent. Upon any termination of this Agreement by the Company pursuant to Section 9.01(d)(i) or Section 9.01(d)(iii), or any termination by Parent if, at the time of such termination, the Company shall have had the right to terminate pursuant to Section 9.01(d)(i) or Section 9.01(d)(iii), Parent shall reimburse the Company and its Affiliates (by wire transfer of immediately available funds), no later than three (3) Business Days after submission of reasonable documentation thereof, for 100% of their documented out-of-pocket Expenses

(including reasonable fees and expenses of their counsel) up to US$5,000,000 actually incurred by any of them in connection with this Agreement and the Transactions (the “Parent Expense Reimbursement”), by wire transfer of immediately available funds to an account or accounts designated in writing by the Company. Except as set forth in this Section 9.03, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such Expenses, whether or not the Merger or any other Transaction is consummated.

(e) The Company and Parent acknowledge that the agreements contained in this Section 9.03 are an integral part of the Transactions and without the agreements contained in this Section 9.03, the parties would not have entered into this Agreement. Accordingly, in the event that the Company or Parent shall fail to pay the Company Termination Fee, Company Expense Reimbursement, Parent Termination Fee or Parent Expense Reimbursement, as applicable, when due, and, in order to obtain the payment, Parent or the Company, as the case may be, commences an Action which results in a judgment against the other party for such payment, such paying party shall pay the other party its reasonably documented costs and expenses (including reasonable legal fees and expenses) in connection with such Action, together with interest on the amount of (i) the Company Termination Fee, Company Expense Reimbursement, Parent Termination Fee or Parent Expense Reimbursement, as applicable, and (ii) such documented costs and expenses at the annual rate of five percent (5%) plus the prime rate as published in the Wall Street Journal in effect on the date such payment was required to be made through the date such payment is actually received.

(f) In no event shall (i) the Company be required to pay the Company Termination Fee or the Company Expense Reimbursement on more than one occasion or (ii) Parent be required to pay the Parent Termination Fee or the Parent Expense Reimbursement on more than one occasion. Notwithstanding anything to the contrary in this Agreement, but subject to Section 9.03(d) and Section 9.03(e), (x) if the Company pays the Company Termination Fee pursuant to Section 9.03(a) or Section 9.03(b) and the Company Expense Reimbursement pursuant to Section 9.03(d), then any such payment shall be the sole and exclusive remedy of Parent and Merger Sub against the Company and its Subsidiaries, and any of their respective former, current or future officers, directors, partners, stockholders, managers, members, Affiliates or successors and none of the Company, any of its Subsidiaries or any of their respective former, current or future officers, directors, partners, stockholders, managers, members, Affiliates or successors shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, including the failure of the Merger or the Financing to be consummated or for a breach or failure to perform hereunder or under any Financing Document (whether intentionally, unintentionally, knowingly, willfully or otherwise) or otherwise, (y) if Parent pays the Parent Termination Fee pursuant to Section 9.03(c), the Parent Expense Reimbursement pursuant to Section 9.03(d) and any costs payable by it pursuant to Section 7.17(c), then any such payment shall be the sole and exclusive remedy of the Company and its Subsidiaries and stockholders against Parent and Merger Sub and any of their respective former, current or future officers, directors, partners, stockholders, managers, members, Affiliates or successors or the Financing Sources and none of Parent or Merger Sub or any of their respective former, current or future officers, directors, partners, stockholders, managers, members, Affiliates or successors or the Financing Sources shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, including the failure of the Merger or the Financing to be consummated or for a breach or failure to perform hereunder or under any Financing Document (whether intentionally, unintentionally, knowingly, willfully or otherwise) or otherwise and (z) (A) if Parent or Merger Sub receives any payments from the Company in respect of any breach of this Agreement, and thereafter Parent is entitled to receive the Company Termination Fee under Section 9.03(a) or Section 9.03(b), the amount of such Company Termination Fee shall be reduced by the aggregate amount of any payments made by the Company to Parent or Merger Sub in respect of any such breaches of this Agreement and (B) if the Company receives any payments from Parent or Merger Sub in respect of any breach of this Agreement, and thereafter the Company is entitled to receive the Parent Termination Fee under Section 9.03(c), the amount of such Parent Termination Fee shall be reduced by the aggregate amount of any payments made by Parent or Merger Sub to the Company in respect of any such breaches of this Agreement.

(g) Notwithstanding anything to the contrary contained herein, no Seller Related Party (other than Parent and Merger Sub) shall have any rights or claims against any Financing Source providing Debt Financing in connection with this Agreement, the Debt Financing or the transactions contemplated hereby or thereby, and no Financing Source providing Debt Financing shall have any rights or claims against any Seller Related Party (other than Parent and Merger Sub) in connection with this Agreement, the Debt Financing or the transactions contemplated hereby or thereby, whether at law, or equity, in contract, in tort or otherwise; provided that, following consummation of the Merger, the foregoing will not limit the rights of the parties to the Debt Financing under any definitive agreement with respect thereto. “Seller Related Party” means the Company and each of its Affiliates and their respective stockholders, partners, members, officers, directors, employees, controlling persons, agents and representatives.

Section 9.04 Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective boards of directors (or any committees thereof), at any time prior to the Effective Time; provided, however, that, (a) after the Company Stockholder Approval has been obtained, no amendment may be made that under applicable Law requires further approval by the stockholders of the Company without such approval having been obtained; and (b) the prior written consent of the Financing Sources for the Debt Financing shall be required for any amendment, waiver or other modification that is adverse to the Financing Sources of Section 9.03(f), Section 9.03(g), Section 9.04, Section 9.05, Section 10.04(b), Section 10.05, Section 10.07 or Section 10.09. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

Section 9.05 Waiver. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any breach of or inaccuracy in the representations and warranties of any other party contained in this Agreement or in any document delivered pursuant hereto and (c) subject to the proviso in the first sentence of Section 9.04 and to the extent permitted by applicable Law, waive compliance with any agreement of any other party or any condition to its own obligations contained in this Agreement. Notwithstanding the foregoing, no failure or delay by the Company or Parent or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or future exercise of any other right hereunder. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

ARTICLE X

GENERAL PROVISIONS

Section 10.01 Non-Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements in this Agreement and in any instrument delivered pursuant hereto shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 9.01, as the case may be, except for those covenants and agreements contained in this Agreement (including Article II, Article III, Section 7.04(b), Section 7.04(c), Section 7.06, Section 9.03 and this Article X) that by their terms are to be performed in whole or in part after the Effective Time (or termination of this Agreement, as applicable).

Section 10.02 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) upon confirmation of receipt after transmittal by facsimile (to such number specified below or another number or numbers as such Person may subsequently specify by proper notice under this Agreement), with a confirmatory copy to be sent by overnight courier, and (c) on the next Business Day when sent by national overnight courier, in each case to the respective parties and accompanied by a copy sent by email (which copy shall not constitute notice) at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.02):

if to Parent or Merger Sub:

Skipper Limited

Skipper Acquisition Corporation

28/F, CITIC Tower

1 Tim Mei Avenue

Central, Hong Kong

Attention: Vicki Hui, Venus Lam, Zhen Ji

Facsimile No.: +852 2111 9699, +86 21 3218 0303

E-mail: vickihui@citiccapital.com, vlam@citiccapital.com,

    zhenji@citiccapital.com

with a copy to:

Davis Polk & Wardwell

Hong Kong Club Building

3A Chater Road

Hong Kong

Attention: Mark J. Lehmkuhler, Esq.

Facsimile: +852 2533 3388

E-mail: mark.lehmkuhler@davispolk.com

if to the Company:

AsiaInfo-Linkage. Inc.

4th Floor, Zhongdian Information Tower,

6 Zhongguancun South Street, Haidian District,

Beijing 10086, China

Attention: Legal Director

Telephone: +86 10 8216 6688

Facsimile: +86 10 8216 6655

with a copy to:

Shearman & Sterling

12th Floor, Gloucester Tower,

The Landmark, 15 Queen’s Road Central,

Hong Kong

Attention: Paul Strecker, Esq.

Telephone: +852 2978 8038

Facsimile: +852 2140 0338

E-mail: paul.strecker@shearman.com

Section 10.03 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

Section 10.04 Entire Agreement; Assignment.

(a) This Agreement, the exhibits and schedules hereto (including the Company Disclosure Schedule), the Rollover Agreement, the Voting Agreement, the Equity Commitment Letters, the Limited Guarantees and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof; provided, however, for the avoidance of doubt, that the Confidentiality Agreement shall not be superseded, shall survive any termination of this Agreement and shall continue in full force and effect until the earlier to occur of (a) the Effective Time and (b) the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto.

(b) No party may assign, delegate or otherwise transfer, by operation of law or otherwise, any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent or Merger Sub may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to (i) one or more of its Affiliates or (ii) any Financing Sources for the Debt Financing pursuant to the terms of such Debt Financing (including for purposes of creating a security interest herein or otherwise assigning as collateral in respect of such Debt Financing); provided, that such transfer or assignment shall not relieve Parent or Merger Sub of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent or Merger Sub. Any purported assignment not permitted under this Section 10.04(b) shall be null and void.

Section 10.05 Parties in Interest. This Agreement shall be binding upon, inure solely to the benefit of, and be enforceable by, only the parties hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than as set forth in or contemplated by the terms and provisions of Section 7.06 (which is intended to be for the benefit of the Persons covered thereby) and for the Financing Sources for the Debt Financing and their respective successors, Representatives and permitted assigns with respect to their respective rights and third party benefits under this Section 10.05, Section 9.03(f), Section 9.03(g), Section 9.04, Section 9.05, Section 10.04(b), Section 10.07 and Section 10.09.

Section 10.06 Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed by the Company in accordance with the terms hereof and that Parent and Merger Sub shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the Company or to enforce specifically the performance of the terms and provisions hereof by the Company in any state or federal court sitting in the Borough of Manhattan of the City of New York, in addition to any other remedy to which they are entitled at law or in equity. The parties acknowledge that the Company shall not be entitled to an injunction or injunctions to prevent breaches of this Agreement by Parent or Merger Sub or any remedy to enforce specifically the terms and provisions of this Agreement and that the Company’s sole and exclusive remedies with respect to any such breach shall be the remedies set forth in Section 9.02 and Section 9.03.

Section 10.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (other than those provisions set forth in this Agreement that are required to be governed by the DGCL). All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan of the City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of the City of New York for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts.

Section 10.08 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or pdf) in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 10.09 Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the Transactions. Each of the parties hereto (a) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the Transactions, as applicable, by, among other things, the mutual waivers and certifications in this Section 10.09.

[The remainder of this page has been intentionally left blank;

the next page is the signature page.]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SKIPPER LIMITED

By	/s/ Ji Zhen
Name:	Ji Zhen
Title:	Authorised Signatory

SKIPPER ACQUISITION CORPORATION

By	/s/ Ji Zhen
Name:	Ji Zhen
Title:	Authorised Signatory

ASIAINFO-LINKAGE, INC.

By	/s/ Davin Mackenzie
Name:	Davin Mackenzie
Title:	Director

Annex B

LIMITED GUARANTEE

LIMITED GUARANTEE dated as of May 12, 2013 (this “Limited Guarantee”), by Power Joy (Cayman) Limited (the “Guarantor”), in favor of AsiaInfo-Linkage, Inc., a Delaware corporation (the “Guaranteed Party”).

Section 1.01. Limited Guarantee.

(a) To induce the Guaranteed Party to enter into that certain Agreement and Plan of Merger dated as of the date hereof (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Guaranteed Party, Skipper Limited, a Cayman Islands exempted company with limited liability (“Parent”) and Skipper Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Guaranteed Party, the Guarantor, hereby absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party, as a primary obligor and not merely as a surety, the due and punctual performance and discharge of 37.393% (the “Percentage”) of all of the payment obligations of Parent and/or Merger Sub pursuant to Sections 7.17(c), 9.03(c), 9.03(d) and 9.03(e) of the Merger Agreement (collectively, the “Obligations”); provided that, notwithstanding anything to the contrary contained in this Limited Guarantee, in no event shall the Guarantor’s aggregate liability under this Limited Guarantee exceed 37.393% of the Obligations less any amount actually paid by Parent and/or Merger Sub to the Guaranteed Party in respect of the Obligations multiplied by the Percentage (the “Maximum Amount”). The Guaranteed Party acknowledges that in the event that Parent and/or Merger Sub has any unsatisfied Obligations, payment of the Guarantor’s Percentage of such unsatisfied Obligations by the Guarantor (or by any other Person, including Parent and/or Merger Sub, on behalf of the Guarantor) shall constitute satisfaction in full of the Guarantor’s obligation with respect thereto. The Guarantor shall not have any obligations or liability to any Person relating to, arising out of or in connection with this Limited Guarantee other than as expressly set forth herein, and the parties hereto hereby acknowledge and agree that this Limited Guarantee may not be enforced without giving effect to the Maximum Amount and Sections 1.08 and 1.09. Concurrently with the delivery of this Limited Guarantee, the parties set forth on Annex A (each an “Other Guarantor”) are also entering into limited guarantees or similar agreements with the Guaranteed Party substantially identical to this Limited Guarantee. Capitalized terms used but not defined in this Limited Guarantee shall have the meanings assigned to such terms in the Merger Agreement (as defined below). All payments hereunder shall be made in lawful money of the U.S., in immediately available funds. The Guarantor shall make all payments hereunder free and clear of any deduction, offset, defense, claim or counterclaim of any kind, except as expressly provided in this Limited Guarantee. The Guarantor acknowledges that the Guaranteed Party is entering into the Transactions in reliance upon the execution of this Limited Guarantee.

(b) Subject to the terms and conditions of this Limited Guarantee, if Parent and/or Merger Sub fails to pay the Obligations when due, then all of the Guarantor’s liabilities to the Guaranteed Party hereunder in respect of such Obligations shall become immediately due and payable and the Guaranteed Party may, at the Guaranteed Party’s option, take any and all actions available hereunder or under applicable Law to collect such Obligations from the Guarantor (subject to the Maximum Amount). In furtherance of the foregoing, the Guarantor acknowledges that the Guaranteed Party may, in its sole discretion, bring and prosecute a separate action or actions against the Guarantor for the full amount of the Guarantor’s Percentage of the Obligations (subject to the Maximum Amount), regardless of whether any action is brought against Parent, Merger Sub or any Other Guarantor. The Guarantor agrees to pay on demand its Percentage of all reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Guaranteed Party in connection with the enforcement of its rights hereunder, which amounts, if paid, will be in addition to the Obligations and not included within a determination of the Maximum Amount if the Guarantor fails or refuses to make any payment to the Guaranteed Party hereunder when due and payable.

(c) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Limited Guarantee were not performed in accordance with its specific terms or were otherwise breached and further agree that the Guaranteed Party shall be entitled to an injunction, specific performance and other equitable relief against the Guarantor to prevent breaches of this Limited Guarantee and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which it is entitled at Law or in equity, and shall not be required to provide any bond or other security in connection with any such order or injunction. The Guarantor further agrees not to oppose the granting of any such injunction, specific performance and other equitable relief on the basis that (x) the Guaranteed Party has an adequate remedy at Law or (y) an award of an injunction, specific performance or other equitable relief is not an appropriate remedy for any reason at Law or in equity (collectively, the “Prohibited Defense”).

Section 1.02. Nature of Guarantee. The Guaranteed Party shall not be obligated to file any claim relating to the Obligations in the event that Parent and/or Merger Sub becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor’s obligations hereunder. In the event that any payment to the Guaranteed Party in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to such Obligations (subject to the Maximum Amount) as if such payment had not been made. This is an unconditional guaranty of payment and not of collectability. The Guarantor reserves the right to assert defenses which Parent and/or Merger Sub may have to payment of any Obligations, other than defenses arising from the bankruptcy or insolvency of Parent and/or Merger Sub and other defenses expressly waived hereby. The Guaranteed Party shall not be required to proceed against Parent, Merger Sub or any Other Guarantor first before proceeding against the Guarantor.

Section 1.03. Certain Waivers.

(a) The Guarantor agrees that, subject to Section 1.03(d)(i), the Guaranteed Party may at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of any of the Obligations, and may also make any agreement with Parent, Merger Sub and/or any other Person interested in the Transactions for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party, Parent, Merger Sub and/or any other Person interested in the Transactions without in any way impairing or affecting the Guarantor’s obligations under this Limited Guarantee. The Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) any failure or delay of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent, Merger Sub and/or any other Person interested in the Transactions; (ii) any change in the time, place or manner of payment of the Obligations or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms of the Merger Agreement or any other agreement evidencing, securing or otherwise executed by Parent, Merger Sub and the Guaranteed Party in connection with the Obligations; (iii) any legal or equitable discharge or release (other than as a result of payment in full of the Percentage of the Obligations in accordance with their terms, a discharge or release of Parent and/or Merger Sub with respect to the Obligations under the Merger Agreement, or defenses to the payment of the Obligations that would be available to Parent and/or Merger Sub under the Merger Agreement) of the Guarantor or any Person interested in the Transactions; (iv) any change in the corporate existence, structure or ownership of Parent, Merger Sub and/or any other Person interested in the Transactions; (v) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent, Merger Sub and/or any other Person interested in the Transactions; (vi) any existence of any claim, set-off or other right which the Guarantor may have at any time against Parent, Merger Sub, any other Person interested in the Transactions and/or the Guaranteed Party, whether in connection with the Obligations or otherwise; or (vii) the adequacy of any other means the Guaranteed Party may have of obtaining repayment of any of the Obligations. To the fullest extent permitted by Law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any Law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guarantee and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the incurrence of any Obligations and all other notices of any kind (other than notices to Parent and/or Merger Sub pursuant to the Merger Agreement or notices expressly required to be provided pursuant to this Limited Guarantee), all defenses which may be available by virtue of any valuation, stay, moratorium Law or other similar Law now or hereafter in effect, any right to require the marshaling of assets of any other Person interested in the Transactions, and all suretyship defenses generally, including, without limitation, any event, condition or circumstance that might be construed to constitute, an equitable or legal discharge of the Guarantor’s obligations hereunder (other than defenses to the payment of the Obligations that are available to Parent and/or Merger Sub under the Merger Agreement or breach by the Guaranteed Party of this Limited Guarantee). The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the Transactions and that the waivers set forth in this Limited Guarantee are knowingly made in contemplation of such benefits.

(b) The Guarantor hereby covenants and agrees that it shall not institute, and shall cause its controlled Affiliates and use its reasonable best efforts to cause its other Affiliates, not to institute, any proceeding asserting (i) the Prohibited Defense or (ii) that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms, subject to (A) the effects of insolvency, bankruptcy, reorganization or other similar proceedings and (B) general equitable principles (whether considered in a proceeding in equity or at Law).

(c) The Guaranteed Party hereby covenants and agrees that it shall not institute, directly or indirectly, and shall cause all of its Related Persons (as defined below) not to institute, any proceeding or bring any other claim (whether in tort, contract or otherwise) arising under, or in connection with, the Merger Agreement, the Equity Commitment Letters or the transactions contemplated thereby against the Guarantor or any Non-Recourse Party (as defined below), except for claims (i) against Parent and/or Merger Sub under the Merger Agreement pursuant to the terms thereof (and subject to the limitations therein) and (ii) against the Guarantor and its permitted assignees under this Limited Guarantee pursuant to the terms hereof (and subject to the limitations herein).

(d) Notwithstanding anything to the contrary contained in this Limited Guarantee, the Guaranteed Party hereby agrees that: (i) to the extent Parent and/or Merger Sub are relieved of any of the Obligations or any breach by Parent and/or Merger Sub of the Merger Agreement, (other than by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratium or other similar Laws affecting creditors’ rights generally, or general equity principles (whether considered in a proceeding in equity or at Law)), the Guarantor shall be similarly relieved of its obligations under this Limited Guarantee, and (ii) the Guarantor shall have all defenses to the payment of its obligations under this Limited Guarantee (which in any event shall be subject to the Maximum Amount) that would be available to Parent and/or Merger Sub under the Merger Agreement with respect to the Obligations, as well as any defenses in respect of any fraud of the Guaranteed Party hereunder or any breach by the Guaranteed Party of any of the terms or provisions of this Limited Guarantee.

Section 1.04. No Waiver; Cumulative Rights. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by Law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.

Section 1.05. Representations and Warranties. The Guarantor hereby represents and warrants to the Guaranteed Party that:

(a) the Guarantor is a legal entity duly organized and validly existing under the Laws of its jurisdiction of organization;

(b) the execution, delivery and performance of this Limited Guarantee have been duly authorized by all necessary action and do not contravene (i) any provision of the Guarantor’s charter documents, partnership agreement, operating agreement or similar organizational documents or (ii) except as would not reasonably be expected to prevent or adversely affect in any material respect the ability of the Guarantor to perform its obligations hereunder, any Law, regulation, rule, decree, order, judgment or contractual restriction binding on the Guarantor or its assets;

(c) except as would not reasonably be expected to prevent or adversely affect in any material respect the ability of the Guarantor to perform its obligations hereunder, (i) all consents, approvals, authorizations and permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Limited Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by and (ii) no notice to or filing with, any governmental authority or regulatory body is required from the Guarantor in connection with the execution, delivery or performance of this Limited Guarantee;

(d) assuming due execution and delivery of this Limited Guarantee by the Guaranteed Party, this Limited Guarantee constitutes a legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at Law); and

(e) the Guarantor has the financial capacity to pay and perform its obligations under this Limited Guarantee, and all funds necessary for the Guarantor to fulfill its obligations under this Limited Guarantee shall be available to the Guarantor for so long as this Limited Guarantee shall remain in effect in accordance with Section 1.08 hereof.

Section 1.06. No Assignment. Neither the Guarantor nor the Guaranteed Party may assign its rights, interests or obligations hereunder to any other Person (including by operation of Law) without the prior written consent of the other party hereto; provided, however, that the Guarantor may assign all or a portion of its obligations hereunder, without the prior written consent of the Guaranteed Party, to (i) to any Other Guarantor, or (ii) any Affiliate of the Guarantor or one or more private equity funds sponsored or managed by any such Affiliate, provided that such assignment shall not relieve the Guarantor of any liability or obligations hereunder except to the extent actually performed or satisfied by such assignee. Any attempted assignment in violation of this Section 1.06 shall be null and void.

Section 1.07. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner specified in the Merger Agreement (and shall be deemed given as specified therein) as follows:

If to Power Joy (Cayman) Limited, to:

28/F, CITIC Tower

1 Tim Mei Avenue

Central, Hong Kong

Attention: Eric Chan, Dixon Ng, Zhen Ji

Fax: +852 2104 6977

Email: echan@citiccapital.com, dixonng@citiccapital.com,

zhenji@citiccapital.com

with a copy to:

28/F, CITIC Tower

1 Tim Mei Avenue

Central, Hong Kong

Legal & Compliance Department

Attention: Yong Kai Wong, Janet Zhou

Fax: +852 2104 6623

Email: yongkaiwong@citiccapital.com, janetzhou@citiccapital.com or to such other address or facsimile number as the Guarantor shall have notified the Guaranteed Party in a written notice delivered to the Guaranteed Party in accordance with the Merger Agreement. All notices to the Guaranteed Party hereunder shall be given as set forth in the Merger Agreement.

Section 1.08. Continuing Guarantee. This Limited Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and assigns until the Obligations have been satisfied in full. Notwithstanding the foregoing, this Limited Guarantee will terminate, and be of no further force or effect, immediately following the earliest of (i) the Closing, (ii) the termination of the Merger Agreement in accordance with its terms by mutual consent of the parties thereto or under circumstances in which Parent and Merger Sub do not have any unpaid Obligations, (iii) 30 days following the termination of the Merger Agreement in accordance with its terms under circumstances in which Parent or Merger Sub have any unpaid Obligations unless a claim for such a payment has been made in writing prior thereto and (iv) the date that is twelve (12) months after the date hereof. Notwithstanding the foregoing, (1) the parties hereto acknowledge and agree that this Limited Guarantee shall not terminate for so long as a claim made in accordance with clause (iii) above remains unresolved, and (2) in the event that the Guaranteed Party or any of its controlled Affiliates asserts in any litigation or other proceeding that the provisions of this Limited Guarantee limiting the Guarantor’s liability to the Maximum Amount are illegal, invalid or unenforceable in whole or in part, or asserts any theory of liability against any Non-Recourse Party or, other than its rights to recover from the Guarantor with respect to the Obligations, any Guarantor, Parent and/or Merger Sub with respect to the transactions contemplated by the Merger Agreement, then (x) the obligations of the Guarantor under this Limited Guarantee shall terminate ab initio and be null and void, (y) if the Guarantor has previously made any payments under this Limited Guarantee, the Guarantor shall be entitled to recover such payment(s) and (z) neither Guarantor nor any Non-Recourse Party shall have any liability to the Guaranteed Party with respect to the Merger Agreement and the transactions contemplated thereby, the Financing or under this Limited Guarantee.

Section 1.09. No Recourse.

(a) The Guaranteed Party acknowledges that the sole assets of Parent and Merger Sub are its rights under the Merger Agreement, the Financing Documents and the Facility Agreement, and that no funds are expected to be contributed to either Parent or Merger Sub unless and until the Closing occurs. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party covenants, agrees and acknowledges that no Person (other than the Guarantor and any permitted assignees thereof) have any obligations under this Limited Guarantee and that, notwithstanding that the Guarantor may be a partnership or limited liability company, the Guaranteed Party has no right of recovery under this Limited Guarantee, or any claim based on such obligations against, and no personal liability shall attach under this Limited Guarantee to, the former, current or future equity holders, controlling Persons, directors, officers, employees, agents, general or limited partners, managers, members, or Affiliates of the Guarantor, any Other Guarantor, Parent or Merger Sub, or any former, current or future equity holders, controlling Persons, directors, officers, employees, agents, general or limited partners, managers, members, or Affiliates of any of the foregoing, excluding however the Guarantor itself or any permitted assignee thereof under and to the extent provided in this Limited Guarantee and subject to the limitations set forth herein (collectively, each of the non-excluded parties, a “Non-Recourse Party”), through Parent and/or Merger Sub or otherwise, whether by or through attempted piercing of the corporate (or limited partnership or limited liability company) veil, by or through a claim by or on behalf of Parent and/or Merger Sub against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any applicable Law, or otherwise, except in each case for its right to recover from the Guarantor and any permitted assignees under and to the extent provided in this Limited Guarantee and subject to the limitations set forth herein. The Guaranteed Party acknowledges and agrees that Parent and Merger Sub have no assets other than certain contract rights and cash in a de minimis amount and that no additional funds are expected to be contributed to Parent or Merger Sub unless and until the Closing occurs.

(b) Recourse against the Guarantor and its permitted assignees under and pursuant to the terms of this Limited Guarantee shall be the sole and exclusive remedy of the Guaranteed Party and all of its Related Persons against the Guarantor and the Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement, the Financing Documents, the Facility Agreement or the transactions contemplated thereby. Nothing set forth in this Limited Guarantee shall affect or be construed to affect any liability of Parent and/or Merger Sub to the Guaranteed Party under the Merger Agreement or otherwise or give or shall be construed to confer or give to any Person other than the Guaranteed Party any rights or remedies against any Person, except as expressly set forth in this Limited Guarantee.

(c) For the purposes of this Limited Guarantee, pursuit of a claim against a Person by the Guaranteed Party or any Related Person of the Guaranteed Party shall be deemed to be pursuit of a claim by the Guaranteed Party. A Person shall be deemed to have pursued a claim against another Person if such first Person brings a legal action against such second Person, adds such second Person to an existing legal proceeding or otherwise asserts a legal claim of any nature against such second Person.

(d) For the purposes of this Limited Guarantee, the term “Related Person” shall mean, with respect to any Person, any controlled Affiliate of such Person, but shall not include Parent, Merger Sub or any of their controlled Affiliates.

Section 1.10 Release. By its execution of this Limited Guarantee, the Guaranteed Party hereby covenants and agrees that (a) neither the Guaranteed Party nor any of its Related Persons, and the Guaranteed Party agrees to the maximum extent permitted by Law, none of its officers, directors, security holders or representatives, has or shall have any right of recovery against the Guarantor or any Non-Recourse Party under the Merger Agreement, or the transactions contemplated thereby or otherwise relating thereto, and to the extent that it has or obtains any such right it, to the maximum extent permitted by law, hereby waives (on its own behalf and on behalf of each of the aforementioned Persons) each and every such right against, and hereby releases, the Guarantor and each Non-Recourse Party from and with respect to any claim, known or unknown, now existing or hereafter arising, in connection with any transaction contemplated by or otherwise relating to the Merger Agreement, this Limited Guarantee or the transactions contemplated thereby or hereby, whether by or through attempted piercing of the corporate (limited partnership or limited liability company) veil, by or through a claim by or on behalf of Parent, Merger Sub or any other Person against any Non-Recourse Party, or otherwise under any theory of law or equity (the “Released Claims”), other than (i) claims against Parent and/or Merger Sub and (ii) claims against the Guarantor and its permitted assignees pursuant to this Limited Guarantee (subject to the limitations set forth herein) and (b) recourse against the Guarantor and its permitted assignees under this Limited Guarantee (subject to the limitations set forth herein) shall be the sole and exclusive remedy of the Guaranteed Party against the Guarantor or any Non-Recourse Party (other than Parent and/or Merger Sub) with respect to the Released Claims.

Section 1.11. Amendments and Waivers. No amendment or waiver of any provision of this Limited Guarantee will be valid and binding unless it is in writing and signed, in the case of an amendment, by the Guarantor and the Guaranteed Party, or in the case of waiver, by the party against whom the waiver is to be effective. No waiver by any party of any breach or violation of, or default under, this Limited Guarantee, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation or default hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 1.12. Entire Agreement. This Limited Guarantee constitutes the entire agreement with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, among Parent, Merger Sub and the Guarantor or any of their respective Affiliates on the one hand, and the Guaranteed Party or any of its Affiliates on the other hand.

Section 1.13. Governing Law; Submission to Jurisdiction. This Limited Guarantee shall be governed by and construed in accordance with the Laws of the State of New York, excluding (to the greatest extent a New York court would permit) any rule of Law that would cause the application of the Laws of any jurisdiction other than the State of New York. All Actions arising out of or relating to this Limited Guarantee shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan of the City of New York. The parties hereto hereby (i) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of the City of New York for the purpose of any Action arising out of or relating to this Limited Guarantee brought by any party hereto, and (ii) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Limited Guarantee may not be enforced in or by any of the above-named courts.

Section 1.14. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Limited Guarantee. Each of the parties hereto (i) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Limited Guarantee, as applicable, by, among other things, the mutual waivers and certifications in this Section 1.14.

Section 1.15. No Third Party Beneficiaries. Except for the rights of Non-Recourse Parties provided hereunder, the parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Limited Guarantee and the Merger Agreement, and this Limited Guarantee is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 1.16. Counterparts. This Limited Guarantee may be signed in any number of counterparts and may be executed and delivered by facsimile, email or electronic transmission in PDF format, and each counterpart shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Limited Guarantee shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Limited Guarantee shall have no effect and no party shall have any right or obligations hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 1.17. Severability. If any term or other provision of this Limited Guarantee is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Limited Guarantee shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party; provided, however, that this Limited Guarantee may not be enforced against any Guarantor without giving effect to the Maximum Amount or the provisions set forth in Section 1.03, Section 1.09 and Section 1.10. No party hereto shall assert, and each party shall cause its respective Related Persons not to assert, that this Limited Guarantee or any part hereof is invalid, illegal or unenforceable. Upon a determination that any term or provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Limited Guarantee so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 1.18. Headings. Headings are used for reference purposes only and do not affect the meaning or interpretation of this Limited Guarantee.

[The remainder of this page has been intentionally left blank;

the next page is the signature page.]

IN WITNESS WHEREOF, the Guarantor has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

POWER JOY (CAYMAN) LIMITED

By:	/s/ Ji Zhen
Name:	Ji Zhen
Title:	Authorised Signatory

Acknowledged and agreed as of the date first above written:

ASIAINFO-LINKAGE, INC.

By:	/s/ Davin Mackenzie
Name:	Davin Mackenzie
Title:	Director

[Signature Page to Limited Guarantee]

Annex A

Other Guarantors

CITIC Capital MB Investment Limited

CPEChina Fund, L.P.

Ellington Investments Pte. Ltd.

CBC TMT III Limited

InnoValue Capital Ltd.

Annex C

LIMITED GUARANTEE

LIMITED GUARANTEE dated as of May 12, 2013 (this “Limited Guarantee”), by CITIC Capital MB Investment Limited (the “Guarantor”), in favor of AsiaInfo-Linkage, Inc., a Delaware corporation (the “Guaranteed Party”).

Section 1.01. Limited Guarantee.

(a) To induce the Guaranteed Party to enter into that certain Agreement and Plan of Merger dated as of the date hereof (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Guaranteed Party, Skipper Limited, a Cayman Islands exempted company with limited liability (“Parent”) and Skipper Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Guaranteed Party, the Guarantor, hereby absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party, as a primary obligor and not merely as a surety, the due and punctual performance and discharge of 17.490% (the “Percentage”) of all of the payment obligations of Parent and/or Merger Sub pursuant to Sections 7.17(c), 9.03(c), 9.03(d) and 9.03(e) of the Merger Agreement (collectively, the “Obligations”); provided that, notwithstanding anything to the contrary contained in this Limited Guarantee, in no event shall the Guarantor’s aggregate liability under this Limited Guarantee exceed 17.490% of the Obligations less any amount actually paid by Parent and/or Merger Sub to the Guaranteed Party in respect of the Obligations multiplied by the Percentage (the “Maximum Amount”). The Guaranteed Party acknowledges that in the event that Parent and/or Merger Sub has any unsatisfied Obligations, payment of the Guarantor’s Percentage of such unsatisfied Obligations by the Guarantor (or by any other Person, including Parent and/or Merger Sub, on behalf of the Guarantor) shall constitute satisfaction in full of the Guarantor’s obligation with respect thereto. The Guarantor shall not have any obligations or liability to any Person relating to, arising out of or in connection with this Limited Guarantee other than as expressly set forth herein, and the parties hereto hereby acknowledge and agree that this Limited Guarantee may not be enforced without giving effect to the Maximum Amount and Sections 1.08 and 1.09. Concurrently with the delivery of this Limited Guarantee, the parties set forth on Annex A (each an “Other Guarantor”) are also entering into limited guarantees or similar agreements with the Guaranteed Party substantially identical to this Limited Guarantee. Capitalized terms used but not defined in this Limited Guarantee shall have the meanings assigned to such terms in the Merger Agreement (as defined below). All payments hereunder shall be made in lawful money of the U.S., in immediately available funds. The Guarantor shall make all payments hereunder free and clear of any deduction, offset, defense, claim or counterclaim of any kind, except as expressly provided in this Limited Guarantee. The Guarantor acknowledges that the Guaranteed Party is entering into the Transactions in reliance upon the execution of this Limited Guarantee.

(b) Subject to the terms and conditions of this Limited Guarantee, if Parent and/or Merger Sub fails to pay the Obligations when due, then all of the Guarantor’s liabilities to the Guaranteed Party hereunder in respect of such Obligations shall become immediately due and payable and the Guaranteed Party may, at the Guaranteed Party’s option, take any and all actions available hereunder or under applicable Law to collect such Obligations from the Guarantor (subject to the Maximum Amount). In furtherance of the foregoing, the Guarantor acknowledges that the Guaranteed Party may, in its sole discretion, bring and prosecute a separate action or actions against the Guarantor for the full amount of the Guarantor’s Percentage of the Obligations (subject to the Maximum Amount), regardless of whether any action is brought against Parent, Merger Sub or any Other Guarantor. The Guarantor agrees to pay on demand its Percentage of all reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Guaranteed Party in connection with the enforcement of its rights hereunder, which amounts, if paid, will be in addition to the Obligations and not included within a determination of the Maximum Amount if the Guarantor fails or refuses to make any payment to the Guaranteed Party hereunder when due and payable.

(c) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Limited Guarantee were not performed in accordance with its specific terms or were otherwise breached and further agree that the Guaranteed Party shall be entitled to an injunction, specific performance and other equitable relief against the Guarantor to prevent breaches of this Limited Guarantee and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which it is entitled at Law or in equity, and shall not be required to provide any bond or other security in connection with any such order or injunction. The Guarantor further agrees not to oppose the granting of any such injunction, specific performance and other equitable relief on the basis that (x) the Guaranteed Party has an adequate remedy at Law or (y) an award of an injunction, specific performance or other equitable relief is not an appropriate remedy for any reason at Law or in equity (collectively, the “Prohibited Defense”).

Section 1.02. Nature of Guarantee. The Guaranteed Party shall not be obligated to file any claim relating to the Obligations in the event that Parent and/or Merger Sub becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor’s obligations hereunder. In the event that any payment to the Guaranteed Party in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to such Obligations (subject to the Maximum Amount) as if such payment had not been made. This is an unconditional guaranty of payment and not of collectability. The Guarantor reserves the right to assert defenses which Parent and/or Merger Sub may have to payment of any Obligations, other than defenses arising from the bankruptcy or insolvency of Parent and/or Merger Sub and other defenses expressly waived hereby. The Guaranteed Party shall not be required to proceed against Parent, Merger Sub or any Other Guarantor first before proceeding against the Guarantor.

Section 1.03. Certain Waivers.

(a) The Guarantor agrees that, subject to Section 1.03(d)(i), the Guaranteed Party may at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of any of the Obligations, and may also make any agreement with Parent, Merger Sub and/or any other Person interested in the Transactions for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party, Parent, Merger Sub and/or any other Person interested in the Transactions without in any way impairing or affecting the Guarantor’s obligations under this Limited Guarantee. The Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) any failure or delay of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent, Merger Sub and/or any other Person interested in the Transactions; (ii) any change in the time, place or manner of payment of the Obligations or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms of the Merger Agreement or any other agreement evidencing, securing or otherwise executed by Parent, Merger Sub and the Guaranteed Party in connection with the Obligations; (iii) any legal or equitable discharge or release (other than as a result of payment in full of the Percentage of the Obligations in accordance with their terms, a discharge or release of Parent and/or Merger Sub with respect to the Obligations under the Merger Agreement, or defenses to the payment of the Obligations that would be available to Parent and/or Merger Sub under the Merger Agreement) of the Guarantor or any Person interested in the Transactions; (iv) any change in the corporate existence, structure or ownership of Parent, Merger Sub and/or any other Person interested in the Transactions; (v) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent, Merger Sub and/or any other Person interested in the Transactions; (vi) any existence of any claim, set-off or other right which the Guarantor may have at any time against Parent, Merger Sub, any other Person interested in the Transactions and/or the Guaranteed Party, whether in connection with the Obligations or otherwise; or (vii) the adequacy of any other means the Guaranteed Party may have of obtaining repayment of any of the Obligations. To the fullest extent permitted by Law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any Law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guarantee and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the incurrence of any Obligations and all other notices of any kind (other than notices to Parent and/or Merger Sub pursuant to the Merger Agreement or notices expressly required to be provided pursuant to this Limited Guarantee), all defenses which may be available by virtue of any valuation, stay, moratorium Law or other similar Law now or hereafter in effect, any right to require the marshaling of assets of any other Person interested in the Transactions, and all suretyship defenses generally, including, without limitation, any event, condition or circumstance that might be construed to constitute, an equitable or legal discharge of the Guarantor’s obligations hereunder (other than defenses to the payment of the Obligations that are available to Parent and/or Merger Sub under the Merger Agreement or breach by the Guaranteed Party of this Limited Guarantee). The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the Transactions and that the waivers set forth in this Limited Guarantee are knowingly made in contemplation of such benefits.

(b) The Guarantor hereby covenants and agrees that it shall not institute, and shall cause its controlled Affiliates and use its reasonable best efforts to cause its other Affiliates, not to institute, any proceeding asserting (i) the Prohibited Defense or (ii) that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms, subject to (A) the effects of insolvency, bankruptcy, reorganization or other similar proceedings and (B) general equitable principles (whether considered in a proceeding in equity or at Law).

(c) The Guaranteed Party hereby covenants and agrees that it shall not institute, directly or indirectly, and shall cause all of its Related Persons (as defined below) not to institute, any proceeding or bring any other claim (whether in tort, contract or otherwise) arising under, or in connection with, the Merger Agreement, the Equity Commitment Letters or the transactions contemplated thereby against the Guarantor or any Non-Recourse Party (as defined below), except for claims (i) against Parent and/or Merger Sub under the Merger Agreement pursuant to the terms thereof (and subject to the limitations therein) and (ii) against the Guarantor and its permitted assignees under this Limited Guarantee pursuant to the terms hereof (and subject to the limitations herein).

(d) Notwithstanding anything to the contrary contained in this Limited Guarantee, the Guaranteed Party hereby agrees that: (i) to the extent Parent and/or Merger Sub are relieved of any of the Obligations or any breach by Parent and/or Merger Sub of the Merger Agreement, (other than by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratium or other similar Laws affecting creditors’ rights generally, or general equity principles (whether considered in a proceeding in equity or at Law)), the Guarantor shall be similarly relieved of its obligations under this Limited Guarantee, and (ii) the Guarantor shall have all defenses to the payment of its obligations under this Limited Guarantee (which in any event shall be subject to the Maximum Amount) that would be available to Parent and/or Merger Sub under the Merger Agreement with respect to the Obligations, as well as any defenses in respect of any fraud of the Guaranteed Party hereunder or any breach by the Guaranteed Party of any of the terms or provisions of this Limited Guarantee.

Section 1.04. No Waiver; Cumulative Rights. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by Law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.

Section 1.05. Representations and Warranties. The Guarantor hereby represents and warrants to the Guaranteed Party that:

(a) the Guarantor is a legal entity duly organized and validly existing under the Laws of its jurisdiction of organization;

(b) the execution, delivery and performance of this Limited Guarantee have been duly authorized by all necessary action and do not contravene (i) any provision of the Guarantor’s charter documents, partnership agreement, operating agreement or similar organizational documents or (ii) except as would not reasonably be expected to prevent or adversely affect in any material respect the ability of the Guarantor to perform its obligations hereunder, any Law, regulation, rule, decree, order, judgment or contractual restriction binding on the Guarantor or its assets;

(c) except as would not reasonably be expected to prevent or adversely affect in any material respect the ability of the Guarantor to perform its obligations hereunder, (i) all consents, approvals, authorizations and permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Limited Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by and (ii) no notice to or filing with, any governmental authority or regulatory body is required from the Guarantor in connection with the execution, delivery or performance of this Limited Guarantee;

(d) assuming due execution and delivery of this Limited Guarantee by the Guaranteed Party, this Limited Guarantee constitutes a legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at Law); and

(e) the Guarantor has the financial capacity to pay and perform its obligations under this Limited Guarantee, and all funds necessary for the Guarantor to fulfill its obligations under this Limited Guarantee shall be available to the Guarantor for so long as this Limited Guarantee shall remain in effect in accordance with Section 1.08 hereof.

Section 1.06. No Assignment. Neither the Guarantor nor the Guaranteed Party may assign its rights, interests or obligations hereunder to any other Person (including by operation of Law) without the prior written consent of the other party hereto; provided, however, that the Guarantor may assign all or a portion of its obligations hereunder, without the prior written consent of the Guaranteed Party, to (i) to any Other Guarantor, or (ii) any Affiliate of the Guarantor or one or more private equity funds sponsored or managed by any such Affiliate, provided that such assignment shall not relieve the Guarantor of any liability or obligations hereunder except to the extent actually performed or satisfied by such assignee. Any attempted assignment in violation of this Section 1.06 shall be null and void.

Section 1.07. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner specified in the Merger Agreement (and shall be deemed given as specified therein) as follows:

If to CITIC Capital MB Investment Limited, to:

28/F, CITIC Tower

1 Tim Mei Avenue

Central, Hong Kong

Attention: Eric Chan, Dixon Ng, Zhen Ji

Fax: +852 2104 6977

Email: echan@citiccapital.com, dixonng@citiccapital.com,

zhenji@citiccapital.com

with a copy to:

28/F, CITIC Tower

1 Tim Mei Avenue

Central, Hong Kong

Legal & Compliance Department

Attention: Yong Kai Wong, Janet Zhou

Fax: +852 2104 6623

Email: yongkaiwong@citiccapital.com, janetzhou@citiccapital.com or to such other address or facsimile number as the Guarantor shall have notified the Guaranteed Party in a written notice delivered to the Guaranteed Party in accordance with the Merger Agreement. All notices to the Guaranteed Party hereunder shall be given as set forth in the Merger Agreement.

Section 1.08. Continuing Guarantee. This Limited Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and assigns until the Obligations have been satisfied in full. Notwithstanding the foregoing, this Limited Guarantee will terminate, and be of no further force or effect, immediately following the earliest of (i) the Closing, (ii) the termination of the Merger Agreement in accordance with its terms by mutual consent of the parties thereto or under circumstances in which Parent and Merger Sub do not have any unpaid Obligations, (iii) 30 days following the termination of the Merger Agreement in accordance with its terms under circumstances in which Parent or Merger Sub have any unpaid Obligations unless a claim for such a payment has been made in writing prior thereto and (iv) the date that is twelve (12) months after the date hereof. Notwithstanding the foregoing, (1) the parties hereto acknowledge and agree that this Limited Guarantee shall not terminate for so long as a claim made in accordance with clause (iii) above remains unresolved, and (2) in the event that the Guaranteed Party or any of its controlled Affiliates asserts in any litigation or other proceeding that the provisions of this Limited Guarantee limiting the Guarantor’s liability to the Maximum Amount are illegal, invalid or unenforceable in whole or in part, or asserts any theory of liability against any Non-Recourse Party or, other than its rights to recover from the Guarantor with respect to the Obligations, any Guarantor, Parent and/or Merger Sub with respect to the transactions contemplated by the Merger Agreement, then (x) the obligations of the Guarantor under this Limited Guarantee shall terminate ab initio and be null and void, (y) if the Guarantor has previously made any payments under this Limited Guarantee, the Guarantor shall be entitled to recover such payment(s) and (z) neither Guarantor nor any Non-Recourse Party shall have any liability to the Guaranteed Party with respect to the Merger Agreement and the transactions contemplated thereby, the Financing or under this Limited Guarantee.

Section 1.09. No Recourse.

(a) The Guaranteed Party acknowledges that the sole assets of Parent and Merger Sub are its rights under the Merger Agreement, the Financing Documents and the Facility Agreement, and that no funds are expected to be contributed to either Parent or Merger Sub unless and until the Closing occurs. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party covenants, agrees and acknowledges that no Person (other than the Guarantor and any permitted assignees thereof) have any obligations under this Limited Guarantee and that, notwithstanding that the Guarantor may be a partnership or limited liability company, the Guaranteed Party has no right of recovery under this Limited Guarantee, or any claim based on such obligations against, and no personal liability shall attach under this Limited Guarantee to, the former, current or future equity holders, controlling Persons, directors, officers, employees, agents, general or limited partners, managers, members, or Affiliates of the Guarantor, any Other Guarantor, Parent or Merger Sub, or any former, current or future equity holders, controlling Persons, directors, officers, employees, agents, general or limited partners, managers, members, or Affiliates of any of the foregoing, excluding however the Guarantor itself or any permitted assignee thereof under and to the extent provided in this Limited Guarantee and subject to the limitations set forth herein (collectively, each of the non-excluded parties, a “Non-Recourse Party”), through Parent and/or Merger Sub or otherwise, whether by or through attempted piercing of the corporate (or limited partnership or limited liability company) veil, by or through a claim by or on behalf of Parent and/or Merger Sub against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any applicable Law, or otherwise, except in each case for its right to recover from the Guarantor and any permitted assignees under and to the extent provided in this Limited Guarantee and subject to the limitations set forth herein. The Guaranteed Party acknowledges and agrees that Parent and Merger Sub have no assets other than certain contract rights and cash in a de minimis amount and that no additional funds are expected to be contributed to Parent or Merger Sub unless and until the Closing occurs.

(b) Recourse against the Guarantor and its permitted assignees under and pursuant to the terms of this Limited Guarantee shall be the sole and exclusive remedy of the Guaranteed Party and all of its Related Persons

against the Guarantor and the Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement, the Financing Documents, the Facility Agreement or the transactions contemplated thereby. Nothing set forth in this Limited Guarantee shall affect or be construed to affect any liability of Parent and/or Merger Sub to the Guaranteed Party under the Merger Agreement or otherwise or give or shall be construed to confer or give to any Person other than the Guaranteed Party any rights or remedies against any Person, except as expressly set forth in this Limited Guarantee.

(c) For the purposes of this Limited Guarantee, pursuit of a claim against a Person by the Guaranteed Party or any Related Person of the Guaranteed Party shall be deemed to be pursuit of a claim by the Guaranteed Party. A Person shall be deemed to have pursued a claim against another Person if such first Person brings a legal action against such second Person, adds such second Person to an existing legal proceeding or otherwise asserts a legal claim of any nature against such second Person.

(d) For the purposes of this Limited Guarantee, the term “Related Person” shall mean, with respect to any Person, any controlled Affiliate of such Person, but shall not include Parent, Merger Sub or any of their controlled Affiliates.

Section 1.10 Release. By its execution of this Limited Guarantee, the Guaranteed Party hereby covenants and agrees that (a) neither the Guaranteed Party nor any of its Related Persons, and the Guaranteed Party agrees to the maximum extent permitted by Law, none of its officers, directors, security holders or representatives, has or shall have any right of recovery against the Guarantor or any Non-Recourse Party under the Merger Agreement, or the transactions contemplated thereby or otherwise relating thereto, and to the extent that it has or obtains any such right it, to the maximum extent permitted by law, hereby waives (on its own behalf and on behalf of each of the aforementioned Persons) each and every such right against, and hereby releases, the Guarantor and each Non-Recourse Party from and with respect to any claim, known or unknown, now existing or hereafter arising, in connection with any transaction contemplated by or otherwise relating to the Merger Agreement, this Limited Guarantee or the transactions contemplated thereby or hereby, whether by or through attempted piercing of the corporate (limited partnership or limited liability company) veil, by or through a claim by or on behalf of Parent, Merger Sub or any other Person against any Non-Recourse Party, or otherwise under any theory of law or equity (the “Released Claims”), other than (i) claims against Parent and/or Merger Sub and (ii) claims against the Guarantor and its permitted assignees pursuant to this Limited Guarantee (subject to the limitations set forth herein) and (b) recourse against the Guarantor and its permitted assignees under this Limited Guarantee (subject to the limitations set forth herein) shall be the sole and exclusive remedy of the Guaranteed Party against the Guarantor or any Non-Recourse Party (other than Parent and/or Merger Sub) with respect to the Released Claims.

Section 1.11. Amendments and Waivers. No amendment or waiver of any provision of this Limited Guarantee will be valid and binding unless it is in writing and signed, in the case of an amendment, by the Guarantor and the Guaranteed Party, or in the case of waiver, by the party against whom the waiver is to be effective. No waiver by any party of any breach or violation of, or default under, this Limited Guarantee, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation or default hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 1.12. Entire Agreement. This Limited Guarantee constitutes the entire agreement with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, among Parent, Merger Sub and the Guarantor or any of their respective Affiliates on the one hand, and the Guaranteed Party or any of its Affiliates on the other hand.

Section 1.13. Governing Law; Submission to Jurisdiction. This Limited Guarantee shall be governed by and construed in accordance with the Laws of the State of New York, excluding (to the greatest extent a New York court would permit) any rule of Law that would cause the application of the Laws of any jurisdiction other than the State of New York. All Actions arising out of or relating to this Limited Guarantee shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan of the City of New York. The parties hereto hereby (i) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of the City of New York for the purpose of any Action arising out of or relating to this Limited Guarantee brought by any party hereto, and (ii) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Limited Guarantee may not be enforced in or by any of the above-named courts.

Section 1.14. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Limited Guarantee. Each of the parties hereto (i) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Limited Guarantee, as applicable, by, among other things, the mutual waivers and certifications in this Section 1.14.

Section 1.15. No Third Party Beneficiaries . Except for the rights of Non-Recourse Parties provided hereunder, the parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Limited Guarantee and the Merger Agreement, and this Limited Guarantee is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 1.16. Counterparts. This Limited Guarantee may be signed in any number of counterparts and may be executed and delivered by facsimile, email or electronic transmission in PDF format, and each counterpart shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Limited Guarantee shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Limited Guarantee shall have no effect and no party shall have any right or obligations hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 1.17. Severability. If any term or other provision of this Limited Guarantee is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Limited Guarantee shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party; provided, however, that this Limited Guarantee may not be enforced against any Guarantor without giving effect to the Maximum Amount or the provisions set forth in Section 1.03, Section 1.09 and Section 1.10. No party hereto shall assert, and each party shall cause its respective Related Persons not to assert, that this Limited Guarantee or any part hereof is invalid, illegal or unenforceable. Upon a determination that any term or provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Limited Guarantee so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 1.18. Headings. Headings are used for reference purposes only and do not affect the meaning or interpretation of this Limited Guarantee.

[The remainder of this page has been intentionally left blank;

the next page is the signature page.]

IN WITNESS WHEREOF, the Guarantor has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

CITIC CAPITAL MB INVESTMENT LIMITED
By:	/s/ Ji Zhen
Name:	Ji Zhen
Title:	Authorised Signatory

Acknowledged and agreed as of the date first above written:

ASIAINFO-LINKAGE, INC.
By:	/s/ Davin Mackenzie
Name:	Davin Mackenzie
Title:	Director

[Signature Page to Limited Guarantee]

Annex A

Other Guarantors

Power Joy (Cayman) Limited

CPEChina Fund, L.P.

Ellington Investments Pte. Ltd.

CBC TMT III Limited

InnoValue Capital Ltd.

Annex D

LIMITED GUARANTEE

LIMITED GUARANTEE dated as of May 12, 2013 (this “Limited Guarantee”), by CPEChina Fund, L.P. (the “Guarantor”), in favor of AsiaInfo-Linkage, Inc., a Delaware corporation (the “Guaranteed Party”).

Section 1.01. Limited Guarantee.

(a) To induce the Guaranteed Party to enter into that certain Agreement and Plan of Merger dated as of the date hereof (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Guaranteed Party, Skipper Limited, a Cayman Islands exempted company with limited liability (“Parent”) and Skipper Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Guaranteed Party, the Guarantor, hereby absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party, as a primary obligor and not merely as a surety, the due and punctual performance and discharge of 13.205% (the “Percentage”) of all of the payment obligations of Parent and/or Merger Sub pursuant to Sections 7.17(c), 9.03(c), 9.03(d) and 9.03(e) of the Merger Agreement (collectively, the “Obligations”); provided that, notwithstanding anything to the contrary contained in this Limited Guarantee, in no event shall the Guarantor’s aggregate liability under this Limited Guarantee exceed 13.205% of the Obligations less any amount actually paid by Parent and/or Merger Sub to the Guaranteed Party in respect of the Obligations multiplied by the Percentage (the “Maximum Amount”). The Guaranteed Party acknowledges that in the event that Parent and/or Merger Sub has any unsatisfied Obligations, payment of the Guarantor’s Percentage of such unsatisfied Obligations by the Guarantor (or by any other Person, including Parent and/or Merger Sub, on behalf of the Guarantor) shall constitute satisfaction in full of the Guarantor’s obligation with respect thereto. The Guarantor shall not have any obligations or liability to any Person relating to, arising out of or in connection with this Limited Guarantee other than as expressly set forth herein, and the parties hereto hereby acknowledge and agree that this Limited Guarantee may not be enforced without giving effect to the Maximum Amount and Sections 1.08 and 1.09. Concurrently with the delivery of this Limited Guarantee, the parties set forth on Annex A (each an “Other Guarantor”) are also entering into limited guarantees or similar agreements with the Guaranteed Party substantially identical to this Limited Guarantee. Capitalized terms used but not defined in this Limited Guarantee shall have the meanings assigned to such terms in the Merger Agreement (as defined below). All payments hereunder shall be made in lawful money of the U.S., in immediately available funds. The Guarantor shall make all payments hereunder free and clear of any deduction, offset, defense, claim or counterclaim of any kind, except as expressly provided in this Limited Guarantee. The Guarantor acknowledges that the Guaranteed Party is entering into the Transactions in reliance upon the execution of this Limited Guarantee.

(b) Subject to the terms and conditions of this Limited Guarantee, if Parent and/or Merger Sub fails to pay the Obligations when due, then all of the Guarantor’s liabilities to the Guaranteed Party hereunder in respect of such Obligations shall become immediately due and payable and the Guaranteed Party may, at the Guaranteed Party’s option, take any and all actions available hereunder or under applicable Law to collect such Obligations from the Guarantor (subject to the Maximum Amount). In furtherance of the foregoing, the Guarantor acknowledges that the Guaranteed Party may, in its sole discretion, bring and prosecute a separate action or actions against the Guarantor for the full amount of the Guarantor’s Percentage of the Obligations (subject to the Maximum Amount), regardless of whether any action is brought against Parent, Merger Sub or any Other Guarantor. The Guarantor agrees to pay on demand its Percentage of all reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Guaranteed Party in connection with the enforcement of its rights hereunder, which amounts, if paid, will be in addition to the Obligations and not included within a determination of the Maximum Amount if the Guarantor fails or refuses to make any payment to the Guaranteed Party hereunder when due and payable.

(c) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Limited Guarantee were not performed in accordance with its specific terms or were otherwise breached and further agree that the Guaranteed Party shall be entitled to an injunction, specific performance and other equitable relief against the Guarantor to prevent breaches of this Limited Guarantee and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which it is entitled at Law or in equity, and shall not be required to provide any bond or other security in connection with any such order or injunction. The Guarantor further agrees not to oppose the granting of any such injunction, specific performance and other equitable relief on the basis that (x) the Guaranteed Party has an adequate remedy at Law or (y) an award of an injunction, specific performance or other equitable relief is not an appropriate remedy for any reason at Law or in equity (collectively, the “Prohibited Defense”).

Section 1.02. Nature of Guarantee. The Guaranteed Party shall not be obligated to file any claim relating to the Obligations in the event that Parent and/or Merger Sub becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor’s obligations hereunder. In the event that any payment to the Guaranteed Party in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to such Obligations (subject to the Maximum Amount) as if such payment had not been made. This is an unconditional guaranty of payment and not of collectability. The Guarantor reserves the right to assert defenses which Parent and/or Merger Sub may have to payment of any Obligations, other than defenses arising from the bankruptcy or insolvency of Parent and/or Merger Sub and other defenses expressly waived hereby. The Guaranteed Party shall not be required to proceed against Parent, Merger Sub or any Other Guarantor first before proceeding against the Guarantor.

Section 1.03. Certain Waivers.

(a) The Guarantor agrees that, subject to Section 1.03(d)(i), the Guaranteed Party may at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of any of the Obligations, and may also make any agreement with Parent, Merger Sub and/or any other Person interested in the Transactions for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party, Parent, Merger Sub and/or any other Person interested in the Transactions without in any way impairing or affecting the Guarantor’s obligations under this Limited Guarantee. The Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) any failure or delay of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent, Merger Sub and/or any other Person interested in the Transactions; (ii) any change in the time, place or manner of payment of the Obligations or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms of the Merger Agreement or any other agreement evidencing, securing or otherwise executed by Parent, Merger Sub and the Guaranteed Party in connection with the Obligations; (iii) any legal or equitable discharge or release (other than as a result of payment in full of the Percentage of the Obligations in accordance with their terms, a discharge or release of Parent and/or Merger Sub with respect to the Obligations under the Merger Agreement, or defenses to the payment of the Obligations that would be available to Parent and/or Merger Sub under the Merger Agreement) of the Guarantor or any Person interested in the Transactions; (iv) any change in the corporate existence, structure or ownership of Parent, Merger Sub and/or any other Person interested in the Transactions; (v) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent, Merger Sub and/or any other Person interested in the Transactions; (vi) any existence of any claim, set-off or other right which the Guarantor may have at any time against Parent, Merger Sub, any other Person interested in the Transactions and/or the Guaranteed Party, whether in connection with the Obligations or otherwise; or (vii) the adequacy of any other means the Guaranteed Party may have of obtaining repayment of any of the Obligations. To the fullest extent permitted by Law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any Law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guarantee and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the incurrence of any Obligations and all other notices of any kind (other than notices to Parent and/or Merger Sub pursuant to the Merger Agreement or notices expressly required to be provided pursuant to this Limited Guarantee), all defenses which may be available by virtue of any valuation, stay, moratorium Law or other similar Law now or hereafter in effect, any right to require the marshaling of assets of any other Person interested in the Transactions, and all suretyship defenses generally, including, without limitation, any event, condition or circumstance that might be construed to constitute, an equitable or legal discharge of the Guarantor’s obligations hereunder (other than defenses to the payment of the Obligations that are available to Parent and/or Merger Sub under the Merger Agreement or breach by the Guaranteed Party of this Limited Guarantee). The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the Transactions and that the waivers set forth in this Limited Guarantee are knowingly made in contemplation of such benefits.

(b) The Guarantor hereby covenants and agrees that it shall not institute, and shall cause its controlled Affiliates and use its reasonable best efforts to cause its other Affiliates, not to institute, any proceeding asserting (i) the Prohibited Defense or (ii) that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms, subject to (A) the effects of insolvency, bankruptcy, reorganization or other similar proceedings and (B) general equitable principles (whether considered in a proceeding in equity or at Law).

(c) The Guaranteed Party hereby covenants and agrees that it shall not institute, directly or indirectly, and shall cause all of its Related Persons (as defined below) not to institute, any proceeding or bring any other claim (whether in tort, contract or otherwise) arising under, or in connection with, the Merger Agreement, the Equity Commitment Letters or the transactions contemplated thereby against the Guarantor or any Non-Recourse Party (as defined below), except for claims (i) against Parent and/or Merger Sub under the Merger Agreement pursuant to the terms thereof (and subject to the limitations therein) and (ii) against the Guarantor and its permitted assignees under this Limited Guarantee pursuant to the terms hereof (and subject to the limitations herein).

(d) Notwithstanding anything to the contrary contained in this Limited Guarantee, the Guaranteed Party hereby agrees that: (i) to the extent Parent and/or Merger Sub are relieved of any of the Obligations or any breach by Parent and/or Merger Sub of the Merger Agreement, (other than by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratium or other similar Laws affecting creditors’ rights generally, or general equity principles (whether considered in a proceeding in equity or at Law)), the Guarantor shall be similarly relieved of its obligations under this Limited Guarantee, and (ii) the Guarantor shall have all defenses to the payment of its obligations under this Limited Guarantee (which in any event shall be subject to the Maximum Amount) that would be available to Parent and/or Merger Sub under the Merger Agreement with respect to the Obligations, as well as any defenses in respect of any fraud of the Guaranteed Party hereunder or any breach by the Guaranteed Party of any of the terms or provisions of this Limited Guarantee.

Section 1.04. No Waiver; Cumulative Rights. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by Law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.

Section 1.05. Representations and Warranties. The Guarantor hereby represents and warrants to the Guaranteed Party that:

(a) the Guarantor is a legal entity duly organized and validly existing under the Laws of its jurisdiction of organization;

(b) the execution, delivery and performance of this Limited Guarantee have been duly authorized by all necessary action and do not contravene (i) any provision of the Guarantor’s charter documents, partnership agreement, operating agreement or similar organizational documents or (ii) except as would not reasonably be expected to prevent or adversely affect in any material respect the ability of the Guarantor to perform its obligations hereunder, any Law, regulation, rule, decree, order, judgment or contractual restriction binding on the Guarantor or its assets;

(c) except as would not reasonably be expected to prevent or adversely affect in any material respect the ability of the Guarantor to perform its obligations hereunder, (i) all consents, approvals, authorizations and permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Limited Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by and (ii) no notice to or filing with, any governmental authority or regulatory body is required from the Guarantor in connection with the execution, delivery or performance of this Limited Guarantee;

(d) assuming due execution and delivery of this Limited Guarantee by the Guaranteed Party, this Limited Guarantee constitutes a legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at Law); and

(e) the Guarantor has the financial capacity to pay and perform its obligations under this Limited Guarantee, and all funds necessary for the Guarantor to fulfill its obligations under this Limited Guarantee shall be available to the Guarantor for so long as this Limited Guarantee shall remain in effect in accordance with Section 1.08 hereof.

Section 1.06. No Assignment. Neither the Guarantor nor the Guaranteed Party may assign its rights, interests or obligations hereunder to any other Person (including by operation of Law) without the prior written consent of the other party hereto; provided, however, that the Guarantor may assign all or a portion of its obligations hereunder, without the prior written consent of the Guaranteed Party, to (i) to any Other Guarantor, or (ii) any Affiliate of the Guarantor or one or more private equity funds sponsored or managed by any such Affiliate, provided that such assignment shall not relieve the Guarantor of any liability or obligations hereunder except to the extent actually performed or satisfied by such assignee. Any attempted assignment in violation of this Section 1.06 shall be null and void.

Section 1.07. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner specified in the Merger Agreement (and shall be deemed given as specified therein) as follows:

If to CPEChina Fund, L.P., to:

CPEChina Fund, L.P.

c/o CITIC PE Advisors (Hong Kong) Limited

Suite 606, 6/F

One Pacific Place

88 Queensway

Hong Kong

Attention: Jingyang Wu

Facsimile: +86-10-8522- 1872

Email: WuJingyang@citicpe.com

with a copy to:

Akin Gump Strauss Hauer & Feld LLP

Unit 05-07, 36th Floor

Edinburgh Tower, The Landmark

15 Queen’s Road Central Hong Kong

Attention: Gregory D. Puff

Facsimile: +852-3694-3001

Email: gpuff@akingump.com

or to such other address or facsimile number as the Guarantor shall have notified the Guaranteed Party in a written notice delivered to the Guaranteed Party in accordance with the Merger Agreement. All notices to the Guaranteed Party hereunder shall be given as set forth in the Merger Agreement.

Section 1.08. Continuing Guarantee. This Limited Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and assigns until the Obligations have been satisfied in full. Notwithstanding the foregoing, this Limited Guarantee will terminate, and be of no further force or effect, immediately following the earliest of (i) the Closing, (ii) the termination of the Merger Agreement in accordance with its terms by mutual consent of the parties thereto or under circumstances in which Parent and Merger Sub do not have any unpaid Obligations, (iii) 30 days following the termination of the Merger Agreement in accordance with its terms under circumstances in which Parent or Merger Sub have any unpaid Obligations unless a claim for such a payment has been made in writing prior thereto and (iv) the date that is twelve (12) months after the date hereof. Notwithstanding the foregoing, (1) the parties hereto acknowledge and agree that this Limited Guarantee shall not terminate for so long as a claim made in accordance with clause (iii) above remains unresolved, and (2) in the event that the Guaranteed Party or any of its controlled Affiliates asserts in any litigation or other proceeding that the provisions of this Limited Guarantee limiting the Guarantor’s liability to the Maximum Amount are illegal, invalid or unenforceable in whole or in part, or asserts any theory of liability against any Non-Recourse Party or, other than its rights to recover from the Guarantor with respect to the Obligations, any Guarantor, Parent and/or Merger Sub with respect to the transactions contemplated by the Merger Agreement, then (x) the obligations of the Guarantor under this Limited Guarantee shall terminate ab initio and be null and void, (y) if the Guarantor has previously made any payments under this Limited Guarantee, the Guarantor shall be entitled to recover such payment(s) and (z) neither Guarantor nor any Non-Recourse Party shall have any liability to the Guaranteed Party with respect to the Merger Agreement and the transactions contemplated thereby, the Financing or under this Limited Guarantee.

Section 1.09. No Recourse.

(a) The Guaranteed Party acknowledges that the sole assets of Parent and Merger Sub are its rights under the Merger Agreement, the Financing Documents and the Facility Agreement, and that no funds are expected to be contributed to either Parent or Merger Sub unless and until the Closing occurs. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party covenants, agrees and acknowledges that no Person (other than the Guarantor and any permitted assignees thereof) have any obligations under this Limited Guarantee and that, notwithstanding that the Guarantor may be a partnership or limited liability company, the Guaranteed Party has no right of recovery under this Limited Guarantee, or any claim based on such obligations against, and no personal liability shall attach under this Limited Guarantee to, the former, current or future equity holders, controlling Persons, directors, officers, employees, agents, general or limited partners, managers, members, or Affiliates of the Guarantor, any Other Guarantor, Parent or Merger Sub, or any former, current or future equity holders, controlling Persons, directors, officers, employees, agents, general or limited partners, managers, members, or Affiliates of any of the foregoing, excluding however the Guarantor itself or any permitted assignee thereof under and to the extent provided in this Limited Guarantee and subject to the limitations set forth herein (collectively, each of the non-excluded parties, a “Non-Recourse Party”), through Parent and/or Merger Sub or otherwise, whether by or through attempted piercing of the corporate (or limited partnership or limited liability company) veil, by or through a claim by or on behalf of Parent and/or Merger Sub against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any applicable Law, or otherwise, except in each case for its right to recover from the Guarantor and any permitted assignees under and to the extent provided in this Limited Guarantee and subject to the limitations set forth herein. The Guaranteed Party acknowledges and agrees that Parent and Merger Sub have no assets other than certain contract rights and cash in a de minimis amount and that no additional funds are expected to be contributed to Parent or Merger Sub unless and until the Closing occurs.

(b) Recourse against the Guarantor and its permitted assignees under and pursuant to the terms of this Limited Guarantee shall be the sole and exclusive remedy of the Guaranteed Party and all of its Related Persons

against the Guarantor and the Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement, the Financing Documents, the Facility Agreement or the transactions contemplated thereby. Nothing set forth in this Limited Guarantee shall affect or be construed to affect any liability of Parent and/or Merger Sub to the Guaranteed Party under the Merger Agreement or otherwise or give or shall be construed to confer or give to any Person other than the Guaranteed Party any rights or remedies against any Person, except as expressly set forth in this Limited Guarantee.

(c) For the purposes of this Limited Guarantee, pursuit of a claim against a Person by the Guaranteed Party or any Related Person of the Guaranteed Party shall be deemed to be pursuit of a claim by the Guaranteed Party. A Person shall be deemed to have pursued a claim against another Person if such first Person brings a legal action against such second Person, adds such second Person to an existing legal proceeding or otherwise asserts a legal claim of any nature against such second Person.

(d) For the purposes of this Limited Guarantee, the term “Related Person” shall mean, with respect to any Person, any controlled Affiliate of such Person, but shall not include Parent, Merger Sub or any of their controlled Affiliates.

Section 1.10 Release. By its execution of this Limited Guarantee, the Guaranteed Party hereby covenants and agrees that (a) neither the Guaranteed Party nor any of its Related Persons, and the Guaranteed Party agrees to the maximum extent permitted by Law, none of its officers, directors, security holders or representatives, has or shall have any right of recovery against the Guarantor or any Non-Recourse Party under the Merger Agreement, or the transactions contemplated thereby or otherwise relating thereto, and to the extent that it has or obtains any such right it, to the maximum extent permitted by law, hereby waives (on its own behalf and on behalf of each of the aforementioned Persons) each and every such right against, and hereby releases, the Guarantor and each Non-Recourse Party from and with respect to any claim, known or unknown, now existing or hereafter arising, in connection with any transaction contemplated by or otherwise relating to the Merger Agreement, this Limited Guarantee or the transactions contemplated thereby or hereby, whether by or through attempted piercing of the corporate (limited partnership or limited liability company) veil, by or through a claim by or on behalf of Parent, Merger Sub or any other Person against any Non-Recourse Party, or otherwise under any theory of law or equity (the “Released Claims”), other than (i) claims against Parent and/or Merger Sub and (ii) claims against the Guarantor and its permitted assignees pursuant to this Limited Guarantee (subject to the limitations set forth herein) and (b) recourse against the Guarantor and its permitted assignees under this Limited Guarantee (subject to the limitations set forth herein) shall be the sole and exclusive remedy of the Guaranteed Party against the Guarantor or any Non-Recourse Party (other than Parent and/or Merger Sub) with respect to the Released Claims.

Section 1.11. Amendments and Waivers. No amendment or waiver of any provision of this Limited Guarantee will be valid and binding unless it is in writing and signed, in the case of an amendment, by the Guarantor and the Guaranteed Party, or in the case of waiver, by the party against whom the waiver is to be effective. No waiver by any party of any breach or violation of, or default under, this Limited Guarantee, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation or default hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 1.12. Entire Agreement. This Limited Guarantee constitutes the entire agreement with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, among Parent, Merger Sub and the Guarantor or any of their respective Affiliates on the one hand, and the Guaranteed Party or any of its Affiliates on the other hand.

Section 1.13. Governing Law; Submission to Jurisdiction. This Limited Guarantee shall be governed by and construed in accordance with the Laws of the State of New York, excluding (to the greatest extent a New York court would permit) any rule of Law that would cause the application of the Laws of any jurisdiction other than the State of New York. All Actions arising out of or relating to this Limited Guarantee shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan of the City of New York. The parties hereto hereby (i) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of the City of New York for the purpose of any Action arising out of or relating to this Limited Guarantee brought by any party hereto, and (ii) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Limited Guarantee may not be enforced in or by any of the above-named courts.

Section 1.14. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Limited Guarantee. Each of the parties hereto (i) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Limited Guarantee, as applicable, by, among other things, the mutual waivers and certifications in this Section 1.14.

Section 1.15. No Third Party Beneficiaries. Except for the rights of Non-Recourse Parties provided hereunder, the parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Limited Guarantee and the Merger Agreement, and this Limited Guarantee is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 1.16. Counterparts. This Limited Guarantee may be signed in any number of counterparts and may be executed and delivered by facsimile, email or electronic transmission in PDF format, and each counterpart shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Limited Guarantee shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Limited Guarantee shall have no effect and no party shall have any right or obligations hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 1.17. Severability. If any term or other provision of this Limited Guarantee is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Limited Guarantee shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party; provided, however, that this Limited Guarantee may not be enforced against any Guarantor without giving effect to the Maximum Amount or the provisions set forth in Section 1.03, Section 1.09 and Section 1.10. No party hereto shall assert, and each party shall cause its respective Related Persons not to assert, that this Limited Guarantee or any part hereof is invalid, illegal or unenforceable. Upon a determination that any term or provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Limited Guarantee so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 1.18. Headings. Headings are used for reference purposes only and do not affect the meaning or interpretation of this Limited Guarantee.

[The remainder of this page has been intentionally left blank;

the next page is the signature page.]

IN WITNESS WHEREOF, the Guarantor has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

CPECHINA FUND, L.P.

BY:	CITIC PE ASSOCIATES, L.P.

BY:	CITIC PE FUNDS LIMITED

By:	/s/ Ching Nar Cindy Chan
Name:	Ching Nar Cindy Chan
Title:	Director

Acknowledged and agreed as of the date first above written:

ASIAINFO-LINKAGE, INC.

By:	/s/ Davin Mackenzie
Name:	Davin Mackenzie
Title:	Director

[Signature Page to Limited Guarantee]

Annex A

Other Guarantors

Power Joy (Cayman) Limited

CITIC Capital MB Investment Limited

Ellington Investments Pte. Ltd.

CBC TMT III Limited

InnoValue Capital Ltd.

Annex E

LIMITED GUARANTEE

LIMITED GUARANTEE dated as of May 12, 2013 (this “Limited Guarantee”), by CBC TMT III Limited (the “Guarantor”), in favor of AsiaInfo-Linkage, Inc., a Delaware corporation (the “Guaranteed Party”).

Section 1.01. Limited Guarantee.

(a) To induce the Guaranteed Party to enter into that certain Agreement and Plan of Merger dated as of the date hereof (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Guaranteed Party, Skipper Limited, a Cayman Islands exempted company with limited liability (“Parent”) and Skipper Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Guaranteed Party, the Guarantor, hereby absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party, as a primary obligor and not merely as a surety, the due and punctual performance and discharge of 9.904% (the “Percentage”) of all of the payment obligations of Parent and/or Merger Sub pursuant to Sections 7.17(c), 9.03(c), 9.03(d) and 9.03(e) of the Merger Agreement (collectively, the “Obligations”); provided that, notwithstanding anything to the contrary contained in this Limited Guarantee, in no event shall the Guarantor’s aggregate liability under this Limited Guarantee exceed 9.904% of the Obligations less any amount actually paid by Parent and/or Merger Sub to the Guaranteed Party in respect of the Obligations multiplied by the Percentage (the “Maximum Amount”). The Guaranteed Party acknowledges that in the event that Parent and/or Merger Sub has any unsatisfied Obligations, payment of the Guarantor’s Percentage of such unsatisfied Obligations by the Guarantor (or by any other Person, including Parent and/or Merger Sub, on behalf of the Guarantor) shall constitute satisfaction in full of the Guarantor’s obligation with respect thereto. The Guarantor shall not have any obligations or liability to any Person relating to, arising out of or in connection with this Limited Guarantee other than as expressly set forth herein, and the parties hereto hereby acknowledge and agree that this Limited Guarantee may not be enforced without giving effect to the Maximum Amount and Sections 1.08 and 1.09. Concurrently with the delivery of this Limited Guarantee, the parties set forth on Annex A (each an “Other Guarantor”) are also entering into limited guarantees or similar agreements with the Guaranteed Party substantially identical to this Limited Guarantee. Capitalized terms used but not defined in this Limited Guarantee shall have the meanings assigned to such terms in the Merger Agreement (as defined below). All payments hereunder shall be made in lawful money of the U.S., in immediately available funds. The Guarantor shall make all payments hereunder free and clear of any deduction, offset, defense, claim or counterclaim of any kind, except as expressly provided in this Limited Guarantee. The Guarantor acknowledges that the Guaranteed Party is entering into the Transactions in reliance upon the execution of this Limited Guarantee.

(b) Subject to the terms and conditions of this Limited Guarantee, if Parent and/or Merger Sub fails to pay the Obligations when due, then all of the Guarantor’s liabilities to the Guaranteed Party hereunder in respect of such Obligations shall become immediately due and payable and the Guaranteed Party may, at the Guaranteed Party’s option, take any and all actions available hereunder or under applicable Law to collect such Obligations from the Guarantor (subject to the Maximum Amount). In furtherance of the foregoing, the Guarantor acknowledges that the Guaranteed Party may, in its sole discretion, bring and prosecute a separate action or actions against the Guarantor for the full amount of the Guarantor’s Percentage of the Obligations (subject to the Maximum Amount), regardless of whether any action is brought against Parent, Merger Sub or any Other Guarantor. The Guarantor agrees to pay on demand its Percentage of all reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Guaranteed Party in connection with the enforcement of its rights hereunder, which amounts, if paid, will be in addition to the Obligations and not included within a determination of the Maximum Amount if the Guarantor fails or refuses to make any payment to the Guaranteed Party hereunder when due and payable.

(c) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Limited Guarantee were not performed in accordance with its specific terms or were otherwise breached and further agree that the Guaranteed Party shall be entitled to an injunction, specific performance and other equitable relief against the Guarantor to prevent breaches of this Limited Guarantee and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which it is entitled at Law or in equity, and shall not be required to provide any bond or other security in connection with any such order or injunction. The Guarantor further agrees not to oppose the granting of any such injunction, specific performance and other equitable relief on the basis that (x) the Guaranteed Party has an adequate remedy at Law or (y) an award of an injunction, specific performance or other equitable relief is not an appropriate remedy for any reason at Law or in equity (collectively, the “Prohibited Defense”).

Section 1.02. Nature of Guarantee. The Guaranteed Party shall not be obligated to file any claim relating to the Obligations in the event that Parent and/or Merger Sub becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor’s obligations hereunder. In the event that any payment to the Guaranteed Party in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to such Obligations (subject to the Maximum Amount) as if such payment had not been made. This is an unconditional guaranty of payment and not of collectability. The Guarantor reserves the right to assert defenses which Parent and/or Merger Sub may have to payment of any Obligations, other than defenses arising from the bankruptcy or insolvency of Parent and/or Merger Sub and other defenses expressly waived hereby. The Guaranteed Party shall not be required to proceed against Parent, Merger Sub or any Other Guarantor first before proceeding against the Guarantor.

Section 1.03. Certain Waivers.

(a) The Guarantor agrees that, subject to Section 1.03(d)(i), the Guaranteed Party may at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of any of the Obligations, and may also make any agreement with Parent, Merger Sub and/or any other Person interested in the Transactions for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party, Parent, Merger Sub and/or any other Person interested in the Transactions without in any way impairing or affecting the Guarantor’s obligations under this Limited Guarantee. The Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) any failure or delay of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent, Merger Sub and/or any other Person interested in the Transactions; (ii) any change in the time, place or manner of payment of the Obligations or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms of the Merger Agreement or any other agreement evidencing, securing or otherwise executed by Parent, Merger Sub and the Guaranteed Party in connection with the Obligations; (iii) any legal or equitable discharge or release (other than as a result of payment in full of the Percentage of the Obligations in accordance with their terms, a discharge or release of Parent and/or Merger Sub with respect to the Obligations under the Merger Agreement, or defenses to the payment of the Obligations that would be available to Parent and/or Merger Sub under the Merger Agreement) of the Guarantor or any Person interested in the Transactions; (iv) any change in the corporate existence, structure or ownership of Parent, Merger Sub and/or any other Person interested in the Transactions; (v) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent, Merger Sub and/or any other Person interested in the Transactions; (vi) any existence of any claim, set-off or other right which the Guarantor may have at any time against Parent, Merger Sub, any other Person interested in the Transactions and/or the Guaranteed Party, whether in connection with the Obligations or otherwise; or (vii) the adequacy of any other means the Guaranteed Party may have of obtaining repayment of any of the Obligations. To the fullest extent permitted by Law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any Law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guarantee and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the incurrence of any Obligations and all other notices of any kind (other than notices to Parent and/or Merger Sub pursuant to the Merger Agreement or notices expressly required to be provided pursuant to this Limited Guarantee), all defenses which may be available by virtue of any valuation, stay, moratorium Law or other similar Law now or hereafter in effect, any right to require the marshaling of assets of any other Person interested in the Transactions, and all suretyship defenses generally, including, without limitation, any event, condition or circumstance that might be construed to constitute, an equitable or legal discharge of the Guarantor’s obligations hereunder (other than defenses to the payment of the Obligations that are available to Parent and/or Merger Sub under the Merger Agreement or breach by the Guaranteed Party of this Limited Guarantee). The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the Transactions and that the waivers set forth in this Limited Guarantee are knowingly made in contemplation of such benefits.

(b) The Guarantor hereby covenants and agrees that it shall not institute, and shall cause its controlled Affiliates and use its reasonable best efforts to cause its other Affiliates, not to institute, any proceeding asserting (i) the Prohibited Defense or (ii) that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms, subject to (A) the effects of insolvency, bankruptcy, reorganization or other similar proceedings and (B) general equitable principles (whether considered in a proceeding in equity or at Law).

(c) The Guaranteed Party hereby covenants and agrees that it shall not institute, directly or indirectly, and shall cause all of its Related Persons (as defined below) not to institute, any proceeding or bring any other claim (whether in tort, contract or otherwise) arising under, or in connection with, the Merger Agreement, the Equity Commitment Letters or the transactions contemplated thereby against the Guarantor or any Non-Recourse Party (as defined below), except for claims (i) against Parent and/or Merger Sub under the Merger Agreement pursuant to the terms thereof (and subject to the limitations therein) and (ii) against the Guarantor and its permitted assignees under this Limited Guarantee pursuant to the terms hereof (and subject to the limitations herein).

(d) Notwithstanding anything to the contrary contained in this Limited Guarantee, the Guaranteed Party hereby agrees that: (i) to the extent Parent and/or Merger Sub are relieved of any of the Obligations or any breach by Parent and/or Merger Sub of the Merger Agreement, (other than by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratium or other similar Laws affecting creditors’ rights generally, or general equity principles (whether considered in a proceeding in equity or at Law)), the Guarantor shall be similarly relieved of its obligations under this Limited Guarantee, and (ii) the Guarantor shall have all defenses to the payment of its obligations under this Limited Guarantee (which in any event shall be subject to the Maximum Amount) that would be available to Parent and/or Merger Sub under the Merger Agreement with respect to the Obligations, as well as any defenses in respect of any fraud of the Guaranteed Party hereunder or any breach by the Guaranteed Party of any of the terms or provisions of this Limited Guarantee.

Section 1.04. No Waiver; Cumulative Rights. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by Law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.

Section 1.05. Representations and Warranties. The Guarantor hereby represents and warrants to the Guaranteed Party that:

(a) the Guarantor is a legal entity duly organized and validly existing under the Laws of its jurisdiction of organization;

(b) the execution, delivery and performance of this Limited Guarantee have been duly authorized by all necessary action and do not contravene (i) any provision of the Guarantor’s charter documents, partnership agreement, operating agreement or similar organizational documents or (ii) except as would not reasonably be expected to prevent or adversely affect in any material respect the ability of the Guarantor to perform its obligations hereunder, any Law, regulation, rule, decree, order, judgment or contractual restriction binding on the Guarantor or its assets;

(c) except as would not reasonably be expected to prevent or adversely affect in any material respect the ability of the Guarantor to perform its obligations hereunder, (i) all consents, approvals, authorizations and permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Limited Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by and (ii) no notice to or filing with, any governmental authority or regulatory body is required from the Guarantor in connection with the execution, delivery or performance of this Limited Guarantee;

(d) assuming due execution and delivery of this Limited Guarantee by the Guaranteed Party, this Limited Guarantee constitutes a legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at Law); and

(e) the Guarantor has the financial capacity to pay and perform its obligations under this Limited Guarantee, and all funds necessary for the Guarantor to fulfill its obligations under this Limited Guarantee shall be available to the Guarantor for so long as this Limited Guarantee shall remain in effect in accordance with Section 1.08 hereof.

Section 1.06. No Assignment. Neither the Guarantor nor the Guaranteed Party may assign its rights, interests or obligations hereunder to any other Person (including by operation of Law) without the prior written consent of the other party hereto; provided, however, that the Guarantor may assign all or a portion of its obligations hereunder, without the prior written consent of the Guaranteed Party, to (i) to any Other Guarantor, or (ii) any Affiliate of the Guarantor or one or more private equity funds sponsored or managed by any such Affiliate, provided that such assignment shall not relieve the Guarantor of any liability or obligations hereunder except to the extent actually performed or satisfied by such assignee. Any attempted assignment in violation of this Section 1.06 shall be null and void.

Section 1.07. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner specified in the Merger Agreement (and shall be deemed given as specified therein) as follows:

If to CBC TMT III Limited, to:

China Broadband Capital Partners, L.P.

Unit 906, Level 9, Cyberport 2

100 Cyberport Road, Hong Kong

Attention: Jian Jiang

Fax: +852 2122 8410

with a copy to:

Peter X. Huang

Skadden, Arps, Slate, Meagher & Flom LLP

30th Floor, China World Office 2

No. 1, Jianguomenwai Avenue

Beijing 100004, People’s Republic of China

Fax: +86 10 6535 5577

Email: peter.huang@skadden.com

or to such other address or facsimile number as the Guarantor shall have notified the Guaranteed Party in a written notice delivered to the Guaranteed Party in accordance with the Merger Agreement. All notices to the Guaranteed Party hereunder shall be given as set forth in the Merger Agreement.

Section 1.08. Continuing Guarantee. This Limited Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and assigns until the Obligations have been satisfied in full. Notwithstanding the foregoing, this Limited Guarantee will terminate, and be of no further force or effect, immediately following the earliest of (i) the Closing, (ii) the termination of the Merger Agreement in accordance with its terms by mutual consent of the parties thereto or under circumstances in which Parent and Merger Sub do not have any unpaid Obligations, (iii) 30 days following the termination of the Merger Agreement in accordance with its terms under circumstances in which Parent or Merger Sub have any unpaid Obligations unless a claim for such a payment has been made in writing prior thereto and (iv) the date that is twelve (12) months after the date hereof. Notwithstanding the foregoing, (1) the parties hereto acknowledge and agree that this Limited Guarantee shall not terminate for so long as a claim made in accordance with clause (iii) above remains unresolved, and (2) in the event that the Guaranteed Party or any of its controlled Affiliates asserts in any litigation or other proceeding that the provisions of this Limited Guarantee limiting the Guarantor’s liability to the Maximum Amount are illegal, invalid or unenforceable in whole or in part, or asserts any theory of liability against any Non-Recourse Party or, other than its rights to recover from the Guarantor with respect to the Obligations, any Guarantor, Parent and/or Merger Sub with respect to the transactions contemplated by the Merger Agreement, then (x) the obligations of the Guarantor under this Limited Guarantee shall terminate ab initio and be null and void, (y) if the Guarantor has previously made any payments under this Limited Guarantee, the Guarantor shall be entitled to recover such payment(s) and (z) neither Guarantor nor any Non-Recourse Party shall have any liability to the Guaranteed Party with respect to the Merger Agreement and the transactions contemplated thereby, the Financing or under this Limited Guarantee.

Section 1.09. No Recourse.

(a) The Guaranteed Party acknowledges that the sole assets of Parent and Merger Sub are its rights under the Merger Agreement, the Financing Documents and the Facility Agreement, and that no funds are expected to be contributed to either Parent or Merger Sub unless and until the Closing occurs. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party covenants, agrees and acknowledges that no Person (other than the Guarantor and any permitted assignees thereof) have any obligations under this Limited Guarantee and that, notwithstanding that the Guarantor may be a partnership or limited liability company, the Guaranteed Party has no right of recovery under this Limited Guarantee, or any claim based on such obligations against, and no personal liability shall attach under this Limited Guarantee to, the former, current or future equity holders, controlling Persons, directors, officers, employees, agents, general or limited partners, managers, members, or Affiliates of the Guarantor, any Other Guarantor, Parent or Merger Sub, or any former, current or future equity holders, controlling Persons, directors, officers, employees, agents, general or limited partners, managers, members, or Affiliates of any of the foregoing, excluding however the Guarantor itself or any permitted assignee thereof under and to the extent provided in this Limited Guarantee and subject to the limitations set forth herein (collectively, each of the non-excluded parties, a “Non-Recourse Party”), through Parent and/or Merger Sub or otherwise, whether by or through attempted piercing of the corporate (or limited partnership or limited liability company) veil, by or through a claim by or on behalf of Parent and/or Merger Sub against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any applicable Law, or otherwise, except in each case for its right to recover from the Guarantor and any permitted assignees under and to the extent provided in this Limited Guarantee and subject to the limitations set forth herein. The Guaranteed Party acknowledges and agrees that Parent and Merger Sub have no assets other than certain contract rights and cash in a de minimis amount and that no additional funds are expected to be contributed to Parent or Merger Sub unless and until the Closing occurs.

(b) Recourse against the Guarantor and its permitted assignees under and pursuant to the terms of this Limited Guarantee shall be the sole and exclusive remedy of the Guaranteed Party and all of its Related Persons against the Guarantor and the Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement, the Financing Documents, the Facility Agreement or the transactions contemplated thereby. Nothing set forth in this Limited Guarantee shall affect or be construed to affect any liability of Parent and/or Merger Sub to the Guaranteed Party under the Merger Agreement or otherwise or give or shall be construed to confer or give to any Person other than the Guaranteed Party any rights or remedies against any Person, except as expressly set forth in this Limited Guarantee.

(c) For the purposes of this Limited Guarantee, pursuit of a claim against a Person by the Guaranteed Party or any Related Person of the Guaranteed Party shall be deemed to be pursuit of a claim by the Guaranteed Party. A Person shall be deemed to have pursued a claim against another Person if such first Person brings a legal action against such second Person, adds such second Person to an existing legal proceeding or otherwise asserts a legal claim of any nature against such second Person.

(d) For the purposes of this Limited Guarantee, the term “Related Person” shall mean, with respect to any Person, any controlled Affiliate of such Person, but shall not include Parent, Merger Sub or any of their controlled Affiliates.

Section 1.10 Release. By its execution of this Limited Guarantee, the Guaranteed Party hereby covenants and agrees that (a) neither the Guaranteed Party nor any of its Related Persons, and the Guaranteed Party agrees to the maximum extent permitted by Law, none of its officers, directors, security holders or representatives, has or shall have any right of recovery against the Guarantor or any Non-Recourse Party under the Merger Agreement, or the transactions contemplated thereby or otherwise relating thereto, and to the extent that it has or obtains any such right it, to the maximum extent permitted by law, hereby waives (on its own behalf and on behalf of each of the aforementioned Persons) each and every such right against, and hereby releases, the Guarantor and each Non-Recourse Party from and with respect to any claim, known or unknown, now existing or hereafter arising, in connection with any transaction contemplated by or otherwise relating to the Merger Agreement, this Limited Guarantee or the transactions contemplated thereby or hereby, whether by or through attempted piercing of the corporate (limited partnership or limited liability company) veil, by or through a claim by or on behalf of Parent, Merger Sub or any other Person against any Non-Recourse Party, or otherwise under any theory of law or equity (the “Released Claims”), other than (i) claims against Parent and/or Merger Sub and (ii) claims against the Guarantor and its permitted assignees pursuant to this Limited Guarantee (subject to the limitations set forth herein) and (b) recourse against the Guarantor and its permitted assignees under this Limited Guarantee (subject to the limitations set forth herein) shall be the sole and exclusive remedy of the Guaranteed Party against the Guarantor or any Non-Recourse Party (other than Parent and/or Merger Sub) with respect to the Released Claims.

Section 1.11. Amendments and Waivers. No amendment or waiver of any provision of this Limited Guarantee will be valid and binding unless it is in writing and signed, in the case of an amendment, by the Guarantor and the Guaranteed Party, or in the case of waiver, by the party against whom the waiver is to be effective. No waiver by any party of any breach or violation of, or default under, this Limited Guarantee, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation or default hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 1.12. Entire Agreement. This Limited Guarantee constitutes the entire agreement with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, among Parent, Merger Sub and the Guarantor or any of their respective Affiliates on the one hand, and the Guaranteed Party or any of its Affiliates on the other hand.

Section 1.13. Governing Law; Submission to Jurisdiction. This Limited Guarantee shall be governed by and construed in accordance with the Laws of the State of New York, excluding (to the greatest extent a New York court would permit) any rule of Law that would cause the application of the Laws of any jurisdiction other than the State of New York. All Actions arising out of or relating to this Limited Guarantee shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan of the City of New York. The parties hereto hereby (i) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of the City of New York for the purpose of any Action arising out of or relating to this Limited Guarantee brought by any party hereto, and (ii) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Limited Guarantee may not be enforced in or by any of the above-named courts.

Section 1.14. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Limited Guarantee. Each of the parties hereto (i) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Limited Guarantee, as applicable, by, among other things, the mutual waivers and certifications in this Section 1.14.

Section 1.15. No Third Party Beneficiaries. Except for the rights of Non-Recourse Parties provided hereunder, the parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Limited Guarantee and the Merger Agreement, and this Limited Guarantee is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 1.16. Counterparts. This Limited Guarantee may be signed in any number of counterparts and may be executed and delivered by facsimile, email or electronic transmission in PDF format, and each counterpart shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Limited Guarantee shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Limited Guarantee shall have no effect and no party shall have any right or obligations hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 1.17. Severability. If any term or other provision of this Limited Guarantee is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Limited Guarantee shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party; provided, however, that this Limited Guarantee may not be enforced against any Guarantor without giving effect to the Maximum Amount or the provisions set forth in Section 1.03, Section 1.09 and Section 1.10. No party hereto shall assert, and each party shall cause its respective Related Persons not to assert, that this Limited Guarantee or any part hereof is invalid, illegal or unenforceable. Upon a determination that any term or provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Limited Guarantee so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 1.18. Headings. Headings are used for reference purposes only and do not affect the meaning or interpretation of this Limited Guarantee.

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the next page is the signature page.]

IN WITNESS WHEREOF, the Guarantor has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

CBC TMT III LIMITED

By:	/s/ Edward Tian
Name:	Edward Tian
Title:	Director

Acknowledged and agreed as of the date first above written:

ASIAINFO-LINKAGE, INC.

By:	/s/ Davin Mackenzie
Name:	Davin Mackenzie
Title:	Director

[Signature Page to Limited Guarantee]

Annex A

Other Guarantors

Power Joy (Cayman) Limited

CITIC Capital MB Investment Limited

CPEChina Fund, L.P.

Ellington Investments Pte. Ltd.

InnoValue Capital Ltd.

Annex F

LIMITED GUARANTEE

LIMITED GUARANTEE dated as of May 12, 2013 (this “Limited Guarantee”), by InnoValue Capital Ltd. (the “Guarantor”), in favor of AsiaInfo-Linkage, Inc., a Delaware corporation (the “Guaranteed Party”).

Section 1.01. Limited Guarantee.

(a) To induce the Guaranteed Party to enter into that certain Agreement and Plan of Merger dated as of the date hereof (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Guaranteed Party, Skipper Limited, a Cayman Islands exempted company with limited liability (“Parent”) and Skipper Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Guaranteed Party, the Guarantor, hereby absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party, as a primary obligor and not merely as a surety, the due and punctual performance and discharge of 11.004% (the “Percentage”) of all of the payment obligations of Parent and/or Merger Sub pursuant to Sections 7.17(c), 9.03(c), 9.03(d) and 9.03(e) of the Merger Agreement (collectively, the “Obligations”); provided that, notwithstanding anything to the contrary contained in this Limited Guarantee, in no event shall the Guarantor’s aggregate liability under this Limited Guarantee exceed 11.004% of the Obligations less any amount actually paid by Parent and/or Merger Sub to the Guaranteed Party in respect of the Obligations multiplied by the Percentage (the “Maximum Amount”). The Guaranteed Party acknowledges that in the event that Parent and/or Merger Sub has any unsatisfied Obligations, payment of the Guarantor’s Percentage of such unsatisfied Obligations by the Guarantor (or by any other Person, including Parent and/or Merger Sub, on behalf of the Guarantor) shall constitute satisfaction in full of the Guarantor’s obligation with respect thereto. The Guarantor shall not have any obligations or liability to any Person relating to, arising out of or in connection with this Limited Guarantee other than as expressly set forth herein, and the parties hereto hereby acknowledge and agree that this Limited Guarantee may not be enforced without giving effect to the Maximum Amount and Sections 1.08 and 1.09. Concurrently with the delivery of this Limited Guarantee, the parties set forth on Annex A (each an “Other Guarantor”) are also entering into limited guarantees or similar agreements with the Guaranteed Party substantially identical to this Limited Guarantee. Capitalized terms used but not defined in this Limited Guarantee shall have the meanings assigned to such terms in the Merger Agreement (as defined below). All payments hereunder shall be made in lawful money of the U.S., in immediately available funds. The Guarantor shall make all payments hereunder free and clear of any deduction, offset, defense, claim or counterclaim of any kind, except as expressly provided in this Limited Guarantee. The Guarantor acknowledges that the Guaranteed Party is entering into the Transactions in reliance upon the execution of this Limited Guarantee.

(b) Subject to the terms and conditions of this Limited Guarantee, if Parent and/or Merger Sub fails to pay the Obligations when due, then all of the Guarantor’s liabilities to the Guaranteed Party hereunder in respect of such Obligations shall become immediately due and payable and the Guaranteed Party may, at the Guaranteed Party’s option, take any and all actions available hereunder or under applicable Law to collect such Obligations from the Guarantor (subject to the Maximum Amount). In furtherance of the foregoing, the Guarantor acknowledges that the Guaranteed Party may, in its sole discretion, bring and prosecute a separate action or actions against the Guarantor for the full amount of the Guarantor’s Percentage of the Obligations (subject to the Maximum Amount), regardless of whether any action is brought against Parent, Merger Sub or any Other Guarantor. The Guarantor agrees to pay on demand its Percentage of all reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Guaranteed Party in connection with the enforcement of its rights hereunder, which amounts, if paid, will be in addition to the Obligations and not included within a determination of the Maximum Amount if the Guarantor fails or refuses to make any payment to the Guaranteed Party hereunder when due and payable.

(c) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Limited Guarantee were not performed in accordance with its specific terms or were otherwise breached and further agree that the Guaranteed Party shall be entitled to an injunction, specific performance and other equitable relief against the Guarantor to prevent breaches of this Limited Guarantee and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which it is entitled at Law or in equity, and shall not be required to provide any bond or other security in connection with any such order or injunction. The Guarantor further agrees not to oppose the granting of any such injunction, specific performance and other equitable relief on the basis that (x) the Guaranteed Party has an adequate remedy at Law or (y) an award of an injunction, specific performance or other equitable relief is not an appropriate remedy for any reason at Law or in equity (collectively, the “Prohibited Defense”).

Section 1.02. Nature of Guarantee. The Guaranteed Party shall not be obligated to file any claim relating to the Obligations in the event that Parent and/or Merger Sub becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor’s obligations hereunder. In the event that any payment to the Guaranteed Party in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to such Obligations (subject to the Maximum Amount) as if such payment had not been made. This is an unconditional guaranty of payment and not of collectability. The Guarantor reserves the right to assert defenses which Parent and/or Merger Sub may have to payment of any Obligations, other than defenses arising from the bankruptcy or insolvency of Parent and/or Merger Sub and other defenses expressly waived hereby. The Guaranteed Party shall not be required to proceed against Parent, Merger Sub or any Other Guarantor first before proceeding against the Guarantor.

Section 1.03. Certain Waivers.

(a) The Guarantor agrees that, subject to Section 1.03(d)(i), the Guaranteed Party may at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of any of the Obligations, and may also make any agreement with Parent, Merger Sub and/or any other Person interested in the Transactions for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party, Parent, Merger Sub and/or any other Person interested in the Transactions without in any way impairing or affecting the Guarantor’s obligations under this Limited Guarantee. The Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) any failure or delay of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent, Merger Sub and/or any other Person interested in the Transactions; (ii) any change in the time, place or manner of payment of the Obligations or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms of the Merger Agreement or any other agreement evidencing, securing or otherwise executed by Parent, Merger Sub and the Guaranteed Party in connection with the Obligations; (iii) any legal or equitable discharge or release (other than as a result of payment in full of the Percentage of the Obligations in accordance with their terms, a discharge or release of Parent and/or Merger Sub with respect to the Obligations under the Merger Agreement, or defenses to the payment of the Obligations that would be available to Parent and/or Merger Sub under the Merger Agreement) of the Guarantor or any Person interested in the Transactions; (iv) any change in the corporate existence, structure or ownership of Parent, Merger Sub and/or any other Person interested in the Transactions; (v) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent, Merger Sub and/or any other Person interested in the Transactions; (vi) any existence of any claim, set-off or other right which the Guarantor may have at any time against Parent, Merger Sub, any other Person interested in the Transactions and/or the Guaranteed Party, whether in connection with the Obligations or otherwise; or (vii) the adequacy of any other means the Guaranteed Party may have of obtaining repayment of any of the Obligations. To the fullest extent permitted by Law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any Law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guarantee and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the incurrence of any Obligations and all other notices of any kind (other than notices to Parent and/or Merger Sub pursuant to the Merger Agreement or notices expressly required to be provided pursuant to this Limited Guarantee), all defenses which may be available by virtue of any valuation, stay, moratorium Law or other similar Law now or hereafter in effect, any right to require the marshaling of assets of any other Person interested in the Transactions, and all suretyship defenses generally, including, without limitation, any event, condition or circumstance that might be construed to constitute, an equitable or legal discharge of the Guarantor’s obligations hereunder (other than defenses to the payment of the Obligations that are available to Parent and/or Merger Sub under the Merger Agreement or breach by the Guaranteed Party of this Limited Guarantee). The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the Transactions and that the waivers set forth in this Limited Guarantee are knowingly made in contemplation of such benefits.

(b) The Guarantor hereby covenants and agrees that it shall not institute, and shall cause its controlled Affiliates and use its reasonable best efforts to cause its other Affiliates, not to institute, any proceeding asserting (i) the Prohibited Defense or (ii) that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms, subject to (A) the effects of insolvency, bankruptcy, reorganization or other similar proceedings and (B) general equitable principles (whether considered in a proceeding in equity or at Law).

(c) The Guaranteed Party hereby covenants and agrees that it shall not institute, directly or indirectly, and shall cause all of its Related Persons (as defined below) not to institute, any proceeding or bring any other claim (whether in tort, contract or otherwise) arising under, or in connection with, the Merger Agreement, the Equity Commitment Letters or the transactions contemplated thereby against the Guarantor or any Non-Recourse Party (as defined below), except for claims (i) against Parent and/or Merger Sub under the Merger Agreement pursuant to the terms thereof (and subject to the limitations therein) and (ii) against the Guarantor and its permitted assignees under this Limited Guarantee pursuant to the terms hereof (and subject to the limitations herein).

(d) Notwithstanding anything to the contrary contained in this Limited Guarantee, the Guaranteed Party hereby agrees that: (i) to the extent Parent and/or Merger Sub are relieved of any of the Obligations or any breach by Parent and/or Merger Sub of the Merger Agreement, (other than by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratium or other similar Laws affecting creditors’ rights generally, or general equity principles (whether considered in a proceeding in equity or at Law)), the Guarantor shall be similarly relieved of its obligations under this Limited Guarantee, and (ii) the Guarantor shall have all defenses to the payment of its obligations under this Limited Guarantee (which in any event shall be subject to the Maximum Amount) that would be available to Parent and/or Merger Sub under the Merger Agreement with respect to the Obligations, as well as any defenses in respect of any fraud of the Guaranteed Party hereunder or any breach by the Guaranteed Party of any of the terms or provisions of this Limited Guarantee.

Section 1.04. No Waiver; Cumulative Rights. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by Law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.

Section 1.05. Representations and Warranties. The Guarantor hereby represents and warrants to the Guaranteed Party that:

(a) the Guarantor is a legal entity duly organized and validly existing under the Laws of its jurisdiction of organization;

(b) the execution, delivery and performance of this Limited Guarantee have been duly authorized by all necessary action and do not contravene (i) any provision of the Guarantor’s charter documents, partnership agreement, operating agreement or similar organizational documents or (ii) except as would not reasonably be expected to prevent or adversely affect in any material respect the ability of the Guarantor to perform its obligations hereunder, any Law, regulation, rule, decree, order, judgment or contractual restriction binding on the Guarantor or its assets;

(c) except as would not reasonably be expected to prevent or adversely affect in any material respect the ability of the Guarantor to perform its obligations hereunder, (i) all consents, approvals, authorizations and permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Limited Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by and (ii) no notice to or filing with, any governmental authority or regulatory body is required from the Guarantor in connection with the execution, delivery or performance of this Limited Guarantee;

(d) assuming due execution and delivery of this Limited Guarantee by the Guaranteed Party, this Limited Guarantee constitutes a legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at Law); and

(e) the Guarantor has the financial capacity to pay and perform its obligations under this Limited Guarantee, and all funds necessary for the Guarantor to fulfill its obligations under this Limited Guarantee shall be available to the Guarantor for so long as this Limited Guarantee shall remain in effect in accordance with Section 1.08 hereof.

Section 1.06. No Assignment. Neither the Guarantor nor the Guaranteed Party may assign its rights, interests or obligations hereunder to any other Person (including by operation of Law) without the prior written consent of the other party hereto; provided, however, that the Guarantor may assign all or a portion of its obligations hereunder, without the prior written consent of the Guaranteed Party, to (i) to any Other Guarantor, or (ii) any Affiliate of the Guarantor or one or more private equity funds sponsored or managed by any such Affiliate, provided that such assignment shall not relieve the Guarantor of any liability or obligations hereunder except to the extent actually performed or satisfied by such assignee. Any attempted assignment in violation of this Section 1.06 shall be null and void.

Section 1.07. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner specified in the Merger Agreement (and shall be deemed given as specified therein) as follows:

If to InnoValue Capital Ltd., to:

InnoValue Capital Ltd.

No. 113-3, Sec. 1 An-Ho Road, Taipei 106, Taiwan

Attention: Pei-Chen Tsai

Fax: +886 2 2700 6932

Email: meg@flow.org.tw

with a copy to:

Baker & McKenzie

15th Floor, 168 Tun Hwa North Road

Taipei 10548, Taiwan

Fax: +886 2 2712 8292

Attention: Alex Chiang / Mark Tu

or to such other address or facsimile number as the Guarantor shall have notified the Guaranteed Party in a written notice delivered to the Guaranteed Party in accordance with the Merger Agreement. All notices to the Guaranteed Party hereunder shall be given as set forth in the Merger Agreement.

Section 1.08. Continuing Guarantee. This Limited Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and assigns until the Obligations have been satisfied in full.

Notwithstanding the foregoing, this Limited Guarantee will terminate, and be of no further force or effect, immediately following the earliest of (i) the Closing, (ii) the termination of the Merger Agreement in accordance with its terms by mutual consent of the parties thereto or under circumstances in which Parent and Merger Sub do not have any unpaid Obligations, (iii) 30 days following the termination of the Merger Agreement in accordance with its terms under circumstances in which Parent or Merger Sub have any unpaid Obligations unless a claim for such a payment has been made in writing prior thereto and (iv) the date that is twelve (12) months after the date hereof. Notwithstanding the foregoing, (1) the parties hereto acknowledge and agree that this Limited Guarantee shall not terminate for so long as a claim made in accordance with clause (iii) above remains unresolved, and (2) in the event that the Guaranteed Party or any of its controlled Affiliates asserts in any litigation or other proceeding that the provisions of this Limited Guarantee limiting the Guarantor’s liability to the Maximum Amount are illegal, invalid or unenforceable in whole or in part, or asserts any theory of liability against any Non-Recourse Party or, other than its rights to recover from the Guarantor with respect to the Obligations, any Guarantor, Parent and/or Merger Sub with respect to the transactions contemplated by the Merger Agreement, then (x) the obligations of the Guarantor under this Limited Guarantee shall terminate ab initio and be null and void, (y) if the Guarantor has previously made any payments under this Limited Guarantee, the Guarantor shall be entitled to recover such payment(s) and (z) neither Guarantor nor any Non-Recourse Party shall have any liability to the Guaranteed Party with respect to the Merger Agreement and the transactions contemplated thereby, the Financing or under this Limited Guarantee.

Section 1.09. No Recourse.

(a) The Guaranteed Party acknowledges that the sole assets of Parent and Merger Sub are its rights under the Merger Agreement, the Financing Documents and the Facility Agreement, and that no funds are expected to be contributed to either Parent or Merger Sub unless and until the Closing occurs. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party covenants, agrees and acknowledges that no Person (other than the Guarantor and any permitted assignees thereof) have any obligations under this Limited Guarantee and that, notwithstanding that the Guarantor may be a partnership or limited liability company, the Guaranteed Party has no right of recovery under this Limited Guarantee, or any claim based on such obligations against, and no personal liability shall attach under this Limited Guarantee to, the former, current or future equity holders, controlling Persons, directors, officers, employees, agents, general or limited partners, managers, members, or Affiliates of the Guarantor, any Other Guarantor, Parent or Merger Sub, or any former, current or future equity holders, controlling Persons, directors, officers, employees, agents, general or limited partners, managers, members, or Affiliates of any of the foregoing, excluding however the Guarantor itself or any permitted assignee thereof under and to the extent provided in this Limited Guarantee and subject to the limitations set forth herein (collectively, each of the non-excluded parties, a “Non-Recourse Party”), through Parent and/or Merger Sub or otherwise, whether by or through attempted piercing of the corporate (or limited partnership or limited liability company) veil, by or through a claim by or on behalf of Parent and/or Merger Sub against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any applicable Law, or otherwise, except in each case for its right to recover from the Guarantor and any permitted assignees under and to the extent provided in this Limited Guarantee and subject to the limitations set forth herein. The Guaranteed Party acknowledges and agrees that Parent and Merger Sub have no assets other than certain contract rights and cash in a de minimis amount and that no additional funds are expected to be contributed to Parent or Merger Sub unless and until the Closing occurs.

(b) Recourse against the Guarantor and its permitted assignees under and pursuant to the terms of this Limited Guarantee shall be the sole and exclusive remedy of the Guaranteed Party and all of its Related Persons against the Guarantor and the Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement, the Financing Documents, the Facility Agreement or the transactions contemplated thereby. Nothing set forth in this Limited Guarantee shall affect or be construed to affect any liability of Parent and/or Merger Sub to the Guaranteed Party under the Merger Agreement or otherwise or give or shall be construed to confer or give to any Person other than the Guaranteed Party any rights or remedies against any Person, except as expressly set forth in this Limited Guarantee.

(c) For the purposes of this Limited Guarantee, pursuit of a claim against a Person by the Guaranteed Party or any Related Person of the Guaranteed Party shall be deemed to be pursuit of a claim by the Guaranteed Party. A Person shall be deemed to have pursued a claim against another Person if such first Person brings a legal action against such second Person, adds such second Person to an existing legal proceeding or otherwise asserts a legal claim of any nature against such second Person.

(d) For the purposes of this Limited Guarantee, the term “Related Person” shall mean, with respect to any Person, any controlled Affiliate of such Person, but shall not include Parent, Merger Sub or any of their controlled Affiliates.

Section 1.10 Release. By its execution of this Limited Guarantee, the Guaranteed Party hereby covenants and agrees that (a) neither the Guaranteed Party nor any of its Related Persons, and the Guaranteed Party agrees to the maximum extent permitted by Law, none of its officers, directors, security holders or representatives, has or shall have any right of recovery against the Guarantor or any Non-Recourse Party under the Merger Agreement, or the transactions contemplated thereby or otherwise relating thereto, and to the extent that it has or obtains any such right it, to the maximum extent permitted by law, hereby waives (on its own behalf and on behalf of each of the aforementioned Persons) each and every such right against, and hereby releases, the Guarantor and each Non-Recourse Party from and with respect to any claim, known or unknown, now existing or hereafter arising, in connection with any transaction contemplated by or otherwise relating to the Merger Agreement, this Limited Guarantee or the transactions contemplated thereby or hereby, whether by or through attempted piercing of the corporate (limited partnership or limited liability company) veil, by or through a claim by or on behalf of Parent, Merger Sub or any other Person against any Non-Recourse Party, or otherwise under any theory of law or equity (the “Released Claims”), other than (i) claims against Parent and/or Merger Sub and (ii) claims against the Guarantor and its permitted assignees pursuant to this Limited Guarantee (subject to the limitations set forth herein) and (b) recourse against the Guarantor and its permitted assignees under this Limited Guarantee (subject to the limitations set forth herein) shall be the sole and exclusive remedy of the Guaranteed Party against the Guarantor or any Non-Recourse Party (other than Parent and/or Merger Sub) with respect to the Released Claims.

Section 1.11. Amendments and Waivers. No amendment or waiver of any provision of this Limited Guarantee will be valid and binding unless it is in writing and signed, in the case of an amendment, by the Guarantor and the Guaranteed Party, or in the case of waiver, by the party against whom the waiver is to be effective. No waiver by any party of any breach or violation of, or default under, this Limited Guarantee, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation or default hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 1.12. Entire Agreement. This Limited Guarantee constitutes the entire agreement with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, among Parent, Merger Sub and the Guarantor or any of their respective Affiliates on the one hand, and the Guaranteed Party or any of its Affiliates on the other hand.

Section 1.13. Governing Law; Submission to Jurisdiction. This Limited Guarantee shall be governed by and construed in accordance with the Laws of the State of New York, excluding (to the greatest extent a New York court would permit) any rule of Law that would cause the application of the Laws of any jurisdiction other than the State of New York. All Actions arising out of or relating to this Limited Guarantee shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan of the City of New York. The parties hereto hereby (i) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of the City of New York for the purpose of any Action arising out of or relating to this

Limited Guarantee brought by any party hereto, and (ii) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Limited Guarantee may not be enforced in or by any of the above-named courts.

Section 1.14. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Limited Guarantee. Each of the parties hereto (i) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Limited Guarantee, as applicable, by, among other things, the mutual waivers and certifications in this Section 1.14.

Section 1.15. No Third Party Beneficiaries. Except for the rights of Non-Recourse Parties provided hereunder, the parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Limited Guarantee and the Merger Agreement, and this Limited Guarantee is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 1.16. Counterparts. This Limited Guarantee may be signed in any number of counterparts and may be executed and delivered by facsimile, email or electronic transmission in PDF format, and each counterpart shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Limited Guarantee shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Limited Guarantee shall have no effect and no party shall have any right or obligations hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 1.17. Severability. If any term or other provision of this Limited Guarantee is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Limited Guarantee shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party; provided, however, that this Limited Guarantee may not be enforced against any Guarantor without giving effect to the Maximum Amount or the provisions set forth in Section 1.03, Section 1.09 and Section 1.10. No party hereto shall assert, and each party shall cause its respective Related Persons not to assert, that this Limited Guarantee or any part hereof is invalid, illegal or unenforceable. Upon a determination that any term or provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Limited Guarantee so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 1.18. Headings. Headings are used for reference purposes only and do not affect the meaning or interpretation of this Limited Guarantee.

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the next page is the signature page.]

IN WITNESS WHEREOF, the Guarantor has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

INNOVALUE CAPITAL LTD.

By:	/s/ Liu, Tzu-Lien
Name:	Liu, Tzu-Lien
Title:	Director

Acknowledged and agreed as of the date first above written:

ASIAINFO-LINKAGE, INC.

By:	/s/ Davin Mackenzie
Name:	Davin Mackenzie
Title:	Director

[Signature Page to Limited Guarantee]

Annex A

Other Guarantors

Power Joy (Cayman) Limited

CITIC Capital MB Investment Limited

CPEChina Fund, L.P.

Ellington Investments Pte. Ltd.

CBC TMT III Limited

Annex G

PAYMENT AGREEMENT

PAYMENT AGREEMENT dated as of May 12, 2013 (this “Payment Agreement”), by Ellington Investments Pte. Ltd. (the “Obligor”), in favor of AsiaInfo-Linkage, Inc., a Delaware corporation (the “Obligee Party”).

Section 1.01. Payment Agreement.

(a) To induce the Obligee Party to enter into that certain Agreement and Plan of Merger dated as of the date hereof (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Obligee Party, Skipper Limited, a Cayman Islands exempted company with limited liability (“Parent”) and Skipper Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Obligee Party, the Obligor hereby absolutely, unconditionally and irrevocably covenants and agrees with the Obligee Party to pay an amount equivalent to 11.004% (the “Percentage”) of all of the payment obligations of Parent and/or Merger Sub pursuant to Sections 7.17(c), 9.03(c), 9.03(d) and 9.03(e) of the Merger Agreement (collectively, the “Obligations”) in the event that Parent and Merger Sub fail to fulfill their payment obligations of such amount under the Merger Agreement; provided that, notwithstanding anything to the contrary contained in this Payment Agreement, in no event shall the Obligor’s aggregate liability under this Payment Agreement exceed 11.004% of the Obligations less any amount actually paid by Parent or Merger Sub to the Obligee Party in respect of the Obligations multiplied by the Percentage (the “Maximum Amount”). The Obligee Party acknowledges that in the event that Parent and/or Merger Sub has any unsatisfied Obligations, payment of the Obligor’s Percentage of such unsatisfied Obligations by the Obligor (or by any other Person, including Parent and/or Merger Sub, on behalf of the Obligor) whether pursuant to this Payment Agreement or otherwise shall constitute satisfaction in full of the Obligor’s obligation with respect thereto. The Obligor shall not have any obligations or liability to any Person relating to, arising out of or in connection with this Payment Agreement other than as expressly set forth herein, and the parties hereto hereby acknowledge and agree that this Payment Agreement may not be enforced without giving effect to the Maximum Amount and Sections 1.08 and 1.09. Concurrently with the delivery of this Payment Agreement, the parties set forth on Annex A (each an “Other Obligor”) are also entering into payment agreements or similar agreements substantially identical to this Payment Agreement with the Obligee Party. Capitalized terms used but not defined in this Payment Agreement shall have the meanings assigned to such terms in the Merger Agreement. All payments hereunder shall be made in lawful money of the U.S., in immediately available funds. The Obligor shall make all payments hereunder free and clear of any deduction, offset, defense, claim or counterclaim of any kind, except as expressly provided in this Payment Agreement. The Obligor acknowledges that the Obligee Party is entering into the Transactions in reliance upon the execution of this Payment Agreement.

(b) Subject to the terms and conditions of this Payment Agreement, if Parent and/or Merger Sub fails to pay the Obligations when due, then all of the Obligor’s liabilities to the Obligee Party hereunder in respect of such Obligations shall become immediately due and payable and the Obligee Party may, at the Obligee Party’s option, take any and all actions available hereunder or under applicable Law to collect such Obligations from the Obligor (subject to the Maximum Amount). In furtherance of the foregoing, the Obligor acknowledges that the Obligee Party may, in its sole discretion, bring and prosecute a separate action or actions against the Obligor for the full amount of the Obligor’s Percentage of the Obligations (subject to the Maximum Amount), regardless of whether any action is brought against Parent, Merger Sub or any Other Obligor. The Obligor agrees to pay on demand its Percentage of all reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Obligee Party in connection with the enforcement of its rights hereunder, which amounts, if paid, will be in addition to the Obligations and not included within a determination of the Maximum Amount if the Obligor fails or refuses to make any payment to the Obligee Party hereunder when due and payable.

(c) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Payment Agreement were not performed in accordance with its specific terms or were otherwise breached and further agree that the Obligee Party shall be entitled to an injunction, specific performance and other equitable relief against the Obligor to prevent breaches of this Payment Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which it is entitled at Law or in equity, and shall not be required to provide any bond or other security in connection with any such order or injunction. The Obligor further agrees not to oppose the granting of any such injunction, specific performance and other equitable relief on the basis that (x) the Obligee Party has an adequate remedy at Law or (y) an award of an injunction, specific performance or other equitable relief is not an appropriate remedy for any reason at Law or in equity (collectively, the “Prohibited Defense”).

Section 1.02 Nature of Obligation. The Obligee Party shall not be obligated to file any claim relating to the Obligations in the event that Parent and/or Merger Sub becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Obligee Party to so file shall not affect the Obligor’s obligations hereunder. In the event that any payment to the Obligee Party in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Obligor shall remain liable hereunder with respect to such Obligations (subject to the Maximum Amount) as if such payment had not been made. This is an unconditional obligation of payment and not of collectability. The Obligor reserves the right to assert defenses which Parent and/or Merger Sub may have to payment of any Obligations, other than defenses arising from the bankruptcy or insolvency of Parent or Merger Sub and other defenses expressly waived hereby. The Obligee Party shall not be required to proceed against Parent, Merger Sub or any Other Obligor first before proceeding against the Obligor.

Section 1.03. Certain Waivers.

(a) The Obligor agrees that, subject to Section 1.03(d)(i), the Obligee Party may at any time and from time to time, without notice to or further consent of the Obligor, extend the time of payment of any of the Obligations, and may also make any agreement with Parent, Merger Sub and/or any other Person interested in the Transactions for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Obligee Party, Parent, Merger Sub and/or any other Person interested in the Transactions without in any way impairing or affecting the Obligor’s obligations under this Payment Agreement. The Obligor agrees that the obligations of the Obligor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) any failure or delay of the Obligee Party to assert any claim or demand or to enforce any right or remedy against Parent, Merger Sub and/or any other Person interested in the Transactions; (ii) any change in the time, place or manner of payment of the Obligations or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms of the Merger Agreement or any other agreement evidencing, securing or otherwise executed by Parent, Merger Sub and the Obligee Party in connection with the Obligations; (iii) any legal or equitable discharge or release (other than as a result of payment in full of the Percentage of the Obligations in accordance with their terms, a discharge or release of Parent and/or Merger Sub with respect to the Obligations under the Merger Agreement, or defenses to the payment of the Obligations that would be available to Parent and/or Merger Sub under the Merger Agreement) of the Obligor or any Person interested in the Transactions; (iv) any change in the corporate existence, structure or ownership of Parent, Merger Sub and/or any other Person interested in the Transactions; (v) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent, Merger Sub and/or any other Person interested in the Transactions; (vi) any existence of any claim, set-off or other right which the Obligor may have at any time against Parent, Merger Sub, any other Person interested in the Transactions and/or the Obligee Party, whether in connection with the Obligations or otherwise; or (vii) the adequacy of any other means the Obligee Party may have of obtaining repayment of any of the Obligations. To the fullest extent permitted by Law, the Obligor hereby expressly waives any and all rights or defenses arising by reason of any Law which would otherwise require any election of remedies by the Obligee Party. The Obligor waives promptness, diligence, notice of the acceptance of this Payment Agreement and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the incurrence of any Obligations and all other notices of any kind (other than notices to Parent and/or Merger Sub pursuant to the Merger Agreement or notices expressly required to be provided pursuant to this Payment Agreement), all defenses which may be available by virtue of any valuation, stay, moratorium Law or other similar Law now or hereafter in effect, any right to require the marshaling of assets of any other Person interested in the Transactions, and all suretyship defenses generally, including, without limitation, any event, condition or circumstance that might be construed to constitute, an equitable or legal discharge of the Obligor’s obligations hereunder (other than defenses to the payment of the Obligations that are available to Parent and/or Merger Sub under the Merger Agreement or breach by the Obligee Party of this Payment Agreement). The Obligor acknowledges that it will receive substantial direct and indirect benefits from the Transactions and that the waivers set forth in this Payment Agreement are knowingly made in contemplation of such benefits.

(b) The Obligor hereby covenants and agrees that it shall not institute, and shall cause its controlled Affiliates and use its reasonable best efforts to cause its other Affiliates, not to institute, any proceeding asserting (i) the Prohibited Defense or (ii) that this Payment Agreement is illegal, invalid or unenforceable in accordance with its terms, subject to (A) the effects of insolvency, bankruptcy, reorganization or other similar proceedings and (B) general equitable principles (whether considered in a proceeding in equity or at Law).

(c) The Obligee Party hereby covenants and agrees that it shall not institute, directly or indirectly, and shall cause all of its Related Persons (as defined below) not to institute, any proceeding or bring any other claim (whether in tort, contract or otherwise) arising under, or in connection with, the Merger Agreement, the Equity Commitment Letters or the transactions contemplated thereby against the Obligor or any Non-Recourse Party (as defined below), except for claims (i) against Parent and/or Merger Sub under the Merger Agreement pursuant to the terms thereof (and subject to the limitations therein) and (ii) against the Obligor and its permitted assignees under this Payment Agreement pursuant to the terms hereof (and subject to the limitations herein).

(d) Notwithstanding anything to the contrary contained in this Payment Agreement, the Obligee Party hereby agrees that: (i) to the extent Parent and/or Merger Sub are relieved of any of the Obligations or any breach by Parent and/or Merger Sub of the Merger Agreement, (other than by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratium or other similar Laws affecting creditors’ rights generally, or general equity principles (whether considered in a proceeding in equity or at Law)), the Obligor shall be similarly relieved of its obligations under this Payment Agreement, and (ii) the Obligor shall have all defenses to the payment of its obligations under this Payment Agreement (which in any event shall be subject to the Maximum Amount) that would be available to Parent and/or Merger Sub under the Merger Agreement with respect to the Obligations, as well as any defenses in respect of any fraud of the Obligee Party hereunder or any breach by the Obligee Party of any of the terms or provisions of this Payment Agreement.

Section 1.04. No Waiver; Cumulative Rights. No failure on the part of the Obligee Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Obligee Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Obligee Party or allowed it by Law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Obligee Party at any time or from time to time.

Section 1.05. Representations and Warranties. The Obligor hereby represents and warrants to the Obligee Party that:

(a) the Obligor is a legal entity duly organized and validly existing under the Laws of its jurisdiction of organization;

(b) the execution, delivery and performance of this Payment Agreement have been duly authorized by all necessary action and do not contravene (i) any provision of the Obligor’s charter documents, partnership agreement, operating agreement or similar organizational documents or (ii) except as would not reasonably be expected to prevent or adversely affect in any material respect the ability of the Obligor to perform its obligations hereunder, any Law, regulation, rule, decree, order, judgment or contractual restriction binding on the Obligor or its assets;

(c) except as would not reasonably be expected to prevent or adversely affect in any material respect the ability of the Obligor to perform its obligations hereunder, (i) all consents, approvals, authorizations and permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Payment Agreement by the Obligor have been obtained or made and all conditions thereof have been duly complied with, and no other action by and (ii) no notice to or filing with, any governmental authority or regulatory body is required from the Obligor in connection with the execution, delivery or performance of this Payment Agreement;

(d) assuming due execution and delivery of this Payment Agreement by the Obligee Party, this Payment Agreement constitutes a legal, valid and binding obligations of the Obligor enforceable against the Obligor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at Law); and

(e) the Obligor has the financial capacity to pay and perform its obligations under this Payment Agreement, and all funds necessary for the Obligor to fulfill its obligations under this Payment Agreement shall be available to the Obligor for so long as this Payment Agreement shall remain in effect in accordance with Section 1.08 hereof.

Section 1.06 No Assignment. Neither the Obligor nor the Obligee Party may assign its rights, interests or obligations hereunder to any other Person (including by operation of Law) without the prior written consent of the other party hereto; provided, however, that the Obligor may assign all or a portion of its obligations hereunder, without the prior written consent of the Obligee Party, to (i) to any Other Obligor, or (ii) any Affiliate of the Obligor or one or more private equity funds sponsored, managed or advised by any such Affiliate, provided that such assignment shall not relieve the Obligor of any liability or obligations hereunder except to the extent actually performed or satisfied by such assignee. Any attempted assignment in violation of this Section 1.06 shall be null and void.

Section 1.07. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner specified in the Merger Agreement (and shall be deemed given as specified therein) as follows:

If to Ellington Investments Pte. Ltd., to:

Ellington Investments Pte Ltd.

60b Orchard Road, #06-18, Tower 2, The Atrium@Orchard

Singapore 238891

Attention: Mukul Chawla; Yiran Liu

Fax: +65-6828-8961; +86-10-6655-3597

Email: mukul@temasek.com.sg; yiran@temasek.com.sg

with a copy to:

Simpson Thacher & Bartlett

ICBC Tower, 35/F

3 Garden Road

Hong Kong

Attention: Kathryn King Sudol

Facsimile: +1-212-455-2502

or to such other address or facsimile number as the Obligor shall have notified the Obligee Party in a written notice delivered to the Obligee Party in accordance with the Merger Agreement. All notices to the Obligee Party hereunder shall be given as set forth in the Merger Agreement.

Section 1.08. Continuing Obligation. This Payment Agreement shall remain in full force and effect and shall be binding on the Obligor, its successors and assigns until the Obligations have been satisfied in full. Notwithstanding the foregoing, this Payment Agreement will terminate, and be of no further force or effect, immediately following the earliest of (i) the Closing, (ii) the termination of the Merger Agreement in accordance with its terms by mutual consent of the parties thereto or under circumstances in which Parent and Merger Sub do not have any unpaid Obligations, (iii) 30 days following the termination of the Merger Agreement in accordance with its terms under circumstances in which Parent or Merger Sub have any unpaid Obligations unless a claim for such a payment has been made in writing prior thereto and (iv) the date that is twelve (12) months after the date hereof. Notwithstanding the foregoing, (1) the parties hereto acknowledge and agree that this Payment Agreement shall not terminate for so long as a claim made in accordance with clause (iii) above remains unresolved, and (2) in the event that the Obligee Party or any of its controlled Affiliates asserts in any litigation or other proceeding that the provisions of this Payment Agreement limiting the Obligor’s liability to the Maximum Amount are illegal, invalid or unenforceable in whole or in part, or asserts any theory of liability against any Non-Recourse Party or, other than its rights to recover from the Obligor with respect to the Obligations, any Obligor, Parent and/or Merger Sub with respect to the transactions contemplated by the Merger Agreement, then (x) the obligations of the Obligor under this Payment Agreement shall terminate ab initio and be null and void, (y) if the Obligor has previously made any payments under this Payment Agreement, the Obligor shall be entitled to recover such payment(s) and (z) neither Obligor nor any Non-Recourse Party shall have any liability to the Obligee Party with respect to the Merger Agreement and the transactions contemplated thereby, the Financing or under this Payment Agreement.

Section 1.09. No Recourse.

(a) The Obligee Party acknowledges that the sole assets of Parent and Merger Sub are its rights under the Merger Agreement, the Financing Documents and the Facility Agreement, and that no funds are expected to be contributed to either Parent or Merger Sub unless and until the Closing occurs. Notwithstanding anything that may be expressed or implied in this Payment Agreement or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Payment Agreement, the Obligee Party covenants, agrees and acknowledges that no Person (other than the Obligor and any permitted assignees thereof) have any obligations under this Payment Agreement and that, notwithstanding that the Obligor may be a partnership or limited liability company, the Obligee Party has no right of recovery under this Payment Agreement, or any claim based on such obligations against, and no personal liability shall attach under this Payment Agreement to, the former, current or future equity holders, controlling Persons, directors, officers, employees, agents, general or limited partners, managers, members, or Affiliates of the Obligor, any Other Obligor, Parent or Merger Sub, or any former, current or future equity holders, controlling Persons, directors, officers, employees, agents, general or limited partners, managers, members, or Affiliates of any of the foregoing, excluding however the Obligor itself or any permitted assignee thereof under and to the extent provided in this Payment Agreement and subject to the limitations set forth herein (collectively, each of the non-excluded parties, a “Non-Recourse Party”), through Parent and/or Merger Sub or otherwise, whether by or through attempted piercing of the corporate (or limited partnership or limited liability company) veil, by or through a claim by or on behalf of Parent and/or Merger Sub against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any applicable Law, or otherwise, except in each case for its right to recover from the Obligor and any permitted assignees under and to the extent provided in this Payment Agreement and subject to the limitations set forth herein. The Obligee Party acknowledges and agrees that Parent and Merger Sub have no assets other than certain contract rights and cash in a de minimis amount and that no additional funds are expected to be contributed to Parent or Merger Sub unless and until the Closing occurs.

(b) Recourse against the Obligor and its permitted assignees under and pursuant to the terms of this Payment Agreement shall be the sole and exclusive remedy of the Obligee Party and all of its Related Persons against the Obligor and the Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement, the Financing Documents, the Facility Agreement or the transactions contemplated thereby. Nothing set forth in this Payment Agreement shall affect or be construed to affect any liability of Parent and/or Merger Sub to the Obligee Party under the Merger Agreement or otherwise or give or shall be construed to confer or give to any Person other than the Obligee Party any rights or remedies against any Person, except as expressly set forth in this Payment Agreement.

(c) For the purposes of this Payment Agreement, pursuit of a claim against a Person by the Obligee Party or any Related Person of the Obligee Party shall be deemed to be pursuit of a claim by the Obligee Party. A Person shall be deemed to have pursued a claim against another Person if such first Person brings a legal action against such second Person, adds such second Person to an existing legal proceeding or otherwise asserts a legal claim of any nature against such second Person.

(d) For the purposes of this Payment Agreement, the term “Related Person” shall mean, with respect to any Person, any controlled Affiliate of such Person, but shall not include Parent, Merger Sub or any of their controlled Affiliates.

Section 1.10. Release. By its execution of this Payment Agreement, the Obligee Party hereby covenants and agrees that (a) neither the Obligee Party nor any of its Related Persons, and the Obligee Party agrees to the maximum extent permitted by Law, none of its officers, directors, security holders or representatives, has or shall have any right of recovery against the Obligor or any Non-Recourse Party under the Merger Agreement, or the transactions contemplated thereby or otherwise relating thereto, and to the extent that it has or obtains any such right it, to the maximum extent permitted by law, hereby waives (on its own behalf and on behalf of each of the aforementioned Persons) each and every such right against, and hereby releases, the Obligor and each Non-Recourse Party from and with respect to any claim, known or unknown, now existing or hereafter arising, in connection with any transaction contemplated by or otherwise relating to the Merger Agreement, this Payment Agreement or the transactions contemplated thereby or hereby, whether by or through attempted piercing of the corporate (limited partnership or limited liability company) veil, by or through a claim by or on behalf of Parent, Merger Sub or any other Person against any Non-Recourse Party, or otherwise under any theory of law or equity (the “Released Claims”), other than (i) claims against Parent and/or Merger Sub and (ii) claims against the Obligor and its permitted assignees pursuant to this Payment Agreement (subject to the limitations set forth herein) and (b) recourse against the Obligor and its permitted assignees under this Payment Agreement (subject to the limitations set forth herein) shall be the sole and exclusive remedy of the Obligee Party against the Obligor or any Non-Recourse Party (other than Parent and/or Merger Sub) with respect to the Released Claims.

Section 1.11. Amendments and Waivers. No amendment or waiver of any provision of this Payment Agreement will be valid and binding unless it is in writing and signed, in the case of an amendment, by the Obligor and the Obligee Party, or in the case of waiver, by the party against whom the waiver is to be effective. No waiver by any party of any breach or violation of, or default under, this Payment Agreement, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation or default hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 1.12. Entire Agreement. This Payment Agreement constitutes the entire agreement with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, among Parent, Merger Sub and the Obligor or any of their respective Affiliates on the one hand, and the Obligee Party or any of its Affiliates on the other hand.

Section 1.13. Governing Law; Submission to Jurisdiction. This Payment Agreement shall be governed by and construed in accordance with the Laws of the State of New York, excluding (to the greatest extent a New York court would permit) any rule of Law that would cause the application of the Laws of any jurisdiction other than the State of New York. All Actions arising out of or relating to this Payment Agreement shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan of the City of New York. The parties hereto hereby (i) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of the City of New York for the purpose of any Action arising out of or relating to this Payment Agreement brought by any party hereto, and (ii) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Payment Agreement may not be enforced in or by any of the above-named courts.

Section 1.14. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Payment Agreement. Each of the parties hereto (i) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Payment Agreement, as applicable, by, among other things, the mutual waivers and certifications in this Section 1.14.

Section 1.15. No Third Party Beneficiaries. Except for the rights of Non-Recourse Parties provided hereunder, the parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Payment Agreement and the Merger Agreement, and this Payment Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 1.16. Counterparts. This Payment Agreement may be signed in any number of counterparts and may be executed and delivered by facsimile, email or electronic transmission in PDF format, and each counterpart shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Payment Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Payment Agreement shall have no effect and no party shall have any right or obligations hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 1.17. Severability. If any term or other provision of this Payment Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Payment Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party; provided, however, that this Payment Agreement may not be enforced against any Obligor without giving effect to the Maximum Amount or the provisions set forth in Section 1.03, Section 1.09 and Section 1.10. No party hereto shall assert, and each party shall cause its respective Related Persons not to assert, that this Payment Agreement or any part hereof is invalid, illegal or unenforceable. Upon a determination that any term or provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Payment Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 1.18. Headings. Headings are used for reference purposes only and do not affect the meaning or interpretation of this Payment Agreement.

[The remainder of this page has been intentionally left blank;

the next page is the signature page.]

IN WITNESS WHEREOF, the Obligor has caused this Payment Agreement to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

ELLINGTON INVESTMENTS PTE. LTD.

By:	/s/ Ravi Lambah
Name:	Ravi Lambah
Title:	Authorised Signatory

Acknowledged and agreed as of the date first above written:

ASIAINFO-LINKAGE, INC.

By:	/s/ Davin Mackenzie
Name:	Davin Mackenzie
Title:	Director

[Signature Page to Payment Agreement]

Annex A

Other Obligors

Power Joy (Cayman) Limited

CPEChina Fund, L.P.

CITIC Capital MB Investment Limited

CBC TMT III Limited

InnoValue Capital Ltd.

Annex H

FINANCIAL ADVISOR OPINION

Goldman Sachs (Asia) L.L.C. (a Delaware, USA limited liability company)

68th Floor | Cheung Kong Center | 2 Queen’s Road Central | Hong Kong

Tel: (852) 2978-1000 | Fax: (852) 2978-0440

PERSONAL AND CONFIDENTIAL

May 12, 2013

Special Committee of the Board of Directors

Asialnfo-Linkage, Inc.

4/F, Zhongdian Information Tower No.6

Zhongguancun South Street

Haidian District, Beijing, China 100086

Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than Skipper Limited (“Skipper”), the Rollover Stockholders (as defined in the Agreement (as defined below)), the Sponsors (as defined below) and their respective affiliates, collectively, the “Excluded Persons”) of the outstanding shares of common stock, par value $0.01 per share (the “Shares”), of Asialnfo-Linkage, Inc. (the “Company”) of the $12.00 per Share in cash to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of May 12, 2013 (the “Agreement”), by and among Skipper, Skipper Acquisition Corporation, a wholly-owned subsidiary of Skipper (“Acquisition Sub”) and the Company.

Goldman Sachs (Asia) L.L.C. and its affiliates (collectively, “Goldman Sachs”) are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs (Asia) L.L.C. and its affiliates and employees, and funds or other entities in which they invest or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Skipper, any of their respective affiliates or any of the respective affiliates and portfolio companies of Power Joy (Cayman) Limited, CITIC Capital (Tianjing) Equity Investment Limited Partnership, CPEChina Fund, L.P., Ellington Investments Pte. Ltd. (“Temasek”), Al Gharrafa Investment Company (“Qatar Investment”), AlpInvest Partners Co-Investments 2011 II C.V., AlpInvest Partners Co-Investments 2012 I C.V., AlpInvest Partners Co-Investments 2012 II C.V. (collectively, “AlpInvest”), CBC TMT III Limited, InnoValue Capital Ltd. (each a “Sponsor”), each of which is a party to an Equity Commitment Letter (as defined in the Agreement), or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”) for the accounts of Goldman Sachs (Asia) L.L.C. and its affiliates and employees and their customers. We have acted as financial advisor to the Special Committee of the Board of Directors of the Company (the “Special Committee”) in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We also have provided certain investment banking services to Temasek and its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunning manager with respect to a public offering of 538,962,054 shares of CitySpring Infrastructure Trust, a portfolio company of affiliates of Temasek, pursuant to

Goldman Sachs (Asia) L.L.C. (a Delaware, USA limited liability company)

68th Floor | Cheung Kong Center | 2 Queen’s Road Central | Hong Kong

Tel: (852) 2978-1000 | Fax: (852) 2978-0440

Special Committee of the Board of Directors Asiainfo-Linkage, Inc. May 12, 2013 Page 2

a rights issuance in September 2011; as financial advisor to Global Crossing Limited, which at the time was a portfolio company of an affiliate of Temasek, in connection with its sale in October 2011; and as joint bookrunning manager with respect to the public offering of 2.375% Notes due 2023 (aggregate principal amount of $1,200,000,000) and 3.375% Notes due 2042 (aggregate principal amount of $500,000,000) by Temasek Financial (I) Limited and guaranteed by Temasek in July 2012. We also have provided certain investment banking services to AlpInvest and its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunning manager with respect to a public offering of 34,500,000 shares of common stock of Nielsen Holdings N.V., a portfolio company of AlpInvest, in March 2012. We also have provided certain investment banking services to affiliates of Qatar Investment and their portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation. We may also in the future provide investment banking services to the Company, Skipper, the Sponsors and their respective affiliates and portfolio companies for which our Investment Banking Division may receive compensation. Affiliates of Goldman Sachs (Asia) L.L.C. also may have co-invested with certain of the Sponsors and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of certain of the Sponsors from time to time and may do so in the future.

In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended December 31, 2011, certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management as approved for our use by the Special Committee (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies of which the securities are publicly traded; reviewed the financial terms of certain recent business combinations in the Chinese telecom service industry and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

Goldman Sachs (Asia) L.L.C. (a Delaware, USA limited liability company)

68th Floor | Cheung Kong Center | 2 Queen’s Road Central | Hong Kong

Tel: (852) 2978-1000 | Fax: (852) 2978-0440

Special Committee of the Board of Directors Asiainfo-Linkage, Inc. May 12, 2013 Page 3

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than the Excluded Persons) of Shares, as of the date hereof, of the $12.00 per share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $12.00 per share to be paid to the holders of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company or Skipper or the ability of the Company or Skipper to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Special Committee in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $12.00 per Share in cash to be paid to the holders (other than the Excluded Persons) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

GOLDMAN SACHS (ASIA) L.L.C.

By:	/s/ Raghav Maliah
Name: Raghav Maliah
Title: Managing Director

Annex I

DELAWARE GENERAL CORPORATION LAW SECTION 262

Appraisal rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex J

DIRECTORS AND EXECUTIVE OFFICERS OF EACH FILING PERSON

AsiaInfo-Linkage, Inc.: Set forth below for each director and executive officer of the Company is his respective present principal occupation or employment, the name of the corporation or other organization in which such occupation or employment is conducted and the five-year employment history of each such director and executive officer. None of the Company or any of the Company’s directors or executive officers has, during the past five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). None of the Company nor any of the Company’s directors or executive officers listed below has, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Directors of AsiaInfo-Linkage, Inc.

Jian (James) Ding. Mr. Ding served as the Chairman of our Board between April 2003 and July 2010, has served as a Co-Chairman of our Board since July 2010, and has served as a member of our Board since our inception. Mr. Ding is currently a general partner of GSR Ventures, a venture capital fund, a role in which he has served since June 2005. He has served as an independent director of Baidu.com, Inc., a Chinese Internet search company, since August 2005, a director of NetQin Mobile Inc., an NYSE-listed software-as-a-service provider of consumer-centric mobile Internet services, since June 2007, and an independent director of Huayi Brothers Media Corporation, a ChiNext Shenzhen-listed company, since March 2011. He has also served as Chairman of the Board of United ITV, Inc., a provider of distribution and marketing channels in China, from September 2004 to December 2012. He served as our Chief Executive Officer from May 1999 until April 2003, as our Senior Vice President for Business Development and Chief Technology Officer from 1997 to 1999, and as our Senior Vice President and Chief Technology Officer from 1993 to 1997. Mr. Ding received an M.S. in Information Science from the University of California, Los Angeles and is a graduate from the Executive Program of Haas Business School at University of California, Berkeley. Mr. Ding is a citizen of the Hong Kong SAR.

Yungang Lu. Mr. Lu has served as a member of our Board since July 2004. Mr. Lu is now Managing Director of Seres Asset Management Limited, an investment manager based in Hong Kong, where he has served since August 2009. Mr. Lu also serves as a board director of the following listed companies: China Techfaith Wireless Communication Technology Ltd., a handheld device company in China, China Biologic Products Inc., a biopharmaceutical company, and China Cord Blood Corporation, a provider of cord blood storage services in China. From 2004 to July 2009, Mr. Lu was a Managing Director of APAC Capital Advisors Limited, a Hong Kong-based investment manager specializing in Greater China equities. Mr. Lu was a research analyst with Credit Suisse First Boston (Hong Kong), a financial services company, from 1998 to 2004, where his last position was the head of China Research. Before moving to Credit Suisse, he worked as an equity analyst focused on regional infrastructure at JP Morgan Securities Asia, a financial services company, in Hong Kong. Mr. Lu received a B.S. in Biology from Beijing University, an M.S. in Biochemistry from Brigham Young University and a Ph.D. in Finance from the University of California, Los Angeles. Mr. Lu is a citizen of the PRC.

Libin Sun. Mr. Sun has been our Executive Co-Chairman and a member of our Board since July 2010. Mr. Sun founded and served as the Chairman of the Board of Linkage Technologies International Holdings Limited, or Linkage, a telecommunications software company in China, where he also served as its Chief Executive Officer from January 2009 to July 2010 and its President from 1997 to January 2007. Mr. Sun has over 20 years of experience in the software and electronics industries and has been a member of the Standing Committee of Jiangsu Software Industry Association since 2005 and the Director General of the Nanjing Software Export Association since 2003. Mr. Sun received a B.S. in precision electron-machinery engineering from Northwest Telecommunication Engineering College and an M.B.A. from China Europe International Business School. Mr. Sun is a citizen of the PRC.

Sean Shao. Mr. Shao has been a member of our Board since July 2010. Mr. Shao currently serves as (i) independent director and chairman of the audit committee of: UTStarcom Holdings Corp., a provider of broadband equipment and solutions listed on The NASDAQ Stock Market, or Nasdaq, since October 2012; Xueda Education Group, a Chinese personalized tutoring services company listed on the NYSE, since March 2010; China Biologic Products, Inc., a biopharmaceutical company listed on Nasdaq, since July 2008 and Yongye International, Inc., a Chinese agricultural company listed on Nasdaq, since April 2009; and (ii) independent director and chairman of the nominating committee of Agria Corporation, a Chinese agricultural company listed on the NYSE since November 2008. He served as the chief financial officer of Trina Solar Limited from 2006 to 2008. In addition, Mr. Shao served from 2004 to 2006 as the chief financial officer of ChinaEdu Corporation, an educational service provider, and of Watchdata Technologies Ltd., a Chinese security software company. Prior to that, Mr. Shao worked at Deloitte Touche Tohmatsu CPA Ltd. (now Deloitte Touche Tohmatsu Certified Public Accountants LLP) for approximately a decade. Mr. Shao received his master’s degree in health care administration from the University of California at Los Angeles in 1988 and his bachelor’s degree in art from East China Normal University in 1982. Mr. Shao is a member of the American Institute of Certified Public Accountants. Mr. Shao is a citizen of Canada.

Davin A. Mackenzie. Mr. Mackenzie has served as a member of our Board since August 2004. Mr. Mackenzie has served as a consultant for Greater China in the Beijing office of Spencer Stuart, an executive search consulting firm, since February 2012. Mr. Mackenzie has served as a director and a member of the Audit Committee of Mecox Lane Limited, an online platform for apparel and accessories in China, since October 2011. He has served as a director and a member of the Audit Committee of The9 Limited, an online gaming company, since September 2005. He previously founded and served as the Managing Director of Telopea Capital Limited, an investment advisory firm, from December 2009 to February 2012. From April 2008 to December 2009, Mr. Mackenzie was the Managing Director and Beijing Office Chief Representative of Arctic Capital Limited, a private equity firm focused on Asian growth capital and mid-market buyout investments. From September 2000 to March 2008, he was a Managing Director of Peak Capital, a boutique private equity firm focused on Greater China. Prior to Peak Capital, Mr. Mackenzie served for seven years with the International Finance Corporation, the private investment arm of the World Bank, including four years as the Country Manager for China and Mongolia. Prior to the IFC, Mr. Mackenzie served as a senior associate at Mercer Management Consulting, a business consulting firm, in Washington, D.C., and as a manager in the First National Bank of Boston, an international bank, in Taipei, Taiwan. Mr. Mackenzie received a B.A. in Government from Dartmouth College, an M.A. in International Studies from the University of Pennsylvania, and an M.B.A. from the Wharton School at the University of Pennsylvania. He has also completed the World Bank Executive Development Program at the Harvard Business School. Mr. Mackenzie is a citizen of the United States.

Thomas J. Manning. Mr. Manning has been a member of our Board since October 2005. Mr. Manning is a Lecturer in Law at the University of Chicago Law School, where he teaches courses on corporate governance, private equity and U.S.-China policy. He also acts as a corporate board director and advisor and currently serves as an independent non-executive director of three public companies: iSoftStone Information Technology (Group) Co., Ltd., an IT outsourcing company in China, which is listed on the NYSE (since December 2010); Clear Media Limited (HKSE), a leading outdoor media company in China (since October 2012); and Dun & Bradstreet (NYSE), the global leader in corporate information (since June 2013). He has also served as an independent non-executive director of Gome Electrical Appliances Company, a large retailer in China listed on the Hong Kong Stock Exchange, or HKSE, between May 2007 and June 2012. From August 2004 to August 2010, Mr. Manning served as an independent non-executive director of Bank of Communications, a large commercial bank in China and a HKSE-listed company, where he chaired the compensation committee. Mr. Manning served as the Chief Executive Officer of Cerberus Asia Operations & Advisory Limited, a subsidiary of Cerberus Capital Management, a global private equity firm, between April 2010 and June 2012, and the Chief Executive Officer of Indachin Limited, a venture management firm based in Hong Kong, from October 2005 to March 2009; Chairman of China Board Directors Limited, a board advisory firm based in Hong Kong, from August 2005 to April 2010; and a director of Bain & Company, where he was a member of Bain’s China Board and head of Bain’s information technology strategy practice in the Silicon Valley and Asia from August 2003 to January

2005. Mr. Manning served as Global Managing Director of the Strategy & Technology Business of Capgemini, Chief Executive Officer of Capgemini Asia Pacific, and Chief Executive Officer of Ernst & Young Consulting Asia Pacific, where he led the development of consulting and IT service and outsourcing businesses across Asia from June 1996 to January 2003. Early in his career, Mr. Manning was with McKinsey & Company from August 1979 to September 1985, where he developed a corporate strategy practice for medical industry clients, and Buddy Systems, Inc. a telemedicine company he founded and led from September 1985 to September 1991. He received a bachelor’s degree in East Asian Studies from Harvard University and an M.B.A. from the Graduate School of Business of Stanford University. Mr. Manning is a citizen of the United States.

Suning (Edward) Tian. Dr. Tian has served as a member of our Board since our inception. Dr. Tian is the founder and has been the Chairman of China Broadband Capital Partners, L.P., one of the first Chinese TMT sector focused private equity funds since February 2006. Dr. Tian has also served as an independent director of MasterCard Incorporated, a credit card company, since April 2006, a senior advisor of Kohlberg Kravis Roberts & Co., a private equity firm, since November 2006, an independent director of Lenovo Group Limited since August 2007, a nonexecutive director of Media China Limited (formerly Asian Union New Media (Group) LTD), a media company and satellite channel operator in China, since January 2008 and an independent director of Taikang Life Insurance Company Limited, a Chinese life insurance company, since July 2008. From April 2002 to May 2006, he served as Chief Executive Officer of China Netcom (Group) Company Limited (formerly China Netcom Corporation Ltd.), a Chinese telecommunications provider, and Vice President of China Network Communication Group Corporation, a Chinese telecommunications provider. His other directorships include serving as a Director of China Netcom Group between 2001 and May 2006 and Vice Chairman of PCCW Limited, a telecommunications holding company, from April 2005 to March 2007. Prior to joining China Netcom Group in 2002, Dr. Tian and Jian (James) Ding co-founded our company in 1993 and Dr. Tian served as our President through May 1999. Dr. Tian received an M.S. from the Graduate School of the Chinese Academy of Science in Beijing and a Ph.D. in Environmental Management from Texas Tech University. Dr. Tian is a citizen of the PRC.

Xiwei Huang. Dr. Huang has served as a member of our Board since July 2010. Dr. Huang served as our Chief Operating Officer from July 2010 to March 2011. Since April 2011, Dr. Huang has served as the President and Executive Director of Nanjing King-friend Biochemical Pharmaceutical Co., Ltd, a medicine production company in China. Dr. Huang served as a member of the board of directors and Senior Vice President of Linkage from January 2004 to July 2010, where he also served as its Chief Operating Officer and Chief Accounting Officer from January 2009 to July 2010 and as its Vice President overseeing technology from October 1998 to December 2003. Dr. Huang received a B.S. in Electrical Engineering from Nanjing University of Science and Technology, an M.S. in Signal and Information Processing from Nanjing University of Posts and Telecommunications, and a Ph.D. in Information and Electrical Systems from Shanghai Jiaotong University. Dr. Huang is a citizen of the PRC.

Steve Zhang. Mr. Zhang has been our President and Chief Executive Officer, as well as a member of our Board, since May 2005. Mr. Zhang joined us in December 1999 as Vice President for Software and went on to hold several prominent positions with us, including head of our Software Products Strategic Business Unit, General Manager of our Operations Support Systems Strategic Unit, as well as Chief Technology Officer and Acting General Manager of our China Mobile Customer Account. Mr. Zhang served as President and CEO of AsiaInfo-Linkage Technologies (China), Inc., our wholly owned subsidiary, and also served as legal representative in certain of our subsidiaries. During the ten years before he joined us, Mr. Zhang worked for several successful companies in Silicon Valley, including Blue Martini Software, Inc., Hyperion Solutions, Inc., Arbor Software, Versant Object Technology, Inc. and Sun Microsystems. Mr. Zhang received an M.S. in Computer Science from Rice University and a Doctorate in Information Science from the University of Pisa, Italy. Mr. Zhang is a citizen of the United States.

Executive Officers of AsiaInfo-Linkage, Inc. (other than Steve Zhang and Libin Sun)

Jun (Michael) Wu. Mr. Wu has been our Executive Vice President and Chief Financial Officer since August 2010. Prior to joining us, Mr. Wu served as the Chief Financial Officer of iSoftStone Information Technology (Group) Co., Ltd., an China based IT outsourcing company listed on the NYSE, from March 2008 to August 2010. From May 2006 to March 2008, Mr. Wu served as the Vice President of Finance of HuaWei Technologies, a telecommunications solutions provider in China, where he was responsible for corporate investment, treasury and taxation, planning and reporting, and worldwide financial operation. From March 1997 to July 2005, Mr. Wu was with Lucent Technologies China, the subsidiary of Lucent Technologies Inc., where he led the finance, accounting, contract management and information system functions, and his last position was the Chief Financial Officer of Lucent China. Prior to joining Lucent Technologies, Mr. Wu held various financial management positions with SAP (China) Co. Ltd., and Walls (China) Co. Ltd., a joint venture under Unilever. Mr. Wu holds a Master of Business Administration from the City University, Seattle, Washington and is an accounting graduate from the University of International Business and Economics. Mr. Wu is a citizen of the PRC.

Yadong Jin. Mr. Jin has been our Executive Vice President and Chief Technology Officer since December 2011, and has also served as our General Manager of Marketing since November 2008. Prior to joining us, Mr. Jin served as the Consultation Director of Hewlett-Packard Development Company from January 2005 to November 2008. Mr. Jin received bachelor’s and master’s degrees in Computer Science from Nanjing University. Mr. Jin is a citizen of the PRC.

Guoxiang Liu. Mr. Liu has been our Executive Vice President since July 2010. Prior to joining us, Mr. Liu served as a member of the board of directors of Linkage from 2004 to July 2010, where he also served as its President from January 2007 to July 2010, as its Senior Vice President overseeing its sales operations from 2004 to January 2007, as its Vice President overseeing its technology center from 1998 to 2004, and as a manager from 1997 to 1998. From 1986 to 1997, Mr. Liu worked as a researcher and lecturer in the computer science department at Nanjing University of Post and Telecommunications. Mr. Liu received a B.S. in Computer Science from Fudan University. Mr. Liu is a citizen of the PRC.

Skipper Limited: Set forth below for each director of Parent is his present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. As of the date hereof, Parent does not have any executive officers. During the past five years, neither Parent nor any of its directors has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither Parent nor any of its directors has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors of Skipper Limited

Brian Joseph Doyle. Mr. Doyle is a founding Managing Partner of CITIC Capital Partners Limited (“CCPL”) and has been with the firm since its establishment in 2002. His business address is Unit 4101, CITIC Square, 1168 Nanjing West Road, Shanghai, 200041, China. Mr. Doyle is a citizen of the United States.

Chan Kai Kong. Mr. Chan is the Chief Financial Officer and a Senior Managing Director of CITIC Capital Holdings Limited (“CCHL”) and has been with the firm since 2005. His business address is 28/F CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong. Mr. Chan is a citizen of Singapore.

Yuesheng Xin. Mr. Xin is a Managing Director of CCHL and has been with the firm since 2002. His business address is 28/F CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong. Mr. Xin is a citizen of Hong Kong SAR.

Skipper Acquisition Corporation: Set forth below for each director and executive officer of Merger Sub is his present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. During the past five years, neither Merger Sub nor any of its directors or executive officers has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither Merger Sub nor any of its directors or executive officers has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors of Skipper Acquisition Corporation

Chan Kai Kong. See “Skipper Limited—Directors of Skipper Limited” beginning on page J-4 for additional information about Mr. Chan.

Executive Officers of Skipper Acquisition Corporation

Brian Joseph Doyle. Mr. Doyle is the President of Merger Sub. See “Skipper Limited—Directors of Skipper Limited” beginning on page J-4 for additional information about Mr. Doyle.

Venus Lam. Ms. Lam is the Secretary of Merger Sub. Ms. Lam is a Manager of Fund Administration at CCPL and has been with the firm since 2008. Her business address is 28/F CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong. Ms. Lam is a citizen of the Hong Kong SAR.

Skipper Holdings Limited: Set forth below for each director of Holdco is his present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. As of the date hereof, Holdco does not have any executive officers. During the past five years, neither Holdco nor any of its directors has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither Holdco nor any of its directors has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors of Skipper Holdings Limited

Brian Joseph Doyle. See “Skipper Limited—Directors of Skipper Limited” beginning on page J-4 for additional information about Mr. Doyle.

Chan Kai Kong. See “Skipper Limited—Directors of Skipper Limited” beginning on page J-4 for additional information about Mr. Chan.

Yuesheng Xin. See “Skipper Limited—Directors of Skipper Limited” beginning on page J-4 for additional information about Mr. Xin.

Skipper Investment Limited. Set forth below for each director of CCP Co-Investment Co is his present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. As of the date hereof, CCP Co-Investment Co does not have any executive officers. During the past five years, neither CCP Co-Investment Co nor any of its directors has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither CCP Co-Investment Co nor any of its directors has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors of Skipper Investment Limited

Chan Kai Kong. See “Skipper Limited—Directors of Skipper Limited” beginning on page J-4 for additional information about Mr. Chan.

Power Joy (Cayman) Limited: Set forth below for each director of Power Joy is his present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. As of the date hereof, Power Joy does not have any executive officers. During the past five years, neither Power Joy nor any of its directors has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither Power Joy nor any of its directors has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors of Power Joy (Cayman) Limited

Brian Joseph Doyle. See “Skipper Limited—Directors of Skipper Limited” beginning on page J-4 for additional information about Mr. Doyle.

Chan Kai Kong. See “Skipper Limited—Directors of Skipper Limited” beginning on page J-4 for additional information about Mr. Chan.

Rikizo Matsukawa. Mr. Matsukawa is a Managing Director of CCPL and has been with the firm since 2006. His business address is 10/F Hirakawacho Mori Tower, 2-16-1 Hirakawacho, Chiyoda-ku, Tokyo 102-0093, Japan. Mr. Matsukawa is a citizen of Japan.

The sole shareholder of Power Joy is CITIC Capital China Partners II, L.P., a Cayman Islands limited partnership (“CITIC CCP II”). The general partner of CITIC CCP II is CCP II GP Ltd., a Cayman Islands company (“CCP II”). CITIC CCP II is principally engaged in the business of investment, and CCP II is principally engaged in managing CITIC CCP II and its investments. The principal business address and telephone number for each of CITIC CCP II and CCP II is c/o CITIC Capital Partners Management Limited, 28th Floor CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong, +852-3710-6888. As of the date hereof, CITIC CCP II does not have any directors or executive officers, and CCP II does not have any executive officers. During the past five years, neither CITIC CCP II, CCP II nor any of its directors has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither CITIC CCP II, CCP II nor any of its directors has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors of CCP II GP Ltd.

Brian Joseph Doyle. See “Skipper Limited—Directors of Skipper Limited” beginning on page J-4 for additional information about Mr. Doyle.

Chan Kai Kong. See “Skipper Limited—Directors of Skipper Limited” beginning on page J-4 for additional information about Mr. Chan.

Rikizo Matsukawa. See “Power Joy (Cayman) Limited—Directors of Power Joy (Cayman) Limited” beginning on page J-6 for additional information about Mr. Matsukawa.

CITIC Capital MB Investment Limited. Set forth below for each director of CITIC Capital MB is his present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. As of the date hereof, CITIC Capital MB does not have any executive officers. During the past five years, neither CITIC Capital MB nor any of its directors has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither CITIC Capital MB nor any of its directors has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors of CITIC Capital MB Investment Limited

Zhang Yichen. Mr. Zhang is the Chief Executive Officer of CCHL and has been with the firm since its establishment in 2002. His business address is 28th Floor CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong. Mr. Zhang is a citizen of the Hong Kong SAR.

Chan Kai Kong. See “Skipper Limited—Directors of Skipper Limited” beginning on page J-4 for additional information about Mr. Chan.

Wang Fanglu. Mr. Wang is a Senior Managing Director of CCHL and the Chief Investment Officer of CITIC Kazyna Fund I. Mr. Wang has been with CCHL since 2004. His business address is 28th Floor CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong. Mr. Wang is a citizen of the PRC.

Pan Hongyan. Mr. Pan is a Director of Structured Investment and Finance Group Department of CCHL and has been with the firm since its establishment in 2002. His business address is Suites 4101-02, 4104 & 4106-08, 41/F, CITIC Square, 1168 West Nan Jing Road, Jingan District, Shanghai 200041, China. Mr. Pan is a citizen of the PRC.

CITIC Capital (Tianjin) Equity Investment Limited Partnership: As of the date hereof, RMB Fund does not have any directors or executive officers. During the past five years, RMB Fund has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, RMB Fund has not been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

The general partner of RMB Fund is CITIC Capital (Tianjin) Investment Management Limited Partnership, a PRC limited partnership (“CITIC Capital Tianjin Management”), which is principally engaged in the business of investment management. The general partner of CITIC Capital Tianjin Management is Tianjin Yuebo Investment Consultancy Company Limited, a PRC company with limited liability (“Tianjin Yuebo”), which is principally engaged in the business of investment consultation. The principal address and telephone number for each of CITIC Capital Tianjin Management and Tianjin Yuebo is c/o CITIC Capital Partners Management Limited, 28th Floor CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong, +852 3710-6888. As of the date hereof, CITIC Capital Tianjin Management does not have any directors or executive officers, and Tianjin Yuebo does not have any executive officers. During the past five years, neither CITIC Capital Tianjin Management, Tianjin Yuebo nor any of its directors has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither CITIC Capital Tianjin Management, Tianjin Yuebo nor any of its directors has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Director of Tianjin Yuebo Investment Consultancy Company Limited

Zeng Zhijie. Mr. Zeng is a Senior Managing Director of CCHL and Head of CCHL’s Venture Group. Mr. Zeng has been with the firm since 2008. Prior to that, Mr. Zeng served as a Managing Director of Walden International since 2001, for which he was mainly responsible for venture investments in China. Mr. Zeng is a citizen of the PRC.

CPEChina Fund L.P.: Set forth below for each director and executive officer of CPEChina is his or her present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. During the past five years, neither CPEChina nor any of its directors or executive officers has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither CPEChina nor any of its directors or executive officers has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors and Executive Officers of CPEChina Fund L.P.

Changqing Ye. Mr. Ye is a managing director of CITIC PE Advisors (Hong Kong) Limited (“CITIC PE Advisors HK”) and has held positions with various other entities affiliated with CITIC PE Advisors HK since February 2011. From July 1992 to February 2011, Mr. Ye worked for PricewaterhouseCoopers in China and in the UK, and as a partner of PricewaterhouseCoopers in China between July 2004 and February 2011. Mr. Ye is a citizen of the PRC.

Hongyu Duan. Ms. Duan is a managing director of CITIC PE Investment (Hong Kong) Limited and has held positions with various other entities affiliated with CITIC PE Advisors HK since April 2012. From August 1998 to April 2009, Ms. Duan worked for Merrill Lynch Asia Pacific, as a director between 2004 and April 2009. From February 2010 to March 2011, Ms. Duan worked for PIMCO Asia Limited as a senior account manager. From April 2011 to March 2012, Ms. Duan was self-employed. Mr Duan is a citizen of the Hong Kong SAR.

Ching Nar Cindy Chan. Ms. Chan is the vice president and chief financial officer of CITIC PE Advisors HK and has occupied this position since she joined CITIC PE Advisors HK in July 2010. From August 2009 to June 2010, Ms. Chan was self-employed and provided part time consulting services relating to the watch industry for Yu Hing International Enterprise Limited. From July 2008 to July 2009, Ms. Chan worked for FIL Capital Management (HK) Limited, a wholly owned subsidiary of Fidelity, as Chief Financial Officer. Ms. Chan’s job duties as Chief Financial Officer included deal support, fund accounting and tax, and facilitating monitoring and reporting processes, for China and India. From November 2006 to July 2008, Ms. Chan worked for 3i Asia Pacific plc as Asia Financial Controller. Ms. Chan is a citizen of Australia.

The general partner of CPEChina is CITIC PE Associates, L.P. (“CITIC PE Associates”), a Cayman Islands exempted limited partnership, and the general partner of CITIC PE Associates is CITIC PE Funds Limited, a Cayman Islands exempted company. Both CITIC PE Associates and CITIC PE Funds Limited are principally engaged in the business of investment. The principal business address and telephone number for each of CITIC PE, CITIC PE Associates and CITIC PE Funds Limited is PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, +1 345 949 8066.

Qatar Holding LLC. Set forth below for each director and executive officer of Qatar Holding LLC (“QH”) is his present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director and executive officer. During the past five years, neither QH nor any of its directors or executive officer has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither QH nor any of its directors or executive officer has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors and Executive Officer of Qatar Holding LLC

H.E. Sheikh Hamad Bin Jassim Bin Jabor Al-Thani. Sheikh Hamad is Chairman of the Board of Directors of QH. During the five year period ending July 7, 2013, Sheikh Hamad served as the Deputy Chairman and Chief Executive Officer of the Qatar Investment Authority (“QIA”) and the Prime Minister and Minister of Foreign Affairs of the State of Qatar. His business address is: Q-Tel Tower, 8th Floor, Diplomatic Area Street, West Bay, P.O. Box 23224, Doha, Qatar. Sheikh Hamad is a citizen of Qatar.

H.E. Sheikh Abdulla Saoud Al-Thani. Sheikh Abdulla is a member of the boards of directors of QIA and QH and the Governor of the Qatar Central Bank and has occupied these positions for the past five years. His business address is: Q-Tel Tower, 8th Floor, Diplomatic Area Street, West Bay, P.O. Box 23224, Doha, Qatar. Sheikh Abdulla is a citizen of Qatar.

H.E. Ahmad Mohamed Al-Sayed. Mr. Al-Sayed has been the Chief Executive Officer of the QIA since July 7, 2013 and a Minister of State of Qatar since May 12, 2013, and for the past 5 years has been the Managing Director, Chief Executive Officer and a member of the board of directors of QH. His business address is: Q-Tel Tower, 8th Floor, Diplomatic Area Street, West Bay, P.O. Box 23224, Doha, Qatar. Mr. Al-Sayed is a citizen of Qatar.

H.E. Yousef Hussain Kamal. Mr. Kamal is a member of the Board of Directors of QH and the Chairman of the Qatar Financial Centre Authority and has occupied this position for the past five years. During the five year period ending July 7, 2013, Mr. Kamal served as a member of the board of directors of QIA and was Minister of Economy and Finance of the State of Qatar. During the five year period ending July 7, 2013, Mr. Kamal served as Chairman of the Qatar National Bank and during the five year period ending July 17, 2013, Mr. Kamal served as a director of Qatari Diar. His business address is: Q-Tel Tower, 8th Floor, Diplomatic Area Street, West Bay, P.O. Box 23224, Doha, Qatar. Mr. Kamal is a citizen of Qatar.

H.E. Dr. Hussain Ali Al-Abdulla. Dr. Al-Abdulla has been a Minister of State of Qatar since May 12, 2013, and for the past 5 years has been a member of the board of directors of QIA, the Vice Chairman of QH and the Chairman of Masraf Al-Rayan (Qatar). His business address is: Q-Tel Tower, 8th Floor, Diplomatic Area Street, West Bay, P.O. Box 23224, Doha, Qatar. Dr. Al-Abdulla is a citizen of Qatar.

Al Gharrafa Investment Company: Set forth below for each director of Al Gharrafa is his present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. Al Gharrafa does not have any executive officers. During the past five years, neither Al Gharrafa nor any of its directors has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither Al Gharrafa nor any of its directors has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors of Al Gharrafa Investment Company

Omer Abdulaziz H A Al-Marwani. Mr. Al-Marwani is the Acting Chief Operating Officer and Director of Finance Department of QH. Mr. Al-Marwani was the Acting Director of Finance of QH from November 2006 to December 2011, and has been the Acting Chief Operating Officer of QH since December 2012 and the Director of Finance Department of QH since December 2011. His business address is: Q-Tel Tower, 8th Floor, Diplomatic Area Street, West Bay, P.O. Box 23224, Doha, Qatar. Mr. Al-Marwani is a citizen of Qatar.

Khalifa Jassim M A Al-Kuwari. Mr. Al-Kuwari is a Consultant to the Office of the CEO of QH. Mr. Al Kuwari was the Senior Accountant of QH from April 2007 to December 2009, the Deputy Chief Operating Officer of QH from January 2010 to May 2010 and the Acting Chief Operating Officer of QH from May 2010 to November 2012, and has been the Consultant to the Office of the CEO of QH since November 2012. His business address is: Q-Tel Tower, 8th Floor, Diplomatic Area Street, West Bay, P.O. Box 23224, Doha, Qatar. Mr. Al-Kuwari is a citizen of Qatar.

Muhammad Ali Ridzwan Bin Yusof. Mr. Bin Yusof is the Director of Financing and Corporate Affairs of QH. Mr. Bin Yusof was the Risk Analyst of QH from January 2007 to December 2011 and has been the Director of Financing and Corporate Affairs of QH since December 2011. His business address is: Q-Tel Tower, 8th Floor, Diplomatic Area Street, West Bay, P.O. Box 23224, Doha, Qatar. Mr. Bin Yusof is a citizen of Malaysia.

Ellington Investments Pte. Ltd.: Set forth below for each director of Ellington is his or her present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. Ellington does not have any executive officers. During the past five years, neither Ellington nor any of its directors has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither Ellington nor any of its directors or executive officers has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors of Ellington Investments Pte. Ltd.

Bee Kheng Goh. Ms. Goh is a Director of Ellington and Managing Director, Finance of Temasek International Pte. Ltd. and has been with Temasek International Pte. Ltd. since 2008. Her business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Ms. Goh is a citizen of Singapore.

Weng Chuen Poy. Mr. Poy is a Director of Ellington and Director, Finance of Temasek International Pte. Ltd. and has been with Temasek International Pte. Ltd. since 2006. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Poy is a citizen of Singapore.

Seow Ling Seah. Ms. Seah is a Director of Ellington and Director, Value Management of Temasek International Pte. Ltd. and has been with Temasek International Pte. Ltd since 2005. Her business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Ms. Seah is a citizen of Singapore.

The sole shareholder of Ellington is Bartley Investments Pte. Ltd. (“Bartley”), a Singapore corporation, which is principally engaged in the business of investment holding. The sole shareholder of Bartley is Tembusu Capital Pte. Ltd. (“Tembusu”), a Singapore corporation, which is principally engaged in the business of investment holding. Set forth below for each director of Bartley and Tembusu is his or her present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. Bartley and Tembusu do not have any executive officers. The sole shareholder of Tembusu is Temasek Holdings (Private) Limited (“Temasek”), a Singapore corporation, which is principally engaged in the business of investment holding. Set forth below for each director and executive officer of Temasek is his or her present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director or executive officer. The principal business address and telephone number for each of Bartley, Tembusu and Temasek is 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore, +65-6828-6828. During the past five years, none of Bartley, Tembusu, Temasek or any of their respective directors or executive officers has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, none of Bartley, Tembusu, Temasek or any of their respective directors or executive officers has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors of Bartley Investments Pte. Ltd.

Weng Chuen Poy. Mr. Poy is a Director of Bartley and Director, Finance of Temasek International Pte. Ltd. and has been with Temasek International Pte. Ltd. since 2006. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Poy is a citizen of Singapore.

Ooi Keong Lee. Mr. Lee is a Director of Bartley and Director, Risk Management of Temasek International Pte. Ltd. and has been with Temasek International Pte. Ltd. since 2008. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Lee is a citizen of Malaysia.

Directors of Tembusu Capital Pte. Ltd.

Yue Joo Chia. Ms. Chia is a Director of Tembusu and Managing Director, Legal & Regulations of Temasek International Pte. Ltd. Her business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Ms. Chia is a citizen of Singapore.

Whye Lin Yeo. Ms. Yeo is a Director of Tembusu and Director, Human Resources of Temasek International Pte. Ltd. Her business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Ms. Yeo is a citizen of Singapore.

Directors and Executive Officers of Temasek Holdings (Private) Limited.

Boon Heng Lim. Mr. Lim became Chairman of Temasek in 2013 and has been a Director of Temasek since 2012. Prior to Temasek, Mr. Lim was a Minister in the Prime Minister’s Office for the government of Singapore, with a business address of Orchard Road, Istana, Singapore 238823, Singapore. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Lim is a citizen of Singapore.

Wai Keung Cheng. Mr. Cheng became Deputy Chairman of Temasek in 2013 and has been a Director of Temasek since 2011. Mr. Cheng is also Chairman and Managing Director of Wing Tai Holdings Limited, which is principally engaged in the businesses of property investment and development, lifestyle retail and hospitality management. His business address is: 3 Killiney Road, #10-01, Winsland House 1, Singapore 239519, Singapore. Mr. Cheng is a citizen of Singapore.

Ching Ho. Ms. Ho is Executive Director and CEO of Temasek and has been with Temasek since 2002. Her business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Ms. Ho is a citizen of Singapore.

Hong Pak Kua. Mr. Kua is a Director of Temasek and Managing Director and Group CEO of ComfortDelGro Corporation Limited, which is principally engaged in the business of land transport. His business address is: 205 Braddell Road, East Wing 7th Floor, Singapore 579701, Singapore. Mr. Kua is a citizen of Singapore.

Yew Lin Goh. Mr. Goh is a Director of Temasek and Managing Director of GK Goh Holdings Limited, which is principally engaged in the business of investment holding. His business address is: 50 Raffles Place, #33-00, Singapore Land Tower, Singapore 048623, Singapore. Mr. Goh is a citizen of Singapore.

Ming Kian Teo. Mr. Teo is a Director of Temasek and has held this position since 2006. Prior to Temasek, Mr. Teo was Permanent Secretary in the Ministry of Finance, with a business address of The Treasury, 100 High St., Singapore 179434, Singapore, and National Research and Development, National Research Foundation in the Prime Minister’s Office for the government of Singapore, with a business address of 1 CREATE Way, #12-02, CREATE Tower, Singapore 138602, Singapore. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Teo is a citizen of Singapore.

Marcus Wallenberg. Mr. Wallenberg is a Director of Temasek and Chairman of Foundation Asset Mgmt Sweden AB, which is principally engaged in the business of asset management. His business address is: Arsenalsgatan 4, 3rd fl., Stockholm Sweden. Mr. Wallenberg is a citizen of Sweden.

Jown Leam Michael Lien. Mr. Lien is a Director of Temasek and Executive Chairman of Wah Hin and Company Private Limited, which is principally engaged in the business of investment holding. His business address is: One Raffles Place, #51-00, Singapore 048616, Singapore. Mr. Lien is a citizen of Singapore.

Yuen Kuai Lucien Wong. Mr. Wong is a Director of Temasek and Chairman and Senior Partner of Allen & Gledhill LLP, which is principally engaged in the business of providing legal services. His business address is: One Marina Boulevard, #28-00, Singapore 018989, Singapore. Mr. Wong is a citizen of Singapore.

Robert B. Zoellick. Mr. Zoellick became a Director of Temasek in 2013. Prior to Temasek, Mr. Zoellick was President and CEO of the World Bank Group, with a principal business address of 1818 H Street, NW Washington, DC 20433, USA. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Zoellick is a citizen of the United States of America.

Wai Ching Chan. Ms. Chan is Co-Head of the Corporate Development Group and Head of Organisation and Leadership of Temasek International Pte. Ltd. Her business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Ms. Chan is a citizen of Singapore.

Hock Kuan Cheo. Ms. Cheo is Head of Strategic Relations & Corporate Affairs of Temasek International Pte. Ltd. Her business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Ms. Cheo is a citizen of Singapore.

Song Hwee Chia. Mr. Chia is Head of the Investment Group and Co-Head of China of Temasek International Pte. Ltd. and has been with Temasek International Pte. Ltd. since 2011. Prior to Temasek International Pte. Ltd., Mr. Chia was Executive Vice President and Chief Operating Officer of GLOBALFOUNDRIES Singapore Pte. Ltd., which is principally engaged in the business of semiconductor manufacturing services, with a principal business address of 60 Woodlands Industrial Park D Street 2, Singapore 738406, Singapore and was employed by GLOBALFOUNDRIES Singapore Pte. Ltd. beginning in 2009. Prior to GLOBALFOUNDRIES Singapore Pte. Ltd., Mr. Chia was President & Chief Executive Officer of Chartered Semiconductor Manufacturing Ltd., which is principally engaged in the business of semiconductor manufacturing, with a principal business address of 60 Woodlands Industrial Park D Street 2, Singapore 738406, Singapore. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Chia is a citizen of Singapore.

John Cryan. Mr. Cryan is Co-Head of Portfolio & Strategy Group, President of Europe, Head of Credit Portfolio, Head of Portfolio Strategy and Head of Africa of Temasek International Pte. Ltd. and has been with Temasek International Pte. Ltd. since 2012. Prior to Temasek International Pte. Ltd., Mr. Cryan was Chairman & CEO, EMEA of UBS AG, which is principally engaged in the business of providing investment banking, asset management and wealth management services, with a principal business address of 1 Finsbury Avenue, London, EC2M 2PP. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Cryan is a citizen of Great Britain.

Gregory L. Curl. Mr. Curl is President of Temasek International Pte. Ltd. and has been with Temasek International Pte. Ltd. since 2010. Prior to Temasek International Pte. Ltd., Mr. Curl was employed as Vice Chairman at Bank of America, which is principally engaged in the business of providing banking and financial services, with a principal business address of Bank of America Corporate Center, 100 North Tryon Street, Charlotte, NC 2825. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Curl is a citizen of The United States of America.

Nagi Hamiyeh. Mr. Hamiyeh is Co-Head of the Enterprise Development Group, Senior Managing Director of Investment, Head of Australia & New Zealand, Head of the Middle East and Co-Head of Africa of Temasek International Pte. Ltd. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Hamiyeh is a citizen of Singapore.

David Heng. Mr. Heng is Co-Head of the Markets Group, Senior Managing Director of Investment and Head of South East Asia of Temasek International Pte. Ltd. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Heng is a citizen of Singapore.

Ravi Lambah. Mr. Lambah is Senior Managing Director of Investment and Co-Head of India of Temasek International Pte. Ltd. and has been with Temasek International Pte. Ltd. since 2012. Prior to Temasek International Pte. Ltd., Mr. Lambah was employed as the Chief Operating Officer of STT Communications Ltd., which is principally engaged in the business of providing information-communication services, with a principal business address of 1 Temasek Avenue, #33-01, Millenia Tower, Singapore 039192, Singapore and was employed by STT Communications Ltd. beginning in 2010. Prior to STT Communications Ltd., Mr. Lambah was employed as a Managing Director of Global Investment Banking by Citi Global Markets, India, which is principally engaged in the business of providing financial services, with a principal business address of 4th Floor Bakhtawar Nariman Point, Mumbai 400021, India. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Lambah is a citizen of India.

Theng Kiat Lee. Mr. Lee is President of Temasek International Pte. Ltd. and has been with Temasek International Pte. Ltd. since 2012. Prior to Temasek International Pte. Ltd., Mr. Lee was President & CEO of STT Communications Ltd., which is principally engaged in the business of information-communication services, with a business address of 1 Temasek Avenue, #33-01, Millennia Tower, Singapore 039192, Singapore. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Lee is a citizen of Singapore.

Wai Leng Leong. Ms. Leong is Chief Financial Officer, Head of the Corporate Development Group and Co-Head of Portfolio Management of Temasek. Her business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Ms. Leong is a citizen of Singapore.

Siok Lan Pek. Ms. Pek is Senior Managing Director of Investment and Senior Managing Director, General Counsel of Temasek International Pte. Ltd. and has been with Temasek International Pte. Ltd. since 2012. Prior to Temasek International Pte. Ltd., Ms. Pek was the Executive Vice President & General Counsel of STT Communications Ltd., which is principally engaged in the business of providing information-communication services, with a business address of 1 Temasek Avenue, #33-01, Millenia Tower, Singapore 039192, Singapore. Her business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Ms. Pek is a citizen of Singapore.

Dilhan Pillay Sandrasegara. Mr. Sandrasegara is Head of the Enterprise Development Group, Head of Singapore and Co-Head of Americas of Temasek International Pte. Ltd. and has been with Temasek International Pte. Ltd. since 2010. Prior to Temasek International Pte. Ltd., Mr. Sandrasegara was the Managing Partner of WongPartnership LLP, which is principally engaged in the business of providing legal services, with a business address of 12 Marina Boulevard Level 28, Marina Bay Financial Centre Tower 3, Singapore 018982, Singapore. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Sandrasegara is a citizen of Singapore.

Rohit Sipahimalani. Mr. Sipahimalani is Co-Head of the Investment Group, Head of India and Co-Head of the Middle East of Temasek International Pte. Ltd. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Sipahimalani is a citizen of Singapore.

Boon Sim. Mr. Sim is Head of the Markets Group, President of the Americas and Co-Head of Credit Portfolio of Temasek International Pte. Ltd. and has been with Temasek since 2012. Prior to Temasek International Pte. Ltd., Mr. Sim was Global Head of the Mergers & Acquisitions Group of Credit Suisse Securities (USA) LLC, which is principally engaged in the business of providing financial services, with a principal business address of 11 Madison Avenue, New York, NY 10010, USA. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Sim is a citizen of The United States of America.

Chong Lee Tan. Mr. Tan is Head of the Portfolio & Strategy Group, Head of Portfolio Management, Head of Strategy, Co-Head of Singapore and Co-Head of Europe of Temasek International Pte. Ltd. and has been with Temasek International Pte. Ltd. since 2011. Prior to Temasek International Pte. Ltd., Mr. Tan was the Country Executive of South East Asia & Head of Corporate & Investment Banking of South East Asia of Bank of America Merrill Lynch, which is principally engaged in the business of providing banking and financial services, with a principal business address of 2 Harbourfront Place, Singapore 098499, Singapore and was employed by Bank of America Merrill Lynch beginning in 2010. Prior to Bank of America Merrill Lynch, Mr. Tan was Co-Head of Investment Banking of South East Asia of Goldman Sachs (Singapore) Pte., which is principally engaged in the business of providing financial services, with a principal business address of 1 Raffles Link, #07-01, South Lobby, Singapore 039393, Singapore. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Tan is a citizen of Singapore.

Yibing Wu. Mr. Wu is Head of China of Temasek International Pte. Ltd. and has been with Temasek International Pte. Ltd. since 2013. Prior to Temasek International Pte. Ltd., Mr. Wu was Chairman and CEO of CITIC Goldstone Investment Co. Ltd., which is principally engaged in the business of private equity, with a principal business address of 17/F CITIC Securities Building, No. 48 Liangmaqiao Road, Chaoyang District, Beijing 100026, China and was employed by CITIC Goldstone Investment Co. Ltd. beginning in 2012. Prior to CITIC Goldstone Investment Co. Ltd., Mr. Wu was President of CITIC Private Equity Funds Management Co. Ltd., which is principally engaged in the business of private equity, with a principal business address of 11/F Jinbao Tower, No. 89 Jinbao Street, Dongcheng District, Beijing 100005, China and was employed by CITIC Private Equity Funds Management Co. Ltd. beginning in 2009. Prior to CITIC Private Equity Funds Management Co. Ltd., Mr. Wu was Executive Vice President of Legend Holdings Ltd., which is principally engaged in the business of investment holding, with a principal business address of 10F, Tower A, Raycom InfoTech Park, 2 Ke Xue Yuan Nan Lu, Hai Dian District, Beijing 100190, China. His business address is: 60B Orchard Road, #06-18, Tower 2, The Atrium@Orchard, Singapore 238891, Singapore. Mr. Wu is a citizen of the United States of America.

AlpInvest Partners Co-Investments 2011 II C.V., AlpInvest Partners Co-Investments 2012 I C.V., AlpInvest Partners Co-Investments 2012 II C.V.: As of the date hereof, neither AlpInvest 2011 II, AlpInvest 2012 I nor AlpInvest 2012 II has any directors or executive officers. Set forth below for each director and executive officer of AlpInvest Partners B.V., which owns and controls (i) AlpInvest Partners 2011 B.V., being the general partner of AlpInvest Partners Co-Investments 2011 II C.V., (ii) AlpInvest Partners 2012 I B.V., being the general partner of AlpInvest Partners Co-Investments 2012 I C.V. and (iii) AlpInvest Partners 2012 II B.V., being the general partner of AlpInvest Partners Co-Investments 2012 II C.V., is his present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. During the past five years, neither any AlpInvest Entity nor any of the directors or executive officers of AlpInvest Partners B.V. has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither any AlpInvest Entities nor any of its directors or executive officers has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors and Executive Officers of AlpInvest Partners B.V.

Volkert Doeksen. Mr. Doeksen is the co-founder, Vice-Chairman of the Board and Managing Partner of AlpInvest Partners. His business address is Jachthavenweg 118, 1081 KJ Amsterdam, The Netherlands. Mr. Doeksen is a citizen of The Netherlands.

Paul de Klerk. Mr. De Klerk is the co-founder, Chief Financial Officer and Chief Operating Officer of AlpInvest Partners. His business address is Jachthavenweg 118, 1081 KJ Amsterdam, The Netherlands. Mr. De Klerk is a citizen of The Netherlands.

Glenn A. Youngkin. Mr. Youngkin is the Chairman of the Board, Managing Director and the Chief Operating Officer of the Carlyle Group. Mr. Youngkin joined the Carlyle Group in 1995. From October 2010 to March 2011, he served as an Interim Chief Financial Officer of the Carlyle Group. His business address is 1001 Pennsylvania Avenue, NW Suite 220 South Washington, DC 20004, USA. Mr. Youngkin is a citizen of the United States of America.

Jacques P. Chappuis. Mr. Chappuis is the Global Head of the Solutions Business Segment of the Carlyle Group. He has held this position since 2013. Prior to this, Mr. Chappuis has been with Morgan Stanley since 2006, and served as the Managing Director at Morgan Stanley and as the Head of Alternative Investments at Morgan Stanley Global Wealth Management Group between 2009 and 2013. Mr. Chappuis is a citizen of the United States of America.

CBC TMT III Limited: Set forth below for each director of CBC is his present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. As of the date hereof, CBC does not have any executive officers. During the past five years, neither CBC nor any of its directors or executive officers has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither CBC nor any of its directors or executive officers has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Director of CBC TMT III Limited

Edward Tian. See “AsiaInfo-Linkage, Inc.—Directors of AsiaInfo-Linkage, Inc.” beginning on page J-1 for additional information about Dr. Tian.

InnoValue Capital Ltd: Set forth below for each director InnoValue is his present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. As of the date hereof, InnoValue does not have any executive officers. During the past five years, neither InnoValue nor any of its directors or executive officers has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither InnoValue nor any of its directors or executive officers has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Director of InnoValue Capital Ltd

Liu Tzu-Lien. Ms. Liu is the Director of InnoValue and has been with the firm since its establishment in 2006. Her business address is No. 113-3, Sec. 1 An-Ho Road, Taipei 106, Taiwan. Ms. Liu is a citizen of Taiwan.

PacificInfo Limited. Set forth below for each director of PacificInfo is his present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. As of the date hereof, PacificInfo does not have any executive officers. During the past five years, neither PacificInfo nor any of its directors has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither PacificInfo nor any of its directors has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Director of PacificInfo Limited

Edward Tian. See “AsiaInfo-Linkage, Inc. — Directors of AsiaInfo-Linkage, Inc.” beginning on page J-1 for additional information about Dr. Tian.

New Media China Investment I, Ltd. Set forth below for each director of New Media is his present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. As of the date hereof, New Media does not have any executive officers. During the past five years, neither New Media nor any of its directors has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither New Media nor any of its directors has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Directors of New Media China Investment I, Ltd.

Jian (James) Ding. See “AsiaInfo-Linkage, Inc. — Directors of AsiaInfo-Linkage, Inc.” beginning on page J-1 for additional information about Mr. Ding.

Annex K

Annex K

ASIAINFO-LINKAGE, INC.

IMPORTANT SPECIAL MEETING INFORMATION 000004

ENDORSEMENT LINE SACKPACK_

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4

ADD 5

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59pm, Central Time, on December 17, 2013.

Vote by Internet

Live QR

Code will be Go to www.investorvote.com/tickersymbol added upon Or scan the QR code with your smartphone approval Follow the steps outlined on the secure website

Vote by telephone

Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas.

Special Meeting Proxy Card 1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors, acting on the unanimous recommendation of the special committee composed entirely of independent directors, recommends a vote “FOR” Proposal 1, a vote “FOR” Proposal 2 and a vote “FOR” Proposal 3.

For Against Abstain

1. To adopt the Agreement and Plan of Merger, dated as of May 12, 2013 (as it may be amended from time to time, the “merger agreement”), among the Company, Skipper Limited (“Parent”) and Skipper Acquisition Corporation (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “merger”), with the Company surviving the merger as a wholly owned subsidiary of Parent.

2. To approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger.

3. To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

1U P X 1 6 8 5 0 7 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01OIUE

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IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — ASIAINFO-LINKAGE, INC.

ASIAINFO-LINKAGE, INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 19, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Shanniang (Deborah) Lv and Jun (Michael) Wu, or either of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of common stock of AsiaInfo-Linkage, Inc. (the “Company”) held of record by the undersigned on November 14, 2013, at the special meeting of stockholders to be held at 3:00 p.m. local time, on December 19, 2013, at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing, People’s Republic of China or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE. IF OTHER MATTERS THAN THE PROPOSALS LISTED ON THE REVERSE SIDE ARE PRESENTED AT THE SPECIAL MEETING, THE PERSONS NAMED ABOVE WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO THOSE MATTERS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR VOTE BY INTERNET OR TELEPHONE FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE.

Please Vote, Sign, Date and Return Promptly in the Enclosed Postage-Paid Envelope

(Continued and to be signed on the Reverse Side)

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